Filed with the Securities and Exchange Commission on February 1, 1997.


                                                               File No. 2-91579
                                                               File No. 811-4050

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.    ____

         Post-Effective Amendment No.    19
                                        ----

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.     21
                          ----

                           AARP Tax Free Income Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Two International Place, Boston, MA           02110-4103
       ----------------------------------------         ----------
       (Address of Principal Executive Offices)         (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2567
                                                           --------------

                               Thomas F. McDonough
                         Scudder, Stevens & Clark, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

          ___       immediately upon filing pursuant to paragraph (b)

           X      on February 1, 1997 pursuant to paragraph (b)
          ---
          ___     60 days after filing pursuant to paragraph (a)(i)

          ___     on _______________ pursuant to paragraph (a)(i)

          ___     75 days after filing pursuant to paragraph (a)(ii)

          ___     on _______________ pursuant to paragraph (a)(ii) of Rule 485

The Registrant has filed a declaration registering an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on November 29, 1996.

                           AARP TAX FREE INCOME TRUST
                              CROSS-REFERENCE SHEET

PART A                              Items Required By Form N-1A
------                              ---------------------------

Item No.     Item Caption               Prospectus Caption
--------     ------------               ------------------
1.           Cover Page                 COVER PAGE

2.           Synopsis
                                        FUND EXPENSES
                                        EXAMPLES OF WHAT FUND EXPENSES WOULD BE ON A $1,000
                                             INVESTMENT IN EACH AARP FUND
                                        AN OVERVIEW OF THE AARP INVESTMENT PROGRAM
                                        WHAT DOES THE AARP INVESTMENT PROGRAM OFFER ME?

3.           Condensed Financial        FINANCIAL HIGHLIGHTS
             Information                UNDERSTANDING FUND PERFORMANCE

4.           General Description        AN OVERVIEW OF THE AARP INVESTMENT PROGRAM
             of Registrant              INVESTMENT OBJECTIVES AND POLICIES
                                        OTHER INVESTMENT POLICIES AND RISK FACTORS
                                        FUND ORGANIZATION

5.           Management of the          FUND EXPENSES
             Fund                       EXAMPLES OF WHAT FUND EXPENSES WOULD BE ON A $1,000
                                             INVESTMENT IN EACH AARP FUND
                                        FINANCIAL HIGHLIGHTS
                                        FUND ORGANIZATION
                                        AN OVERVIEW OF THE AARP INVESTMENT PROGRAM

5A.                                     NOT APPLICABLE

6.           Capital Stock and          ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS
             Other Securities             AND TAXES
                                        FUND ORGANIZATION
                                        ACCESS TO YOUR INVESTMENT

7.           Purchase of Securities     OPENING AN ACCOUNT
             Being Offered              ADDING TO YOUR INVESTMENT
                                        EXCHANGING
                                        INVESTOR SERVICES
                                        WIRE TRANSFER INSTRUCTIONS

8.           Redemption or              EXCHANGING
             Repurchase                 ACCESS TO YOUR INVESTMENT
                                        SIGNATURE GUARANTEES
                                        INVESTOR SERVICES

9.           Pending Legal              NOT APPLICABLE
             Proceedings


                             Cross Reference-Page 1

PART B
------
                                        Caption in Statement of
Item No.     Item Caption               Additional Information
--------     ------------               ----------------------
10.          Cover Page                 COVER PAGE

11.          Table of Contents          TABLE OF CONTENTS

12.          General Information        TRUST ORGANIZATION
             and History

13.          Investment Objectives      THE FUNDS' INVESTMENT OBJECTIVES
             and Policies                    AND POLICIES
                                        BROKERAGE AND PORTFOLIO TURNOVER

14.          Management of the          MANAGEMENT OF THE FUNDS
             Fund                       TRUSTEES AND OFFICERS
                                        REMUNERATION

15.          Control Persons and        TRUSTEES AND OFFICERS
             Principal Holders
             of Securities

16.          Investment Advisory        MANAGEMENT OF THE FUNDS
             and Other Services         TRUSTEES AND OFFICERS
                                        OTHER INFORMATION

17.          Brokerage Allocation       BROKERAGE AND PORTFOLIO TURNOVER

18.          Capital Stock and          TRUST ORGANIZATION
             Other Securities

19.          Purchase, Redemption       THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES
             and Pricing of             PURCHASES
             Securities Being           REDEMPTIONS
             Offered                    RETIREMENT PLANS
                                        OTHER PLANS
                                        NET ASSET VALUE

20.          Tax Status                 TAXES

21.          Underwriters               DISTRIBUTOR

22.          Calculations of            DIVIDENDS AND YIELD
             Performance Data

23.          Financial Statements       FINANCIAL STATEMENTS


                             Cross Reference-Page 2

                      AARP INVESTMENT PROGRAM FROM SCUDDER

                                   PROSPECTUS

                                February 1, 1997


There are 15 pure no-load(TM) AARP Mutual Fund Portfolios that have been developed to help meet the investment needs of AARP members. The Funds are organized into five Trusts (see page 62 for more information on the Trusts).

Trusts                              AARP Mutual Funds
------                              -----------------
AARP Cash Investment Funds          AARP High Quality Money Fund

AARP Income Trust                   AARP GNMA and U.S. Treasury Fund
                                    AARP High Quality Bond Fund
                                    AARP Bond Fund for Income

AARP Tax Free Income Trust          AARP High Quality Tax Free Money Fund AARP
                                    Insured Tax Free General Bond Fund

AARP Growth Trust                   AARP Balanced Stock and Bond Fund
                                    AARP Growth and Income Fund
                                    AARP U.S. Stock Index Fund
                                    AARP Global Growth Fund
                                    AARP Capital Growth Fund
                                    AARP International Stock Fund
                                    AARP Small Company Stock Fund

AARP Managed Investment             AARP Diversified Income Portfolio
     Portfolios Trust               AARP Diversified Growth Portfolio

     This combined Prospectus provides information about the AARP Investment Program from Scudder that a prospective investor should know before investing. Please keep it for future reference.

     The U.S. Government does not and has never insured or guaranteed shares of any mutual fund, including the AARP Mutual Funds. For limitations on insurance relative to the AARP Insured Tax Free General Bond Fund, see page 32. The AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund each seek to maintain a constant net asset value of $1.00 per share. The Fund Manager cannot assure investors that these funds will be able to maintain a stable $1.00 per share or constant net asset value.

     You may get more detailed information in the combined Statement of Additional Information (SAI) dated February 1, 1997, as amended from time to time. The SAI is considered part of this Prospectus by reference to it. The SAI is on file with the Securities and Exchange Commission (SEC).

     You may get a copy of the SAI or a LARGER PRINT VERSION OF THIS PROSPECTUS without charge. Call 1-800-253-2277, or write to Scudder Investor Services, Inc., P.O. Box 2540, Boston, MA 02208-2540.

     LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   PROSPECTUS

FUND EXPENSES


Shareholder Transaction Expenses


The AARP Mutual Funds do not charge sales fees or commissions.

100% of your investment goes to work for you.

     o    No fees to open your account

     o    No fees to open or maintain an AARP IRA or AARP Keogh Plan account

     o    No fees to buy shares

     o    No fees to exchange (move investments from one fund to another)

     o    No fees to sell (redeem) shares

     o    No marketing fees or distribution fees (12b-1 fees)

     o    No fees to reinvest dividends

There are Annual Fund Operating Expenses for each of the AARP Funds. You do not pay these expenses directly. The AARP Funds pay these expenses before distributing net investment income to you. These expenses include the management fee paid to the Fund Manager as well as other expenses for services such as maintaining shareholder records and furnishing shareholder statements and fund reports. The expenses are reflected in the AARP Funds' share prices or dividends and are not directly charged to shareholder accounts.

The following tables present information on the projected costs and expenses of investing in an AARP Fund. You may use these tables to compare the fees and expenses of the AARP Funds with other mutual funds.

Annual Fund Operating Expenses are expressed as a percentage of each AARP Fund's average daily net assets.

The chart shows the expenses for each of the Funds, except for the AARP Bond Fund for Income, the AARP U.S. Stock Index Fund, the AARP International Stock Fund, and the AARP Small Company Stock Fund for the fiscal year ended September 30, 1996. For these four Funds, which were introduced on February 1, 1997, expenses have been estimated for the coming year.


                                         Effective                   Total Fund
                                         Management        Other     Operating
Fund                                     Fee Rate+       Expenses    Expenses
----                                     ---------       --------    --------
AARP High Quality Money Fund               .39%            .57%        .96%
AARP High Quality Tax Free Money           .46%            .39%        .85%
   Fund
AARP GNMA and U.S. Treasury Fund           .41%            .23%        .64%
AARP High Quality Bond Fund                .48%            .43%        .91%
AARP Bond Fund for Income                    0%*             0%*         0%*
AARP Insured Tax Free General Bond         .49%            .17%        .66%
   Fund
AARP Balanced Stock and Bond Fund          .48%            .40%        .88%
AARP Growth and Income Fund                .49%            .20%        .69%



                                   PROSPECTUS

AARP U.S. Stock Index Fund                   0%**          .50%        .50%**
AARP Global Growth Fund                    .29%***        1.46%       1.75%***
AARP Capital Growth Fund                   .62%            .28%        .90%
AARP International Stock Fund                0%****       1.75%       1.75%****
AARP Small Company Stock Fund              .51%*****      1.24%       1.75%*****

+ The AARP Funds' fee structure is designed to recognize the degree to which the pooled resources of the Program provide economies in the management of the AARP Funds. The fee consists of two elements: a "Base Fee" and an "Individual Fund Fee." The combined Base Fee and Individual Fund Fee is called the Effective Management Fee Rate. See page 64 for information on how the Effective Management Fee Rate is calculated.

* The AARP Bond Fund for Income was introduced on February 1, 1997. Fund expenses are projected given the asset forecast as of September 30, 1997. Until January 31, 1998, the Fund Manager has agreed to waive its management fee for AARP Bond Fund for Income to the extent necessary so that the total annualized expenses of the Fund do not exceed 0% of average daily net assets. If the Fund Manager had not agreed to waive its fee, it is estimated that the total annualized expenses of the Fund would be: investment management fee .57%, other expenses .84% and total operating expenses 1.41% for the initial fiscal year.

**        The AARP U.S.  Stock  Index Fund was  introduced  on February 1, 1997.
          Fund expenses are projected given the asset forecast as of September 30, 1997. Until January 31, 1998, the Fund Manager has agreed to waive its management fee for AARP U.S. Stock Index Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed .50% of average daily net assets. In addition, the Subadviser has agreed to waive a portion of its fee for the first 12 months of management. If the Fund Manager had not agreed to waive its fee, and the Subadviser had not agreed to waive a portion of its fee, it is estimated that the total annualized expenses of the Fund would be: investment management fee .29%, other expenses 1.59% and total operating expenses 1.88% for the initial fiscal year.

*** Until January 31, 1998, the Fund Manager has agreed to waive a portion of its management fee for AARP Global Growth Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.75% of average daily net assets. If the Fund Manager had not agreed to waive its fee, it is estimated that the total annualized expenses of the Fund would be: investment management fee .84%, other expenses 1.47% and total operating expenses 2.31% for the fiscal year.

**** The AARP International Stock Fund was introduced on February 1, 1997. Fund expenses are projected given the asset forecast of September 30, 1997. Until January 31, 1998, the Fund Manager has agreed to waive its management fee for AARP International Stock Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.75% of average daily net assets. If the Fund Manager had not agreed to waive its fee, it is estimated that the total annualized expenses of the Fund would be: investment management fee .89%, other expenses 2.44% and total operating expenses 3.33% for the initial fiscal year.

***** The AARP Small Company Stock Fund was introduced on February 1, 1997. Fund expenses are projected given the asset forecast of September 30, 1997. Until January 31, 1998, the Fund Manager has agreed to waive a portion of its management fee for AARP Small Company Stock Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.75% of average daily net assets. If the Fund Manager had not agreed to waive a portion of its fee, it is estimated that the total annualized expenses of the Fund would be: investment management fee .84%, other expenses 1.47% and total operating expenses 2.31% for the initial fiscal year.

                                              Effective              Total Fund
                                              Management    Other     Operating
          Managed Investment Portfolios       Fee Rate+    Expenses   Expenses
          -----------------------------       ---------    --------   --------

          AARP Diversified Income Portfolio@      0%           0%         0%
          AARP Diversified Growth Portfolio@      0%           0%         0%

@ AARP Managed Investment Portfolios are expected to operate at a zero expense level. However, each Portfolio's shareholders will indirectly bear that Portfolio's pro rata share of fees and expenses incurred by the underlying AARP mutual funds in which that Portfolio is invested. The investment returns of each Portfolio, therefore, will be net of that Portfolio's share of the expenses of the underlying AARP mutual funds in which that Portfolio is invested. The chart on pages 2 and 3 shows the expense ratios of each underlying AARP mutual fund after fee waiver or reimbursement where applicable, as of September 30, 1996. Based on this information, the range for the average weighted expense ratio borne by the AARP Diversified Income Portfolio is expected to be .10% to 1.26%, and .30% to 1.58% for the AARP Diversified Growth Portfolio. A range is provided since the average assets of each



                                   PROSPECTUS

          Portfolio   invested  in  each  of  the  underlying  AARP  funds  will fluctuate. Using the midpoint of the ratios set forth above, an example of the expenses of each Portfolio is included in the chart below.


EXAMPLES OF WHAT FUND EXPENSES WOULD BE ON A $1,000 INVESTMENT IN EACH AARP FUND

Based on the level of assets as of September 30, 1996 (and projected September 30, 1997 assets for the AARP Bond Fund for Income, the AARP U.S. Stock Index Fund, the AARP International Stock Fund and the AARP Small Company Stock Fund), we have calculated the forecasted total expenses of a $1,000 investment in each AARP Fund over specified periods. These examples assume 5% annual return. There are three other assumptions: (1) redemption at the end of each period, (2) reinvestment of all dividends and distributions, and (3) total fund operating expenses noted on page 2 remain the same each year.

For additional information, including reference to a $5.00 wire service fee that is charged in some cases, please refer to page 71.


Fund                                   1 Year    3 Years   5 Years  10 Years
----                                   ------    -------   -------  --------
AARP High Quality Money Fund            $ 10      $ 31      $ 53      $118
AARP High Quality Tax Free Money           9        27        48       105
   Fund
AARP GNMA and U.S. Treasury Fund           7        20        36        80
AARP High Quality Bond Fund                9        29        50       112
AARP Bond Fund for Income                  0         0       N/A       N/A
AARP Insured Tax Free General Bond         7        21        37        82
   Fund
AARP Balanced Stock and Bond Fund          9        28        49       108
AARP Growth and Income Fund                7        22        38        86
AARP U.S. Stock Index Fund                 5        16       N/A       N/A
AARP Global Growth Fund                   18        55        95       206
AARP Capital Growth Fund                   9        29        50       111
AARP International Stock Fund             18        55       N/A       N/A
AARP Small Company Stock Fund             18        55       N/A       N/A
AARP Diversified Income Portfolio          7        22       N/A       N/A
AARP Diversified Growth Portfolio         10        30       N/A       N/A

You should not consider these examples as representations of past or future expenses or returns. Actual fund expenses may be higher or lower in the future.



                                   PROSPECTUS

FINANCIAL HIGHLIGHTS

On the next nine pages you will find a variety of information about the income and the expenses of each AARP Fund, except for AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Stock Fund, AARP Small Company Stock Fund, AARP Diversified Income Portfolio, and AARP Diversified Growth Portfolio, which are newly organized. You will also find the following: (1) the net gain or loss on the investments, (2) the distributions, if any, of income and gain, and,
(3) the change in net asset value per share from the beginning to the end of the stated periods. Price Waterhouse LLP, the AARP Funds' independent accountants, have examined this information. The Annual Report to Shareholders includes their report.


For a copy, free of charge, of the Annual Report to Shareholders dated September 30, 1996 which includes more detailed information concerning the Funds' performance, complete portfolio listings and audited financial statements, please contact an AARP Mutual Fund Representative at 1-800-253-2277.



                                   PROSPECTUS

                                    AARP High Quality Money Fund For the Years Ended September 30
                                    -------------------------------------------------------------
                 1996       1995       1994       1993       1992          1991       1990       1989       1988       1987
                 ----       ----       ----       ----       ----          ----       ----       ----       ----       ----
Net Asset
 Value at
 Beginning
 of Period ..   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                -------------------------------------------------------------------------------------------------------------
Net
 Investment
 Income .....      .045       .049       .028       .021       .040          .060       .073       .080       .060       .050
Distributions
 from Net
 Investment
 Income .....     (.045)     (.049)     (.028)     (.021)     (.040)(a)     (.060)     (.073)     (.080)     (.060)     (.050)
                -------------------------------------------------------------------------------------------------------------
Net Asset
 Value at
 End of
 Period .....   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                -------------------------------------------------------------------------------------------------------------
Total Return
 % (b) ......      4.62       4.99       2.84       2.13       4.12          6.22       7.58       8.32       6.15       5.13
Net Assets
 End of
 Period
 ($ millions)       412        384        333        254        323           357        376        324        224        178
Ratio of
 Operating
 Expenses
 Net to
 Average Net
 Assets % ...      .963       .978      1.125      1.312      1.151         1.053      1.058      1.071      1.097      1.160
Ratio of
 Operating
 Expenses
 Before
 Expense
 Reductions
 to
 Average Net
 Assets % ...      .963       .978      1.125      1.312      1.190         1.132      1.169      1.181      1.178      1.593
Ratio of Net
 Investment
 Income to
 Average Net
 Assets % ...     4.535      4.887      2.889      2.123      3.613         6.050      7.319      8.061      6.025      5.090

(a)  Includes  approximately  $.005 per share of net realized short-term capita gains.
(b)  Total returns would have been lower had certain expenses not been reduced.

                                   PROSPECTUS

                               AARP High Quality Tax Free Money Fund For the Years Ended September 30
                               ----------------------------------------------------------------------
                 1996       1995       1994       1993       1992          1991       1990       1989       1988       1987
                 ----       ----       ----       ----       ----          ----       ----       ----       ----       ----
Net Asset
 Value at
 Beginning of
 Period ......   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $  .996    $  .998    $ 1.008    $  .998    $ 1.027
                 ----------------------------------------------------------------------------------------------------------
Net
 Investment
 Income ......      .028       .029       .017       .016       .026       .055       .061       .059       .055       .049
Net Realized
 & Unrealized
 Investment
 Gain (Loss) .      --         --         --         --         --         .004      (.002)     (.010)      .010      (.026)
Distributions
 from Net
 Investment
 Income ......     (.028)     (.029)     (.017)     (.016)     (.026)     (.055)     (.061)     (.059)     (.055)     (.049)
Distributions
 from Net
 Realized
 Gains .......      --         --         --         --         --         --         --         --         --        (.003)
                 ----------------------------------------------------------------------------------------------------------
Total
 Distributions     (.028)     (.029)     (.017)     (.016)     (.026)     (.055)     (.061)     (.059)     (.055)     (.052)
                 ----------------------------------------------------------------------------------------------------------
Net Asset
 Value at End
 of Period ...   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $  .996    $  .998    $ 1.008    $  .998
                 ----------------------------------------------------------------------------------------------------------
Total Return %
 (a) .........      2.80       2.99       1.76       1.62       2.58       6.10       6.02       4.98       6.65       2.25
Net Assets
 End of
 Period
 ($ millions)        111        120        129        134        127        119         98         90         79         70
Ratio of
 Operating
 Expenses
 Net  to
 Average Net
 Assets % ....       .85        .87        .90        .93        .95       1.06       1.12       1.17       1.27       1.31
Ratio of
 Operating
 Expenses
 Before
 Expense
 Reductions
 to Average
 Net Assets %        .85        .87        .91       1.15       1.13       1.13       1.12       1.17       1.30       1.35
Ratio of Net
 Investment
 Income to
 Average Net
 Assets % ....      2.77       2.94       1.75       1.60       2.54       5.43       6.06       5.85       5.47       4.80
Portfolio
 Turnover
 Rate % ......      --         --         --         --         --         --        39.88      21.28      62.73      22.20

(a)  Total returns would have been lower had certain expenses not been reduced.


                                   PROSPECTUS

                                  AARP GNMA and U.S. Treasury Fund For the Years Ended September 30
                                  -----------------------------------------------------------------
                 1996       1995       1994       1993       1992          1991       1990       1989       1988       1987
                 ----       ----       ----       ----       ----          ----       ----       ----       ----       ----
Net Asset
 Value at
 Beginning
 of Period ...   $ 15.19    $ 14.73    $ 15.96    $ 16.19    $ 15.72    $ 14.95    $ 14.98    $ 15.11    $ 14.89    $ 15.99
                 ----------------------------------------------------------------------------------------------------------
Net
 Investment
 Income ......       .99       1.01        .93       1.15       1.22       1.26       1.31       1.31       1.37       1.35
Net
 Realized
 & Unrealized
 Investment
 Gain (Loss) .      (.28)       .46      (1.23)      (.23)       .47        .77       (.03)      (.13)       .22      (1.09)
                 ----------------------------------------------------------------------------------------------------------
Total from
 Investment
 Operations ..       .71       1.47       (.30)       .92       1.69       2.03       1.28       1.18       1.59        .26
                 ----------------------------------------------------------------------------------------------------------

Distributions
 from Net
 Investment
 Income ......      (.99)      (.98)      (.93)     (1.15)     (1.22)     (1.26)     (1.31)     (1.31)     (1.37)     (1.35)
Distributions
 from Net
 Realized
 Gains .......      --         --         --         --         --         --         --         --         --         (.01)
Distributions
 from
 Capital .....      --         (.03)      --         --         --         --         --         --         --         --
                 ----------------------------------------------------------------------------------------------------------
Total
 Distributions      (.99)     (1.01)      (.93)     (1.15)     (1.22)     (1.26)     (1.31)     (1.31)     (1.37)     (1.36)
                 ----------------------------------------------------------------------------------------------------------
Net Asset
 Value at
 End of
 Period ......   $ 14.91    $ 15.19    $ 14.73    $ 15.96    $ 16.19    $ 15.72    $ 14.95    $ 14.98    $ 15.11    $ 14.89
                 ----------------------------------------------------------------------------------------------------------
Total
 Return % ....      4.79      10.31      (1.90)      5.89      11.19      14.12       8.86       8.17      11.07       1.54
Net Assets
 End of
 Period
 ($ millions)      4,904      5,252      5,585      6,712      5,232      3,311      2,583      2,518      2,837      2,827
Ratio of
 Operating
 Expenses
 to
 Average Net
 Assets % ....       .64        .67        .66        .70        .72        .74        .79        .79        .81        .88
Ratio of
 Net
 Investment
 Income to
 Average Net
 Assets % ....      6.55       6.77       6.09       7.15       7.69       8.23       8.71       8.76       9.09       8.76
Portfolio
 Turnover
 Rate % ......     83.44      70.35     114.54     105.49      74.33      86.64      60.54      48.35      84.72      50.68


                                   PROSPECTUS

                                    AARP High Quality Bond Fund For the Years Ended September 30
                                    ------------------------------------------------------------
                 1996       1995       1994       1993       1992          1991       1990       1989       1988       1987
                 ----       ----       ----       ----       ----          ----       ----       ----       ----       ----
Net Asset
 Value at
 Beginning
 of Period ...   $ 16.01    $ 15.05    $ 17.19    $ 16.44    $ 15.71    $ 14.63    $ 15.04    $ 14.80    $ 14.45    $ 15.87
                 ----------------------------------------------------------------------------------------------------------
Net Investment
 Income ......       .92        .94        .85        .93       1.03       1.10       1.17       1.23       1.27       1.22
Net Realized
 & Unrealized
 Investment
 Gain (Loss) .      (.19)       .95      (1.76)       .93        .73       1.08       (.41)       .24        .46      (1.19)
                 ----------------------------------------------------------------------------------------------------------
Total from
 Investment
 Operations ..       .73       1.89       (.91)      1.86       1.76       2.18        .76       1.47       1.73        .03
                 ----------------------------------------------------------------------------------------------------------
Distributions
 from Net
 Investment
 Income ......      (.92)      (.93)      (.85)      (.93)     (1.03)     (1.10)     (1.17)     (1.23)     (1.27)     (1.22)
Distributions
 from Net
 Realized
 Gains .......      --         --         --         (.18)      --         --         --         --         (.05)      (.23)
Distributions
 from Paid
 In Capital ..      --         --         --         --         --         --         --         --         (.06)      --
Distributions
 in Excess
 of Net
 Realized
 Gains .......      --         --         (.38)      --         --         --         --         --         --         --
                 ----------------------------------------------------------------------------------------------------------
Total
 Distributions      (.92)      (.93)     (1.23)     (1.11)     (1.03)     (1.10)     (1.17)     (1.23)     (1.38)     (1.45)
                 ----------------------------------------------------------------------------------------------------------
Net Asset
 Value at
 End of
 Period ......   $ 15.82    $ 16.01    $ 15.05    $ 17.19    $ 16.44    $ 15.71    $ 14.63    $ 15.04    $ 14.80    $ 14.45
                 ----------------------------------------------------------------------------------------------------------
Total Return
 % (a) .......      4.59      12.98      (5.55)     11.88      11.56      15.44       5.21      10.38      12.38       (.09)
Net Assets
 End of
 Period
 ($ millions)        512        533        568        604        384        201        151        129        123        108
Ratio of
 Operating
 Expenses to
 Average Net
 Assets % ....       .91        .95        .95       1.01       1.13       1.17       1.14       1.16       1.17       1.18
Ratio of
 Operating
 Expenses
 Before
 Expense
 Reductions
 to Average
 Net Assets %        .91        .95        .95       1.01       1.13       1.17       1.20       1.21       1.20       1.40
Ratio of Net
 Investment
 Income to
 Average Net
 Assets % ....      5.76       6.13       5.31       5.64       6.40       7.26       7.86       8.33       8.55       7.81
Portfolio
 Turnover
 Rate % ......    169.96     201.07      63.75     100.98      63.00      90.43      47.39      57.69      23.57     192.80

(a)  Total returns would have been lower had certain expenses not been reduced.


                                   PROSPECTUS

                              AARP Insured Tax Free General Bond Fund For the Years Ended September 30
                 1996       1995       1994       1993       1992          1991       1990       1989       1988       1987
                 ----       ----       ----       ----       ----          ----       ----       ----       ----       ----
Net Asset
 Value at
 Beginning
 of Period ...   $ 17.74    $ 16.93    $ 19.00    $ 17.88    $ 17.30    $ 16.12    $ 16.61    $ 16.02    $ 15.00    $ 16.69
                 ----------------------------------------------------------------------------------------------------------
Net Investment
 Income ......       .87        .87        .86        .90        .93       1.00       1.04       1.08       1.08       1.07
Net Realized
 & Unrealized
 Investment
 Gain (Loss) .       .16        .81      (1.67)      1.55        .75       1.18       (.24)       .59       1.02      (1.49)
                 ----------------------------------------------------------------------------------------------------------
Total from
 Investment
 Operations ..      1.03       1.68       (.81)      2.45       1.68       2.18        .80       1.67       2.10       (.42)
                 ----------------------------------------------------------------------------------------------------------
Distributions
 from Net
 Investment
 Income ......      (.87)      (.87)      (.86)      (.90)      (.93)     (1.00)     (1.04)     (1.08)     (1.08)     (1.07)
Distributions
 in Excess
 of Net
 Realized
 Gains .......      --         --         (.34)      (.43)      (.17)      --         (.25)      --         --         (.20)
Distributions
 from Tax
 Return of
 Capital .....      --         --         (.06)      --         --         --         --         --         --         --
                 ----------------------------------------------------------------------------------------------------------
Total
 Distributions      (.87)      (.87)     (1.26)     (1.33)     (1.10)     (1.00)     (1.29)     (1.08)     (1.08)     (1.27)
                 ----------------------------------------------------------------------------------------------------------
Net Asset
 Value at
 End of
 Period ......   $ 17.90    $ 17.74    $ 16.93    $ 19.00    $ 17.88    $ 17.30    $ 16.12    $ 16.61    $ 16.02    $ 15.00
                 ----------------------------------------------------------------------------------------------------------
Total Return
 % ...........      5.88      10.21      (4.48)     14.31      10.01      13.85       4.89      10.66      14.39      (2.94)
Net Assets
 End of
 Period
 ($ millions)      1,755      1,807      1,914      2,087      1,487      1,068        771        527        312        238
Ratio of
 Operating
 Expenses to
 Average Net
 Assets % ....       .66        .69        .68        .72        .74        .77        .80        .84        .92       1.00
Ratio of Net
 Investment
 Income to
 Average Net
 Assets % ....      4.83       5.06       4.80       4.90       5.31       5.92       6.29       6.52       6.95       6.58
Portfolio
 Turnover
 Rate % ......     18.69      17.45      38.39      47.96      62.45      32.18      48.24     148.94     163.51     135.32


                                   PROSPECTUS

       AARP Balanced Stock and Bond Fund For the Years Ended September 30
       ------------------------------------------------------------------
                                                          1996       1995      1994(a)
                                                         -------    -------    -------
Net Asset Value at Beginning of Period ...............   $ 16.40    $ 14.64    $ 15.00
                                                         ---------------------------------
Net Investment Income ................................       .66        .61        .25
Net Realized & Unrealized Investment Gain (Loss) .....      1.44       1.79       (.37)(b)
                                                         ---------------------------------
Total from Investment Operations .....................      2.10       2.40       (.12)
                                                         ---------------------------------
Distributions from Net Investment Income .............      (.66)      (.60)      (.24)
Distributions from Net Realized Gains ................      (.21)      (.04)      --
Total Distributions ..................................      (.87)      (.64)      (.24)
                                                         ---------------------------------
Net Asset Value at End of Period .....................   $ 17.63    $ 16.40    $ 14.64
                                                         ---------------------------------
Total Return % .......................................     13.08      16.80       (.78)(d)
Net Assets End of Period ($ millions) ................       403        247        175
Ratio of Operating Expenses to Average Net Assets % ..       .88       1.01       1.31(e)
Ratio of Net Investment Income to Average Net Assets %      4.09       4.12       3.58(e)
Portfolio Turnover Rate % ............................     35.22      63.77      49.32(e)
Average Commission Rate Paid (c) .....................   $ .0549       --         --

(a)  For the period February 1, 1994, commencement of operations.
(b) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values during the period.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(d)  Not annualized.
(e)  Annualized.


                                   PROSPECTUS

                                    AARP Growth and Income Fund For the Years Ended September 30
                                    ------------------------------------------------------------
                 1996       1995       1994       1993       1992          1991       1990       1989       1988       1987
                 ----       ----       ----       ----       ----          ----       ----       ----       ----       ----
Net Asset
 Value at
 Beginning of
 Period .......   $ 38.36    $ 34.13    $ 32.91    $ 28.67    $ 26.97    $ 22.30    $ 26.11    $ 20.94    $ 25.54    $ 20.88
                  ----------------------------------------------------------------------------------------------------------
Net Investment
 Income .......      1.17       1.11        .94        .83        .97       1.11       1.11       1.01       1.04        .67
Net Realized
 & Unrealized
 Investment
 Gain (Loss) ..      6.40       5.44       1.62       4.58       2.11       4.78      (3.69)      5.20      (3.93)      5.51
                  ----------------------------------------------------------------------------------------------------------
Total from
 Investment
 Operations ...      7.57       6.55       2.56       5.41       3.08       5.89      (2.58)      6.21      (2.89)      6.18
                  ----------------------------------------------------------------------------------------------------------
Distributions
 from Net
 Investment
 Income .......     (1.15)     (1.09)     (1.13)      (.87)      (.90)     (1.17)     (1.15)     (1.04)      (.94)      (.64)
Distributions
 from Net
 Realized
 Gains ........      (.84)     (1.23)      (.21)      (.30)      (.48)      (.05)      (.08)      --         (.77)      (.88)
                  ----------------------------------------------------------------------------------------------------------
Total
 Distributions      (1.99)     (2.32)     (1.34)     (1.17)     (1.38)     (1.22)     (1.23)     (1.04)     (1.71)     (1.52)
                  ----------------------------------------------------------------------------------------------------------
Net Asset
 Value at End
 of Period ....   $ 43.94    $ 38.36    $ 34.13    $ 32.91    $ 28.67    $ 26.97    $ 22.30    $ 26.11    $ 20.94    $ 25.54
                  ----------------------------------------------------------------------------------------------------------
Total Return %
 (b) ..........     20.20      20.43       7.99      19.38      11.59      27.19     (10.19)     30.58     (10.75)     30.92
Net Assets
 End of
 Period
 ($ millions) .     4,219      3,007      2,312      1,560        748        392        248        236        228        358
Ratio of
 Operating
 Expenses to
 Average Net
 Assets % .....       .69        .72        .76        .84        .91        .96       1.03       1.04       1.06       1.08
Ratio of
 Operating
 Expense
 Before Expense
 Reductions
 to Average
 Net Assets % .       .69        .72        .76        .84        .91        .96       1.03       1.04       1.06       1.12
Ratio of Net
 Investment
 Income to
 Average Net
 Assets % .....      2.94       3.28       3.00       3.08       3.84       4.61       4.76       4.19       4.52       3.81
Portfolio
 Turnover
 Rate % .......     25.02      31.26      31.82      17.44      36.40      53.68      58.47      55.21      61.34      43.25
Average
 Commission
 Paid Rate (a)    $ .0542       --         --         --         --         --         --         --         --         --

(a) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(b)  Total returns would have been lower had certain expenses not been reduced.


                                   PROSPECTUS

                             AARP Global Growth Fund
                                                                  For the period
                                                                February 1, 1996
                                                                (commencement of
                                                                  operations) to
                                                               September 30,1996
                                                               -----------------
Net Asset Value at Beginning of Period ......................        $  15.00
                                                                     --------
Net Investment Income .......................................             .06
Net Realized & Unrealized Investment Gain (Loss) ............             .43
                                                                     --------
Total from Investment Operations ............................             .49
                                                                     --------
Net Asset Value at End of Period ............................        $  15.49
                                                                     --------
Total Return % (a) ..........................................        3.27 (c)
Net Assets End of Period ($ millions) .......................              78
Ratio of Operating Expenses to Average Net Assets % .........             1.7(d)
Ratio of Operating Expenses to Average Net Assets Before
 Expense Reductions% ........................................            2.31(d)
Ratio of Net Investment Income to Average Net Assets % ......            1.03(d)
Portfolio Turnover Rate % ...................................           12.56(d)
Average Commission Rate Paid (b) ............................        $  .0150

(a)  Total returns would have been lower had certain expenses not been reduced.
(b) Average commission rate paid per share is calculated for fiscal years beginning on or after September 1, 1995.
(c)  Not Annualized.
(d)  Annualized.


                                   PROSPECTUS

                                      AARP Capital Growth Fund For the Years Ended September 30
                                      ---------------------------------------------------------
                 1996       1995       1994       1993       1992          1991       1990       1989       1988       1987
                 ----       ----       ----       ----       ----          ----       ----       ----       ----       ----
Net Asset
 Value at
 Beginning
 of Period ...   $ 38.36    $ 31.74    $ 36.20    $ 30.30    $ 30.23    $ 23.32    $ 34.17       $ 23.88    $ 27.55    $ 21.13
                 ----------------------------------------------------------------------------------------------------------
Net Investment
 Income ......       .42        .36        .00        .06        .15        .24        .54(b)        .21        .10        .11
Net Realized
 & Unrealized
 Investment
 Gain (Loss) .      5.59       6.91      (1.51)      7.19       1.09       9.05      (9.27)        10.17      (1.97)      7.40
                 ----------------------------------------------------------------------------------------------------------
Total from
 Investment
 Operations ..      6.01       7.27      (1.51)      7.25       1.24       9.29      (8.73)        10.38      (1.87)      7.51
                 ----------------------------------------------------------------------------------------------------------
Distributions
 from Net
 Investment
 Income ......      (.39)      (.01)      (.05)      (.14)      (.23)      (.59)      (.19)         (.09)      (.15)      (.19)
Distributions
 from Net
 Realized
 Gains .......      (.51)      (.64)     (2.90)     (1.21)      (.94)     (1.79)     (1.93)         --        (1.65)      (.90)
                 ----------------------------------------------------------------------------------------------------------
Total
 Distributions      (.90)      (.65)     (2.95)     (1.35)     (1.17)     (2.38)     (2.12)         (.09)     (1.80)     (1.09)
                 ----------------------------------------------------------------------------------------------------------
Net Asset Value
 at End of
 Period ......   $ 43.47    $ 38.36    $ 31.74    $ 36.20    $ 30.30    $ 30.23    $ 23.32       $ 34.17    $ 23.88    $ 27.55
                 ----------------------------------------------------------------------------------------------------------
Total Return
 % (c) .......     15.97      23.47      (4.70)     24.53       3.94      42.81     (26.94)        43.62      (5.44)     37.02
Net Assets
 End of
 Period ($
 millions) ...       826        692        683        607        424        242        160           180         91        116
Ratio of
 Operating
 Expenses to
 Average Net
 Assets % ....       .90        .95        .97       1.05       1.13       1.17       1.11          1.16       1.23       1.24
Ratio of
 Operating
 Expenses
 Before
 Expense
 Reductions
 to Average
 Net Assets %        .90        .95        .97       1.05       1.13       1.17       1.14          1.16       1.40       1.38
Ratio of Net
 Investment
 Income to
 Average Net
 Assets % ....      1.05       1.00        .02        .22        .61        .90       2.00           .89        .37        .62
Portfolio
 Turnover
 Rate % ......     64.84      98.44      79.65     100.63      89.20      99.62      83.28         63.51      45.37      53.61
Average
 Commission
 Rate Paid
 (a) .........   $ .0614       --         --         --         --         --         --            --         --         --

(a) Average commission rate paid per share is calculated for fiscal years beginning on or after September 1, 1995.
(b) Net Investment Income per share includes a non-recurring dividend amounting to $.18 per share.
(c)  Total return would have been lower had certain expenses not been reduced.



                                   PROSPECTUS

AN OVERVIEW OF THE AARP INVESTMENT PROGRAM

AARP is a nonprofit organization dedicated to addressing the needs and interests of persons aged 50 and older. It seeks through education, advocacy, and service to enhance the quality of life for all by promoting independence, dignity, and purpose. In the early 1980s, research conducted by AARP indicated that many members were not taking steps to invest adequately for their future. To encourage members to plan for their retirement and beyond, AARP decided to make available a family of mutual funds. The family of funds would provide members with a limited number of distinct investment choices that were managed by an experienced investment adviser. AARP sought an investment management firm to develop and manage the funds. After interviewing a number of investment managers, AARP selected Scudder, Stevens & Clark, Inc., who will be referred to in this prospectus as Scudder or the Fund Manager.

Who is Scudder, Stevens & Clark?

Scudder, Stevens & Clark is America's oldest independent investment counsel firm. Its founder, Theodore T. Scudder, established the profession of long-term, fee-based investment counsel in 1919 at a time when investment firms were focused on short-term, commission-based trading. In the more than 75 years that have passed since then, Scudder has grown to be one of America's largest independent investment managers. Today, Scudder manages more than $100 billion in assets for clients around the world. Scudder manages corporate funds, pension plans, and endowments for institutions, and provides an array of investment products and services for individual clients and other investors. These include the Scudder Funds, a family of no-load mutual funds; a no-load variable annuity; 401(k) Plans; and several closed-end funds.


Scudder brings decades of experience and innovation to mutual fund investing. In 1928, Scudder offered America's first no-load mutual fund. Over 40 years ago, Scudder was the first company to offer an international mutual fund to U.S. investors. In 1984, Scudder was selected by AARP to develop and manage the AARP Mutual Funds.


What are the roles of AARP and Scudder?

The AARP Investment Program from Scudder was established in accordance with criteria set by AARP. Specifically, these criteria include providing members with competitive investment performance, allowing easy access to investments, offering easy-to-understand information concerning investing, and delivering superior service. Fulfilling this mandate is the mission of AARP and Scudder. Both organizations work closely to ensure these criteria are met. Scudder provides investment management and administrative services for the AARP Funds and brings to the Program more than 75 years of investment counseling and management experience. AARP provides insight into the diversity and changing character of AARP members. Association staff closely monitor Program services and review all Program materials to ensure conformity to AARP's high standards. Members of AARP leadership also serve as Trustees for the AARP Funds.


                                   PROSPECTUS

WHAT DOES THE AARP INVESTMENT PROGRAM OFFER?

The Program was created to address the investment concerns of AARP members and to help you make informed investment decisions. It features several benefits that may make investing advantageous and give you greater confidence that you've made decisions appropriate for your needs:

o A Unique Family of Funds: The Program offers a range of mutual funds which recognize the needs of AARP members. Each of the AARP Funds is conservatively managed, seeking to moderate share price volatility, while seeking competitive returns. This makes the AARP Funds distinct from other mutual funds, which may seek higher returns but do not focus on reducing share price volatility.


o No Sales Fees or Commissions: Unlike most other mutual funds, the AARP Funds are pure no-load, so you don't pay any sales fees or commissions to purchase, exchange or sell (redeem) shares. In addition, the Funds do not charge 12b-1 fees, which are a form of a sales charge that covers marketing and distribution expenses.


o No Fees to open and maintain an AARP IRA or AARP Keogh Plan account: You'll pay no separate fees to open or maintain your retirement plan account. All your money goes to work for your retirement.

o Low initial investment: Open an account for just $500 for AARP GNMA and U.S. Treasury Fund, AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund, and for $2000 for all other AARP Mutual Funds. You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250 per fund account. So it's easy to get started. See page 67 of this prospectus for more information on minimum investments.

o Professional investment management by Scudder, Stevens & Clark: Scudder brings over 75 years of investment management experience to the AARP Funds.

o Responsive Service from AARP Mutual Fund Representatives: Our knowledgeable representatives are ready to answer your questions, initiate transactions or help you select the AARP Fund which meets your needs--call them toll-free Monday through Friday, from 8 a.m. to 8 p.m. Eastern time.

o Access to your investment when you need it: You'll be able to redeem your investment at no charge by simply calling toll-free or writing--your investment is not locked in. See page 71 of this prospectus for more information.

You'll also benefit from:

o    Informative Communications, such as newsletters and free guides;

o Consolidated Monthly Statements or Quarterly AARP IRA or AARP Keogh Plan Statements;

o    Prompt transaction confirmations;

o    Special Services designed to make investing simple and convenient; and

o    AARP's commitment to represent your interests.

WHAT DO THE AARP MUTUAL FUNDS OFFER?

The 15 AARP Mutual Funds offer members a choice of conservatively managed investments which vary in the potential returns and risk they offer. The Funds


                                   PROSPECTUS
address four major investment needs: stability of principal, income, tax-free income and growth. Each of the AARP Mutual Funds is managed to offer you returns competitive with comparable funds or securities. In addition, each AARP Fund follows a conservative investment approach which seeks to moderate share price volatility relative to funds investing in these same markets or asset classes, so you can feel confident when you invest. The AARP Funds are managed with the needs of AARP investors always in mind. Other mutual funds not designed and managed for AARP investors may have higher share price volatility and have higher returns. None of the AARP Funds invest in securities issued by companies whose primary business involves tobacco products.

While the AARP Funds are conservatively managed, it is important to realize that your principal is never insured or guaranteed, and the value of your investment and your return will move up and down as market conditions change. The share price of a mutual fund, other than a money market fund, typically moves up and down on a day-to-day basis. Share price volatility reflects the level of fluctuation in the value of a Fund's shares over relatively short time periods. A mutual fund that experiences large changes in its share price on a daily basis would be considered to have high share price volatility. The AARP Funds will be managed to seek to reduce share price volatility as compared to other mutual funds or securities described in a Fund's investment objective and policies. This does not mean a Fund's share price will not be affected by market forces, such as shifts in the stock market, interest rates or foreign currencies. The result will be upward or downward movements in the Fund's share price. For more details on each AARP Fund, please read the "Investment Objectives and Policies" section on page 19.

Information on each AARP Fund is included in this Prospectus, focusing on how the AARP Funds differ in their potential return and risk. Before investing, you should determine your investment objectives and time horizons. This will help you decide which of the AARP Funds fits your needs.

The following is a brief summary of the investment needs the AARP Funds seek to meet. The nature of each Fund will affect the length of time you should plan to invest.

     If you are investing for stability of principal and income:

     Consider the AARP High Quality Money Fund or the AARP High Quality Tax Free Money Fund. Each provides opportunities to meet short-term needs (1 year or less) while providing a modest level of income. Both seek to provide stability of principal through a constant $1.00 share price, although this may not always be achieved. The AARP Money Funds invest in short-term securities whose yields tend to follow changes in short-term interest rates. If short-term interest rates rise or fall dramatically, so could the yields of the AARP Money Funds in relatively short periods of time. Keep in mind the income paid by the AARP High Quality Money Fund is taxable, whereas the income paid by the AARP High Quality Tax Free Money Fund is normally free from federal income taxes.


                                   PROSPECTUS

     If you are investing for the longer term and are interested in monthly income:


     Consider the AARP GNMA and U.S. Treasury Fund, the AARP High Quality Bond Fund, the AARP Bond Fund for Income, the AARP Insured Tax Free General Bond Fund or the AARP Diversified Income Portfolio. When you choose one of these conservatively managed funds, remember that both the value of shares and the yield will change daily, generally in reaction to shifting interest rates. In most cases, as interest rates rise, the value of investments in these Funds tends to fall. As interest rates fall, the value of investments in these Funds tends to rise. Investing in these Funds offers the opportunity for gain through the monthly income that the Funds seek to provide, and also by possible growth in the value of shares. While each of these Funds is managed to moderate share price volatility, the value of your investment can decline. That's why you should be prepared to tolerate fluctuation in both the value of your investment and the income you earn and to invest for the longer term (3 to 5 years or more for the AARP Diversified Income Portfolio, 3 years or more for the other funds listed above).


     If you are investing for the long term and you are interested in growth:


     Consider the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP U.S. Stock Index Fund, the AARP Global Growth Fund, the AARP Capital Growth Fund, the AARP International Stock Fund, the AARP Small Company Stock Fund or the AARP Diversified Growth Portfolio. When you invest in one of these Funds, remember that any investment in stocks involves risk and that the value of your shares will fluctuate daily. The share price of these AARP Funds will tend to rise when the stock market rises and decline when the stock market declines. Investing in these Funds offers the opportunity for gain through potential appreciation in the value of your investment as well as from any income that the investment earns. While each of these Funds is managed to moderate share price volatility, the value of your investment can decline. That's why you should consider your investment as one that you can afford to let work for you over time--generally for a period of 3 to 5 years or more for the AARP Balanced Stock and Bond Fund and 5 years or more for the other equity funds listed above.


How is my investment managed?

The AARP Mutual Funds are managed to seek competitive returns and to moderate share price volatility. Each of the AARP Mutual Funds is managed by a team of investment professionals at Scudder. Professional portfolio managers develop investment strategies and select securities for each AARP Fund's portfolio. They are supported by Scudder's dedicated staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. At Scudder, there has always been a strong partnership between research analysts and portfolio managers. Scudder's large staff of independent researchers help the portfolio managers assess economic and industry trends and security valuations as they make investment decisions. Generally, the portfolio managers do not take a short-term approach to investing. Instead, they


                                   PROSPECTUS
seek to add value over the long term, carefully selecting investments they believe have superior potential for achieving each Fund's objectives.

INVESTMENT OBJECTIVES AND POLICIES

The following pages provide detail on the investment objectives and policies of the AARP Mutual Funds. Included are each Fund's objectives, whom it is designed for, what it offers investors, what it can invest in, the risks involved, when distributions are paid and who at Scudder manages the Fund. As with any investment, there is no guarantee that the AARP Funds will successfully meet their investment objectives. Be sure to read the section titled "Other Investment Policies and Risk Factors" on page 54.


The Trustees can modify a Fund's objectives without the approval of a majority of that Fund's shareholders. If there is a change in investment objective, shareholders should consider whether the Fund is still an appropriate investment for their situation.


AARP HIGH QUALITY MONEY FUND

Fund Objective:

     From investments in high quality securities, the Fund is designed to provide current income. The Fund also seeks to maintain stability and safety of principal while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved.

For whom is the Fund designed?

     The Fund may be appropriate for investors with short-term needs or who do not want the risk of investing in stocks or bonds. These include:

     o Investors creating a diversified portfolio who want a portion of their assets in an investment designed to offer safety and stability.

     o Investors seeking a short-term investment prior to making longer-term investment choices.

     o    Investors seeking money market income to meet regular needs.

     o Investors who need immediate access to their money through free checkwriting.

     The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer current income, while maintaining stability and safety of principal. In addition, it provides a convenient way to easily access your money through free checkwriting.

What does the Fund invest in?

     The Fund invests in high quality short-term securities. These securities will have remaining maturities of 397 calendar days or less, except for U.S. Government securities, which may have maturities up to 762 calendar


                                   PROSPECTUS
     days. The average dollar-weighted maturity of the Fund's investments is 90 days or less. All of the securities purchased are U.S. dollar-denominated. Amendments have been proposed to the federal rules regulating quality, maturity and diversification requirements of money market funds, like the Fund. If the amendments are adopted the Fund intends to comply with such new requirements.

     These money market securities consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and their foreign branches, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions; instruments whose credit has been enhanced by: banks (letters of credit), insurance companies (surety bonds), or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; municipal securities including notes, bonds and participation interests, either taxable or tax-free, as described in more detail for the AARP High Quality Tax Free Money Fund; securities with put features; and repurchase agreements.

     All of the  securities  that  the  Fund  purchases,  or that  underlie  its repurchase agreements, are considered to be high quality. Generally, the Fund may purchase only securities rated, or issued by an entity with comparable securities rated, within the two highest quality rating categories of one or more rating agencies such as: Moody's Investors
     Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch Investors Service, Inc. (Fitch). Securities rated by only one agency may be purchased if the rating falls within the categories above. Unrated securities may be purchased if the Fund Manager judges them to be comparable in quality to securities described above. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies. If a security ceases to be rated or is reduced below the Fund's standards, it will be sold unless the Trustees determine that disposing of the security would not be in the best interests of the Fund.

     The Fund has certain nonfundamental policies designed to maintain diversification. These policies may be changed without shareholder approval. The amount of total assets of the Fund that may be invested in the securities of a single issuer is limited in accordance with federal law.

What are the risks?

     The risk to your principal is low, since the Fund seeks to maintain a stable share price of $1.00. While the Fund has maintained a stable share price since it began in June 1985, there may be situations under which this goal cannot be achieved. The level of income you receive will be affected by movements up and down in short-term interest rates. By investing generally in highest-quality securities, the Fund may offer less income


                                   PROSPECTUS
     than a money market fund investing in other high-quality money market securities. See "Other Investment Policies and Risk Factors" on page 54.

What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

     Dividends are declared daily and distributed monthly to investors. Generally, net realized capital gain or loss is included in the daily declaration of income. See page 61 for additional information on distributions and taxes.

Who at Scudder manages my investment?


     Lead Portfolio Manager David Wines assumed responsibility for setting the Fund's investment strategy and for overseeing the Fund's day-to-day management in February 1997. Mr. Wines has eight years of investment industry experience and joined Scudder in 1996. Stephen L. Akers, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. Mr. Akers has been a member of the AARP High Quality Money Fund team since 1995 and has managed several other fixed-income portfolios since joining Scudder in 1984. Debra
     A. Hanson, Portfolio Manager, assists with the development and execution of investment strategy and has been with Scudder since 1983. K. Sue Cote, Portfolio Manager, joined Scudder in 1983 and has 13 years of experience in the investment industry.


AARP HIGH QUALITY TAX FREE MONEY FUND

Fund Objective:

     From investments in high quality municipal securities, the Fund is designed to provide current income free from federal income taxes. The Fund also seeks to maintain stability and safety of principal, while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved.

For whom is the Fund designed?

     The Fund may be appropriate for investors in high tax brackets who have short-term investment needs or who do not want the risk of investing in stocks or bonds. These include:

     o Investors creating a diversified portfolio who want a portion of their assets in an investment designed to offer safety and stability.

     o Investors seeking a short-term investment prior to making longer-term investment choices.


                                   PROSPECTUS

     o Investors seeking tax free money market income to meet regular day-to-day expenses.

     o Investors who need immediate access to their money through free checkwriting.

     This Fund is not available for AARP IRA or other retirement plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer current income free from federal income tax, while providing stability and safety of principal. Depending on your tax bracket, the after-tax income from the Fund may be higher than from a taxable investment of comparable quality and risk. In addition, it provides a convenient way to easily access your money through checkwriting.

What does the Fund invest in?

     The Fund invests in high-quality, short-term municipal securities. These securities will have remaining maturities of 397 calendar days or less. The average dollar-weighted maturity of its investments is 90 days or less. These municipal securities may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia. Interest from these securities is, in the opinion of the issuer's bond counsel, exempt from federal income taxes. The Fund has no current intention to invest in securities whose income is subject to federal income tax, including the individual alternative minimum tax (AMT). Amendments have been proposed to the federal rules regulating quality, maturity and diversification requirements of money market funds, like the Fund. If the amendments are adopted the Fund intends to comply with such new requirements.

     Municipal securities may include municipal notes such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes; municipal bonds, which include general obligation bonds secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; and revenue bonds (including private activity bonds), which are generally paid from the revenues of a particular facility, a specific excise tax, or other source. The Fund's municipal investments may also include participation interests in bank holdings of municipal securities, municipal lease obligations, securities with variable or floating interest rates, demand obligations, and tax-exempt commercial paper. The Fund may also purchase securities on a "when-issued" or "forward delivery" basis, and may enter into stand-by commitments, which are securities that may be sold back to the seller at the Fund's option.

     All of the securities that the Fund purchases, or that underlie its repurchase agreements, are considered to be high quality. These securities are generally rated or issued by an issuer rated within the two highest quality ratings of two or more rating agencies such as: Moody's (Aaa and Aa, M1G1 and M1G2, and P1), S&P (AAA and AA, SP1+ and SP1, A1+ and A1) and Fitch (AAA and AA, F1 and F2). The Fund may purchase a security rated by


                                   PROSPECTUS
     only one rating agency if it meets the above rating standards. An unrated security may be purchased if the Fund Manager judges it to be of comparable quality to securities described above. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies.

     Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities.

     As a fundamental policy, under normal circumstances, at least 80% of the Fund's net assets will be invested in tax-exempt securities. Up to 20% of the Fund's net assets may be invested in taxable securities. For defensive purposes, or if unusual circumstances make it advisable, the Fund may purchase U.S. Government securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund's investment in taxable securities may exceed 20% when the Fund Manager deems such a position advisable in light of economic or market conditions.

     All of the securities purchased are U.S. dollar-denominated. The securities must meet credit standards applied by the Fund Manager, following procedures established by the Trustees. If a security ceases to be rated, or its rating is reduced below the Fund's standard, it will be sold unless the Trustees determine that disposing of the security would not be in the best interests of the Fund. As a matter of nonfundamental policy, which may be changed without a shareholder vote, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in securities subject to puts from any one issuer.

What are the risks?

     The risk to your principal is low, since the Fund seeks to maintain a stable share price of $1.00. While the Fund has maintained a stable share price since it began operating as a tax-free money fund in August 1991, there may be situations under which this goal cannot be achieved. The level of income you receive will be affected by movements up and down in short-term interest rates. By investing generally in highest-quality securities, the Fund may offer less income than a money market fund investing in other high-quality money market securities. See "Other Investment Policies and Risk Factors" on page 54.

What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.


     You can open an AARP UGMA/UTMA with an initial investment of only $250.


Will I be subject to taxes on this fund?

     All income distributed by the Fund is expected to be exempt from federal income taxes. Income may be subject to state and local income taxes. Each year you will be provided with a breakdown of the Fund's investments by state so that you can determine your state and local income tax liability. Your state or local Department of Revenue or tax advisor can answer


                                   PROSPECTUS
     questions regarding taxability of distributions. Should there be any income from taxable securities, it would not be exempt from federal income taxes.

When are distributions paid?


     Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30 and is usually taxable. See page 61 for additional information on distributions and taxes.


Who at Scudder manages my investment?

     Lead Portfolio Manager K. Sue Cote has been responsible for setting investment strategy and overseeing the Fund's day-to-day management since 1991. Ms. Cote joined Scudder in 1983 and has 13 years of experience in the investment industry. Donald C. Carleton, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. Mr. Carleton has over 20 years of experience in tax-free investing and has been at Scudder since 1983.

AARP GNMA AND U.S. TREASURY FUND

Fund Objective:

     To produce a high level of current income and to keep the value of its shares more stable than that of a long-term bond. The Fund pursues this objective by investing principally in U.S. Government-guaranteed GNMA securities and U.S. Treasury obligations.

For whom is the Fund designed?

     The Fund is suitable for conservative investors who want high current income but want a degree of protection from bond market price risk. Investors should be seeking to invest for the longer term (3 years or more) and be comfortable with fluctuation in the value of their principal. The Fund is also available for AARP IRA or other retirement plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer current income from a portfolio of high-quality securities. The level of income should generally be higher than that available from fixed-price money market mutual funds, government-insured bank accounts and fixed-rate, government-insured CDs. By including short-term U.S. Treasury securities in its portfolio, the Fund seeks to offer less share price volatility than long-term bonds or many other GNMA mutual funds, although its yield may be lower.

What does the Fund invest in?

     The Fund invests principally in U.S. Treasury bills, notes, and bonds, and other securities issued or backed by the full faith and credit of the U.S. Government. These include Government National Mortgage Association (GNMA) securities. GNMA securities represent part ownership of a pool of U.S.
     Government-  guaranteed  mortgage  loans  each of which is  insured  by the


                                   PROSPECTUS

     Federal Housing Administration or guaranteed by the Veterans Administration. Each pool of mortgages is also guaranteed by GNMA as to the timely payment of principal and interest (regardless of whether the mortgagors actually make their payments). This guarantee by GNMA represents the full faith and credit of the U.S. Government. However, this guarantee is not related to the Fund's yield or the value of shareholders' investments, which will fluctuate daily.

     The maturities and types of securities held by the Fund may vary with current market conditions. At any time, the Fund may invest a substantial portion of its assets in securities of a particular maturity. With GNMA securities, principal is paid back to the Fund over the life of the bond, rather than at maturity. The Fund will receive monthly scheduled payments of principal and interest and may receive unscheduled principal payments resulting from prepayments of the underlying mortgages. The Fund may realize a gain or loss upon receiving principal payments. The Fund typically reinvests all payments and prepayments of principal in additional GNMA securities or other U.S. Government-guaranteed securities. The Fund may also purchase "when-issued" securities and invest in repurchase agreements.

What are the risks?

     The Fund is not a fixed price money market fund, so the value of its shares will fluctuate up and down with changes in interest rates and other market conditions. The level of income you receive will also be affected by movements up or down in interest rates. Like bonds, the value of mortgage-backed securities decreases when interest rates rise. However, when interest rates fall their value may not rise as much as does the value of bonds because of the anticipation of prepayment of the underlying mortgages. This prepayment may expose the Fund to a lower rate of return upon reinvestment. Thus, the prepayment rate may also tend to limit any increase in net asset value. See "Other Investment Policies and Risk Factors" on page 54.

How does the Fund seek to manage risk?


     The Fund actively seeks to reduce share price volatility, by investing in a combination of short-, intermediate-, and long-term securities. The Fund may also, on occasion, use portfolio management techniques to seek to reduce volatility. These techniques, which are subject to applicable regulatory guidelines, may include limited transactions in financial futures contracts and related option transactions which are unrated (see "Other Investment Policies and Risk Factors" on page 54). The Fund may write (sell) covered call options to enhance investment returns. These techniques will be entered into to reduce risk, but such techniques involve risks themselves and could reduce current income.


What is the minimum initial investment?

     The minimum initial investment is $500.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.


                                   PROSPECTUS

When are distributions paid?


     Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.


Who at Scudder manages my investment?

     Lead Portfolio Manager David H. Glen has been responsible for investment strategy and overseeing security selection since the Fund's inception in 1985. Mr. Glen joined Scudder in 1982 and has over 15 years' experience in finance and investing. Mark S. Boyadjian, Portfolio Manager, focuses on securities selection and assists with investment strategy for the Fund. Mr. Boyadjian joined the Fund's team in 1995 and has been involved in investment management since joining Scudder in 1989. Thomas M. Poor, Portfolio Manager, joined the Fund in 1997 and Scudder in 1970. Scott E. Dolan, Portfolio Manager, also joined the team in 1997. Mr. Dolan, who joined Scudder in 1989, has four years of experience in compliance analysis and account administration and has worked as a portfolio manager since 1993.

AARP HIGH QUALITY BOND FUND

Fund Objective:

     Consistent with investments primarily in high quality securities, the Fund seeks to provide a high level of income and to keep the value of its shares more stable than that of a long-term bond.

For whom is the Fund designed?

     The Fund is suitable for investors who want high current income with moderate risk from a high quality portfolio. Investors should be seeking to invest for the intermediate term or longer (at least 3 years or more) and be comfortable with fluctuation in the value of their principal. The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer a high level of current income from a portfolio comprised primarily of high-quality securities. The level of total investment return (i.e., income plus any capital appreciation) should typically be higher than available from the AARP GNMA and U.S. Treasury Fund, with greater fluctuation in the value of your principal.

     By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term bonds or many long-term bond funds, although its yield and total return may be lower.

What does the Fund invest in?

     Under normal circumstances, the Fund will invest substantially all, and no less than 65%, of its assets in U.S. Government, corporate and other fixed-income securities. All the Fund's securities will be rated or judged


                                   PROSPECTUS
     by the Fund Manager to be the equivalent of those rated investment-grade or higher by Moody's (Aaa, Aa, A, and Baa) or S&P (AAA, AA, A and BBB), and at least 65% of the Fund's assets must be in securities rated in the two highest rating categories by Moody's or S&P. The Fund may invest up to 20% of its assets in bonds rated Baa by Moody's or rated BBB by S&P. Securities rated Baa by Moody's or BBB by S&P are neither highly protected nor poorly secured. These securities normally pay higher yields and are regarded as having adequate capacity to repay principal and pay interest but involve potentially greater price variability than higher-quality securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. The Fund does not purchase securities rated below investment-grade, commonly known as "junk" bonds.


     The Fund may invest in any investment eligible for the AARP GNMA and U.S. Treasury Fund. It may also purchase corporate notes and bonds, including convertible issues, and obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government. Additionally, the Fund may purchase obligations of international agencies, U.S. dollar-denominated foreign debt securities, trust preferred securities, mortgage-backed and other asset-backed securities, and money market instruments such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar, but no more than 5% of the Fund's total assets will be represented by a given foreign currency. The Fund may also purchase "when-issued" securities and invest in repurchase agreements.


     The Fund will invest in a broad range of short-, intermediate- and long-term securities. The maturities and types of securities held by the Fund will vary with current market conditions. The Fund may have a substantial portion of its assets in securities of a particular maturity. The non-governmental investments of the Fund will be spread among a variety of companies and will not be concentrated in any one industry.

What are the risks?

     The Fund is not a fixed price money market fund, so the value of its shares will fluctuate up and down with changes in interest rates and other market conditions. Due to the greater market price risk of the securities in which it invests, the Fund will usually have more share price volatility than the AARP GNMA and U.S. Treasury Fund. See "Other Investment Policies and Risk Factors" on page 54.

     The level of income provided will be affected by movements up and down in interest rates. Also, income from the high-quality and other investment-grade securities the Fund purchases may be lower than income from lower-quality securities.


                                   PROSPECTUS

How does the Fund seek to manage risk?

     The Fund actively seeks to reduce share price volatility by investing in securities with varying maturities, including short- and medium-term bonds. Also, the Fund may use approved portfolio management techniques, if appropriate, such as limited transactions in financial futures contracts and related option transactions which are unrated (see "Other Investment Policies and Risk Factors" on page 54). The Fund may write (sell) covered call options to enhance investment returns. These techniques will be entered into to reduce risk, but such techniques involve risks themselves and could reduce current income.

What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?


     Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.


Who at Scudder manages my investment?

     Lead Portfolio Manager David H. Glen has set the Fund's investment strategy and overseen its day-to-day operations since 1995. Mr. Glen, who started at Scudder in 1982 and has been a portfolio manager since 1985, has over 15 years' experience in finance and investing. William M. Hutchinson, Portfolio Manager, who is also responsible for implementing the Fund's strategy, has been involved with the Fund since 1987. Mr. Hutchinson joined Scudder in 1986 as a portfolio manager and has over 20 years of investment experience. Scott E. Dolan, Portfolio Manager, joined the team in 1997. Mr. Dolan, who joined Scudder in 1989, has four years of experience in compliance analysis and account administration and has worked as a portfolio manager since 1993.

AARP BOND FUND FOR INCOME

Fund Objective:

     The Fund seeks to provide a high level of current income consistent with investments primarily in investment-grade debt securities, and to keep the value of its shares more stable than that of a long-term bond.

For whom is the Fund designed?

     This new Fund, which commenced operations on February 1, 1997, is suitable for investors who want high current income, but are willing to accept interest rate, credit, and other risks associated with a portfolio of investment-grade and, to a lesser extent, below investment-grade bonds (up to 35% of total assets). Investors should be seeking to invest for the longer term (at least 3 years or more) and be comfortable with fluctuation


                                   PROSPECTUS
     in the value of their principal. The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer investors a convenient way to enjoy high monthly income through a professionally managed, diversified portfolio of largely investment-grade bonds. The Fund should offer higher income than any other AARP income fund, although its share price volatility will normally be higher. The Fund also can help add balance to a portfolio holding stocks or stock mutual funds.

     By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term bonds or many long-term bond funds, although its yield may be lower.

What does the Fund invest in?


     In pursuit of its investment objectives, under normal market conditions, the Fund invests at least 65% of its assets in investment-grade debt securities. Investment-grade securities are securities that are rated Aaa,Aa,A, or Baa by Moody's or AAA, AA, A, or BBB by S&P, or, if unrated, are of equivalent quality as determined by the Fund Manager. In addition, the Fund may invest up to 35% of its assets in securities rated Ba or B by Moody's or BB or B by S&P. No more than 10% of the Fund's assets may be invested in securities rated B by Moody's or S&P. These two grades of securities are considered to be below investment grade. Below investment-grade securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal. They generally involve a greater risk of default and, at times, can have more price volatility than higher rated securities. See "Other Investment Policies and Risk Factors" on page 54.


     The Fund may invest in U.S. Treasury and Agency securities, corporate bonds and notes, trust preferred securities, mortgage-backed and other asset-backed securities, dollar-denominated debt of international agencies or investment-grade foreign institutions, and money market instruments such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar, but no more than 5% of the Fund's total assets will be represented by a given foreign currency. The Fund may also invest in "when-issued" securities and repurchase agreements.

     For temporary defensive purposes, the Fund may invest without limit in money market and short-term instruments or invest all or a substantial portion of its assets in high quality domestic debt securities when the Fund Manager deems such a position advisable in light of economic or market conditions.

What are the risks?

     While the Fund is designed to provide monthly income, it is not a fixed price money market fund. The value of its shares and the level of income


                                   PROSPECTUS
     provided will fluctuate up and down with changes in interest rates and other market conditions. Due to the greater overall interest rate and credit risk of the securities in which it invests, the Fund should offer higher income but have a more variable share price over time than the AARP GNMA and U.S. Treasury Fund or the AARP High Quality Bond Fund. See "Other Investment Policies and Risk Factors" on page 54.

     The Fund can invest a limited portion of its assets in below investment-grade securities, sometimes referred to as "junk" bonds. Investing in high yielding, lower-quality bonds involves various types of risks including the risk that issuers of bonds held in the portfolio will not make timely payment of either interest or principal, or may default entirely. This risk of default can increase with changes in the financial condition of a company or with changes in the U.S. economy, such as a recession. Compared to investing in higher quality issues, investors may be rewarded for the additional risk of high yield bonds through higher interest payments and the opportunity for greater capital appreciation.

How does the Fund seek to manage risk?

     The Fund seeks to reduce share price volatility through active portfolio management and diversification. The Fund Manager will invest in a broad number of securities with varying maturities, quality and industry representation. Also, the Fund may use approved portfolio management techniques, if appropriate, such as limited transactions in financial futures contracts and related option transactions which are unrated (see "Other Investment Policies and Risk Factors" on page 54). The Fund may write (sell) covered call options to enhance investment returns. These techniques will be entered into to reduce risk, but such techniques involve risks themselves and may reduce current income.

What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?


     Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.


Who at Scudder manages my investment?

     William M. Hutchinson, Lead Portfolio Manager, has over 20 years of investment experience. Mr. Hutchinson joined Scudder in 1986 and is a member of Scudder's Global Bond Group. Kelly D. Babson, Portfolio Manager, is a portfolio manager in Scudder's Global Bond Group, with 15 years of experience in fixed-income investing including ten years of high yield


                                   PROSPECTUS
     portfolio management prior to joining Scudder. Ms. Babson joined Scudder in 1994. Portfolio Manager David H. Glen, also a member of Scudder's Global Bond Group, has over 15 years of experience in finance and investing. Mr. Glen joined Scudder in 1982.

AARP INSURED TAX FREE GENERAL BOND FUND

Fund Objective:

     From a portfolio consisting primarily of municipal securities covered by insurance, the Fund seeks to provide high income free from federal income taxes and to keep the value of its shares more stable than that of a long-term municipal bond.

For whom is the Fund designed?

     The Fund is suitable for investors in higher tax brackets who want high income free from federal income taxes. Investors should invest for the longer term (at least 3 years or more) and be comfortable with fluctuation in the value of their principal. The Fund is not available for AARP IRA or other retirement plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer high income free from federal tax. Depending on an investor's tax bracket, the after-tax income from the Fund may be higher than that from a taxable investment of comparable quality and risk. The Fund will typically pay higher income than the AARP High Quality Tax Free Money Fund, although yield and principal value will fluctuate up and down with market conditions. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term municipal bonds or many long-term municipal bond funds, although its yield may be lower.

     The Fund is one of a distinct group of tax-free mutual funds with insurance on the majority of its investments. Insurance on its securities protects the Fund against loss from default by the municipal issuer. However, it does not protect the investor from fluctuation in yield or share price.

What does the Fund invest in?

     The Fund invests primarily in a mix of short-, intermediate-, and long-term municipal securities that are insured against default by private insurers.

     The municipal securities purchased by the Fund will be only high-grade securities or repurchase agreements on such securities. These may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia to raise money for public purposes. Interest from these securities is, in the opinion of the issuer's bond counsel, exempt from federal income taxes. The Fund has no current intention of investing in securities whose income is subject to federal income tax, including the individual alternative minimum tax (AMT).
     However, under unusual circumstances, the Fund may invest in taxable securities for defensive purposes or to benefit from disparities in the financial markets.


                                   PROSPECTUS

     Municipal securities may include municipal notes, municipal bonds, municipal lease obligations, participation interests in bank holdings of municipal securities, securities with variable or floating interest rates, demand obligations, and tax-exempt commercial paper. The Fund may purchase securities on a "when-issued" or "forward delivery" basis, and may enter into stand-by commitments in which securities may be sold back to the seller at the Fund's option. Also, the Fund may use approved portfolio techniques, if appropriate, such as limited use of financial futures contracts and related options transactions. See "Other Investment Policies and Risk Factors" on page 54.

What portion of the securities is insured?

     At least 65% of the Fund's assets are fully insured by private insurers as to payment of face value and interest to the Fund, when due. If uninsured securities or securities not directly or indirectly backed or guaranteed by the U.S. Government are purchased and expected to be held for 60 days or more, insurance will be obtained within 30 days to ensure that 65% of the Fund's assets are insured by the issuer or arranged for by the Fund. If at least 65% of its assets are not insured securities, the Fund will obtain insurance for a portion of its U.S. Government guaranteed or backed securities so that the 65% standard is achieved.

What are the risks?

     The Fund is not a fixed price money market fund, so the value of its shares will move up and down as interest rates and other market conditions change. The level of income you receive will be affected by movements up and down in interest rates. Income from the high-quality securities which the Fund purchases may be lower than the income from lower-quality securities. See "Other Investment Policies and Risk Factors" on page 54.

How does the Fund seek to manage risk?

     The Fund actively seeks to manage share price volatility by investing in securities of varying maturities. The Fund may also use approved portfolio management techniques.

     Insurance on the securities held by the Fund protects the Fund as to default by the municipal issuer. It does not protect an investor from fluctuation in the Fund's yield or value per share, which change daily.
     Insurance also involves a cost to the Fund which will reduce yield. Historically, the yields on insured securities have been attractive in comparison to the yields on uninsured securities of comparable quality. There can be no assurance, however, that this relationship will continue. Moreover, to the extent the Fund must purchase insurance on U.S. Government securities, this will involve a cost to the Fund while not increasing the quality rating since U.S. Government-guaranteed or backed securities are already high quality. Although the financial condition of each insurer of its securities is periodically reviewed by the Fund, there can be no guarantee that insurers can honor their obligations under all circumstances. See "Other Investment Policies and Risk Factors" on page 54.


                                   PROSPECTUS

What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.


     You can open an AARP UGMA/UTMA with an initial investment of only $250.


Will I be subject to taxes on this fund?

     All income distributed by the Fund is expected to be exempt from federal income taxes. Income may be subject to state and local income taxes. Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities. As a fundamental policy, under normal circumstances, at least 80% of the Fund's net assets will be invested in federally tax-exempt securities. Up to 20% of the Fund's net assets may be invested in federally taxable securities. For defensive purposes, or if unusual circumstances make it advisable, the Fund may purchase U.S. Government securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund's investment in federally taxable securities may exceed 20%. Each year you will be provided with a breakdown of the Fund's investments by state so that you can determine your state and local income tax liability. Your state or local Department of Revenue or tax advisor can answer questions regarding the taxability of distributions.

     In the event there is income from taxable securities, it would not be exempt from federal income taxes. In addition, any capital gains earned by the Fund are usually taxable.

When are distributions paid?


     Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30 and is usually taxable. See page 61 for additional information on distributions and taxes.


Who at Scudder manages my investment?

     Lead Portfolio Manager Donald C. Carleton has been responsible for investment strategy and overseeing the Fund's day-to-day management since 1990. Mr. Carleton has over 20 years' experience in tax-free investing and joined Scudder in 1983. Philip G. Condon, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. Mr. Condon has been with Scudder since 1983 and has more than 18 years of investment experience.

AARP BALANCED STOCK AND BOND FUND

Fund Objective:

     To seek to provide long-term growth of capital and income while attempting to keep the value of its shares more stable than other balanced mutual funds. The Fund pursues these objectives by investing in a combination of stocks, bonds, and cash reserves.


                                   PROSPECTUS

For whom is the Fund designed?

     This Fund is suitable for conservative investors who are seeking long-term growth of their assets, but want less risk than an investment solely in stocks. Investors should invest for the longer term (at least 3 to 5 years or more) and be comfortable with the value of their principal fluctuating up and down. The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     The Fund offers the opportunity for long-term growth of principal through a single investment combining stocks, bonds, and cash reserves. Growth will come from possible appreciation in the value of common stocks and other equity investments. Bonds and other fixed-income investments provide current income and may help reduce fluctuation in the Fund's share price. Through a broadly diversified portfolio consisting primarily of stocks with above average dividend yields and investment-grade bonds, the Fund seeks to offer less share price volatility than many balanced mutual funds. The Fund should typically have less risk and a lower return than the other AARP growth funds.

     The Fund does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed-income investments are expected to occur in generally small increments. On occasion, the Fund will adjust its investment mix. The Fund Manager will do so after analyzing factors such as the level and direction of interest rates, capital flows, inflationary expectations, and the financial climate worldwide.

What does the Fund invest in?

     The Fund seeks to manage fluctuation by investing in a broadly diversified mix of equity securities, bonds, and cash reserves. The Fund may invest up to 70% of its assets in equity securities (stocks). At least 30% of the Fund will be in investment-grade fixed-income securities and cash reserves. For temporary defensive purposes, the Fund may invest without limit in money market and short-term instruments when the Fund Manager deems such a position advisable in light of economic or market conditions. These include commercial paper, bankers' acceptances, certificates of deposit issued by domestic and foreign branches of U.S. banks, and repurchase agreements.

     Equity securities consist of common stocks, securities convertible into common stocks, and preferred stocks. A research-oriented approach to investing is used by the Fund, taking advantage of Scudder's large research department. The Fund emphasizes securities of companies that offer the opportunity for capital growth and growth of earnings while providing dividends. The Fund will generally invest in companies domiciled in the U.S., but may invest in foreign securities without limit.

     All of the Fund's debt securities will be investment-grade, i.e., rated at the time of purchase, Baa or higher by Moody's or BBB or higher by S&P, or deemed of comparable quality by the Fund's Manager. At least 75% of these will be securities rated within the three highest quality ratings of


                                   PROSPECTUS

     Moody's (Aaa, Aa and A) or S&P (AAA, AA, and A) or those the Fund Manager judges are of equivalent quality (high-grade). Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities and are regarded as having adequate capacity to repay principal and pay interest. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. If the rating agencies downgrade a security, the Fund Manager will determine whether to keep it or eliminate it based on the best interests of the Fund. The Fund does not purchase securities rated below investment-grade, commonly known as "junk" bonds.

     The Fund can invest in a broad range of corporate bonds and notes, convertible bonds, preferred and convertible preferred securities and trust preferred securities. The Fund may also invest in U.S. Government securities, obligations of federal agencies, and instruments not backed by the full faith and credit of the U.S. Government. The latter include obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Fund may invest in obligations of international agencies, U.S. and non-U.S. dollar denominated foreign debt securities, mortgage-backed and other asset-backed securities, municipal obligations, zero-coupon securities, and restricted securities issued in private placements.

     The Fund may make limited use of financial futures contracts and related options and may also invest in forward foreign currency exchange contracts. The Fund may write (sell) covered call options to enhance investment returns and may purchase and sell options on stock indices for hedging purposes. It may also invest in securities on a "when-issued" or forward delivery basis.

What are the risks?

     The risk to principal is consistent with an investment primarily in stocks and bonds. The value of shares will fluctuate up and down with changes in interest rates and other market conditions. Investors should focus on the longer-term and be comfortable with fluctuation in the value of their principal.

     The level of income will be affected by movements up and down in interest rates and by dividends paid on the stocks held by the Fund. See "Other Investment Policies and Risk Factors" on page 54.

What is the minimum initial investment?

     The minimum initial investment is $500.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?


     Dividends from the Fund's net ordinary income are distributed quarterly in March, June, September and December. Any net realized capital gain typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.



                                   PROSPECTUS

Who at Scudder manages my investment?

     Lead Portfolio Manager Robert T. Hoffman is responsible for managing the stock portion of the Fund. Mr. Hoffman, who joined Scudder in 1990, has 11 years of experience in the investment industry. William M. Hutchinson, Portfolio Manager, is responsible for the bond portion of the Fund. Mr. Hutchinson joined Scudder in 1986 and has over 20 years of investment experience. Messrs. Hutchinson and Hoffman have been Portfolio Managers for the Fund since it commenced operations on February 1, 1994. Benjamin W. Thorndike, Portfolio Manager, focuses on asset allocation strategy and stock selection. Mr. Thorndike has more than 15 years of investment experience and joined Scudder in 1986.

AARP GROWTH AND INCOME FUND

Fund Objective:

     From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth and income, and to keep the value of its shares more stable than other growth and income mutual funds.

For whom is the Fund designed?

     The Fund is suitable for investors who are seeking long-term growth of their assets to keep ahead of inflation. Investors should invest for the longer-term (at least 5 years or more) and be comfortable with fluctuation of their principal that is associated with investing in stocks. The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     The Fund offers the opportunity for long-term growth of principal with some income. This growth will come from possible appreciation in the value of shares, as well as quarterly dividend distributions if they are reinvested in additional shares of the Fund. Dividends can also produce current income for investors. Through a broadly diversified portfolio consisting primarily of stocks with above average dividend yields, the Fund seeks to offer less share price volatility than many growth and income funds. The Fund should offer a greater opportunity for share price appreciation, with greater share price fluctuation than the AARP Balanced Stock and Bond Fund.

What does the Fund invest in?

     The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund may also invest in preferred stocks. The Fund emphasizes securities of companies that offer the opportunity for capital growth and growth of earnings while providing dividends. A research-oriented approach to investing is used by the Fund, taking advantage of Scudder's large research department.

     The Fund will invest in a variety of industries and companies. Generally, the Fund will invest in companies domiciled in the United States, but it


                                   PROSPECTUS
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

     may invest in foreign  securities  without limit.  Also, the Fund may write
     (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors" on page 54.

     The Fund's policy is to remain substantially invested in stocks and securities convertible into stocks. However, for temporary defensive purposes, the Fund may invest without limit in high quality money market securities when the Fund Manager deems such a position advisable in light of economic or market conditions. These securities include U.S. Treasury bills, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and repurchase agreements.

What are the risks?

     The risk to principal is consistent with an investment in stocks. The stock market doesn't go up every year, and can rise and fall--sometimes quite dramatically over a short period of time. Investors should focus on the longer term (at least 5 years or more) and be comfortable with fluctuation in the value of their principal. See "Other Investment Policies and Risk Factors" on page 54.

     The level of income you receive will be affected by dividends paid on the securities held by the Fund.

What is the minimum initial investment?

     The minimum initial investment is $500.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?


     Dividends from the Fund's net ordinary income are distributed quarterly in March, June, September and December. Any net realized capital gain typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.


Who at Scudder manages my investment?

     Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting investment strategy and overseeing the Fund's day-to-day management since 1991. Mr. Hoffman, who joined Scudder in 1990, has 11 years of experience in the investment industry. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has more than 15 years of investment experience, joined Scudder and the Fund in 1986. Kathleen T. Millard, Portfolio Manager, focuses on stock investing strategy and stock selection. Ms. Millard has worked in the investment industry since 1983 and at Scudder since 1991.
     Lori Ensinger, Portfolio Manager, joined the Fund in 1996 and focuses on stock selection and investment strategy. Ms. Ensinger has worked in the investment industry since 1983 and at Scudder since 1993. Deborah Chaplin, Portfolio Manager, joined the Fund in 1997 and Scudder in 1996. Ms. Chaplin


                                   PROSPECTUS
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

     has five years of investment experience as a securities analyst and institutional investment portfolio manager.

AARP U.S. STOCK INDEX FUND

Fund Objective:

     Taking an indexing approach to investing in common stocks, the Fund seeks to provide long-term capital growth and income, and to keep the value of its shares more stable than a S&P 500 Index fund. The Fund seeks these dual objectives by emphasizing higher dividend stocks while maintaining investment characteristics otherwise similar to the S&P 500 Index.

For whom is the Fund designed?

     This new Fund, which commenced operations on February 1, 1997, is suitable for investors seeking a "passive" investment approach to stock market investing. The Fund may be appropriate for more conservative investors who are seeking higher dividend income and somewhat lower average volatility than a S&P 500 Index fund. Investors should invest for the longer term (at least 5 years or more) and be comfortable with the value of their principal fluctuating up and down with changing U.S. stock market conditions. The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     The Fund offers the potential for long-term growth of principal and current income. Through a broadly-diversified portfolio consisting of S&P 500 companies, the Fund's performance is expected to track the overall performance of the U.S. stock market, as characterized by the S&P 500 Composite Stock Price Index. The Fund, however, is designed to have less share price volatility due to its focus on companies in the S&P 500 Index that pay higher dividends.

What does the Fund invest in?


     The Fund attempts to remain fully invested in common stocks of S&P 500 companies. Under normal circumstances, the Fund will invest at least 95% of its assets in common stocks and futures contracts and options, primarily on the S&P 500 Index. The Fund, using a proprietary computer model, selects common stocks of S&P 500 companies that are expected to, on average, pay higher dividends than S&P 500 companies in the aggregate. In managing the Fund this way, the Fund Manager expects performance will be somewhat less volatile than that of the S&P 500 over time, and the total return will generally track the S&P 500 within 1% on an annualized basis. A tracking error of 0% would indicate perfect correlation to the Index. After the Fund's start-up phase, the portfolio will typically consist of common stocks of between 400 and 470 of the S&P 500 companies. The Fund expects to come close to the capitalization weights of the S&P 500. Nonetheless, to enhance the yield and liquidity characteristics of the Fund and reduce transaction costs, the Fund will not exactly replicate the portfolio weights of the S&P 500 and will not hold all 500 stocks within that Index. The investment approach is "passive" in that after the dividend screening



                                   PROSPECTUS
     described above, there is no additional financial analysis regarding the securities held in the Fund.


     Under normal circumstances, the Fund may invest up to 5% of its assets in certain short-term fixed income securities including high quality money market securities such as U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks and bankers' acceptances, although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. See "Other Investment Policies and Risk Factors" on page 54. Unlike most non-index funds, the Fund will not invest in cash reserves, futures contracts or options as part of a temporary defensive strategy, such as lowering the Fund's investment in common stocks to protect against potential stock market declines. Thus, the Fund will not take specific steps to minimize losses that reflect a decline in the S&P 500. In the event that the Fund does not track within an annualized 1% total return of the S&P 500 for an extended period, the Fund Manager will consider alternative approaches.

     The Fund is neither sponsored by nor affiliated with Standard & Poor's.


What are the risks?

     The risk to principal is consistent with the Fund's investment approach, which should result in a performance pattern similar to the U.S. stock market as measured by the S&P 500 Index. The stock market doesn't go up every year, and can rise and fall--sometimes quite dramatically over a short period of time. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Investors should focus on the longer term (at least 5 years or more) and be comfortable with fluctuation in the value of their principal. See "Other Investment Policies and Risk Factors" on page 54.

What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

     Dividends from the Fund's net ordinary income are distributed quarterly in March, June, September and December. Any net realized capital gain


                                   PROSPECTUS
     typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.

Who manages my investment?

     Lead Portfolio Manager Philip S. Fortuna joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994. James M. Eysenbach, Portfolio Manager, joined Scudder in 1991 as a senior quantitative analyst and is currently director of quantitative research for Scudder. Mr. Eysenbach has more than ten years of investment research and management experience.


     The Fund Manager has retained Bankers Trust Company as Subadviser to the Fund. The Subadviser will handle day-to-day investment and trading functions. The Portfolio Managers will be in regular contact with the Subadviser, receive records of daily transactions, monitor returns and relative risk, and scrutinize portfolio activity.

     Bankers Trust has a long and successful history of equity index management dating back to 1977 and is currently one of the largest passive managers in the U.S.


AARP GLOBAL GROWTH FUND

Fund Objective:

     From investments primarily in equity securities of corporations worldwide, the Fund seeks to offer long-term capital growth in a globally diversified portfolio, and to keep the value of its shares more stable than other global equity funds.

For whom is the Fund designed?

     This Fund is suitable for investors who want to add both U.S. and foreign equity opportunities to their portfolio through a single investment. The Fund is designed for investors seeking long-term growth of their principal. Investors should invest for the longer term (at least 5 years or more) and be comfortable with the value of their principal fluctuating up and down. The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     The Fund offers the opportunity for long-term growth of principal from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. It also offers the opportunity for investors to further diversify their portfolios which could help to lower their overall risk.

     Global investing takes advantage of the investment opportunities created by the growing integration of economies around the world. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products and raise capital. The Fund affords investors access to


                                   PROSPECTUS
     opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

     Because the Fund's portfolio invests globally, it provides the potential to augment returns available from the U.S. stock market. In addition, since U.S. and foreign markets do not always move in step with each other, a global portfolio will be more diversified than one invested solely in U.S. securities.

     Investing  directly in foreign  securities is usually  impractical for most investors because it presents complications and extra costs. Investors often find it difficult to arrange purchases and sales, to obtain current information, to hold securities in safekeeping and to convert the value of their investments from foreign currencies into dollars. The Fund manages these problems for the investor. With a single investment, the investor has a diversified worldwide investment portfolio which is managed actively by experienced professionals. Scudder has had many years of experience investing globally and dealing with trading, custody and currency transactions around the world. Scudder has the benefit of information it receives from worldwide research and believes the Fund affords investors an efficient and cost-effective method of investing worldwide.

     Through a broadly diversified portfolio consisting primarily of stocks of established companies which are incorporated in the U.S. or in foreign countries, and applying a strategy of relatively low portfolio turnover, the Fund seeks to offer less share price volatility than many global growth funds. However, in pursuing long-term growth, the Fund typically will have more share price fluctuation than other AARP Funds, except the AARP Capital Growth Fund, the AARP International Stock Fund and the AARP Small Company Stock Fund. See "What are the risks?" below. Growth will come primarily from possible appreciation in the value of shares. The Fund is not expected to provide regular income.

What does the Fund invest in?

     The Fund will invest in securities of companies that the Fund Manager believes will benefit from global economic trends, promising technologies or products and changing geopolitical, currency or economic relationships. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries. Typically it is expected that the Fund will invest in a wide variety of regions and countries, including both foreign and U.S. issues. However, the Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues. For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances and other debt securities, such as U.S. Government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.


                                   PROSPECTUS

     The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stocks. Fixed-income securities of governments, government agencies, supranational agencies and companies may also be used when the Fund Manager believes the potential for appreciation for these investments will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be exclusively investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or those of equivalent quality as determined by Scudder. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

     The Fund may invest in zero coupon securities and closed-end investment companies holding foreign securities. The Fund may make limited use of financial futures contracts and related options and may also invest in forward foreign currency exchange contracts. The Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors" on page 54.

What is Scudder's international investing experience?


     Scudder has been a leader in international investment management for over 40 years. In 1953, Scudder introduced the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries, and in 1987, introduced the first no-load global equity fund. Today, Scudder manages over $22 billion in assets invested in foreign markets.


What are the risks?

     The risk to principal is consistent with the Fund's objective of seeking long-term growth through global investing. Global investing involves economic and political considerations not typically found in investments restricted solely to U.S. markets.

     The Fund is designed for long-term investors who can accept international investment risk. Since the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of the different markets in which it is invested and the currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Investors should focus on the longer term (at least 5 years or more) and be comfortable with fluctuation to the value of their principal. Because of the Fund's global investment policies and the investment considerations discussed above, investment in


                                   PROSPECTUS
     shares of the Fund should be considered as part of a broadly diversified portfolio. See "Other Investment Policies and Risk Factors" on page 54.

How does the Fund seek to manage risk?

     While the Fund involves above-average equity risk, it is designed to lessen the volatility of its share price relative to other global stock funds. It does this by diversifying widely among stocks issued in developed markets worldwide.

What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

     Any dividends typically will be distributed in December. Any net realized capital gain typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     William E. Holzer is the Lead Portfolio Manager for the Fund. Mr. Holzer has day-to-day responsibility for setting the Fund's worldwide strategy and investment themes. Mr. Holzer has over 20 years' experience in global investing and joined Scudder in 1980. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976. Alice Ho, Portfolio Manager, is also responsible for implementing the Fund's strategy. Ms. Ho, who joined Scudder in 1986 as a member of the institutional and private investment counsel area, has worked as a portfolio manager since 1989.

AARP CAPITAL GROWTH FUND

Fund Objective:

     From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth, and to keep the value of its shares more stable than other capital growth funds.

For whom is the Fund designed?

     The Fund is suitable for investors seeking high long-term growth of their principal. Investors should invest for the longer term (at least 5 years or more) and be comfortable with the value of their principal fluctuating up and down. The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     The Fund offers the opportunity for long-term growth of principal. This growth will come primarily from possible appreciation in the value of shares. The Fund is not expected to provide regular income.


                                   PROSPECTUS

     In pursuing long-term growth, the Fund will typically have more share price fluctuation than the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund and AARP Global Growth Fund, but less share price fluctuation than AARP International Stock Fund and AARP Small Company Stock Fund.

     By diversifying among securities of high quality, medium- to large-sized companies with strong competitive positions in their industries, the Fund seeks to have less share price volatility than many growth funds.

What does the Fund invest in?

     The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund may also invest in preferred stocks. The Fund's policy is to remain substantially invested in these securities.

     In seeking capital growth, the Fund will invest in stocks which will offer above-average potential for long-term growth of market value as represented by the Standard & Poor's 500 Composite Stock Price Index. A research-oriented approach to investing is used by the Fund, taking advantage of Scudder's large research department. The Fund will invest in a variety of industries and companies. Generally, the Fund will invest in companies domiciled in the U.S., but it may invest in foreign securities without limit. Also, the Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors" on page 54.

     For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. Government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

What are the risks?

     The risk to principal is consistent with the Fund's objective of seeking long-term growth. The Fund generally has greater share price fluctuation and potential for return than the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund, and AARP Global Growth Fund. The stock market doesn't go up every year, and can rise and fall--sometimes quite dramatically--over a short period of time. Some of the securities selected may have above-average stock market risk. Investors should focus on the longer term (at least 5 years or more) and be comfortable with fluctuation to the value of their principal. See "Other Investment Policies and Risk Factors" on page 54.

What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.


                                   PROSPECTUS

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

     Any dividends typically will be distributed in December. Any net realized capital gain typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager William F. Gadsden has set the Fund's overall investment strategy since 1994 and has been part of the Fund's day-to-day management since 1989. He has 15 years of investment industry experience and joined Scudder in 1983. Bruce F. Beaty, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. He has 16 years of investment industry experience and joined Scudder in 1991.

AARP INTERNATIONAL STOCK FUND

Fund Objective:

     The Fund seeks to offer long-term capital growth from a diversified portfolio of foreign equity securities, and to keep the value of its shares more stable than other international equity funds.

For whom is the Fund designed?

     This new Fund, which commenced operations on February 1, 1997, is suitable for investors who want to add international stock market opportunities to their portfolio in a convenient, low-cost way. The Fund is designed for investors seeking long-term growth of their principal. Investors should invest for the longer term (at least 5 years or more) and be comfortable with the value of their principal fluctuating up and down. The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     The Fund offers the opportunity for long-term growth of principal from a professionally managed portfolio of securities selected from developed foreign stock markets. It also offers the opportunity for investors to further diversify their investment portfolios, which could help to lower their overall risk. Unlike the AARP Global Growth Fund, which invests in both U.S. and foreign markets, the AARP International Stock Fund will invest solely in foreign markets.

     One reason that some investors may wish to invest overseas is that certain foreign economies may grow more rapidly than the U.S. economy and may offer opportunities for achieving investment returns superior to those available from investing in a fund which invests primarily in domestic equity securities. Another reason is that foreign markets do not always move in step with each other or with the U.S. market. A portfolio invested in a


                                   PROSPECTUS
     number of markets worldwide will be better diversified than a portfolio that is restricted to a single market.

     Another benefit of the Fund is that it eliminates the complications and extra costs associated with direct investment in individual foreign securities. Individuals investing directly in foreign stocks may find it difficult to make purchases and sales, to obtain current information, to hold securities in safekeeping, and to convert the value of their investments from foreign currencies into U.S. dollars. The Fund manages these tasks for the investor. With a single investment, the investor has a diversified international investment portfolio, which is actively managed by experienced professionals. The Fund Manager has had long experience in dealing in foreign markets and with brokers and custodian banks around the world. The Fund Manager also has the benefit of an established information network and believes the Fund affords a convenient and cost-effective method of investing internationally.

     In pursuing long-term growth, the Fund typically will have more share price fluctuation than most other AARP Funds. See "What are the risks?" below. Growth will come primarily from possible appreciation in the value of shares.

What does the Fund invest in?

     The Fund generally invests in equity securities of established dividend-paying companies listed on foreign exchanges within developed foreign markets. The Fund does not invest in emerging markets, but instead, focuses its investments on the 21 developed foreign countries included in the Morgan Stanley Capital International World ex-US Index. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries.

     When the Fund Manager believes that it is appropriate, the Fund may invest up to 20% of its total assets in investment-grade foreign debt securities. Such debt securities include debt of foreign governments, supranational organizations and private issuers, including bonds denominated in the European Currency Unit (ECU). Debt investments will be selected on yield, credit quality, and the outlooks for currency and interest rates in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase investment-grade bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged by the Fund Manager to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P are neither highly protected nor poorly secured. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

     For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as Canadian or U.S. government obligations or currencies, corporate debt instruments, and securities of companies incorporated in and


                                   PROSPECTUS
     having their principal activities in Canada or the U.S. when the Fund Manager deems such a position advisable in light of economic or market conditions.

     The Fund may make limited use of financial futures contracts and related options and may also invest in foreign currency exchange contracts. The Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors" on page 54.

What is Scudder's international investing experience?


     Scudder has been a leader in international investment management for over 40 years. In 1953, Scudder introduced the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. Today, Scudder manages over $22 billion in assets invested in foreign markets.


What are the risks?


     The risk to principal is consistent with the Fund's objective of seeking long-term capital growth through international investing. International investing involves economic and political considerations not typically found in U.S. financial markets.


     Foreign securities. Investments in foreign securities involve special considerations, due to more limited information, higher brokerage costs and different accounting standards. They may also entail certain risks, such as possible imposition of dividend or interest withholding or confiscatory taxes, possible currency blockages or transfer restrictions, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Foreign securities may be less liquid and more volatile than comparable domestic securities, and there is less government regulation of stock exchanges, brokers, listed companies and banks than in the U.S. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

     The Fund is designed for long-term investors who can accept international investment risk. Since the Fund normally will be invested in foreign stocks, changes in the Fund's share value may be quite different than movements in the U.S. stock markets. The Fund's share price will reflect the movements of the different markets in which it is invested and the currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Investors should focus on the longer term (at least 5 years or more) and be comfortable with fluctuation in the value of their principal. Because of the Fund's international approach and its associated risks, investment in shares of the Fund should be considered as part of a broadly-diversified portfolio. See "Other Investment Policies and Risk Factors" on page 54.


                                   PROSPECTUS
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

How does the Fund seek to manage risk?


     While the Fund involves above-average equity risk, it is designed to lessen volatility of its share price relative to other international stock funds. It normally does this by diversifying widely among relatively high dividend-paying stocks issued in developed foreign markets.


What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

     Any dividends typically will be distributed in December. Any net realized capital gain typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager Sheridan Reilly joined Scudder in 1995. He has worked in Scudder's Global Equity Group and has over 10 years of investment industry experience. Portfolio Manager Irene Cheng joined Scudder in 1993. In addition to her 13 years of investment experience, Ms. Cheng has worked on Scudder's institutional international equity accounts.

AARP SMALL COMPANY STOCK FUND

Fund Objective:

     From investments primarily in the stocks of small U.S. companies, the Fund seeks to provide long-term capital growth, and to keep the value of its shares more stable than other small company stock funds.

For whom is the Fund designed?

     This new Fund, which commenced operations on February 1, 1997, is suitable for investors seeking high long-term growth of their principal. Investors should invest for the longer term (at least 5 years or more) and be comfortable with the value of their principal fluctuating up and down. The Fund is also available for AARP IRA and other retirement plan accounts.

What does the Fund offer to investors?

     AARP Small Company Stock Fund combines the long-term capital appreciation potential of small company stocks with the conservative nature of a value-oriented, growth and income approach to investing. The Fund focuses primarily on U.S. small capitalization stocks. The stocks held by the Fund will have a higher average dividend yield than the small capitalization stock segment of the market as a whole. These securities may be out of favor or not closely followed by investors, yet, in the opinion of the Fund


                                   PROSPECTUS

     Manager, may reward investors with substantial returns over time. U.S. small capitalization stocks have outperformed large capitalization stocks over time, although with greater volatility in returns. Since the Fund involves both above-average performance opportunity and risk, it is suitable for those individuals who are investing for a long-term goal, such as accumulating assets for retirement. The Fund should be considered as part of a diversified portfolio, since it is not, by itself, a complete investment  program.  Nonetheless,  it can  help  round  out an  investment
     portfolio   already   holding   other  types  of  stock  and   fixed-income
     investments.

     The Fund offers low-cost, convenient access to a part of the U.S. stock market in which investors might otherwise find it difficult to participate. On their own, individual investors might find it a challenge to analyze data on small companies, receive complete, up-to-date financial information, and buy and sell securities at favorable prices. The Fund's management team assumes these responsibilities for investors.

What does the Fund invest in?


     In pursuing its objective of long-term capital growth, the Fund normally remains substantially invested in the common stocks of small U.S. companies. Using a quantitative investment approach developed by the Fund Manager, the Fund focuses on equity securities of companies with market capitalizations below $1 billion that, as a group, have a dividend yield higher than the average of those in the Russell 2000 IndexR and that the Fund Manager believes are undervalued relative to the stocks in the Russell 2000 IndexR. The Russell 2000 IndexR is a widely used measure of small stock performance. The Fund will sell securities of companies that have grown in market capitalization above this level as necessary to keep the Fund focused on smaller companies.


     The Fund takes a diversified approach to investing in small capitalization stocks. After the Fund's start-up phase, it will not be unusual for it to hold stocks of more than one hundred small companies, representing a variety of U.S.
     industries.

     While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or nonconvertible), rights and warrants. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and may make use of financial futures contracts and related options. The Fund may purchase and sell options or futures on stock indices for hedging purposes or as a temporary investment to accommodate cash flows. See "Other Investment Policies and Risk Factors" on page 54.

     For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. government obligations and corporate debt


                                   PROSPECTUS
     instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

What are the risks?


     The risk to principal is consistent with the Fund's objective of seeking long-term capital growth through investing in small company stocks. Investors should focus on the longer term (at least 5 years or more) and be comfortable with fluctuation in the value of their principal which may be considerable at times. See "Other Investment Policies and Risk Factors" on page 54.


How does the Fund seek to manage risk?


     While the Fund involves above-average stock market risk, the Fund is designed to lessen volatility of its share price relative to other small company stock funds. It does this by using a highly systematic value-oriented investment style that focuses on small capitalization issues which, grouped together, normally provide higher than average dividend income. Risk is further managed by diversifying among a large number of stocks, and by using specialized portfolio management techniques.


What is the minimum initial investment?

     The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.

     You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

     Any dividends typically will be distributed in December. Any net realized gain typically will be distributed annually after September 30. See page 61 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager James M. Eysenbach has responsibility for setting the Fund's investment strategy and for overseeing the Fund's day-to-day management. Mr. Eysenbach joined Scudder in 1991 as a senior quantitative analyst and is currently director of quantitative research for Scudder. Mr. Eysenbach has more than ten years investment research and management experience. Philip S. Fortuna, Portfolio Manager, joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994.

AARP MANAGED INVESTMENT PORTFOLIOS:

AARP DIVERSIFIED INCOME PORTFOLIO
AARP DIVERSIFIED GROWTH PORTFOLIO


The  AARP  Managed  Investment   Portfolios  are  two  professionally   managed,
diversified  portfolios  of the AARP Managed  Investment  Portfolios  Trust (the


                                   PROSPECTUS
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


"Trust"). In pursuit of its investment objective, each Portfolio invests in a select mix of the conservatively managed AARP mutual funds ("underlying AARP mutual funds"). Each portfolio is designed to serve as a complete investment program or as a core part of a larger portfolio, while keeping the value of its shares more stable than a similar mix of stock and bond investments.


Portfolio Objectives:

     o The Diversified Income Portfolio seeks to provide current income with modest long-term appreciation by investing primarily in AARP bond mutual funds.

     o The Diversified Growth Portfolio seeks long-term growth of capital by investing primarily in AARP stock mutual funds.

For whom are the Portfolios designed?

The AARP Managed Investment Portfolios are designed for individuals who prefer to have asset allocation decisions made by professional money managers and appreciate the advantages of broad diversification through a single investment.


     o The Diversified Income Portfolio may be appropriate for conservative investors nearing retirement or investors enjoying retirement, who are looking for income with some appreciation potential. Investors should be prepared to invest for 3 to 5 years or more.


     o The Diversified Growth Portfolio may be appropriate for long-term investors planning for retirement or more aggressive retired investors with an investment time horizon of at least 5 years or more.

What do the Portfolios offer to investors?

Both Portfolios offer investors a simple means to allocate their assets to pursue a certain goal. Each Portfolio can serve as a complete investment program, or as a core part of a larger portfolio.

     o The Diversified Income Portfolio offers investors the opportunity for income and some share price appreciation by investing in a diversified portfolio consisting primarily of AARP bond mutual funds, and secondarily, AARP stock and AARP money market mutual funds.

     o The Diversified Growth Portfolio offers investors the opportunity for long-term growth of principal by investing in a diversified portfolio comprised primarily of AARP stock mutual funds, and secondarily, AARP bond and AARP money market mutual funds.

     o Both portfolios offer shareholders an investment choice that is broadly diversified.

     o    Both portfolios are managed by investment professionals at Scudder.

     o No additional management fees or expenses are charged for allocation among the AARP mutual funds.


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

What does each Portfolio invest in?

Each Portfolio may invest in any of the AARP mutual funds, except for those designed to provide tax-free income. Both Portfolios will avoid taking extreme investment positions in an effort to "time the market." Rather, shifts among AARP stock and bond mutual funds are expected to occur only periodically and in generally small increments.

Under normal market conditions, each of the AARP Managed Investment Portfolios will invest within the investment ranges described below:


     o The Diversified Income Portfolio will normally invest 60-80% of total assets in AARP bond mutual funds; and 20-40% of total assets in AARP stock mutual funds; and 0-20% of total assets in cash or cash equivalents.


     o The Diversified Growth Portfolio will normally invest 60-80% of total assets in AARP stock mutual funds; 20-40% of total assets in AARP bond mutual funds; and 0-20% of total assets in cash or cash equivalents.

If, as a result of appreciation or depreciation, the percentage of the Portfolios' assets invested in the above categories exceeds or is less than the applicable range, the Fund Manager will consider whether to reallocate the assets of the Portfolio to comply with the stated ranges.


Each Portfolio will purchase or sell shares of underlying  AARP mutual funds to:
(a) accommodate purchases and sales of each Portfolio's shares, (b) change the percentages of each Portfolio's assets invested in each of the underlying AARP mutual funds in response to changing market conditions, and (c) maintain or modify the allocation of each Portfolio's assets in accordance with the investment mix described above. To provide for redemptions or for temporary defensive purposes, each Portfolio may invest without limit in cash or cash equivalents, including AARP money market funds, repurchase agreements, commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks.


What are the risks?

Each Portfolio's risks are determined by the nature of the securities held by the underlying AARP mutual funds as well as the proportion of investment in each underlying AARP mutual fund that, in turn, reflects the portfolio management strategies used by the Fund Manager. The following are descriptions of certain risks related to investments in each Portfolio.


     o As the investments in each Portfolio are represented by a group of underlying AARP mutual funds, the performance of a Portfolio is directly related to the investment performance of these underlying AARP mutual funds. The ability of a Portfolio to meet its investment objective is directly related to the ability of the underlying AARP mutual funds to meet their objectives as well as the allocation among



                                   PROSPECTUS
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

          those underlying AARP mutual funds by the portfolio management team.

     o Each Portfolio's share price and yield will fluctuate in response to various market and economic factors related to both the stock and bond markets. Certain of the underlying AARP mutual funds invest in debt securities making them subject to credit risk, interest rate risk and pre-payment risk. Other underlying AARP mutual funds invest in equity securities that will fluctuate in value with changing stock market conditions and related factors. Also, each Portfolio can invest in underlying AARP mutual funds that are, in turn, invested in international securities and thus are subject to additional risks of these investments including changes in foreign currency exchange rates and political risk.

For information about the investment techniques and the risks involved in the underlying AARP mutual funds, please refer to each underlying Fund's description elsewhere in this prospectus and "Other Investment Policies and Risk Factors" on page 54.

How do the Portfolios seek to manage risk?

The Portfolios seek to manage risk through active portfolio management and diversification. Each Portfolio will invest in at least five underlying AARP mutual funds, all of which are managed for reduced share price volatility.

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan for at least $100/month.

You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Dividends on the Diversified Income Portfolio will be declared and distributed monthly to investors. Any dividends on the Diversified Growth Portfolio will be distributed in December. Any net realized capital gain for the Portfolios typically will be distributed after September 30. See page 61 for additional information on distributions and taxes.

Who at Scudder manages my investment?

Lead Portfolio Manager Philip S. Fortuna joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994.
Portfolio Manager Salvatore J. Bruno joined Scudder in 1991 and serves as a quantitative analyst in Scudder's Quantitative Services Group. Mr. Bruno has over 5 years of investment experience and is responsible for the strategic decision making and periodic reallocation of the funds. Shahram Tajbakhsh, Portfolio Manager, joined Scudder in 1996 and is also responsible for the


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

strategic decision making and allocation of the funds. Mr. Tajbakhsh has over 5 years of industry experience, which includes work in developing analytical investment tools.

Description of the Underlying AARP Mutual Funds

Details on the investment objectives and policies of the underlying AARP mutual funds are included in this prospectus. As with any investment, there is no guarantee that the AARP Investment Portfolios or the underlying AARP mutual funds will successfully meet their investment objectives.

The Portfolios may invest in the following AARP money market mutual fund which is designed to provide stability of principal and income:

     AARP High Quality Money Fund                           see page 19

The Portfolios may invest in the following AARP mutual funds which are designed to provide current income:

     AARP GNMA and U.S. Treasury Fund                       see page 24
     AARP High Quality Bond Fund                            see page 26
     AARP Bond Fund for Income                              see page 28

The Portfolios may invest in the following AARP mutual funds designed to provide long-term growth of capital:

     AARP Balanced Stock and Bond Fund                      see page 33
     AARP Growth and Income Fund                            see page 36
     AARP U.S. Stock Index Fund                             see page 38
     AARP Global Growth Fund                                see page 40
     AARP Capital Growth Fund                               see page 43
     AARP International Stock Fund                          see page 45
     AARP Small Company Stock Fund                          see page 48

OTHER INVESTMENT POLICIES AND RISK FACTORS

Below are some detailed descriptions of several types of securities and investment techniques referred to in this prospectus.

Maintaining $1.00 Constant Share Price in Money Funds

The AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund attempt to maintain a constant net asset value per share. To do so, they operate in accordance with a rule of the Securities and Exchange Commission (SEC) that requires all assets to be cash, cash items, and high-quality U.S. dollar-denominated investments having a remaining maturity of generally not more than 397 calendar days from the date of purchase. The AARP High Quality Money Fund, however, may invest in U.S. Government securities having maturities of up


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

to 762 calendar days. The SEC also requires that the average dollar-weighted maturity of these Funds not exceed 90 days.

When-Issued Securities

All AARP Mutual Funds, except the AARP Growth and Income Fund, the AARP U.S. Stock Index Fund, the AARP Global Growth Fund, the AARP Capital Growth Fund, the AARP International Stock Fund, and the AARP Small Company Stock Fund, may purchase securities on a when-issued or forward delivery basis. That means payment and delivery of the security will be at a later date. The price and yield are generally fixed on the date of commitment to purchase. The Fund does not earn interest before delivery of the security. At the time of settlement, the market value of the security may be more or less than the purchase price.

Repurchase Agreements

This is an agreement under which a Fund may buy one or more U.S. Government obligations which the seller simultaneously agrees to repurchase at a specified time and price. The Fund can earn income for periods as short as overnight. Such an agreement may enhance liquidity since it is normally a short-term commitment. If the seller under a repurchase agreement becomes insolvent, the Fund's right to sell the securities may be restricted. Also, the value of such securities may decline before the Fund can sell them. The Fund might also incur transaction costs by selling the securities.

Each of the AARP Mutual  Funds may enter into  repurchase  agreements  only with
Federal  Reserve  member  banks  or   broker-dealers   recognized  as  reporting
government securities dealers.

Mortgage and other asset-backed securities

The AARP GNMA and U.S. Treasury Fund, the AARP High Quality Bond Fund, the AARP Bond Fund for Income, and the AARP Balanced Stock and Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.


The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These
guarantees,   however,   do  not  apply  to  the   market   value  or  yield  of
mortgage-backed securities or to the value of a Fund's shares. When interest rates rise, mortgage prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, the AARP High Quality Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Bond Fund for Income may invest in mortgage-backed securities issued by other issuers, such as the Federal National



                                   PROSPECTUS
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

Mortgage Association (FNMA), which are not guaranteed by the U.S. Government. Moreover, the Funds may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities.

The AARP High Quality Bond Fund, the AARP Bond Fund for Income, and the AARP Balanced Stock and Bond Fund may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution.

Zero Coupon Securities

The AARP Balanced Stock and Bond Fund, AARP Bond Fund for Income and the AARP Global Growth Fund may invest in zero coupon securities which pay no cash income and are issued at substantial discounts from their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

High Yield/High Risk Securities

AARP Bond Fund for Income may invest a limited amount of assets in debt securities which are rated below investment-grade (hereinafter referred to as "lower rated securities") or which are unrated, but deemed equivalent to those rated below investment-grade by the Fund Manager. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. The yields on high yield/high risk bonds will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Funds' net asset value.


In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Funds' Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower rated or unrated security.


Foreign Securities

Each of the Funds in the AARP Growth Trust, and the AARP High Quality Bond Fund and the AARP Bond Fund for Income may invest without limit in foreign securities.


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                                       56

Investments in foreign securities may benefit a Fund by providing access to different markets and opportunities. It may also help to reduce risk by increasing diversification. However, foreign securities involve special considerations. Brokerage costs are higher. Information about foreign securities is more limited. Foreign companies or securities often have different and less stringent government regulations, different accounting standards, slower settlement of transactions, and more limited and volatile trading markets.

Investments in foreign securities may also involve other risks. These include possible imposition of withholding, confiscatory and other taxes; possible currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; and the difficulty of enforcing obligations in other countries. A Fund may incur currency conversion costs of purchases made in foreign currencies. There may also be favorable or unfavorable consequences from the changes in the value of foreign currencies against the U.S. dollar.

Derivatives

The following descriptions of Forward Foreign Currency Exchange Contracts, Options Transactions, Futures Contracts and Related Options discuss the types of derivatives in which certain of the AARP Mutual Funds may invest.

Forward Foreign Currency Exchange Contracts


Each of the Funds in the AARP Growth Trust, and the AARP High Quality Bond Fund and the AARP Bond Fund for Income may enter into forward foreign currency exchange contracts. These contracts, which involve costs, permit the Funds to purchase or sell a specific amount of a particular currency at a specified price on a specified future date. They may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest.


A Fund will realize a benefit only to the extent that the relevant currencies move as anticipated. If the currencies do not move as anticipated, the use of these contracts may result in losses greater than if they had not been used.

Options Transactions

In an attempt to enhance investment returns, Funds in the AARP Growth Trust and the AARP Income Trust may each write covered call options. These are agreements to sell a particular security in the Fund's portfolio at a specified price on or before the expiration date of the option. Covered call options may be written on portfolio securities worth up to 25% of the Fund's net assets.

There are risks associated with writing covered options. These include the possible inability to make closing transactions at favorable prices or because an exercise notice has been received. The Funds also risk giving up appreciation on the underlying security in excess of the exercise price.

Each of the Funds in the AARP Growth Trust may purchase and sell exchange-traded options on stock indices. In addition, these Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. Over-the-counter options may be more difficult to terminate than


                                   PROSPECTUS
exchange-traded options. They are frequently illiquid, and involve counterparty credit risk. The Fund Manager will engage in such transactions to hedge against unfavorable price movements which can adversely affect the value of the Fund's securities or securities the Fund intends to buy. These transactions involve risk, including the risk that market prices may move in unanticipated directions or will not correlate well with a Fund's portfolio, causing a Fund to lose the value of the option premium and to fail to realize any benefit from the transaction. Further, a closing transaction may not be available when a Fund wishes to close out a transaction.

Futures Contracts and Related Options

To a limited extent, the Funds in the AARP Income Trust and the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Stock Fund, AARP U.S. Stock Index Fund, and the AARP Small Company Stock Fund may enter into financial futures contracts including futures contracts on securities indices, may purchase and write related put and call options, and may engage in related closing transactions. These techniques are used to attempt to protect against adverse effects of interest rates changes or currency changes in the case of the AARP High Quality Bond Fund, the AARP Bond Fund for Income, the AARP Global Growth Fund, and the AARP International Stock Fund. For example, a particular index-based futures contract may be used when the Fund Manager believes that correlation exists between price movements in an index-based futures contract and securities in a Fund's portfolio. Such correlation is not likely to be perfect. That is because a Fund's portfolio is not likely to contain the same securities used in the index.

The margin deposits for futures contracts and premiums paid for related options may not be more than 5% of a Fund's total assets. These transactions require a Fund to segregate assets (such as liquid securities and cash) to cover contracts that would require it to purchase securities. These transactions also result in brokerage costs.

These techniques involve some risk. A Fund may be precluded from realizing a benefit from favorable price movements in the related portfolio position of the Fund and could lose the expected benefit of the transactions if interest rates or currency changes in the case of AARP High Quality Bond Fund, AARP Bond Fund for Income, AARP Global Growth Fund, or AARP International Stock Fund, move in an unanticipated manner. To the extent that the Fund Manager's view of market movements is incorrect, the use of such instruments may result in losses greater than if they had not been used. In addition, if the AARP Insured Tax Free General Bond Fund purchases futures contracts on taxable securities or indices of such securities, their value may not fluctuate in proportion to the value of the Fund's securities. This would limit that Fund's ability to hedge effectively against interest rate risk. Further, while a Fund buys a futures contract only if there appears to be a liquid secondary market for such contracts, there can be no assurance that a Fund will be able to close out any particular futures contract.


                                   PROSPECTUS

Segregated Accounts

Each Fund may be required to segregate assets (such as cash, U.S. Government securities and other high grade debt obligations) or otherwise provide coverage consistent with applicable regulatory policies. This would be in respect to the Fund's permissible obligations under the call and put options it writes, the forward foreign currency exchange contracts it enters into and the futures contracts it enters into.

Convertible Securities

Each Fund in the AARP Growth Trust, AARP High Quality Bond Fund, and AARP Bond Fund for Income may invest in convertible securities. Convertible securities include convertible bonds, notes and debentures, convertible preferred stocks, and other securities that give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities entail less credit risk than the issuer's common stock because they are considered to be "senior" to common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. They may also reflect changes in value of the underlying common stock.

Demand Obligations

Each of the AARP Mutual Funds may purchase demand obligations. Demand obligations permit the holder to demand payment of a specified amount prior to maturity. The holder's right to payment depends upon the issuer's ability to pay principal and interest on demand. A Fund will purchase demand notes only to enhance liquidity. The Fund Manager will continuously monitor the creditworthiness of issuers of such obligations.

Stand-by Commitments

The AARP Tax Free Funds may enter into stand-by commitments (also known as puts) to facilitate liquidity. Stand-by commitments permit a Fund to resell municipal securities to the original seller at a specified price and generally involve no cost. Costs, in any event, are limited to .5% of a Fund's total assets. To minimize the risk that the seller may not be able to repurchase the security, the Fund Manager will monitor the creditworthiness of the seller.

"Put" Bonds

The AARP Tax Free Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution. This allows the Funds to tender (or "put") bonds to the institution at specified intervals and receive the face value of them. For the AARP High Quality Tax Free Money Fund, an interval can not exceed 397 calendar days. These third party puts are available in several different forms. They may be custodial receipts or trust certificates, and may be combined with other features such as interest rate swaps.

Tax-exempt Participation Interests

The AARP Tax Free Funds may purchase tax-exempt participation interests from a bank representing a fully-insured portion of the bank's holdings of municipal securities. The Fund will obtain an irrevocable letter of credit or guarantee


                                   PROSPECTUS
from the bank and will have, under certain circumstances, the right to resell the participation to the bank on 7 days' notice. To the extent any participation interest is illiquid, it is subject to the Fund's limit on restricted and not readily marketable securities.

Municipal Lease Obligations

The AARP Tax Free Funds may also invest in municipal lease obligations generally as a participation interest in a municipal obligation from a bank or other financial intermediary. Municipal lease obligations are issued by state and local governments to acquire land, equipment or facilities. Unlike general obligation or revenue bonds, these contracts are not secured by the issuer's credit, and if the issuing state or local government does not appropriate payments, the lease may terminate, leaving the funds with property that may prove costly to dispose of. In deciding which contracts to invest in, the Fund Manager evaluates the likelihood of the governmental issuer discontinuing appropriation for the leased property.

Portfolio Turnover

Each of the AARP Funds may buy and sell securities to take advantage of investment opportunities. The Fund Manager will do so to improve overall investment return consistent with that Fund's objectives. These transactions involve transaction costs in the form of spreads or brokerage commissions. Recent economic and market conditions have necessitated more active trading, resulting in a higher portfolio turnover rate for the AARP High Quality Bond Fund. A higher rate involves greater transaction costs to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.


In the case of AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Stock Fund and AARP Small Company Stock Fund, it is anticipated, under normal investment conditions, that the Fund's portfolio turnover rate will not exceed 75% for the initial fiscal year. In the case of AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio, it is anticipated, under normal investment conditions, that each Fund's portfolio turnover rate will not exceed 50% for the initial fiscal year. However, economic and market conditions may necessitate more active trading, resulting in a higher portfolio turnover rate.


INVESTMENT RESTRICTIONS

To help reduce investment risk, each of the AARP Mutual Funds has adopted certain investment policies. Only the shareholders can approve changes to the following policies:

     o A Fund may not make loans. (A purchase of a debt security is not a loan for this purpose.) However, the Fund may lend its portfolio securities and enter into repurchase agreements.

     o    A Fund may borrow money only for temporary or emergency purposes.


A complete description of these and other policies and restrictions is contained in the Statement of Additional Information.


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                                       60

ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

Are taxes withheld?

Generally, taxes are not withheld on purchases, redemptions, or distributions. However, federal tax law requires the AARP Mutual Funds to withhold 31% of taxable dividends, capital gain distributions and redemption or exchange proceeds for accounts without a certified social security or tax identification number, or other certified information. To avoid this withholding, make sure you complete and sign the Signature and Investor Information Section of your Enrollment Form. AARP IRA, AARP SEP-IRA and AARP Keogh Plan accounts are exempt from withholding regulations.

The AARP Mutual Funds reserve the right to reject Enrollment Forms or close accounts without a certified Social Security or tax identification number. In such cases, Enrollment Forms received without this information will be returned to the investor with a check for the amount invested.

What else should I know about distributions and taxes?

     o You can receive your dividend and capital gain distributions in one of three ways:

          1.   You can have a check sent to your address or to your bank;

          2.   You can  reinvest  them in  additional  shares of an AARP  Mutual
               Fund; or

          3.   You can invest them in shares of another AARP Mutual Fund.

     o If your investment is in the form of an AARP IRA, AARP SEP-IRA or AARP Keogh Plan account, all distributions are automatically reinvested.

     o If you reinvest your dividends and capital gains, you will be purchasing shares at the current share price.

     o All taxable dividends from net investment income are taxable to you as ordinary income. This is so whether you receive dividends as cash or additional shares.

     o Capital gains distributions are also currently taxable, whether received in cash or reinvested.

     o Distributions of short-term capital gains by all the AARP Mutual Funds are taxable as ordinary income.

     o Distributions of long-term capital gains are taxable for federal income tax purposes as long-term capital gains regardless of the length of time you have owned shares. Any capital gain distributed by the AARP Tax Free Funds are generally taxable in the same manner as distributions by other Funds.

     o The AARP Tax Free Funds are managed to pay you dividends free from federal income taxes, including the Alternative Minimum Tax (AMT). However, these dividends may be subject to state and local income


                                   PROSPECTUS
          taxes. Also, these dividends are taken into account in determining whether your income is large enough to subject a portion of your Social Security benefits and certain Railroad Retirement benefits, if any, to federal income taxes.

     o If you are a shareholder in the AARP Global Growth Fund or the AARP International Stock Fund, you may be able to claim a credit or deduction on your income tax return for your pro rata portion of qualified taxes paid by the Fund to foreign countries.

     o Each AARP Mutual Fund annually sends you detailed tax information about the amount and type of its distributions.

     o A redemption involves a sale of shares and may result in a capital gain or loss for federal income tax purposes. Exchanges are treated as redemptions for federal income tax purposes. Exchanges occur when you sell shares in one AARP Mutual Fund and purchase shares in another AARP Mutual Fund.

     o The AARP Mutual Funds reserve the right to make extra distributions for tax purposes.

FUND ORGANIZATION

The AARP Investment Program Trusts

The 15 mutual fund portfolios described in this prospectus are organized as five Massachusetts business trusts--AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust. Each trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940. The AARP Cash Investment Funds was organized in January 1983, and the AARP Income Trust, the AARP Tax Free Income Trust and the AARP Growth Trust were organized in June 1984. The AARP Tax Free Income Trust (formerly the AARP Insured Tax Free Income Trust) was renamed effective August 1, 1991. The AARP Managed Investment Portfolios Trust was organized in October 1996.

General Management

The Trustees have overall responsibility for the management of the Trusts under Massachusetts law. Under their direction, the Fund Manager--Scudder, Stevens & Clark, Inc.--provides general investment management of the AARP Mutual Funds. The Trustees supervise each Trust's activities. The shareholders elect the Trustees and may remove them. Shareholders have one vote per share held on matters on which they are entitled to vote.

The Trusts are not required to hold annual shareholder meetings and have no current intention to do so. There may be special meetings for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment advisory contract. The Fund Manager will help shareholders to communicate with other shareholders in connection with removing a Trustee as if
Section 16(c) of the Investment Company Act of 1940 applied.


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

Since the Trusts use a combined prospectus, it is possible that one Trust or AARP Mutual Fund might become liable for a misstatement in this prospectus regarding another Trust or AARP Mutual Fund. The Trustees of each Trust considered this risk when approving the use of a combined prospectus.

The right of the Trusts and AARP Mutual Funds to use the AARP name will end upon termination of the member services agreement with the Fund Manager unless AARP otherwise agrees to let the AARP Mutual Funds continue to use the AARP name.

Management Fees

Each AARP Mutual Fund, except for the AARP Managed Investment Portfolios, pays the Fund Manager a fee for management and administrative services. The management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Mutual Funds. Each AARP Mutual Fund, except for the AARP Managed Investment Portfolios, pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Mutual Funds. The table below shows the annual Base Fee Rate at specified levels of Program assets:

             Annual Base Fee Rate            Program Assets
            ---------------------------------------------------
                    .350%                    First $2 billion
                    .330%                    Next $2 billion
                    .300%                    Next $2 billion
                    .280%                    Next $2 billion
                    .260%                    Next $3 billion
                    .250%                    Next $3 billion
                    .240%                    Thereafter


In addition to the Base Fee Rate, each AARP Mutual Fund, except for the AARP U.S. Stock Index Fund and the AARP Managed Investment Portfolios, pays a flat Individual Fund Fee based on the net assets of that Fund. This fee rate is not linked to the total assets of the Program. The Individual Fee Rate recognizes the different characteristics of each AARP Mutual Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund, as well as the relative value that can be, and has been, added by the Fund Manager. The table below shows the Individual Fund Fee Rate for each of the AARP Mutual Funds:


     Fund                                    Individual Fee Rate
    -------------------------------------------------------------
     AARP High Quality Money Fund                     .10%
     AARP High Quality Tax Free Money Fund            .10%
     AARP GNMA and U.S. Treasury Fund                 .12%
     AARP High Quality Bond Fund                      .19%
     AARP Bond Fund for Income                        .28%
     AARP Insured Tax Free General Bond Fund          .19%
     AARP Balanced Stock and Bond Fund                .19%
     AARP Growth and Income Fund                      .19%
     AARP U.S. Stock Index Fund                         0%
     AARP Global Growth Fund                          .55%


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

     AARP Capital Growth Fund                         .32%
     AARP International Stock Fund                    .60%
     AARP Small Company Stock Fund                    .55%

Under this fee structure, the combined Base Fee and the Individual Fund Fee, called the "Effective Management Fee Rate," would be reduced if total Program assets increase to certain levels, regardless of whether an individual AARP Mutual Fund's assets increase or decrease. The converse is also true--if assets decrease to certain levels, the Effective Management Fee Rate increases, regardless of any increase or decrease in assets of an individual AARP Fund. For the fiscal year ended September 30, 1996, fees paid to the Fund Manager totaled
 .39 of 1% of the average daily net assets of the AARP High Quality Money Fund, .46 of 1% of the AARP High Quality Tax Free Money Fund, .41 of 1% of the AARP
GNMA and U.S. Treasury Fund, .62 of 1% of the AARP Capital Growth Fund, .48 of 1% of the AARP High Quality Bond Fund, .49 of 1% of the AARP Insured Tax Free General Bond Fund and AARP Growth and Income Fund, .48 of 1% of the AARP Balanced Stock and Bond Fund and .29 of 1% of the AARP Global Growth Fund.

The Fund Manager pays a portion of the management fee to AARP Financial Services Corporation (AFSC). AFSC provides the Fund Manager with advice and other services relating to AARP Fund investment by AARP members.

The fee paid to AFSC is calculated on a daily basis and depends on the level of total assets of the AARP Investment Program. The fee rate decreases as the level of total assets increases. The fee rate for each level of assets is .07 of 1% for the first $6 billion, .06 of 1% for the next $10 billion and .05 of 1% thereafter.


The fee paid to the Subadviser is calculated on a quarterly basis and depends on the level of total assets in the AARP U.S. Stock Index Fund. The fee rate decreases as the level of total assets for the Fund increases. The fee rate for each level of assets is: .07% of the first $100 million of average daily net assets, .03% of such assets in excess of $100 million, and .01% of such assets in excess of $200 million, with a minimum annual fee of $75,000. For the first 12 months of management, the Subadviser has agreed to waive a portion of its fee. After the first year, the full fee will be charged.


Under the Investment Management Agreements with the Fund Manager, the Funds are responsible for all of their expenses, including fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and executive employees of the Trusts who are not affiliated with the Fund Manager; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians.

Special Servicing Agreement for the AARP Managed Investment Portfolios

All the expenses of the AARP Managed Investment Portfolios will be paid for in accordance with a Special Servicing Agreement (the "Agreement") entered into by the Fund Manager, the underlying AARP mutual funds, Scudder Service Corporation,


                                   PROSPECTUS
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

Scudder Fund Accounting Corporation, Scudder Investor Services, Inc. and each Portfolio. Under each Agreement, the Fund Manager will arrange for all services pertaining to each operation of each Portfolio including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation as the Shareholder Servicing Agent and the Accounting Agent, respectively, for the Portfolio. If the Trustees determine that the aggregate expenses of a Portfolio are less than the estimated savings to the underlying AARP mutual fund from the operation of the Portfolio, the underlying AARP mutual fund will bear those expenses in proportion to the average daily value of its shares owned by the Portfolio. Consequently, no underlying AARP fund will be expected to carry expenses that are in excess of the estimate of savings to it. The estimated savings are expected to result from the reduction of shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the underlying AARP mutual funds. The estimated savings produced by the operation of a Portfolio will most likely suffice to offset most, if not all, the expenses incurred by the Portfolio.

In the event that the aggregate financial benefits to the underlying AARP mutual funds do not exceed the costs of a Portfolio, the Fund Manager will pay, on behalf of the Portfolio, that portion of costs determined to be greater than the benefits.

All  expenses  of  each   Portfolio,   excluding   certain   non-recurring   and
extraordinary expenses, will be paid for in accordance with the Agreement, including fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Portfolio's accounting agent; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Fund Manager; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians.

UNDERSTANDING FUND PERFORMANCE

Performance of an AARP Mutual Fund may be included in advertisements, sales literature or shareholder reports. Important components of performance are yield, total return and cumulative total return. These components vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses. Yield, total return, and cumulative total return are based on historical earnings and are not intended to indicate future performance.

What is Yield?

For the AARP High Quality Money Fund, the AARP Income Funds, AARP Tax Free Funds and AARP Diversified Income Portfolio, yield is a measure of income. Yield refers to the net investment income generated over a specific period of time. It is always calculated using a standard industry formula so it is a useful way to compare the income produced by different mutual funds. For non-money market funds, the "SEC yield" is an annualized expression of net investment income


                                   PROSPECTUS
generated by the investments in the fund over a specified 30-day period. This income is then annualized and then expressed as a percentage. This yield is calculated according to methods required by the SEC, and may not equate to the level of income paid to shareholders. For money market funds, yield refers to the net investment income generated by the fund over a specified 7-day period. This income is then annualized and expressed as a percentage. For the money market funds, effective yield is expressed similarly but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

For GNMA securities, net investment income includes realized gains or losses based on historic cost for principal repayments received. For other securities, net investment income includes the amortization of market premium or market discount.

What is Total Return?

The total return of a mutual fund refers to the average annual percentage change in value of an investment in the fund assuming that the investment has been held for the stated period. Total return quotations are expressed in terms of average annual compound rates of return for all periods quoted and assume that all dividends and capital gain distributions during the period were reinvested in shares of the fund.

What is Cumulative Total Return?

Cumulative total return of a mutual fund represents the cumulative change in value of an investment in a fund for various periods. It assumes that all dividends and capital gain distributions during the period were reinvested in shares of the fund.

What is meant by Tax-Equivalent Yield and how is it calculated?

To determine if tax-free investing is right for you, it is helpful to convert a yield from a tax-free mutual fund to its equivalent taxable yield. The tax-equivalent yields of the AARP Tax Free Funds, which may be quoted from time to time, let you determine the yield you would have to receive from a fully taxable investment to produce an after-tax yield equivalent to a tax-free fund. The calculation is as follows:

              Tax-Free Yield     =     Tax-Equivalent Yield
           --------------------
           100% - your tax rate

Example: If a tax-free mutual fund has a 30-day average annualized yield of 5.30% and you are in the 31% tax bracket, the calculation would be:

                       5.30%       =      7.68%
                    ----------
                    100% - 31%

You would need to earn 7.68% with a taxable investment to equal the 5.30% yield of a tax-free fund. The tax-equivalent yield will vary depending upon your income tax bracket.


                                   PROSPECTUS

UNDERSTANDING SHARE PRICE

How is a Fund's share price determined?

Share price is based on a Fund's net assets. It is calculated by dividing the current market value (amortized cost in the case of the AARP High Quality Tax Free Money Fund) of total fund assets, less all liabilities, by the total number of shares outstanding. Scudder Fund Accounting Corporation, a subsidiary of the Fund Manager, determines net asset value per share of each Fund as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time on each day the Exchange is open for trading. For AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund, Scudder Fund Accounting Corporation also determines net asset value per share as of noon Eastern time on each day the Exchange is open for trading. The Trusts reserve the right to suspend the sale of Fund shares after appropriate notice to shareholders if the Trustees determine that it is in the best interest of shareholders.

OPENING AN ACCOUNT

How do I get started?

Decide on the AARP Mutual Fund or Funds which meets your needs. Then fill out, sign and return your Enrollment Form with your check in the postage paid envelope provided. Once your Enrollment Form is received, an account number will be assigned to you. Your check should only be drawn on a U.S. bank and be payable to the AARP Investment Program.

If you don't want to send your check through the mail, you can send a bank wire. Simply fill out and return your Enrollment Form in the mail. Then, before you send the wire, call an AARP Mutual Fund Representative. The Representative will set up the account and contact you to provide you with your account number and further wiring instructions. To complete the wire transfer, follow the special wire transfer instructions below. Please note you cannot open AARP IRA or AARP Keogh Plan accounts by wire.

What is the minimum investment?

The minimum initial investment for the AARP GNMA and U.S. Treasury Fund, the AARP Balanced Stock and Bond Fund, and the AARP Growth and Income Fund is $500.

All other AARP Mutual Funds have a minimum initial investment of $2,000:

AARP High Quality Money Fund                 AARP U.S. Stock Index Fund
AARP High Quality Bond Fund                  AARP Global Growth Fund
AARP Bond Fund for Income                    AARP Capital Growth Fund
AARP High Quality Tax Free Money Fund        AARP International Stock Fund

AARP Insured Tax Free General Bond Fund      AARP Small Company Stock Fund
AARP Diversified Income Portfolio            AARP Diversified Growth Portfolio



                                   PROSPECTUS

You may open an account in one of the mutual funds listed above with as little as $500, if you establish an Automatic Investment Plan for at least $100/month. Please call an AARP Mutual Fund Representative at 1-800-253-2277 for more information.


You can open an AARP IRA in any of the AARP Mutual Funds, except AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund, or an AARP UGMA/UTMA in any of the AARP Mutual Funds with an initial investment of only $250 per fund account.


What happens if my investment falls below its minimum balance?

The Funds reserve the right to redeem accounts below the minimum balance and return the proceeds to you if you do not increase an account above the minimum within 60 days after notice. However, if your account falls below the minimum solely as a result of market activity, your account will not be closed.

What is the normal processing time of checks when purchasing shares?


If checks are drawn on a U.S. bank, the Program will normally execute checks (and wire transfers) received in good order on the same business day that they are received. Accepted purchases for shares in all the AARP Funds will be filled at the net asset value next computed after receipt of payment by check.


When do I start earning income on this purchase?

For AARP Funds paying daily dividends (AARP Income Funds and AARP Insured Tax Free General Bond Fund), income begins to accrue on the business day following actual execution of the order.


For the AARP Money Funds, purchases made by wire and received in good order before noon on any business day are executed at noon and begin earning income the same day.


Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.


                                   PROSPECTUS

--------------------------------------------------------------------------------
WIRE TRANSFER INSTRUCTIONS

    o To open an account (mail Enrollment Form first and make sure to call a Representative to obtain an account number--AARP IRA and AARP Keogh Plan accounts cannot be opened by wire)

    o  To add to your account

Contact your bank with the following information:

     1)   the name(s) on your account;

     2)   your AARP Fund account number;

     3)   the name of the Fund(s) you want to invest in;

     4) the following name and address: State Street Bank and Trust Company, Boston, MA 02101;

     5)   the routing numbers ABA Number 011000028 and AC-99035420.
--------------------------------------------------------------------------------

Can I add another AARP Mutual Fund to my account?

You can open another AARP Mutual Fund at any time. The new investment must meet the minimum initial investment described above. Your new AARP Mutual Fund will have the same account number and registration as your existing one(s). You can open a new AARP Mutual Fund in a number of ways:


--------------------------------------------------------------------------------
Mail your request        Send a letter  stating  your request and naming the new
                         AARP  Fund.  Include a check  made  payable to the AARP
                         Investment Program.
--------------------------------------------------------------------------------
Wire the money           Have your  account  number  ready and  follow  the wire
                         instructions above.
--------------------------------------------------------------------------------
Exchange from            See instructions on how to exchange--page 70.
an AARP Fund
--------------------------------------------------------------------------------

Telephone Transactions

When you open an account you automatically become eligible to exchange shares by telephone and to redeem by telephone up to $100,000 to your registered address. You may also request by telephone that redemption proceeds be wired to a bank account you select. When exchange or redemption requests are made over the telephone, procedures are in place to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Mutual Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trusts and their agents each reserve the right to modify, interrupt, suspend, or terminate any of the telephone services at any time, without notice.


                                   PROSPECTUS

ADDING TO YOUR INVESTMENT

How do I add to my investment?

After your account is opened, you can add to your AARP Fund investment in any amount in the following ways:

--------------------------------------------------------------------------------
Mail your request        Send your check with a personalized  investment slip or
                         with a  letter  naming  your  account  number  and AARP
                         Mutual Fund.
--------------------------------------------------------------------------------
Call Toll-Free           If you selected the Transact By Phone  service,  you'll
                         be able to call and have  money  transferred  from your
                         checking account to cover the purchase. See page 73.
--------------------------------------------------------------------------------
Wire the purchase        Have your  account  number  ready and  follow  the wire
                         instructions on page 69.
--------------------------------------------------------------------------------
Exchange from an         See Exchanging below.
AARP Fund
--------------------------------------------------------------------------------
Invest                   See page 74 for information on the Automatic Investment
Automatically            Plan.
--------------------------------------------------------------------------------

EXCHANGING

What is an exchange?

You make an exchange when you sell shares in one AARP Mutual Fund to purchase shares in another. This is technically two transactions, a sale and a purchase of shares. If the value of the shares sold in the exchange was higher or lower than your original purchase price, you may have a capital gain or loss. This is important to note for tax planning purposes. You may exchange all or part of your shares in one AARP Mutual Fund for shares in another AARP Mutual Fund. Exchanges between existing AARP Mutual Funds can be for any amount. Exchanges that open a new AARP Mutual Fund must meet the minimum balance.

How can I exchange shares?

There are several ways to exchange, including:

--------------------------------------------------------------------------------
Mail or fax your         Tell us the AARP  Mutual  Fund  from  which to take the
request                  money and the AARP Mutual Fund to exchange to.  Include
                         your account  number,  registered  name(s) and address,
                         and either  the  dollar  amount or number of shares you
                         want to exchange.  Be sure to sign your name(s) exactly
                         as it appears on the account statement.
--------------------------------------------------------------------------------
Call Toll-Free           Call us before  4:00 p.m.  Eastern  time to exchange by
                         close of business the same day.
--------------------------------------------------------------------------------
Call the                 You  can  exchange   shares   through  this   automated
Easy-Access Line         toll-free  line. It is available 24 hours a day, 7 days
                         a week.  Simply call  toll-free and follow the recorded
                         voice instructions.
--------------------------------------------------------------------------------


                                   PROSPECTUS

ACCESS TO YOUR INVESTMENT

How do I redeem?

You can sell (redeem) fund shares in a number of ways. The share price may be more or less than your original purchase price. Therefore, you may have either a taxable capital gain or loss. Keep in mind that you can redeem shares of your AARP IRA or AARP Keogh Plan account only by sending your request in writing.

--------------------------------------------------------------------------------
Mail or Fax your         Tell us the name of the AARP Mutual Fund and the number
request                  of shares or dollar amount you wish to sell.  Make sure
                         to give us your account number,  registered name(s) and
                         where  you  want  the  proceeds  sent.  If you want the
                         proceeds to go to an address other than your registered
                         address,  to your  bank,  or to  someone  else,  please
                         provide complete details.  Under certain circumstances,
                         this may require a special type of authorization called
                         a Signature  Guarantee  (see page 72).  Sign the letter
                         exactly  as it appears on your  account  statement.  If
                         your request requires a Signature  Guarantee,  you must
                         mail the request instead of faxing it.
--------------------------------------------------------------------------------
Call Toll-Free           Call before 4:00 p.m.  Eastern time  business  days and
                         redeem up to $100,000 per AARP Fund.  The proceeds will
                         be mailed to your  registered  address  or to your bank
                         (unless you declined the  Telephone  Redemption to your
                         Bank feature on your Enrollment Form). The proceeds can
                         also be  wired to your  bank if it is a  member  of the
                         Federal Reserve System. A $5.00 fee will be charged for
                         each wire to your bank.  Your bank may also  charge you
                         for  receiving a wire. In the event that you are unable
                         to reach us by telephone,  you should write to the AARP
                         Investment Program;  see "Service  Information" for the
                         address. If you elected the Transact by Phone option on
                         your  Enrollment  Form,  you can have the proceeds sent
                         electronically  to your checking  account.  See page 73
                         for more information on Transact By Phone.
--------------------------------------------------------------------------------
Call the                 You can redeem shares through this automated  toll-free
Easy-Access Line         line.  Initiate  redemptions  any time--24 hours a day.
                         Simply call  toll-free  and follow the  recorded  voice
                         instructions.
--------------------------------------------------------------------------------


Sell                     See page 75 for information on the Automatic Withdrawal
Automatically            Plan or Systematic  Retirement Withdrawal Plan for AARP
                         IRA or AARP Keogh Plan accounts.
--------------------------------------------------------------------------------



                                   PROSPECTUS

When are redemptions processed?


Any redemption request received in good order prior to 4:00 p.m. Eastern time during normal business operations will be processed on that day. The request will be processed at that night's closing share price. Normally, requests received in good order after 4:00 p.m. Eastern time will be processed on the next business day. Shares redeemed from Funds in the AARP Income Trust, AARP Tax Free Income Trust and from AARP High Quality Money Fund will earn a dividend on the day of redemption. However, for AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund, for redemption requests received in good order by noon, proceeds will normally be wired that day, if requested by the shareholder, but no dividend will be earned on the redeemed shares on that day.


Normally, proceeds of your redemption will be sent on the business day following a redemption request in good order. In any event, the AARP Mutual Funds may take no more than 7 calendar days to send your redemption proceeds.

When can I expect to receive my money?

We will mail your redemption proceeds promptly. If you purchase shares by check or by telephone and then redeem them by letter within 7 business days of the purchase, the redemption proceeds may be held until the purchase check has cleared the banking system. When the check has cleared, we will mail your redemption proceeds promptly.

We will not accept redemption requests by telephone or by checkwriting prior to the expiration of the 7 business day period. You may avoid this delay by purchasing shares by wire.

--------------------------------------------------------------------------------
Purchase Restrictions

You should make purchases and sales for long-term investment purposes only. The AARP Mutual Funds do not permit a pattern of frequent purchases and sales in response to short-term changes in share price.


The AARP Mutual Funds and Scudder Investor Services, Inc. each reserve the right to reject purchases or exchanges for any reason, including when such a pattern occurs. This restriction does not apply to the AARP money funds. This right extends to individual purchasers or groups of related purchasers.

--------------------------------------------------------------------------------

SIGNATURE GUARANTEES

What is a "Signature Guarantee"?

A "Signature Guarantee" is a certification of your signature. We require this for your protection and to prevent fraudulent redemptions. In effect, the appropriate institution (see below) guarantees that you are authorized to make certain requests.

When do I need one?

A "Signature Guarantee" from each person on the account registration is needed for the following redemption requests:

     1)   Redemptions of more than $100,000;


                                   PROSPECTUS

     2) When redemption proceeds are payable to someone other than the registered shareholder(s);

     3) When redemption proceeds are to be sent to an address other than the registered address; or

     4) If the account's registered address has changed during the last 15 days.

Transactions requiring signature guarantees cannot be faxed.

Where can I get one?


You can get your signature guaranteed through most banks, credit unions or savings associations, or from broker-dealers, government securities
broker-dealers,    national   securities   exchanges,    registered   securities
associations, or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature Guarantees by notaries public are not acceptable.


INVESTOR SERVICES

To make investing simpler and more convenient there are many free investor services available to you.

Easy-Access Line

--------------------------------------------------------------------------------
     o    Exchange between AARP Mutual Funds
                                                               CALL TOLL-FREE
     o    Exchange to open a new AARP Mutual Fund              1-800-631-4636

     o    Redeem money to your registered address              24 HOURS A DAY

     o    Get current performance information                  7 DAYS A WEEK

     o    Get current account balance information

     o    Confirm your last transaction
--------------------------------------------------------------------------------

With the Easy-Access Line you can get performance, and account information. If you have a touch-tone phone, you can also exchange or redeem shares worth up to $100,000. Simply call toll-free 1-800-631-4636 using a touch-tone phone and follow the easy pre-recorded voice instructions.

Transact By Phone

--------------------------------------------------------------------------------
     o    Add  to  an  AARP  Mutual  Fund  by
          transfer from your bank checking or
          NOW account                                        CALL TOLL-FREE
                                                             1-800-253-2277
     o    Redeem  and  send the  proceeds  to
          your checking or NOW account
--------------------------------------------------------------------------------

Transact By Phone allows you to call toll-free to purchase and redeem shares. The money will be automatically transferred to or from your bank checking account. Your bank must be a member of the Automated Clearing House for you to take advantage of this service.


                                   PROSPECTUS

--------------------------------------------------------------------------------

Buying Shares            Call us before 4:00 p.m.  Eastern time,  business days,
through Transact         when you want to buy additional  shares, and money will
By Phone:                be  transferred  from  your bank  account  to your AARP
                         Mutual Fund  account to cover the  purchase.  Purchases
                         must be for at least  $250 but not more than  $250,000.
                         Your purchase will generally be completed in 2 business
                         days  at the  closing  share  price  on the day of your
                         call.   Requests  received  after  4:00  p.m.  will  be
                         purchased at the next  business  day's  closing  price.
                         Shares  purchased in this manner will not be redeemable
                         for a period of up to 7 business days.
--------------------------------------------------------------------------------
Selling Shares           Call us before 4:00 p.m.  Eastern time,  business days,
through Transact         when you want to sell  shares.  We'll sell your  shares
By Phone:                and    transfer    the    proceeds    to   your    bank
                         account--generally within 2 business days from the day of your request. You can redeem any amount greater than $250. Shares will be sold at that night's closing price on the day of your request. Requests received after 4:00 p.m. will be sold at the next business day's closing price.

--------------------------------------------------------------------------------

Free Checkwriting

Shareholders in the AARP High Quality Money Fund or the AARP High Quality Tax Free Money Fund have free checkwriting privileges. There is no charge to shareholders for this service, but the AARP Mutual Funds reserve the right to impose a charge in the future. To enroll, you must fill out a signature card on the Enrollment Form. If shares were purchased by your personal check, you may only write checks against your purchase 7 business days from the day that the purchase took place. Keep in mind that you cannot close your account by writing a check. This service may be suspended or terminated at any time upon notice to shareholders.

Distributions Direct

You may choose to have dividend and capital gain distributions automatically deposited into your bank checking or NOW account. To enroll in this service, your bank must be a member of the Automated Clearing House (ACH) network. Once you enroll, your dividends and capital gains will be automatically deposited into your personal bank account within 3 business days of the distribution date. You'll receive a statement confirming the amount. There is no charge to shareholders for the service.

Systematic Plans

Several other investor services are available. These include:

     o Automatic Investment Plan: Arrange for regular investments into your AARP Mutual Fund through automatic deductions from your bank checking account. The Automatic Investment Plan may be discontinued at any time


                                   PROSPECTUS
          without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

     o Direct Deposit: At your direction, your Social Security, U.S. Government or any regular income checks (pension, dividend, interest or payroll) will be automatically deposited into your AARP Mutual Fund.

     o Automatic Withdrawal Plan: At your direction, we will automatically send a monthly redemption of $50 or more directly to you when you have at least $10,000 or more in an AARP Mutual Fund.

     o Direct Payment of Fixed Bills: With $10,000 or more in an AARP Mutual Fund, you can arrange for us to automatically pay regular bills of a fixed amount. Pay your rent, mortgage or other payments of $50 or more.

     o Systematic Retirement Withdrawal Plan: You can receive periodic distributions from an AARP IRA or AARP Keogh Plan account.

STATEMENTS AND REPORTS

What kinds of statements do I receive?

You will receive a prompt confirmation statement for your transactions. You will also receive a monthly Consolidated Statement. AARP IRA or AARP Keogh Plan accounts will receive a quarterly Consolidated Statement.

The Consolidated Statement details the market value of all the AARP Mutual Funds in your account. It also includes a listing of recent transactions. You should keep these statements for your records.

What other reports do I get?

Each year, you will receive a current prospectus, mid year report and annual report. To reduce the volume of mail, we will only send one copy of most reports to a household (same surname, same address). Please contact us if you wish to receive additional reports.

SERVICE PROVIDERS OF THE AARP FUNDS

Legal Counsel

Dechert Price & Rhoads,
Washington, D.C.

Independent Accountants

Price Waterhouse LLP, Boston, MA

Underwriter

Scudder Investor Services, Inc., Two International Place, Boston, MA (a subsidiary of Scudder) is principal underwriter of the AARP Mutual Funds.

Scudder Investor Services, Inc. offers for sale and confirms as agent all purchases of shares of the AARP Mutual Funds.


                                   PROSPECTUS

Custodians

Brown Brothers Harriman & Co., Boston, MA
State Street Bank and Trust Company, Boston, MA

Fund Accounting Agent

Scudder Fund Accounting Corporation, Two International Place, Boston, MA (a subsidiary of Scudder) is responsible for determining the daily net asset value per share and maintaining the general accounting records of the AARP Mutual Funds.

Transfer and Dividend-Disbursing Agent

Scudder Service Corporation, P.O. Box 2540, Boston, MA 02208-2540 (a subsidiary of Scudder)

Investment Adviser


Scudder, Stevens & Clark, Inc., Two International Place, Boston, MA is investment adviser for the AARP Funds.


Subadviser

Bankers Trust Company, One Bankers Trust Plaza, New York, NY, is Subadviser for the AARP U.S. Stock Index Fund.

TRUSTEES AND OFFICERS

CAROLE LEWIS ANDERSON, Trustee, President, MASDUN Capital Advisors; Formerly Principal, Suburban Capital Markets, Inc.; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College.

ADELAIDE ATTARD, Trustee, Consultant, Gerontology; Commissioner, County of Nassau, New York, Department of Senior Citizen Affairs (1971-1991); Chairperson, Federal Council on Aging (1981-1986).

CYRIL F. BRICKFIELD, Trustee, Honorary President and Special Counsel, American Association of Retired Persons.

ROBERT N. BUTLER, M.D., Trustee, Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health.

ESTHER CANJA, Trustee, Vice President, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Chair, Board Operations Committee; AARP State Director of Florida (1990-1992).


LINDA C. COUGHLIN*, Chairman and Trustee, Managing Director, Scudder, Stevens & Clark, Inc., Director and Senior Vice President, Scudder Investor Services, Inc.


HORACE B. DEETS, Vice Chairman and Trustee, Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

EDGAR R. FIEDLER, Trustee, Vice President and Economic Counselor, The Conference Board, Inc.


                                   PROSPECTUS

CUYLER W. FINDLAY*, Trustee, Advisory Managing Director of Scudder, Stevens & Clark, Inc.


EUGENE P. FORRESTER, Trustee, Lt. General (Retired) U.S. Army; International Trade Counselor; Consultant.

WAYNE F. HAEFER, Trustee, Director, Membership Division of AARP; Formerly Secretary, Employee's Pension and Welfare Trusts of AARP and Retired Persons Services, Inc.; Formerly Director, Administration and Data Management Division of AARP.

GEORGE L. MADDOX, JR., Trustee, Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

ROBERT J. MYERS, Trustee, Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Formerly Chairman, Commission on Railroad Retirement Reform.

JAMES H. SCHULZ, Trustee, Professor of Economics and Kirstein Professor of Aging Policy, Policy Center on Aging, Florence Heller School, Brandeis University.

GORDON  SHILLINGLAW,   Trustee,  Professor  Emeritus  of  Accounting,   Columbia
University Graduate School of Business.

THOMAS W. JOSEPH*, Vice President

DAVID S. LEE*, Vice President and Assistant Treasurer

THOMAS F. McDONOUGH*, Vice President and Assistant Secretary

PAMELA A. McGRATH*, Vice President and Treasurer

EDWARD J. O'CONNELL*, Vice President and Assistant Treasurer

JAMES W. PASMAN*, Vice President

KATHRYN L. QUIRK*, Vice President and Secretary

HOWARD SCHNEIDER*, Vice President

CORNELIA M. SMALL*, President

*Scudder, Stevens & Clark, Inc.


                                   PROSPECTUS
                                       77

                      AARP INVESTMENT PROGRAM FROM SCUDDER

                           AARP Cash Investment Funds:
                          AARP HIGH QUALITY MONEY FUND

                               AARP Income Trust:
                        AARP GNMA and U.S. TREASURY FUND
                           AARP HIGH QUALITY BOND FUND
                            AARP BOND FUND FOR INCOME

                           AARP Tax Free Income Trust:
                      AARP HIGH QUALITY TAX FREE MONEY FUND
                     AARP INSURED TAX FREE GENERAL BOND FUND

                               AARP Growth Trust:
                        AARP BALANCED STOCK AND BOND FUND
                           AARP GROWTH AND INCOME FUND
                           AARP U.S. STOCK INDEX FUND
                             AARP GLOBAL GROWTH FUND
                            AARP CAPITAL GROWTH FUND
                          AARP INTERNATIONAL STOCK FUND
                          AARP SMALL COMPANY STOCK FUND

                    AARP Managed Investment Portfolios Trust:
                        AARP DIVERSIFIED INCOME PORTFOLIO
                        AARP DIVERSIFIED GROWTH PORTFOLIO



--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1997


--------------------------------------------------------------------------------

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Prospectus for all fifteen of the above Funds, dated February 1, 1997, as amended from time to time, copies of which may be obtained without charge by writing to the AARP INVESTMENT PROGRAM FROM SCUDDER, P.O. Box 2540, Boston, Massachusetts 02208-2540 or by calling 1-800-253-2277.

                                TABLE OF CONTENTS
                                                                            Page

AARP INVESTMENT PROGRAM FROM SCUDDER...........................................1
         Summary of Advantages and Benefits....................................1

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES..................................3
         AARP Money Funds......................................................3
         AARP Income Funds.....................................................4
         AARP Insured Tax Free Income Fund.....................................7
         AARP Growth Funds....................................................12
         AARP Managed Investment Portfolios...................................16
         Special Investment Policies of the AARP Funds........................16
         General Investment Policies of the AARP Funds........................31
         Investment Restrictions..............................................32

PURCHASES.....................................................................38
         General Information..................................................38
         Checks...............................................................38
         Share Price..........................................................38
         Share Certificates...................................................38
         Direct Deposit Program...............................................38
         Wire Transfers.......................................................38
         Holidays.............................................................39
         Other Information....................................................39

REDEMPTIONS...................................................................39
         General Information..................................................39
         Redemption by Telephone..............................................40
         Redemption by Mail or Fax............................................41
         Redemption by Checkwriting...........................................41
         Redemption-in-Kind...................................................41
         Other Information....................................................42

EXCHANGES.....................................................................42

TRANSACT BY PHONE.............................................................43
         Purchasing Shares by Transact by Phone...............................43
         Redeeming Shares by Transact by Phone................................43

FEATURES AND SERVICES OFFERED BY THE FUNDS....................................44
         Automatic Dividend Reinvestment......................................44
         Distributions Direct.................................................44
         Reports to Shareholders..............................................44
         Consolidated Statements..............................................44

RETIREMENT PLANS..............................................................44
         AARP No-Fee Individual Retirement Account ("AARP No-Fee IRA")........45
         AARP Keogh Plan......................................................46

OTHER PLANS...................................................................46
         Automatic Investment.................................................46
         Automatic Withdrawal Plan............................................47
         Direct Payment of Regular Fixed Bills................................47

DIVIDENDS AND YIELD...........................................................47
         Performance Information: Computation of Yields and Total Return......48
         Taking a Global Approach.............................................54

                                                                            Page

TRUST ORGANIZATION............................................................54

MANAGEMENT OF THE FUNDS.......................................................56
         Personal Investments by Employees of Scudder.........................61

TRUSTEES AND OFFICERS.........................................................62

REMUNERATION..................................................................65

DISTRIBUTOR...................................................................66

TAXES........................................................................ 67

BROKERAGE AND PORTFOLIO TURNOVER..............................................71
         Brokerage Commissions................................................71
         Portfolio Turnover...................................................73

NET ASSET VALUE...............................................................73
         AARP Money Funds.....................................................73
         AARP Non-Money Market Funds..........................................73

ADDITIONAL INFORMATION........................................................74
         Experts..............................................................74
         Shareholder Indemnification..........................................74
         Ratings of Corporate Bonds...........................................75
         Ratings of Commercial Paper..........................................75
         Ratings of Municipal Bonds...........................................75
         Other Information....................................................76
         Tax-Exempt Income vs. Taxable Income.................................78

FINANCIAL STATEMENTS..........................................................79

                      AARP INVESTMENT PROGRAM FROM SCUDDER

         The AARP Investment Program from Scudder (the "Program") was developed by the American Association of Retired Persons ("AARP") to provide an array of conservatively managed investment options for its members. Today's financial markets present an enormous, ever-changing selection of investments suited for investors with varying needs. AARP, a non-profit organization dedicated to improving the quality of life, independence and dignity of older people, has undertaken to help its members by designing an investment program which attempts to satisfy the investment and retirement planning needs of most of its members, whether they be experienced investors or savers who have never invested at all. As with any program with the "AARP" name, the Program includes special benefits as described in the combined prospectus for five Trusts -- AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust, and AARP Managed Investment Portfolios Trust (the "Trusts"), dated February 1, 1997 (the "Prospectus"). AARP endorses this program which was developed with the assistance of Scudder, Stevens & Clark, Inc. ("the Fund Manager" or "Scudder"), a firm with over 75 years of investment counseling and management experience. Scudder, Stevens & Clark, Inc. was selected after an extensive search among qualified candidates, and provides the Program with continuous and conservative professional investment management. (See "MANAGEMENT OF THE FUNDS.")

         Each of the Trusts is an open-end, management investment company authorized to issue its shares of beneficial interest in separate series ("the AARP Funds"). A total of 15 Funds are currently offered by the five Trusts. The differing investment objectives of the 15 Funds in the Program provide AARP members with a variety of sensible investment alternatives, and by matching their own objectives with those of the different AARP Funds, AARP members may design an investment program to meet their personal needs. Not all your money is the same. There is short-term money, for example money needed for your regular budgeting and for emergencies, and there is money which can be invested for the longer term. It is generally thought that three months of income/expenses should be set aside in a savings account or money market fund to cover short-term needs. The Program is designed to offer alternatives to keeping all of your money in short-term fixed price investments like money market funds, insured short-term savings accounts and insured six-month certificates of deposit. The AARP Money Funds provide a taxable and a tax free alternative for short-term monies and the AARP Income Funds, the AARP Insured Tax Free General Bond Fund, the AARP Growth Funds provide a range of choices for longer term investment dollars and the AARP Managed Investment Portfolios provide diversification of investment by investing in a select mix of AARP Funds.

         The Program includes functions performed by AARP Member Services; the AARP Funds; Scudder Investor Services, Inc., the AARP Funds' "underwriter"; Scudder Service Corporation ("SSC"), the AARP Funds' "transfer agent"; and Brown Brothers Harriman & Co. and State Street Bank and Trust Company, the AARP Funds' "custodians."

Summary of Advantages and Benefits

o Experienced Professional Management: Scudder, Stevens & Clark, Inc., investment counsel since 1919 and mutual Fund managers since 1928, provides investment advice to the Funds.

o    AARP's   Commitment:   the  Program  was   designed   with  AARP's   active
     participation to provide strong ongoing representation of the members' interests and to help ensure a high level of service.

o Wide Selection of Investment Objectives: you can emphasize money market returns and liquidity, income, tax-free income, growth, or any combination.

o Diversification: you benefit from investing in one or more large portfolios of carefully selected securities.

o $2000 Minimum Starting Investment for 12 of the Funds ($500 Minimum Starting Investment for AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund and AARP GNMA and U.S. Treasury Fund): you may make additional investments in any amount at any time.

o No Sales Commissions: the AARP Funds are pure no-load(TM), so you pay no sales charges to purchase, transfer or redeem shares nor do you pay Rule 12b-1 fees.

o Investment Flexibility and Exchange: you may exchange among the 15 AARP Funds in the Program at any time without charge.

o Dividends: the AARP Money Funds, the AARP Income Funds, the AARP Insured Tax Free Income Fund and the AARP Diversified Income Portfolio all pay dividends monthly, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund and the AARP U.S. Stock Index Fund are expected to pay dividends quarterly and the AARP Global Growth Fund, the AARP Capital Growth Fund, the AARP International Stock Fund, the AARP Small Company Stock Fund and the AARP Diversified Growth Portfolio pay dividends, if any, annually.

o Automatic Dividend Reinvestment: you may receive dividends by check or arrange to have them automatically reinvested.

o Readily Available Account, Price, Yield and Total Return Information: the yield for the AARP Money Funds is quoted weekly and the net asset value of each other Fund is quoted daily in the financial pages of leading newspapers. You may also dial our automated Easy-Access Line, toll-free, 1-800-631-4636 for recorded account information, share price, yield and total return information, 7 days a week.

o Convenience and Efficiency: simplified investment procedures save you time and help your money work harder for you.

o Liquidity: on any business day (subject to a 7 day waiting period for investment checks to clear), you may request redemption of your shares at the next determined net asset value, and, in the case of the AARP Money Funds, you may elect free Checkwriting and write checks for $100 or more on your account to make payments to any person or business.

o Direct Deposit Program: you may have your Social Security or other checks from the U.S. Government or any other regular income checks, such as pension, dividend, interest, and even payroll checks automatically deposited directly to your account.

o Automatic Withdrawal Plan: with a minimum qualifying balance of $10,000 in one AARP Fund, you may arrange to receive monthly, quarterly or periodic checks from your account for any designated amount of $50 or more.

o Direct Payment of Regular Fixed Bills: with a minimum qualifying balance of $10,000 in one AARP Fund, you may arrange to have your regular fixed bills that are of fixed amounts, such as rent, mortgage, or other payments of $50 or more sent directly from your account at the end of the month.

o    Personal   Service  and   Information:   professionally   trained   service
     representatives help you whenever you have questions through our toll-free number, 1-800-253-2277.

o Consolidated Statements: in addition to receiving a confirmation statement of each transaction in your account, you receive, without extra charge, a convenient monthly consolidated statement. (Retirement Plan statements are mailed quarterly.) This statement contains the market value of all your holdings and a complete listing of your transactions for the statement period.

o Shareholder Handbook: the Shareholder Handbook was created to help answer many of the questions you may have about investing in the Program.

o IRA Shareholder Handbook: The IRA Shareholder Handbook was created to help answer many of the questions you may have about investing in the no-fee AARP IRA.

o A Glossary of Investment Terms: the Glossary defines commonly used financial and investment terms.

o Newsletter: every month, shareholders receive our newsletter, Financial Focus (retirement plan shareholders receive a special edition of Financial Focus on a quarterly basis) which is designed to help keep you up to date on economic and investment developments, and any new financial services and features of the Program.

         This Statement of Additional Information supplements the Prospectus, and provides more detailed information about the Trusts and the Funds.

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

AARP Money Fund

         (See "AARP High Quality Money Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         The AARP Funds offer a choice of a taxable and a tax free money fund for small savers, big savers and people looking for a way to invest. People who earn a relatively low interest rate in an insured bank savings account, who have to make withdrawals or deposits in person or whose money isn't easily accessible may find that the AARP Money Funds can help.

         AARP High Quality Money Fund. The AARP High Quality Money Fund is a separate series of AARP Cash Investment Funds and is the only Fund currently offered by that Trust. Additional series of the Trust may be offered in the future. From investments in high quality securities, the Fund is designed to provide current income. The Fund also seeks to maintain stability and safety of principal while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved. The Fund invests in securities with remaining maturities of 397 calendar days or less, except in the case of U.S. Government securities which may have maturities of up to 762 calendar days. The average dollar-weighted maturity of its investments is 90 days or less. The investment policies and restrictions of the Fund are described as follows:

         To provide safety and liquidity, the investments of the AARP High Quality Money Fund are limited to those that at the time of purchase are rated, or judged by the Fund Manager to be the equivalent of those rated, within the two highest credit ratings ("high quality instruments") by one or more rating agencies such as: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch Investors Service ("Fitch"). In addition, the Fund Manager seeks through its own credit analysis to limit investments to high-quality instruments presenting minimal credit risks. If a security ceases to be rated or is downgraded below the second highest quality rating indicated above, the Fund will promptly dispose of the security, unless the Trustees determine that continuing  to  hold  such  security  is in the  best  interests  of  the  Fund.
Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies. Amendments have been proposed to the federal rules regulating quality, maturity and diversification requirements of money market funds, like the Fund. If the amendments are adopted the Fund intends to comply with such new requirements.

         Securities eligible for investment by the Fund include "first tier securities" and "second tier securities." "First tier securities" are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security). Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of the Fund's investments, as a matter of non-fundamental policy the Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

         The Fund purchases high quality short-term securities consisting of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank);

obligations of domestic banks and their foreign branches, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions; instruments whose credit has been enhanced by: banks (letters of credit), insurance companies (surety bonds), or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; municipal securities including notes, bonds and participation interests, either taxable or tax-free, as described in more detail for the AARP High Quality Tax Free Money Fund; securities with put features; and repurchase agreements. The Fund may hold cash, which does not earn interest, to facilitate stabilizing its net asset value per share and for liquidity purposes.

         Commercial paper at the time of purchase will be rated, or judged by the Fund Manager under the supervision of the Trustees, to be the equivalent of securities rated, A-1 or higher by S&P, Prime-1 or higher by Moody's or F-1 or higher by Fitch. Investments in other corporate obligations, such as bonds or notes, will be limited to securities rated, or judged by the Fund Manager to be the equivalent of securities rated, AA or higher by S&P or Fitch or Aa or higher by Moody's. Obligations which are the subject of repurchase agreements will be limited to those of the type described above. Shares of this Fund are not insured or guaranteed by the U.S. Government.

         The Fund may invest in certificates of deposit and bankers' acceptances of large domestic banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) and their foreign branches and of smaller banks as described below. These as well as all other investments of the Fund must be U.S. dollar denominated. The Fund will not invest in certificates of deposit or bankers' acceptances of foreign banks without additional consideration by and the approval of the Trustees of the Trust. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

         Investment in certificates of deposit and bankers' acceptances issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks. Such investment risks include the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

         The Fund may also invest in certificates of deposit issued by banks which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's net assets (taken at current value) are invested in certificates of deposit and bankers' acceptances of banks having total assets not in excess of $1 billion.

         The Fund may enter into repurchase agreements with member banks of the Federal Reserve System whose creditworthiness has been determined by the Fund Manager to be equal to that of issuers of commercial paper rated within the two highest grades. See "Repurchase Agreements" under "Special Investment Policies of the AARP Funds."

AARP Income Funds

         (See "AARP GNMA and U.S. Treasury Fund," "AARP High Quality Bond Fund," "AARP Bond Fund for Income," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.) Each of the Funds seeks to earn a high level of income consistent with its investment policies.

         AARP GNMA and U.S. Treasury Fund. AARP GNMA and U.S. Treasury Fund is designed for investors who are seeking high current income from high quality securities and who wish to receive a degree of protection from bond market price risk. The Fund's investment objective is to produce a high level of current income and to keep the price of its shares more stable than that of a long-term bond. The Fund pursues this objective by investing principally in U.S. Government-guaranteed GNMA securities and U.S. Treasury obligations. The Fund has been designed with the conservative, safety-conscious investor in mind. Of the three funds in the AARP Income Trust, the AARP GNMA and U.S. Treasury Fund is the more conservative choice. Although past performance is no guarantee of future performance, historically, this Fund offers higher yields than such short-term investments as insured savings accounts, insured six month certificates of deposit and fixed-price money market funds.

         The Fund invests in U.S. Treasury bills, notes and bonds; other securities issued or backed by the full faith and credit of the U.S. Government, including, but not limited to, Government National Mortgage Association ("GNMA") mortgage-backed securities, Merchant Marine Bonds guaranteed by the Maritime Administration and obligations of the Export-Import Bank; financial futures contracts with respect to such securities; options on either such securities or such financial futures contracts; and bank repurchase agreements. At least 65% of the Fund's net assets will be directly invested in U.S. Treasury obligations, including GNMA's. The Fund will make long-term investments but will also attempt to dampen its price variability in comparison to that of a long-term bond by including short-term U.S. Treasury securities in its portfolio. The Fund may also utilize hedging techniques involving limited use of financial futures contracts and the purchase and writing (selling) of put and call options on such contracts. Under certain market conditions, these strategies may reduce current income. At any time the Fund may have a substantial portion of its assets in securities of a particular type or maturity. The Fund may also write covered call options on portfolio securities and purchase "when-issued" securities.

         GNMA Mortgage-Backed Securities ("GNMAs"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration
(FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a Government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government. This is not, however, a guarantee related to the Fund's yield or the value of your investment principal.

         As mortgage-backed securities, GNMAs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called "pass-through" securities because both interest and principal payments including prepayments are passed through to the holder of the security (in this case, the Fund).

         The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Fund Manager, in determining the attractiveness of GNMAs relative to alternative fixed-income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower
investment  return  than  anticipated.   When  interest  rates  rise,   mortgage
prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

         Some investors may view the Fund as an alternative to a bank certificate of deposit (CD). While an investment in the Fund is not federally insured, and there is no guarantee of price stability, an investment in the Fund--unlike a CD--is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties, and may provide a higher yield.

         AARP High Quality Bond Fund. Consistent with investments primarily in high quality securities, the Fund seeks to provide a high level of income and to keep the value of its shares more stable than that of a long-term bond. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term bonds or many long-term bond funds, although its yield may be lower. Due to the greater market price risk of its securities, the Fund may have a more variable share price than the AARP GNMA and U.S. Treasury Fund. It is also possible that the Fund may provide a higher level of income than the AARP GNMA and U.S. Treasury Fund.

         Under normal circumstances the Fund will invest substantially all, and no less than 65%, of its assets invested in U.S. government, corporate and other fixed-income securities. It may also purchase any investments eligible for the

AARP GNMA and U.S. Treasury Fund as well as obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of Federal Home Loan Bank, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. In addition, it may purchase obligations of international agencies such as the International Bank for Reconstruction and Development, the Inter-American Development Bank and the Asian Development Bank. Other eligible investments include U.S. dollar-denominated foreign debt securities (such as U.S. dollar denominated debt securities issued by the Dominion of Canada and its provinces), foreign government bonds denominated in foreign currencies, trust preferred securities, mortgage-backed and other asset-backed securities, and money market instruments such as commercial paper, bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund invests in a broad range of short-, intermediate-, and long-term securities. Proportions among maturities and types of securities may vary depending upon the prospects for income related to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, and other factors.


         Except for limitations in the Fund's investment restrictions, there is no limit as to the proportions of the Fund which may be invested in any of the eligible investments. However, it is a policy of the Fund that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry. (See "Investment Restrictions," herein.)

         Portfolio Quality. The policies of AARP High Quality Bond Fund are designed to provide a portfolio that combines primarily high quality securities with investments that attempt to reduce its market price risk. In fact, according to information provided by Morningstar, Inc., the Fund has one of the highest quality standards of any general bond Fund currently available. No purchase will be made if, as a result thereof, less than 65% of the Fund's net assets would be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest grades assigned by any of the nationally-recognized rating services including Moody's or S&P, or (c) if not rated, are judged at the time of purchase by the Fund Manager, subject to the Trustees' review, to be of a quality comparable to those in the two highest ratings described in (b) above. All of the debt obligations in which the Fund invests will, at the time of purchase, be rated investment-grade or higher by Moody's (Aaa, Aa, A, and Baa) or S&P (AAA, AA, A, and BBB) or, if not rated, will be judged to be of comparable quality by the Fund Manager. At least 65% of the Fund's assets must be in securities rated in the two highest rating categories by Moody's or S&P. The Fund may invest up to 20% of its assets in bonds rated Baa by Moody's or rated BBB by S&P. Securities rated Baa by Moody's or BBB by S&P are neither highly protected nor poorly secured. These securities normally pay higher yields and are regarded as having adequate capacity to repay principal and pay interest but involve potentially greater price variability than higher-quality securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. The Fund does not purchase securities rated below investment-grade, commonly known as "junk" bonds. (See "ADDITIONAL INFORMATION--Ratings of Corporate Bonds.")

         Variations of Maturity. In an attempt to capitalize on the differences in total return from securities of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Fund Manager's expectations of changes therein.

         Foreign Securities. The AARP High Quality Bond Fund may invest, without limit, in U.S. dollar-denominated foreign debt securities (including U.S. dollar-denominated debt securities issued by the Dominion of Canada and its provinces and other debt securities which meet the Fund's criteria applicable to its domestic investments), and in certificates of deposit issued by foreign branches of United States banks, to any extent deemed appropriate by the Fund Manager. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar, but no more than 5% of the Fund's total assets will be represented by a given foreign currency.

         AARP Bond Fund for Income. The Fund seeks to provide a high level of current income consistent with investments primarily in investment-grade debt securities, and to keep the price of its shares more stable than that of a long-term bond.

         In pursuit of its investment objectives, under normal market conditions, the Fund invests at least 65% of its assets in investment-grade debt securities. Investment-grade securities are rated Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by S&P, or, if unrated, are of equivalent quality as determined by the Fund Manager. The Fund may invest up to 35% of its assets in securities rated Ba or B by Moody's or BB or B by S&P, but no more than 10% of the Fund's assets may be invested in securities rated B by Moody's or S&P. These two grades of securities are considered to be below investment grade. Below investment-grade securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal. They generally involve a greater risk of default and have more price volatility than securities in higher rating categories.


         The Fund may invest in U.S. Treasury and Agency securities, corporate bonds and notes, trust preferred securities, mortgage-backed and other asset-backed securities, dollar-denominated debt of international agencies or investment-grade foreign institutions, and money market instruments such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar, but no more than 5% of the fund's total assets will be represented by a given foreign currency. The Fund may also purchase "when-issued" securities and invest in repurchase agreements.


         For temporary defensive purposes, the Fund may invest without limit in money market and short-term instruments or invest all or a substantial portion of its assets in high quality domestic debt securities when the Fund Manager deems such a position advisable in light of economic or market conditions.

         Risks. The Fund can invest a limited portion of assets in below investment-grade securities, sometimes referred to as "junk" bonds. Investing in high yielding, lower-quality bonds involves various types of risks including the risk that issuers of bonds held in the portfolio will not make timely payment of either interest or principal or may default entirely. This risk of default can increase with changes in the financial condition of a company or with changes in the U.S. economy, such as a recession. Compared to investing in higher quality issues, high yield bond investors may be rewarded for the additional risk of high yield bonds through higher interest payments and the opportunity for greater capital appreciation.

AARP Tax Free Income Funds

         (See "AARP High Quality Tax Free Money Fund," "AARP Insured Tax Free General Bond Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         AARP High Quality Tax Free Money Fund. The AARP High Quality Tax Free Money Fund is a separate series of AARP Tax Free Income Trust. From investments in high quality municipal securities, the Fund is designed to provide current income free from federal income taxes. The Fund also seeks to maintain stability and safety of principal, while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved. Such securities may mature no more than 397 calendar days or less from the date the purchase is expected to be settled by the Fund, with a weighted average maturity of 90 days or less.

         The Fund will invest in municipal securities which are rated at the time of purchase within the two highest quality ratings of rating agencies such as: Fitch -- AAA and AA, F1 and F2, or Moody's -- Aaa and Aa, or within Moody's short-term municipal obligations top ratings of MIG 1 and MIG 2 and P1, or S&P -- AAA/AA and SP1+/SP1, A1+ and A1 -- all in such proportions as management will determine. Securities must be so rated by at least two agencies or by at least one, if only one has rated the security. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if other equal or junior municipal securities of the same issuer are rated and their ratings are within the foregoing ratings of Fitch, Moody's or S&P. The Fund may also invest in municipal securities which are unrated if, in the opinion of the Fund Manager, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest. For a description of ratings, please see "Additional Information." Shares of this Fund are not insured or guaranteed by the U.S. Government.

         Subsequent to its purchase by the AARP High Quality Tax Free Money Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. The Fund will dispose of any such security unless the Board of Trustees of the Fund determines that such disposal would not be in the best interests of the Fund.

         As a fundamental policy, under normal circumstances, at least 80% of the net assets of AARP High Quality Tax Free Money Fund will be invested in tax-exempt securities. Although the Fund normally intends to ensure that all income to shareholders will be exempt from federal income tax, there can be no assurance that this goal will be achieved or that income to shareholders which is federally tax exempt will be exempt from state and local taxes.

         From time to time on a temporary basis or for defensive purposes, the Fund may, subject to its investment restrictions, hold cash and invest in taxable investments consisting of: (1) other obligations issued by or on behalf of municipal or corporate issuers; (2) U.S. Treasury notes, bills and bonds; (3) obligations of agencies and instrumentalities of the U.S. Government; (4) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances; and (5) repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the security at an agreed time and price) with respect to any of the obligations which the Fund is permitted to purchase. The Fund will not invest in instruments issued by banks or savings and loan associations unless at the time of investment such issuers have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Commercial paper investments will be limited to commercial paper rated A1+ and A1 by S&P, Prime-1 by Moody's or F-1 by Fitch. The Fund may hold cash or invest temporarily in taxable investments due, for example, to market conditions or pending investment of proceeds of subscriptions for shares of the Fund or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, the Fund expects to invest such proceeds in municipal securities as soon as practicable. Interest income from temporary investments may be taxable to shareholders as ordinary income.

         Maintenance of Constant Net Asset Value Per Share. The Trustees of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund have determined that it is in the best interests of the Funds and their shareholders to maintain the net asset value of the Funds' shares at a constant $1.00 per share. In order to facilitate the maintenance of a constant $1.00 net asset value per share, the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund operate in accordance with a rule of the Securities and Exchange Commission (the "SEC"). In accordance with that rule, the assets of the Funds consist entirely of cash, cash items, and high quality U.S. dollar-denominated investments which have minimal credit risks and which have a remaining maturity date of not more than 397 days from date of purchase (except that the AARP High Quality Money Fund may invest in U.S. Government securities having maturities of up to 762 days). The average dollar-weighted maturity of each Fund is varied according to money market conditions, but may not exceed 90 days. The maturity of a portfolio security shall be the period remaining until the date stated in the security for payment of principal or such earlier date as it is called for redemption, except that a shorter period shall be used for Variable and Floating Rate Instruments in accordance with and subject to the conditions contained in the Rule.

         The Trustees have established procedures reasonably designed to stabilize the price per share of the Funds at $1.00, as computed for the purposes of sales, repurchases and redemptions, taking into account current market conditions and each Fund's investment objectives. Such procedures, which the Trustees review annually, include specific requirements designed to assure that issuers of the Funds' securities continue to meet high standards of creditworthiness. The procedures also establish certain requirements concerning the quality and maturity of the Fund's investments. Finally, the procedures require the determination, at such intervals as the Trustees deem appropriate and reasonable, of the extent, if any, to which a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share. Market quotations and market equivalents used in making such determinations may be obtained from an independent pricing service approved by the Trustees. Such determinations will be reviewed periodically by the Trustees.

         If at any time it is determined that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of a Fund, certain corrective actions may be taken, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce the number of outstanding shares of a Fund on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. The Funds may hold cash for the purpose of stabilizing their net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the shares of the Funds.

         The net income of the Funds is declared as dividends to shareholders daily and distributed monthly in shares of the Funds unless payment is requested in cash.

         AARP Insured Tax Free General Bond Fund. The AARP Insured Tax Free General Bond Fund is a separate series of AARP Tax Free Income Trust. From a portfolio consisting primarily of municipal securities covered by insurance, the Fund seeks to provide high income free from federal income taxes and to keep the value of its shares more stable than that of a long-term municipal bond. The Fund seeks to provide investors with the higher tax-free income that is often available from municipal securities by investing, under normal circumstances, in a high grade portfolio of bonds consisting primarily of municipal securities, with no restrictions as to maturity. Securities comprising at least 65% of the total assets held by the Fund are fully insured as to face value and interest by private insurers. While longer-term securities such as those in which the Fund may invest have in recent years had higher yields, they also experience greater price fluctuation than shorter-term securities. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term municipal bonds or many long-term municipal bond funds, although its yield may be lower. Because the Fund may trade its securities, it is also free to attempt to take advantage of opportunities in the market to achieve higher current income. This opportunity is not available to unit investment trusts, which hold fixed portfolios of municipal securities.

         Under normal circumstances, at least 80% of the Fund's net assets are invested in tax-exempt securities. For this purpose, private activity bonds, the interest on which is treated as a preference item for purposes of calculating alternative minimum tax liability, will not be treated as tax exempt securities. The Fund does not intend to purchase any such private activity bonds. (See "TAXES" herein.)

         There can be no assurance that the objectives of the Fund will be achieved or that all income to shareholders which is exempt from federal income taxes will be exempt from state or local taxes. Shareholders may also be subject to tax on long-term and short-term capital gains (see "TAXES" herein).

         In addition, the market prices of municipal securities, like those of taxable debt securities, go up and down when interest rates change. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than their purchase price for shares they redeem. In addition to investments in municipal obligations, as described below, the Fund may invest in short-term taxable U.S. Government securities and repurchase agreements backed by U.S. Government securities. The Fund also may invest in demand notes and tax-exempt commercial paper, financial futures contracts, and may invest in and write (sell) options related to such futures contracts. These investments are not insured or guaranteed or backed by the U.S. Government. Except for futures and options, which are not rated, the AARP Insured Tax Free General Bond Fund will only purchase securities rated within the top three ratings by Moody's and S&P, or the equivalent as determined by the Fund Manager, or repurchase agreements on such securities. To qualify as "within the top three ratings," a security must have such a rating due to the credit of the issuer or due to specific insurance on the security, whether acquired at issuance or by the Fund at the time of purchase. A security would not so qualify if its rating was solely the result of coverage under the Fund's portfolio insurance.

         Securities in which the Fund may invest may include: (a) a security that carries at the time of issuance, whether because of the credit of the issuer or because it is insured at issuance by an insurance company, a rating within the top three ratings; and (b) a security not rated within the top three ratings at the time of issuance but insured to maturity by the Fund at the time of purchase if, upon issuance of such insurance, the Fund Manager is able to determine that the security is now the equivalent of a security rated within the top three ratings by a nationally recognized rating agent.

         When, in the opinion of the Fund Manager, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable municipal obligations make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term investments such as U.S. Treasury notes, bills and bonds and repurchase agreements collateralized by U.S. Government securities, the interest income from which may be subject to federal income tax. Notwithstanding the foregoing, the Fund may invest more than 20% of its net assets in such taxable U.S. Treasury securities and repurchase agreements for temporary defensive purposes.

         Insurance. Insurance on at least 65% of the AARP Insured Tax Free General Bond Fund's total assets will be obtained from nationally recognized private insurers, including the following: Financial Guaranty Insurance Company ("FGIC") is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company.

         The Fund currently has portfolio insurance provided by FGIC pursuant to which it may insure securities mutually agreed to between the Fund and FGIC so long as the security remains in the Fund's portfolio. Pursuant to an irrevocable commitment, FGIC also provides the Fund with the option to obtain insurance for any security covered by the FGIC portfolio insurance, which insurance can continue if the security were to be sold by the Fund. The Fund may procure portfolio insurance from other insurers.

         At least 65% of the Fund's assets are fully insured by private insurers as to payment of face value and interest to the Fund, when due. If uninsured securities or securities not directly or indirectly backed or guaranteed by the U.S. Government are purchased and expected to be held for 60 days or more, insurance will be obtained within 30 days to ensure that 65% of the Fund's assets are insured by the issuer or arranged for by the Fund. If at least 65% of its assets are not insured securities, the Fund will obtain insurance for a portion of its U.S. Government guaranteed or backed securities so that the 65% standard is achieved.

         The Fund requires that insurance with respect to its securities provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer, the insurer will, within 30 days of notice of such default, provide to its agent or Trustee funds needed to make any such payments. Such agent or Trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security. Insurance on the Fund's securities will in some cases continue in the event the securities are sold by the Fund, while in other cases it may not.

         To the extent the Fund's insured municipal securities do not equal 65% of its total assets, the Fund will obtain insurance on such amount of its U.S. Government guaranteed or backed securities as is necessary to have 65% of the Fund's total assets insured at all times. This type of insurance will terminate when the security is sold and will involve an added cost to the Fund while not increasing the quality rating of the security.

         Insurance on individual securities, whether obtained by the issuer or the Fund, is non-cancelable and runs for the life of the security. Securities covered under the Fund's portfolio insurance are insured only so long as they are held by the Fund, though the Fund has the option to procure individual secondary market insurance which would continue to cover any such security after its sale by the Fund. Such guaranteed renewable insurance continues so long as premiums are paid by the Fund and, in the judgment of the Fund Manager, coverage should be continued. Non-payment of premiums on the portfolio insurance will, under certain circumstances result in the cancellation of such insurance and will also permit FGIC to take action against the Fund to recover premiums due it. In the case of securities which are individually insured, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer. In the case of a security covered by the Fund's portfolio insurance, the market value of such a security in the event of such default might be less unless the Fund elected to purchase secondary market insurance for it. It is the intention of the Fund Manager either to procure individual secondary market insurance for, or retain in the Fund's portfolio, securities which are insured by the Fund under portfolio insurance and which are in default or significant risk of default in the payment of principal or interest. Any such securities retained by the Fund would be held until the default has been cured or the principal and interest have been paid by the issuer or the insurer.

         Premiums for individual insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by from 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Fund's portfolio insurance on the Fund's net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower-yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Fund may purchase lower rated securities which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities which are not insured.

         Insurers have certain eligibility standards as to municipal securities they will insure. Such standards may be more or less strict than standards which would be applied for purchase of a security for the Fund. To the extent the insurers apply stricter standards, the Fund will be restricted by such standards in the purchase and retention of municipal securities.

         The Internal Revenue Service has issued revenue rulings indicating that
(a) the fact that municipal obligations are insured will not affect their tax-exempt status and (b) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Internal
Revenue Code. While operation of the Fund and the terms of the insurance policies on the Fund's securities may differ somewhat from those addressed by the revenue rulings, the Fund does not anticipate that any differences will be material or change the result with respect to the Fund.

         Insurers of the Fund's municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Fund Manager reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond or portfolio insurance.

         Management Strategies. In pursuit of its investment objectives the Fund purchases securities that it believes are attractive and competitive values in terms of quality, and relationship of current price to market value. However, recognizing the dynamics of municipal bond prices in response to changes in general economic conditions, fiscal and monetary policies, interest levels and market forces such as supply and demand for various bond issues, the Fund Manager manages the Fund continuously, attempting to achieve a high level of tax-free income. The primary strategies employed in the management of the Fund are:

         Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal securities of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Fund Manager's expectations of changes therein.

         Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal securities of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These temporary disparities in normal yield relationships may afford opportunities to invest in more attractive market sectors or specific issues by trading securities currently held by the Fund.

         Market Trading Opportunities. In addition to the above, the Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than 3 months) if the Fund believes that such transactions, net of costs, would further the attainment of that Fund's objectives. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to Fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Funds will be able to take advantage of them. The Fund will limit its voluntary short-term trading to the extent necessary to qualify as a "regulated investment company" under the Internal Revenue Code.

         Special Considerations: Income Level and Credit Risk. To the extent that AARP Insured Tax Free General Bond Fund holds insured municipal obligations, the income earned on its shares will tend to be less than for an uninsured portfolio of the same securities. The fund will amortize as income, over the life of the respective security issues, any original issue discount on debt obligations (even where these are acquired in the after-market), and market discount on short-term U.S. Government securities. The Fund will elect to amortize the premium paid on acquisition of any premium coupon obligations. Since such discounts and premiums will be recognized in the Fund's accounts over the life of the respective security issues and included in the regular monthly income distributions to shareholders, they will not give rise to taxable capital gains or losses. However, a capital gain may be realized upon the sale or maturity and payment of certain obligations purchased at a market discount.

AARP Growth Funds

         (See "AARP Balanced Stock and Bond Fund," "AARP Growth and Income Fund," "AARP U.S. Stock Index Fund," "AARP Global Growth Fund," "AARP Capital Growth Fund," "AARP International Stock Fund," "AARP Small Company Stock Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         AARP Balanced Stock and Bond Fund. The AARP Balanced Stock and Bond Fund's investment objective is to seek to provide long-term growth of capital and income while attempting to keep the value of its shares more stable than other balanced mutual funds. The Fund pursues these objectives by investing in a combination of stocks, bonds, and cash reserves.

         The Fund is intended to provide--through a single investment--access to a wide variety of income-oriented stocks and investment-grade bond investments. Common stocks and other equity investments provide long-term growth potential to help offset the effect of inflation on an investor's purchasing power. Bonds and other fixed-income investments provide current income and may, over time, help reduce fluctuations in the Fund's share price.

         In seeking a balance of growth and income, as well as long-term preservation of capital, the Fund invests in a diversified portfolio of equity and fixed-income securities. At least 30% of the Fund's assets will be in fixed-income securities, with the remainder of its net assets in common stocks and securities convertible into common stocks. For temporary defensive purposes, the Fund may invest without limit in cash and in other money market and short-term instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

         The Fund will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves. In reallocating investments, the Fund Manager weighs the relative values of different asset classes and expectations for future returns. In doing so, the Fund Manager analyzes, on a global basis, the level and direction of interest rates, capital flows, inflation expectations, anticipated growth of corporate profits, monetary and fiscal policies around the world, and other related factors.

         The Fund does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed-income investments are expected to occur in generally small increments within the guidelines adopted in the prospectus and this Statement of Additional Information. The Fund is designed as a conservative long-term investment.

         While the Fund emphasizes U.S. equity and debt securities, it may invest without limit in foreign securities, including depositary receipts. The Fund's foreign holdings will meet the criteria applicable to its domestic investments. Foreign securities are intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns.

         In addition, the Fund may invest in securities on a when-issued or forward delivery basis and may write (sell) covered call options on the equity securities it holds to enhance investment return and may purchase and sell options on stock indices for hedging purposes. Subject to applicable regulatory guidelines and solely to protect against adverse effects of changes in interest rates, the Fund may make limited use of financial futures contracts.

         Equity investments. The Fund can invest up to 70% of its net assets in equity securities. The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks, of companies that, in the Fund Manager's judgment, will offer the opportunity for capital growth and growth of earnings while providing dividends. The Fund pursues these objectives by investing primarily in common stocks and securities convertible into common stocks. Over time, a stock which produces continued earnings growth tends to produce higher dividends and stock values.

         The Fund invests in a variety of industries and  companies.  Changes in
the  Fund's   portfolio   securities   are  made  on  the  basis  of  investment
considerations and not for trading purposes.

         Fixed-income investments. To enhance income and stability, the Fund will have at least 30% of its net assets invested in fixed-income securities. The Fund can invest in a broad range of corporate bonds and notes, convertible bonds, and preferred and convertible preferred securities. It may also purchase U.S. Government securities and obligations of federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Fund may also invest in obligations of international agencies, foreign debt securities (both U.S. and non-U.S. dollar denominated), trust preferred securities, mortgage-backed and other asset-backed securities, municipal obligations, zero coupon securities, and restricted securities issued in private placements.


         For liquidity and defensive purposes, the Fund may invest in money market securities such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may also enter into repurchase agreements with respect to U.S. Government securities.

         All of the Fund's debt securities will be investment grade, that is, rated Baa or above by Moody's or BBB by S&P. Moreover, at least 75% of these securities will be high grade, that is, rated within the three highest quality ratings of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or, if unrated, judged to be of equivalent quality as determined by the Fund Manager at the time of purchase. Securities must also meet credit standards applied by the Fund Manager. Moreover, the Fund does not purchase debt securities rated below Baa by Moody's or BBB by S&P. Should the rating of a portfolio security be downgraded the Fund Manager will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         AARP Growth and Income Fund. From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth and income, and to keep the value of its shares more stable than other growth and income mutual funds.

         The Fund invests primarily in common stocks and securities convertible into common stocks. It also may invest in rights to purchase common stocks of companies offering the prospect for capital growth and growth of earnings while paying current dividends. The Fund may also invest in preferred stocks consistent with the Fund's objective. Over time, continued growth of earnings tends to produce higher dividends and to enhance capital value. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. For temporary defensive purposes, the Fund may also purchase high-quality money market securities (such as U.S. Treasury bills, commercial paper, certificates of deposit and bankers' acceptances) and repurchase agreements when the Fund Manager deems such a position advisable in light of economic or market conditions.

         AARP U.S. Stock Index Fund. Taking an indexing approach to investing in common stocks, the Fund seeks to provide long-term capital growth and income, and to keep the value of its shares more stable than a S&P 500 Index fund. The Fund seeks these dual objectives by emphasizing higher dividend stocks while maintaining investment characteristics otherwise similar to the S&P 500 Index.


         The Fund attempts to remain fully invested in common stocks of S&P 500 companies. Under normal circumstances, the Fund will invest at least 95% of its assets in common stocks, futures contracts and options, primarily on the S&P 500 Index. The Fund, using a proprietary computer model, selects common stocks of S&P 500 companies that are expected to, on average, pay higher dividends than S&P 500 companies in the aggregate. In managing the Fund this way, the Fund Manager expects performance will be somewhat less volatile than that of the S&P 500 over time, and the total return will generally track the S&P 500 within 1% on an annualized basis. A tracking error of 0% would indicate perfect correlation to the Index. After the Fund's start-up phase, the portfolio will typically consist of the common stocks of between 400 to 470 of the S&P 500 companies. The Fund expects to come close to the capitalization weights of the S&P 500. Nonetheless, to enhance the yield and liquidity characteristics of the Fund and reduce transaction costs, the Fund will not exactly replicate the portfolio weights of the S&P 500 and will not hold all 500 stocks within that Index. The investment approach is "passive" in that after the dividend screening described above, there is no additional financial analysis regarding the securities held in the Fund. Under normal circumstances, the Fund may invest up to 5% of its assets in certain short-term fixed income securities including high quality money market securities such as U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks and bankers' acceptances, although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. The Fund will not invest in cash reserves, futures contracts or options as part of a temporary defensive strategy, such as lowering the Fund's investment in common stocks to protect against potential stock market declines. Thus the Fund will not take specific steps to minimize losses that reflect a decline in the S&P 500. In the event that the Fund does not track within an annualized 1% total return of the S&P 500 for an extended period, the Fund Manager will consider alternative approaches.


         The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

         AARP Global Growth Fund. From investments primarily in equity securities of corporations worldwide, the Fund seeks to offer long-term capital growth in a globally diversified portfolio, and to keep the value of its shares more stable than other global equity funds. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It may also invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

         The management of the Fund believes that there is substantial opportunity for long-term capital growth from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. Global investing takes advantage of the investment opportunities created by the growing integration of economies around the world. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products, and raise capital. As a result, international trends such as movements in currency and trading relationships are becoming more important to many industries than purely domestic influences. To understand a company's business, it is frequently more important to understand how it is linked to the world economy than whether or not it is, for example, a U.S., French or Swiss company. Just as a company takes a global perspective in deciding where to operate, so too may an investor benefit from looking globally in deciding which industries are growing, which producers are efficient and which companies' shares are undervalued. The Fund affords the investor access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

         The Fund invests in companies that the Fund Manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic relationships. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries. Typically, it is expected that the Fund will invest in a wide variety of regions and countries, including both foreign and U.S. issues. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include companies of varying size as measured by assets, sales, or capitalization.

         The Fund may invest in high-quality money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

         AARP Capital Growth Fund. From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth, and to keep the value of its shares more stable than other capital growth mutual funds. Through a broadly diversified portfolio consisting primarily of high quality, medium- to large-sized companies with strong competitive positions in their industries the Fund seeks to offer less share price volatility than many growth funds. It may also invest in rights to purchase common stocks, the growth prospects of which are greater than most stocks but which may also have above-average market risk. The Fund may also invest in preferred stocks consistent with the Fund's objective. The securities in which the Fund may invest are described under "AARP Capital Growth Fund" in the Prospectus.

         Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term growth of capital may be found in all sectors of the market for publicly-traded equity securities. Thus, the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares (see "Investment Restrictions", herein, for majority voting requirements), that the Fund will not concentrate its investments in any particular industry. However, the Fund reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry.

         The Fund may invest in high-quality money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

         AARP International Stock Fund. The Fund seeks to offer long-term capital growth from a diversified portfolio of foreign equity securities, and to keep the value of its shares more stable than other international equity funds.

         The Fund generally invests in equity securities of established dividend-paying companies listed on foreign exchanges within developed foreign markets. The Fund does not invest in emerging markets, but instead focuses its investments on the 21 developed foreign countries included in the Morgan Stanley Capital International World ex USA Index. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries.

         When the Fund Manager believes that it is appropriate, the Fund may invest up to 20% of its total assets in investment-grade foreign debt securities. Such debt securities include debt securities of foreign governments, supranational organizations and private issuers, including bonds denominated in the European Currency Unit (ECU). Debt investments will be selected on yield, credit quality, and the outlooks for currency and interest rates trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged by the Fund Manager to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P are neither highly protected nor poorly secured. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

         For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as Canadian or U.S. government obligations or currencies, corporate debt instruments, and securities of companies incorporated in and having their principal activities in Canada or the U.S. when the Fund Manager deems such a position advisable in light of economic or market conditions.

         The Fund may make limited use of financial futures contracts and related options and may also invest in foreign currency exchange contracts. The Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes.

         AARP Small Company Stock Fund. From investments primarily in the stocks of small U.S. companies, the Fund seeks to provide long-term capital growth, and to keep the value of its shares more stable than other small company stock funds.


         In pursuing its objective of long-term capital growth, the Fund normally remains substantially invested in the common stocks of small U.S. companies. Using a quantitative investment approach developed by the Fund
Manager, the Fund focuses on equity securities of companies with market capitalization below $1 billion that, as a group, have a dividend yield higher than the average of those in the Russell 2000 Index(R) and that the Fund Manager believes are undervalued relative to the stocks in Russell 2000 Index(R). The Russell 2000 Index(R) is a widely used measure of small stock performance. The Fund will sell securities of companies that have grown in market capitalization above this level as necessary to keep the Fund focused on small companies.

         The Fund takes a diversified approach to investing in small capitalization stocks which overall have dividend yields above the average yield of the Russell 2000 Index(R). After the Fund's start-up phase, it will not be unusual for it to hold stocks of more than one hundred small companies, representing a variety of U.S. industries.

         While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or nonconvertible), rights and warrants. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and may make use of financial futures contracts and related options. The Fund may purchase and sell options or futures on stock indices for hedging purposes as a temporary investment to accommodate cash flows.

         For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

AARP Managed Investment Portfolios

         AARP Diversified Income Portfolio. AARP Diversified Income Portfolio seeks to provide current income with modest long-term appreciation potential by investing primarily in underlying AARP bond mutual funds.

         AARP Diversified Growth Portfolio. The Portfolio seeks long-term growth of capital by investing primarily in underlying AARP stock mutual funds.

         Each Portfolio may invest in any of the AARP Mutual Funds, except for those designed to provide tax-free income.

         Under normal market conditions, each of the AARP Investment Portfolios will invest within the investment ranges as described below:


     o The Diversified Income Portfolio will normally invest 60-80% of total assets in AARP bond mutual funds; and 20-40% of total assets in AARP stock mutual funds; and 0-20% of total assets in cash or cash equivalents.

     o The Diversified Growth Portfolio will normally invest 60-80% of total assets in AARP stock mutual funds; and 20-40% of total assets in AARP bond mutual funds and/or cash equivalents; and 0-20% of total assets in cash or cash equivalents.


         If, as a result of appreciation or depreciation, the percentage of each Portfolio's assets invested in the above categories exceeds or is less than the applicable range, the Fund Manager will consider, in its discretion, whether to reallocate the assets of each Portfolio to comply with the stated ranges.

         Each Portfolio will purchase or sell shares of underlying AARP mutual funds to: (a) accommodate purchases and sales of each Portfolio's shares, (b) change the percentages of each Portfolio's assets invested in each of the underlying AARP mutual funds in response to changing market conditions, and (c) maintain or modify the allocation of each Portfolio's assets in accordance with the investment mix described above. To provide for redemptions or for temporary defensive purposes, each Portfolio may invest without limit in cash or cash equivalents, including repurchase agreements, commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks.

         For information about the investment objectives of each of the underlying AARP mutual funds, please refer to the description of each underlying AARP mutual fund contained in the sections preceding this section.

Special Investment Policies of the AARP Funds

         (See "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         U.S. Government Securities. U.S. Treasury securities, backed by the full faith and credit of the U.S. Government, include a variety of securities which differ in their interest rates, maturities and times of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

         U.S. Government agencies and instrumentalities which issue or guarantee securities include, for example, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Small Business Administration and the Federal Farm Credit Bank. Obligations of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the securities of the Federal Home Loan Bank, by the ability of the issuer to borrow from the Treasury; while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to the latter group of U.S. Government instrumentalities, as it is not obligated to do so.

         Interest rates on U.S. Government obligations which the AARP Funds may purchase may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments tend to reduce fluctuations in the market value of the securities.

         Municipal Obligations. Municipal obligations held by AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

         Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under "Fannie Mae" (the Federal National Mortgage Association) or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund.

Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a Trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

         Private activity bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by an industrial or other non-governmental user.

         Securities purchased for either Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for the AARP Funds' purposes to mature at the demand date.

         There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the AARP Funds. Thus, such an issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which have not been publicly offered initially. Obligations purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The AARP Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

         For the purpose of the AARP Funds' investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Fund Manager on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.


         Trust Preferred Securities. AARP High Quality Bond Fund and AARP Bond Fund for Income may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Funds of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

         If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Funds receive any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds, to sell their holdings.


         Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a Trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

         Each AARP Tax Free Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the AARP Funds' investment adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. Each Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or
(3) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. Neither Fund will purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Trustees that interest earned by that Fund on municipal obligations on which it holds participation interests is exempt from Federal income tax.

         A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

         Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Fund Manager to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Fund Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Fund Manager will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

         A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Fund Manager, the interest from such participations is exempt from regular federal income tax and state income tax for each state specific fund.

         Stand-by Commitments. Pursuant to an exemptive order from the SEC, each AARP Tax Free Fund may acquire "stand-by commitments," which will enable the Fund to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." Each Fund's investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

         Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) a Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Fund Manager's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

         Each Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by a Fund in either manner for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of its total assets calculated immediately after any stand-by commitment is acquired.

         It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Trustees will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

         There is no assurance that stand-by commitments will be available to a Fund nor does either Fund assume that such commitments would continue to be available under all market conditions.

         Third Party Puts. The AARP Tax Free Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of AARP High Quality Tax Free Money Fund) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or Trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

         These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments discussed above. As with any Stand-By Commitments acquired by the Funds, each Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Fund Manager intends to manage the Funds' portfolios in a manner designed to minimize any adverse impact from these investments.

         Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealers which are recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Fund Manager to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by any of the nationally-recognized rating services including Moody's and S&P, two of the most widely recognized rating services for the types of securities in which a Fund invests. A repurchase agreement, which provides a means for a Fund to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund at the time of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended, ("1940 Act") a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by each Fund's investment restriction applicable to loans. Each repurchase agreement entered into by a Fund requires that if the market value of the Obligation becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation, on a daily basis to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event that a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Fund bears the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Fund or as being collateral for a loan by the Fund. If a court were to characterize the transaction as a loan and the Fund had not perfected a security interest in the Obligation, the Fund could be required to return the Obligation to the bank's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in that transaction. The Fund Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

         Securities subject to a repurchase agreement are held in a segregated account, and the amount of such securities is adjusted so as to provide a market value at least equal to the repurchase price on a daily basis.

         Each of the AARP Income Funds has adopted a policy, which may be changed without the vote of the shareholders of those funds, not to invest more than 50% of its total assets in repurchase agreements. In addition, none of the AARP Funds may invest more than 10% of its net assets in repurchase agreements maturing in more than seven days. (See "Investment Restrictions", herein, regarding requirements for a majority vote.)

         Mortgage-Backed Securities and Mortgage Pass-Through Securities. The AARP High Quality Bond Fund, the AARP Bond Fund for Income, and the AARP Balanced Stock and Bond Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. The AARP GNMA and U.S. Treasury Fund invests in mortgage-backed securities guaranteed primarily by the Government National Mortgage Association. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The AARP High Quality Bond Fund, the AARP Bond Fund for Income, and the AARP
Balanced Stock and Bond Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

         When interest rates rise, mortgage prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO"s). The AARP High Quality Bond Fund, the AARP Bond Fund for Income, and the AARP Balanced Stock and Bond Fund may invest in CMOs which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the AARP High Quality Bond Fund's, the AARP Bond Fund for Income's, and the AARP Balanced Stock and Bond Fund's investment objectives and policies, the Funds may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         The Funds may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 (the "1933 Act") may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

         Zero Coupon Securities. The AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Funds understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the Investment Company Act of 1940; therefore, the Funds intend to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Funds are "diversified" under the 1940 Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES" herein).

         High Yield/High Risk Securities. AARP Bond Fund for Income may invest a limited amount of assets in debt securities which are rated below investment-grade (hereinafter referred to as "lower rated securities") or which are unrated, but deemed equivalent to those rated below investment-grade by the Fund Manager. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. The yields on high yield/high risk bonds will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower-rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund's NAV.

         In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Fund's Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

         Loans of Portfolio Securities. Each Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund's investment adviser considers all relevant factors and circumstances including the creditworthiness of the borrower. The AARP Funds have no current intention of lending their portfolio securities.

         Securities Purchased on a "Forward Delivery" or "When-Issued" Basis. Debt securities, including municipal obligations when originally issued, are frequently offered on a "forward delivery" or "when-issued" basis and may be purchased on this basis by the AARP Money, Income and Tax Free Funds, and the AARP Balanced Stock and Bond Fund. When so offered, the price, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of U.S. Government obligations. During the period between purchase and settlement, no payment is made on behalf of the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is the intention of each Fund to be fully invested to the extent practicable, subject to the policies stated above. While securities purchased on a forward delivery or when-issued basis may be sold prior to the settlement date, each of the above Funds intends to purchase such securities with the purpose of actually acquiring them for its portfolio unless a sale appears desirable for investment reasons. At the time the commitment to purchase a debt security on a forward delivery or when-issued basis is made, the transaction will be recorded and the value of the security will be reflected in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at settlement date. The Funds do not believe that their net asset value or income will be adversely affected by their purchase of debt securities on a when-issued or forward delivery basis. Each Fund will establish with its custodian a segregated account in which it will maintain cash, U.S. Government securities and other high-quality debt obligations equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

         Futures Contracts. The AARP Income Funds, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Stock Fund, the AARP U.S. Stock Index Fund and the AARP Small Company Stock Fund may each enter into financial futures contracts. Such contracts may be either based on indices of particular groups or varieties of securities ("Index Futures Contracts") or be for the purchase or sale of debt obligations ("Debt Futures Contracts"). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. Each Fund enters into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Fund. However, the costs of and possible losses from futures transactions reduce the Funds' yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

         For each Fund, the custodian places cash, U.S. government securities and other high grade debt obligations into a segregated account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the securities placed in the segregated account declines, additional cash or securities are required to be placed in the account on a daily basis so that the value of the account equals the amount of a Fund's commitments with respect to such contracts. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. government securities and other high grade debt obligations, and partly with offsetting positions.

         An Index Futures Contract is a contract to buy or sell units of a particular index of securities at a specified future date at a price agreed upon when the contract is made. Index Futures Contracts typically specify that no delivery of the actual securities making up the index takes place. Instead, upon termination of the contract, final settlement is made in cash based on the difference between the contract price and the actual price on the termination date of the units of the index.

         A Debt Futures Contract is a binding contractual commitment which, if held to maturity, requires a Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, a Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are not normally held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

         A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.

         By entering into futures contracts, a Fund seeks to establish more certainly than would otherwise be possible the effective rate of return on its portfolio securities. A Fund may, for example, take a "short" position in the futures markets by selling a Debt Futures Contract for the future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by the Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions a Fund may take a "long" position by purchasing futures contracts. This is done when the Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of the long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Debt Futures Contracts, however, currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of a Fund's securities, limiting the ability of the Fund to hedge effectively against interest rate risk.

         Presently the only available index futures contract in which the AARP Insured Tax Free General Bond Fund might invest is the Bond Buyer Municipal Bond Index. The Fund might sell a contract based on this index in anticipation of an increase in interest rates, to attempt to offset the decrease in market value of its portfolio securities which could result. Or the Fund might purchase such a contract in the anticipation of a significant decrease in interest rates to offset the increased cost of securities it hopes to purchase in the future. No index futures contracts have yet been developed which are suitable for investment by the Funds in the AARP Income Trust.

         The investment restriction concerning futures contracts does not specify the types of index-based futures contracts into which the Funds may enter because it is impossible to foresee what particular indices may be developed and traded or may prove useful to the Funds in implementing their overall risk management strategies. For example, price trends for a particular index-based futures contract may show a significant correlation with price trends in the securities held by the Funds, or either of them, even though the securities comprising the index are not necessarily identical to those held by such Fund or Funds. In any event, the Funds would not enter into a particular index-based futures contract unless the Fund Manager determined that such a correlation existed.

         Index Futures Contracts and Debt Futures Contracts currently are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

         Options on Futures Contracts. To attempt to gain additional protection against the effects of interest rate fluctuations, each of the AARP Income Funds, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Stock Fund, the AARP U.S. Stock Index Fund and the AARP Small Company Stock Fund may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

         A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

         The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

         A Fund may write (sell) a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

         The writing (selling) of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

         Limitations on Futures Contracts and Options on Futures Contracts. A Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund's risks. The Trustees have adopted policies (which are not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options, entered into on behalf of the Fund will not exceed 5% of the fair market value of the Fund's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

         Each Fund has received from the CFTC an interpretative letter confirming its opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act. To ensure that its futures transactions meet this definition, each Fund will enter into them for the purposes and with the hedging intent specified in CFTC regulations. It will further determine that the price fluctuations in the futures contracts used for hedging are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase, though there can be no assurance this result will be achieved. The Funds' futures transactions will be entered into for traditional hedging purposes-- that is, futures contracts will be sold (or related put options purchased) to protect against a decline in the price of securities that a Fund owns, or futures contracts (or related call options) will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that approximately 75% of its long futures positions (purchases of futures contracts or call options on futures contracts) will be "completed"; that is, upon sale (or other termination) of these long contracts, the Fund will have purchased, or will be in the process of, purchasing, equivalent amounts of related securities in the cash market. However, under unusual market conditions, a long futures position may be terminated without the corresponding purchase of securities.

         Covered Call Options. Each of the AARP Growth Funds and each of the AARP Income Funds may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. The writing of covered call options by each Fund is subject to limitations imposed by certain state securities authorities. The Funds have been advised that, under the most restrictive of such limitations currently in effect, no more than 25% of a Fund's net assets may be subject to covered options. Further, such states advise that, unless an exception is granted with respect to certain transactions in debt securities and related options, such options and the securities underlying the call must both be listed on national securities exchanges.

         When a Fund writes (sells) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the "premium") less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Fund sells an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.

         Purchasing Options on Stock Indices. To protect the value of their portfolios against declining stock prices, each of the AARP Growth Funds may purchase put options on stock indices. To protect against an increase in the value of securities that it wants to purchase, a Fund may purchase call options on stock indices. A stock index (such as the Standard & Poor's 500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

         Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of both put and call options on stock indices will be subject to the Fund Manager's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Fund Manager's prediction proves to be inaccurate, a Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

         In addition, a Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the index.

         Over-the-counter options ("OTC options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Risks of Futures and Options Investments. A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate Funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

         The  AARP  Growth   Funds  may  engage  in   over-the-counter   options
transactions with broker-dealers who make markets in these options. The Fund Manager will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The Fund Manager will monitor the creditworthiness of dealers with whom the Funds enter into such options transactions under the general supervision of the Funds' Trustees.


         Convertible Securities. Each Fund in the AARP Growth Trust, AARP High Quality Bond Fund and AARP Bond Fund for Income may invest in convertible securities. Convertible securities include convertible bonds, notes and debentures, convertible preferred stocks, and other securities that give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities entail less credit risk than the issuer's common stock because they are considered to be "senior" to common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. They may also reflect changes in value of the underlying common stock.


         Foreign Securities. All the Funds in the AARP Growth Trust may invest without limit in foreign securities. The AARP High Quality Bond Fund may invest without limit in U.S. dollar denominated foreign securities and may invest up to 20% of its assets in foreign bonds denominated in foreign currencies although no more than 5% of the Fund's total assets will be represented by a given foreign currency. The AARP Bond Fund for Income may invest without limit in U.S. dollar denominated investment-grade foreign securities and may invest up to 20% of its assets in foreign bonds denominated in foreign currencies. The AARP Money Funds may currently invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign branches of large U.S. banks.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions on bid to asked spreads on U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversion between currencies.

         Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

         Forward Foreign Currency Exchange Contracts. Each of the AARP Growth Funds and the AARP High Quality Bond Fund and the AARP Bond Fund for Income may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

         The Funds may enter into foreign currency futures contracts in several circumstances. First, when the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Funds anticipates the receipt in a foreign currency of interest and dividend payments on such a security which it holds, the Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

         The Funds' activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

General Investment Policies of the AARP Funds

         Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

         The AARP Funds have no present intention of acquiring restricted securities, though they have limited authority to do so (see "Investment Restrictions").

         The AARP Funds cannot guarantee a gain or eliminate the risk of loss. The net asset value of a non-money market Fund's shares will increase or decrease with changes in the market prices of the Fund's investments and there is no assurance that a Fund's objective(s) will be achieved.

         Except where otherwise indicated, the objectives and policies stated above may be changed by the Trustees without a vote of the shareholders.

Investment Restrictions

         The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.

(A) Neither AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Stock Fund nor AARP Small Company Stock Fund may:

         (1) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that a Fund maintains asset coverage of 300% for all borrowings;

         (2) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of a Fund;

         (3) make loans to other persons, except to the extent that the entry into repurchase agreements in accordance with its investment objectives and investment policies may be deemed to be loans;

         (4) purchase or sell real estate (except that a Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities); and

         (5) purchase or sell physical commodities or contracts relating to physical commodities.

(B) Neither AARP Diversified Income Portfolio nor AARP Diversified Growth Portfolio may:

         (1) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that a Portfolio maintains asset coverage of 300% for all borrowings;

         (2) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of a Portfolio;

         (3) make loans to other persons, except to the extent that the entry into repurchase agreements in accordance with its investment objectives and investment policies may be deemed to be loans;

         (4) purchase or sell real estate (except that an Underlying Scudder Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that an Underlying Scudder Fund reserves freedom of action to hold and to sell real estate acquired as a result of an Underlying Scudder Fund's ownership of securities); and

         (5) purchase or sell physical commodities or contracts relating to physical commodities.

(C) Neither AARP High Quality Money Fund, AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, AARP High Quality Tax Free Money Fund, AARP Insured Tax Free General Bond Fund, AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund nor AARP Capital Growth Fund may:

         (1) borrow money, except for temporary or emergency purposes and not for investment purposes or except in connection with reverse repurchase agreements; provided that a Fund maintains asset coverage of 300% for all borrowings;

         (2) underwrite any securities issued by other persons, except that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

         (3) purchase or sell real estate, but this shall not prevent a Fund from investing in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (4) purchase or sell physical commodities, or contracts relating to physical commodities;

         (5) make loans to other persons, except (i) loans of portfolio securities, and (ii) except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

         (6)      issue  senior  securities  except as  appropriate  to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trusts, provided that collateral arrangements with respect to currency-related contracts, futures contracts, option or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

         (7) with respect to 75% of each Fund's total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, cash and cash equivalents and securities of other investment companies), provided that the amount of the total assets of each of the AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund, that may be invested in the securities of any one issuer will, instead, be limited in accordance with federal law, regulation and regulatory interpretation applicable to money market funds, as amended from time to time.

(D) Neither the AARP High Quality Money Fund, the AARP GNMA and U.S. Treasury Fund, the AARP High Quality Bond Fund, the AARP Bond Fund for Income, the AARP Growth and Income Fund, the AARP Global Growth Fund nor the AARP Capital Growth Fund may:

         (1) purchase any securities which would cause more than 25% of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for this purpose, telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents), provided that there is no limitation in respect to investments in the U.S. Government or its agencies or instrumentalities or, in the case of AARP High Quality Money Fund, in certificates of deposit or bankers' acceptances or, in the case of the AARP Growth and Income Funds, to municipal securities other than pollution control and industrial development bonds.

(E) Neither the AARP High Quality Tax Free Money Fund nor the AARP Insured Tax Free General Bond Fund may:

         (1) purchase (i) private activity bonds or (ii) securities which are neither municipal bonds nor securities of the U.S. Government, its agencies or instrumentalities, if in either case the purchase would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. For this purpose, telephone companies are considered to be a separate industry from gas and electric public utilities and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents provided that, in the case of the AARP High Quality Tax Free Money Fund, there is no limitation in respect to investments in the U.S. Government or its agencies or instrumentalities, or in certificates of deposit or bankers' acceptances.

(F)      AARP High Quality Tax Free Money Fund may not:

         (1) purchase securities which are not municipal obligations if such purchase would cause more than 20% of the Fund's total assets to be invested in such securities, except, for temporary defensive purposes, that the Fund may invest more than 20% of its total assets in such securities prior to the time normal operating conditions have been achieved and during other than normal market conditions.

The following restrictions are not fundamental and may be changed by a Fund without shareholder approval, in compliance with applicable law, regulation or regulatory policy.

Neither  AARP  Bond  Fund  for  Income,   AARP  U.S.  Stock  Index  Fund,   AARP
International Stock Fund and AARP Small Company Stock Fund, AARP Diversified Income Portfolio nor AARP Diversified Growth Portfolio may:

         (a) invest in companies for the purpose of exercising management or control; and

         (b) borrow money in excess of 5% of total assets (taken at market value) except for temporary or emergency purposes or borrow other than from banks.

Neither AARP High Quality Money Fund, AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, AARP High Quality Tax Free Money Fund, AARP Insured Tax Free General Bond Fund, AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund nor AARP Capital Growth Fund may:

         (a) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; and, in the case of the AARP Income Funds and AARP Insured Tax Free General Bond Fund in connection with entering into futures contracts and related options;

         (b) purchase or retain for a Fund the securities of any issuer if those officers and Trustees of a Trust, or partners and officers of its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

         (c) purchase from or sell to any of the officers and Trustees of a Trust, its investment adviser, its principal underwriter or the officers, directors, and partners of its investment adviser or principal underwriter, portfolio securities of a Fund;

         (d) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded), including repurchase agreements maturing in more than seven days and securities which are not readily marketable if as a result more than 10% of the net assets (valued at market at purchase) would be invested in such securities;

         (e) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, and equity securities of issuers that are not readily marketable, except obligations issued or guaranteed by the U.S. Government or its agencies (or, in the case of the AARP Tax-Free Income Funds, municipal securities rated by a recognized municipal bond rating service), if such purchase would cause the investments of that Fund in all such issuers to exceed 5% of the value of the total assets of that Fund;

         (f) invest its assets in securities of other open-end investment companies, but may invest in closed-end investment companies when such purchases are made in the open market where no commission or profit to a sponsor or dealer result from such purchase other than the customary broker's commission, if after such purchase (a) a Fund would own no more than 3% of the total outstanding voting stock of such investment company, (b) no more than 5% of a Fund's total assets would be invested in the securities of any single investment company, (c) no more than 10% of a Fund's total assets would be invested in the securities of investment companies in the aggregate, or (d) all the investment companies advised by the Fund Manager would own no more than 10% of the total outstanding voting stock of any closed-end company; provided that this restriction shall not preclude acquisition of investment company securities by dividend, exchange offer or reorganization. To the extent that a Fund invests in shares of other investment companies, additional fees and expenses may be deducted from such investments in addition to those incurred by a Fund. Except in the case of the AARP Insured Tax Free Income Funds, for purposes of this limitation, foreign banks or their agencies or subsidiaries are not considered investment companies;

         (g) invest in other companies for the purpose of exercising control or management;

         (h) purchase or sell real estate and real estate limited partnership interests, but this shall not prevent a Fund from investing in securities secured by real estate or interest therein; and

         (i) purchase or sell commodities, commodities contracts (except, in the case of the AARP Income Funds, the AARP Insured Tax Free General Bond Fund and the AARP Global Growth Fund, contracts for the future delivery of debt obligations and contracts based on debt indices) or oil, gas or other mineral exploration or development programs or leases (although it may invest in issuers which own or invest in such interests).

AARP High Quality Money Fund may not:

         (j) purchase or sell any put or call options or any combination thereof; or

         (k) purchase warrants, unless attached to other securities in which the Fund is permitted to invest.

Neither the AARP High Quality Money Fund nor the AARP High Quality Tax Free Money Fund may:

         (l) pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (C) (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of the Fund's total assets.

Neither the AARP GNMA and U.S. Treasury Fund nor the AARP High Quality Bond Fund may:

         (m) purchase warrants of any issuer, except that AARP High Quality Bond Fund can purchase warrants on a limited basis. As a result of such purchases by the Fund, no more than 2% of the value of the total assets of the Fund may be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of the Fund may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities;

          (n) purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell national exchange-listed covered call option contracts on national exchange-listed securities and, to the extent permitted by applicable state regulatory limits, on other debt securities owned by the Fund up to, but not in excess of, 25% of the value of the Fund's net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transaction"). In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 25% of the value of its net assets at the time such options are written. The Fund also may purchase and write options on futures contracts in the manner described under "The Funds' Investment Objectives and Policies";

         (o) pledge, mortgage or hypothecate its assets, (a) except to the extent that the writing of covered call options may be deemed to involve the pledge of securities against which the option is being written, (b) except to the extent that margin deposits on futures contracts and related options may be deemed to involve a pledge of assets to guarantee the performance of the futures obligations, and (c) except to secure borrowings permitted by subparagraph (C) (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of the Fund's total assets.

         AARP High Quality Bond Fund has adopted a non-fundamental policy that it will not underwrite securities issued by entities regulated under Part II of the Federal Power Act.

Neither AARP Insured Tax Free General Bond Fund nor AARP High Quality Tax Free Money Fund may:

         (p) purchase or sell any put or call options or combinations thereof, except to the extent that the acquisition of Stand-by Commitments or Participation Interests may be considered the purchase or sale of a put option and except that the AARP Insured Tax Free General Bond Fund may purchase and write options on futures contracts in the manner and to the extent described herein;

         (q) underwrite securities issued by entities regulated under Part II of the Federal Power Act, provided that, for this purpose private activity bonds the interest on which is exempt from tax under Section 103 of the Internal Revenue Code of 1986 will be treated as obligations of the municipal authority or other governmental unit issuing the bonds.

AARP Insured Tax Free General Bond Fund may not:

         (r) hold for a period of more than 30 days any municipal securities maturing in 60 or more days from purchase by a Fund which are not fully insured or guaranteed directly or indirectly by the U.S. Treasury.

         (s) pledge, mortgage or hypothecate its assets, except to the extent that margin deposits on futures contracts and related options may be deemed to be a pledge of assets to guarantee performance of such obligations, and except that, to secure borrowings permitted by subparagraph (C) (1) above, it may pledge securities having a value at the time of the pledge not exceeding 15% of the cost of the Fund's total assets;

Neither AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund nor AARP Capital Growth Fund may:

         (t) purchase or sell any put or call options or any combination thereof, except that the Funds may each purchase and sell options on stock indices in accordance with the requirements of applicable regulations. The Funds may write (sell) covered call option contracts on securities owned by the Fund up to, but not in excess of, 25% of the value of the Fund's net assets at the time such option contracts are written. The Funds may also purchase call options for the purpose of terminating their outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"). In connection with the writing of covered call options, the Funds may pledge assets to an extent not greater than 25% of the value of its net assets at the time such options are written;

         (u) purchase securities if, as a result thereof, more than 5% of the value of the net assets would be invested in restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded).

         (v) purchase warrants of any issuer if, as a result more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants acquired by the Fund in units with or attached to debt securities.

Neither the AARP Growth and Income Fund nor the AARP Capital Growth Fund may:

         (w) pledge, mortgage or hypothecate its assets, except as provided in subparagraph (t), above, and except that, to secure borrowings permitted by subparagraph (C) (1) above, it may pledge an amount not exceeding 15% of the Fund's total assets taken at cost;

AARP Global Growth Fund may not:

         (x) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

         (y) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

         (z) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the Fund's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (aa) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets; or

         (bb) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes, or borrow other than from banks.

         "Value" for the purposes of the above fundamental and non-fundamental investment policies shall mean the value used in determining a Fund's net asset value.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, the restricted activity or, in the case of AARP High Quality Money Fund and the AARP Income Funds, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

                                    PURCHASES

  (See "OPENING AN ACCOUNT" and "ADDING TO YOUR INVESTMENT" in the Prospectus.)

General Information

         Confirmations of each transaction will be sent following the transaction by Scudder Investor Services, Inc., as the AARP Funds' agent. By retaining year-to-date confirmations, an investor will have an historical record of the account activity.

Checks

         A certified check is not necessary, but checks are accepted subject to collection at full face value in United States Funds and must be drawn on a United States financial institution.

         If shares are purchased by a check which proves to be uncollectible, the Trusts reserve the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. Each Trust has the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for any loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Funds in the Program or in other Funds advised by the AARP Funds' investment adviser or an affiliate.

Share Price

         Accepted purchases for shares in all the AARP Funds will be filled at the net asset value next computed after receipt of payment by check or other means. Each Fund's net asset value per share is currently determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time), on each day the Exchange is open for trading. For AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund, Scudder Fund Accounting Corporation also determines net asset value per share as of noon Eastern time on each day the Exchange is open for trading. (See "NET ASSET VALUE," herein for additional information on how the Fund's net asset value is calculated.) Orders received after the close of regular trading will be filled at the next day's net asset value per share for the relevant Fund.

         There is no sales charge in connection with purchase of shares of any of the AARP Funds.

Share Certificates

         In order to afford ease of redemption, ownership in the AARP Funds is on a non-certificated basis. Share certificates now in a shareholder's possession may be sent to the AARP Funds' transfer agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates now in their possession until they wish to exchange or redeem such shares. See "EXCHANGING" and "ACCESS TO YOUR INVESTMENT" in the Funds' Prospectus.

Direct Deposit Program

         Investors can have Social Security or other checks from the U.S. Government or any other regular income checks such as pension, dividends, and even payroll checks automatically deposited directly to their accounts. Investors may allocate a minimum of 25% of their income checks into any AARP Fund. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

Wire Transfers

         In the case of wire purchases, failure to receive timely and complete account information will delay investment and subsequent accrual of dividends and will result in the federal funds being returned to the sender on the day following receipt by State Street Bank and Trust Company (the "custodian"). Unlike shareholders subscribing by check, purchasers who wire funds will be able to redeem shares so purchased by any method without any limitation as to the period of time such shares have been on a Fund's books.

         The bank sending federal funds by bank wire may charge for the service. Presently, Scudder Investor Services, Inc. or the AARP Funds pay a fee for receipt by the custodian of "wired funds," but the right to charge investors for this service is reserved.

Holidays

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the custodians are not open to receive such federal funds on behalf of a Fund.

Other Information

         All purchase payments will be invested in full and fractional shares.

         The Trusts and Scudder Investor Services, Inc., the AARP Funds' principal underwriter, each have the right to limit the amount of shares purchased of a Fund, to reject any purchase and to refuse to sell shares to any person.

         It should be noted that if purchases are made through a member of the National Association of Securities Dealers other than Scudder Investor Services, Inc., that member may, in its discretion, charge a fee for this service. It is the responsibility of the broker, not the AARP Funds, to place the purchase order by the time as of which the net asset value of the Funds is next determined.

         The Trusts may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company or personal holding company, subject to the requirements of the 1940 Act.

                                   REDEMPTIONS

              (See "ACCESS TO YOUR INVESTMENT" in the Prospectus.)

General Information

         If a shareholder redeems all shares in an account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The AARP Funds do not impose a redemption charge.

         The proceeds of redemption transactions are normally available to be mailed or wired to the designated bank account within one business day, and in any event will be available within seven calendar days, following receipt of a redemption request in good order.

         A shareholder's right to redeem shares of a Fund and to receive payment therefore may be suspended at times (a) when the Exchange is closed, other than customary weekend and holiday closings, (b) when trading on the Exchange is restricted for any reason, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) when the SEC permits a suspension of the right of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

         The Trustees may suspend or terminate the offering of shares of a Fund at any time.

Redemption by Telephone

         Redemption by telephone is not available for shares for which share certificates have been issued. Redemptions of such shares must be requested by mail as explained in the section entitled "Redemption by Mail" below.

         For other investors, the following procedures are available.

         TO ADDRESS OF RECORD: New investors automatically receive the option, without having to elect it, to redeem by telephone to their address of record for any amount up to $100,000 per Fund. Telephone Redemption to Address of Record may be used as long as the account registration address has not changed within the last 15 days. In order to decline this feature, the shareholder must notify the Program in writing. Any shareholder who refuses Telephone Redemption to Address of Record can later establish the feature with a signature guaranteed written request. This request must be done prior to utilizing this service for the first time.

         TO YOUR BANK--BY MAIL OR BY WIRE: In order to request redemptions by telephone to their bank, shareholders must have completed the telephone redemption authorization included in the enrollment form and have sent the authorization to the Program. This authorization requires designation of a bank account to which the redemption payment is to be sent. The proceeds will be mailed or wired only to the designated bank account.

          (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the enrollment form, and send it to the Program.

          (b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either enter the new information on the "Telephone Option Form" which may be obtained by calling the Program, or send a signature guaranteed letter identifying the account and specifying the exact information to be changed. In each case, the letter must be signed exactly as the shareholder's name(s) appears on the account. All requests for telephone redemption should be accompanied by a voided check from the designated bank account. All signatures will require a guarantee, which can be obtained from most banks, credit unions or savings associations, or from broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the SEC. An original signature and an original signature guarantee are required for each person in whose name the account is registered. Signature guarantees by notaries public are not acceptable.

         In addition, if shares to be redeemed were purchased by check, mailing of the redemption proceeds may be delayed long enough to assure that the purchase check has cleared.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve wire to the bank account designated on the application form unless a request is made that the redemption be mailed to the designated bank account. For each wire redemption, the program charges a $5.00 fee which is deducted from the proceeds of the redemption.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Trusts and their agents each reserve the right to modify, interrupt, suspend or terminate the telephone redemption privilege at any time, without notice. A shareholder may cancel the telephone redemption authorization upon written notice. Each Trust employs procedures including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Trust does not follow such procedures, it may be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         Any shareholder may redeem his or her shares by writing to the Program. All written requests must be signed by at least one person on the account's registration exactly as registered. In addition, for the protection of the shareholder and to prevent fraudulent redemptions, a signature guarantee is required on all written redemption requests for over $100,000. A signature guarantee is also required on written redemption requests for any amount if the check is made payable to someone other than the registered shareholder, if the proceeds are to be forwarded to an address other than the address of record, or if the address of record has changed in the last 15 days. In order to ensure proper authorization before redeeming shares, the Program may request additional documents such as, but not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

         Redemption to Address of Record for up to $100,000 without a signature guarantee is an automatic feature of any AARP Fund account unless it has been declined by the shareholder in writing. Any shareholder who refuses this feature can later establish it with a written request containing a signature guarantee. This request must be made prior to utilizing the feature for the first time.

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with the signature(s) guaranteed as explained above. It is suggested that the shareholders holding certificated shares or shares registered in other than individual names contact the Program prior to requesting a redemption to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to help ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days for payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

Redemption by Checkwriting

         All new investors in the AARP Money Funds and existing shareholders of these Funds who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $1,000,000. By using one of these checks, the shareholder will receive daily dividend credit on his or her shares in either Fund until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the Fund's books for 7 days. Shareholders who use this service may also use other redemption procedures. Both Funds pay the bank charges for this service. However, each Fund will review the cost of operation periodically and it reserves the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. An account cannot be closed using the "free Checkwriting" privilege. The Trusts, the transfer agent and the custodian each reserve the right at any time to suspend or terminate the "free Checkwriting" procedure.

Redemption-in-Kind

         The AARP Growth Trust and AARP Managed Investment Portfolios Trust reserve the right to permit the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, the AARP Global Growth Fund, AARP Capital Growth Fund, AARP International Stock Fund, AARP Small Company Fund, AARP U.S. Stock Index Fund, AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The AARP Growth Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund of the Trust is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund at the beginning of the period.

Other Information

         The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Funds do not impose a redemption or repurchase charge. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Fund in the Program, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

         Shareholders who wish to redeem shares from Retirement Plans (see "RETIREMENT PLANS," below) should contact the Trustee or custodian of the Plan for information on proper procedures.

         The Trustees have established certain amount size requirements. For AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund and AARP GNMA and U.S. Treasury Fund, the minimum investment is $500. For all other AARP Mutual Funds, the minimum is $2,000. Each Trust reserves the right to adopt a policy that if transactions at any time reduce a shareholder's account in a Fund to below the applicable minimum, the shareholder will be notified that, unless the account is brought up to at least the applicable minimum the Fund will redeem all shares and close the account by making payment to the shareholder. The shareholder has sixty days to bring the account up to the applicable minimum before any action will be taken by the Fund. Reductions in value that result solely from market activity will not trigger an involuntary redemption. No transfer from an existing to a new account may be for less than the minimums set forth above; otherwise the new account may be redeemed as described above. (This policy applies to accounts of new shareholders in a particular Fund, but does not apply to Retirement Plan Accounts.) The Trustees have the authority to increase the minimum account size.

                                    EXCHANGES

         The procedure for exchanging shares from one AARP Fund to another AARP Fund in the Program, when the account in the new AARP Fund is established with the same registration, telephone option, dividend option and address as the present account, is set forth under "EXCHANGING" in the Prospectus. If the registration data for the account receiving the proceeds of the exchange is to be different in any respect from the account from which shares are to be exchanged, the exchange request must be in writing and must contain a signature guarantee as described under "SIGNATURE GUARANTEES" in the Prospectus. If an exchange involves an initial investment in the Fund being acquired, the amount to be exchanged must be at least $2000 for non-retirement plan accounts. For IRA and Keogh Plan accounts the amount must be $250. If the exchange is made into an existing account, there is no minimum requirement.

         Only exchange orders received between 8:00 a.m. and 4:00 p.m. Eastern time on any business day will ordinarily be accomplished at respective net asset values determined on that day. Exchange orders received after 4:00 p.m. are processed on the next business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one AARP Fund to an existing account in another AARP Fund through the AARP Funds' Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Trusts and the Transfer Agent each reserve the right to modify, interrupt, suspend or terminate the privilege of the Automatic Exchange Program at any time, without notice.

         There is no charge to the shareholder for any exchange described above. An exchange from any AARP Fund other than the AARP Money Funds is likely to result in recognition of gain or loss to the shareholder.

         Investors currently receive the exchange privilege automatically without having to elect it. The Trusts and the AARP Funds' distributor, Scudder Investor Services, Inc., reserve the right to suspend or terminate the exchange privilege at any time. Telephone exchange may be initiated by anyone able to identify the registration of an account, but the proceeds will only be invested in another AARP Fund with the same registration. The AARP Funds employ procedures to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

         All the AARP Funds in the Program into which investors may make an exchange are described in the combined Prospectus and in this Statement of Additional Information. Before making an exchange, shareholders should read the information in the Prospectus regarding the Fund into which the exchange is being contemplated.

                                TRANSACT BY PHONE

         (See "INVESTOR SERVICES--TRANSACT BY PHONE" in the Prospectus.)

         Shareholders, whose bank of record is a member of the Automated Clearing House Network (ACH) and who have enrolled in the "Transact by Phone" option, may purchase or redeem shares by telephone. Shareholders may purchase shares valued at up to $250,000 but not less than $250. Shareholders may redeem shares in an amount not less than $250.

         In order to utilize the Transact by Phone service, shareholders must have completed the Transact by Phone authorization. This authorization requires designation of a bank account from which the purchase payment will be debited or to which the redemption payment will be credited. New investors wishing to establish the Transact by Phone service can do so by completing the appropriate section on the enrollment form. Existing shareholders who wish to establish Transact by Phone will need to complete a Transact by Phone Enrollment Form. If a shareholder has previously elected the "Telephone Redemption to Bank of Record" and/or the "Automatic Investment Plan" services, the banking information must be identical for all of these services for each of the shareholder's Funds. After sending in their enrollment forms, shareholders should allow 15 days for the service to be activated. The Trusts and their agents each reserve the right to modify, interrupt, suspend or terminate the Transact by Phone service at any time, without notice.

Purchasing Shares by Transact by Phone

         To purchase shares by Transact by Phone, a shareholder should call our service people before 4:00 p.m. Eastern time. Shares will be purchased at that night's closing share price. The shareholder's bank account will be debited on the first business day following the purchase request. Requests received after 4:00 p.m. will be purchased at the next business day's closing price.

Redeeming Shares by Transact by Phone

         To redeem shares by Transact by Phone, a shareholder should call our service people before 4:00 p.m. Eastern time to receive that night's closing share price. Requests received after 4:00 p.m. will be sold at the next business day's closing price. The shareholder's bank account will be credited with redemption proceeds on the second or third business day following the redemption request.

         The AARP Funds employ procedures to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

                   (See "STATEMENTS AND REPORTS," "EXCHANGING" and "INVESTOR SERVICES" in the Prospectus.)

Automatic Dividend Reinvestment

         Investors may elect on their enrollment form whether they wish to receive any dividends from net investment income or any distributions from realized capital gains in cash or to reinvest such dividends and distributions in additional shares of the Fund paying the dividend or distribution. They may also elect to have these payments invested in shares of any other AARP Fund in the Program in which they have an account. If no election is made, dividends and distributions will be reinvested in additional shares. A change of instructions for the method of payment may be given to the Program at any time prior to a record date.

         Each distribution, whether by check or reinvested in a Fund, will include a brief explanation of the source of the distribution.

Distributions Direct

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through the AARP Funds'
DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-253-2277. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

Reports to Shareholders

         The AARP Funds send to shareholders at least semiannually financial statements, which are examined at least annually by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets, and financial highlights.

         Investors receive a brochure entitled Your Guide to Simplified Investment Decisions when they order an investment kit for the 15 AARP Funds which also contains a prospectus. The Shareholder's Handbook is sent to all new shareholders to help answer any questions they may have about investing. An IRA Handbook is sent to all new IRA shareholders. Every month, shareholders will be sent the newsletter, Financial Focus. Retirement plan shareholders will be sent a special edition of Financial Focus on a quarterly basis. The newsletters are designed to help you keep up to date on economic and investment developments, and any new financial services and features of the Program.

Consolidated Statements

         Shareholders with investments in two or more AARP Funds will receive, without charge, a convenient monthly Consolidated Statement. IRA and Keogh Plan accounts receive Consolidated Statements quarterly. This statement contains the market value of all holdings, a complete listing of transactions for the statement period and a summary of the shareholder's investment program for the statement period and for the year to date. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

                                RETIREMENT PLANS

         Shares of AARP High Quality Money Fund, AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, AARP Bond Fund for Income, AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund, AARP Capital Growth Fund, AARP U.S. Stock Index Fund, AARP International Stock Fund and AARP Small Company Stock Fund ("Eligible Funds") may be purchased in connection with several types of tax-deferred retirement plans. These plans were created for members of AARP. Each plan is briefly described below. The plans provide convenient ways for AARP members to make investments which may be tax-deductible for their retirement and have taxes on any income from their investment deferred until their retirement, when they may be in a lower tax bracket. Additional information on each plan may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts, 02208-2540, or by calling toll free, 1-800-253-2277. Investment professionals and retirement-benefits experts estimate that prospective retirees will need 70% to 80% of their current salaries during each year of their retirement, with adjustment for changes in prices during retirement, to maintain their current life-style. Investment professionals recommend diversifying investments among stock, bonds and cash-equivalents when building retirement reserves. It is advisable for an investor considering any of the plans described below to consult with an attorney or tax advisor with respect to the terms, suitability requirements and tax aspects of the plan.

AARP No-Fee Individual Retirement Account ("AARP No-Fee IRA")

         Shares of the Eligible Funds may be purchased as the underlying investment for an AARP No-Fee IRA which meets the requirements of Section 408(a) of the Internal Revenue Code. Any AARP member with earned income or wages is eligible to make annual contributions to the AARP No-Fee IRA before the year the member attains age 70 1/2. An individual may establish an AARP No-Fee IRA whether or not he or she is an active participant in another tax-qualified retirement plan, including a tax-sheltered annuity or government plan.

         AARP No-Fee IRA participants may generally contribute to an AARP No-Fee IRA up to the lesser of $2,000 or 100% of their compensation or earned income. If both a husband and wife work, each may set up an AARP No-Fee IRA before the year they attain age 70 1/2, permitting a potential maximum contribution of $4,000 per year for both persons. If one spouse has no earnings, each spouse may have an AARP No-Fee IRA and the total maximum contributions will be $4,000 with no more than $2,000 going to either AARP No-Fee IRA.

         An individual will be allowed a full deduction for contributions to an AARP No-Fee IRA only if (1) neither the individual, nor his or her spouse, if they file a joint return, is an active participant in an employer-maintained retirement plan, or (2) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($25,050 for a single individual, with a phase-out of the deduction for adjusted gross income between $25,050 and $35,000; $40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000). However, an individual not permitted to make a deductible contribution may nonetheless make a nondeductible contribution to an AARP No-Fee IRA.

         Any AARP member who is entitled to receive a qualifying distribution from a qualified retirement plan (including a tax-sheltered annuity plan) or another IRA may make a rollover contribution of all or any portion of the distribution to the AARP No-Fee IRA, either in a direct rollover or within 60 days after receipt of the distribution, whether or not the member has attained age 70 1/2. If a qualified rollover contribution is made, the distribution will not be subject to Federal income tax until distributed from the AARP No-Fee IRA; however, distributions not directly rolled over might be subject to automatic 20% federal tax withholding.

         AARP Mutual Fund Representatives are available to help you transfer your IRA to the AARP No-Fee IRA. You pay no transfer fees for this service. An AARP Mutual Fund Representative can help you with the paperwork, contact your present IRA custodian, help to transfer your funds to the AARP No-Fee IRA, and send you a confirmation when your transfer is complete.

         Earnings on the AARP No-Fee IRA are not subject to current Federal income tax until distributed; distributions are taxed as ordinary income.
Withdrawals attributable to nondeductible contributions are not taxable (however, early withdrawals of such amounts are subject to penalty). The assets in an AARP No-Fee IRA may be withdrawn without penalty after the participant reaches age 59 1/2 or becomes disabled, and must begin to be withdrawn by April 1st following the taxable year in which the participant reaches age 70 1/2.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

------------------ ----------------- ------------------------- -----------------
     Starting
      Age of                           Annual Rate of Return
                   -------------------------------------------------------------
  Contributions           5%                   10%                    15%
------------------ ----------------- ------------------------- -----------------
        25            $253,680              $973,704             $4,091,908
        35             139,522               361,887                999,914
        45              69,439               126,005                235,620
        55              26,414                35,062                 46,699

AARP Keogh Plan

         Shares of the Eligible Funds may be purchased for the AARP Keogh Plan. The AARP Keogh Plan (the "Plan") is designed as a tax-qualified retirement plan consisting of a profit sharing plan and a money purchase pension plan which can be adopted by self-employed persons who are members of AARP and by corporations whose principal shareholders are members of AARP. Self-employed persons may make annual tax-deductible contributions to the Plan equal to the lesser of $30,000 or 20% of their earned income. An adopting corporation may contribute for each employee the lesser of $30,000 or 25% of the employee's taxable compensation. No more than $150,000 (as adjusted) of earned income or taxable compensation may be taken into account, however. If the Plan is "top heavy," a minimum contribution may be required for certain employees. Additional information on contributions to the Plan is found in Your Guide to the AARP Keogh Plan.

         The Plan provides that contributions may continue to be made on behalf of participants after they have reached the age of 70 1/2 if they are still working.

         Lump sum distributions from the Plan may be eligible to be taxed for Federal income tax purposes according to a favorable 5-year averaging (or 10-year averaging for individuals who reached age 50 before 1986) method not available to IRA distributions. If members eligible to join this Plan choose to roll over pension and profit-sharing distributions from other tax-qualified retirement plans, they will retain the right to use the averaging method for such distributions.

         The Plans are prototype plans approved by the Internal Revenue Service.

         In general, distributions from all tax-qualified retirement programs, including IRAs and tax-sheltered annuity programs, must begin by April 1st in the year following the year in which the participant reaches age 70 1/2, whether or not he or she continues to be employed. Excise taxes will apply to premature distributions, and to taxpayers who are required, but fail, to receive a distribution after reaching age 70 1/2. An additional excise tax may apply to certain excess retirement accumulations. Special favorable tax treatment for certain distributions is reduced or phased out, except where grandfathering provisions apply.

         Shares of the Eligible Funds may be purchased also as an investment for an IRA or tax-qualified retirement plan (including a tax-sheltered annuity plan) other than those described above, if permitted by the provisions of the relevant plan.

                                   OTHER PLANS

                  (See "INVESTOR SERVICES" in the Prospectus.)

Automatic Investment

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $500. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

Automatic Withdrawal Plan

         Shareholders who own or purchase $10,000 or more of shares of a AARP Fund may establish an Automatic Withdrawal Plan with that Fund. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount or percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "SIGNATURE GUARANTEES" in the Prospectus. Any such request must be received by the AARP Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the AARP Funds or their agents on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Funds of notice of death of the shareholder. For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

Direct Payment of Regular Fixed Bills

         Shareholders who own or purchase $10,000 or more of shares of an AARP Fund may arrange to have regular fixed bills such as rent, mortgage or other payments of more than $50 made directly from their account. The arrangements are virtually the same as for an Automatic Withdrawal Plan (see above). For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

                               DIVIDENDS AND YIELD

            (See "UNDERSTANDING FUND PERFORMANCE" in the Prospectus.)

         Each AARP Fund intends to follow the practice of distributing substantially all of its investment company taxable income (which includes, for example, interest, dividends and any excess of net realized short-term capital gains over net realized long-term capital losses, less deductible expenses), and its net tax-exempt interest income, if any. Each AARP Fund also intends to follow the practice of distributing any excess of net realized long-term capital gains over net realized short-term capital losses after reduction for any capital loss carryforwards. However, if it appears to be in the best interests of a Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment.

         AARP U.S. Stock Index Fund, AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund intend to pay dividends in March, June, September and December of each year and any net realized capital gains after the September 30 fiscal year end. AARP Small Company Stock Fund, AARP International Stock Fund, AARP Global Growth Fund and AARP Capital Growth Fund intend to pay dividends and any realized capital gains over net realized short-term capital losses after reduction for any capital loss carryforwards in December after the September 30 fiscal year end. AARP Bond Fund for Income intends to pay dividends monthly and any net realized capital gains after the September 30 fiscal year end. See "TAXES."

         Both types of distributions will be made in shares of the respective AARP Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

         The net income of each AARP Money Fund, each of the AARP Income Funds and the AARP Insured Tax Free General Bond Fund, is determined as of the close of trading on the Exchange (usually 4:00 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend daily to shareholders of record as of 4:00 p.m. on the preceding day, and distributed monthly. Dividends commence on the next business day after purchase. Dividends which are not paid by check will be reinvested in additional shares of the particular Fund at the net asset value per share determined as of a day selected within five days of the last business day of the month. Checks will be mailed to shareholders no later than the fourth business day of the following month, and consolidated statements confirming the month's dividends will be mailed to shareholders electing to invest dividends in additional shares. Dividends will ordinarily be invested on the last business day of each month at the net asset value per share determined as of the close of regular trading on the Exchange.

         Should the AARP Money Funds incur or anticipate any unusual or unexpected significant expense, depreciation or loss which would affect disproportionately the Fund's income for a particular period, the Trustees of such Fund or the Executive Committee of the Trustees may at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.

         Similarly, should the AARP High Quality Money Fund incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the Fund's income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

Performance Information: Computation of Yields and Total Return

a)       The AARP Money Funds

         From time to time, quotations of an AARP Money Fund's yield may be included in advertisements, sales literature or shareholder reports. These yield figures are calculated in the following manner:

         The current yield is the net annualized yield based on a specified 7 calendar-days calculated at simple interest rates. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period and dividing such change by the value of the account at the beginning of the base period to obtain the base-period return. The base-period return is then annualized by multiplying it by 365/7; the resultant product equals net annualized current yield. The current yield figure is stated to the nearest hundredth of one percent. The current yield of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund for the seven-day period ended September 30, 1996 respectively, were 4.67% and 3.01%.

         The effective yield is the net annualized yield for a specified 7 calendar-days assuming a reinvestment in Fund shares of all dividends during the period, i.e., compounding. Effective yield is calculated by using the same base-period return used in the calculation of current yield except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = [(Base Period Return +1)^365/7] - 1.

         The effective yield of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund for the seven-day period ended September 30, 1996 respectively, were 4.78% and 3.06%.

         As described above, current yield and effective yield are based on historical earnings, show the performance of a hypothetical investment and are not intended to indicate future performance. Current yield and effective yield will vary based on changes in market conditions and the level of Fund expenses.

         In connection with communicating its current yield and effective yield to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual Funds tracked by mutual Fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

b) The AARP Money Funds, AARP Income Funds, AARP Growth Funds, AARP Insured Tax Free General Bond Fund and AARP Managed Investment Portfolios

         From time to time, quotations of a Fund's total return may be included in advertisements, sales literature or shareholder reports. This total return figure is calculated in the following manner:

         The total return is the average annualized compound rate of return for, where applicable, the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annualized compound rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:

          T        =       average annualized compound total rate of return
          P        =       a hypothetical initial investment of $1,000
          n        =       number of years
          ERV      =       ending  redeemable value: ERV is the value at the end
                           of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                                                                        Total Return
                                              -----------------------------------------------------------------
                                                 One Year Ended       Five Years Ended      Ten Years Ended
                                                    9/30/96               9/30/96              9/30/96(1)
                                                    -------               -------              ----------


AARP High Quality Money Fund                          4.62%                 3.74%                 5.19%
AARP High Quality Tax Free Money Fund                 2.80%                 2.35%                 3.76%
AARP GNMA and U.S. Treasury                           4.79%                 5.95%                 7.30%
AARP High Quality Bond                                4.59%                 6.86%                 7.69%
AARP Bond Fund for Income+                            n.a.                  n.a.                  n.a.
AARP Insured Tax Free General Bond                    5.88%                 6.99%                 7.48%
AARP Balanced Stock and Bond Fund                    13.08%                 n.a.                 10.69%
AARP Growth and Income                               20.20%                15.80%                13.74%
AARP U.S. Stock Index Fund+                           n.a.                  n.a.                  n.a.
AARP Global Growth Fund                               n.a.                  n.a.                  3.27%
AARP Capital Growth                                  15.97%                12.05%                13.10%
AARP International Stock Fund+                        n.a.                  n.a.                  n.a.
AARP Small Company Stock Fund+                        n.a.                  n.a.                  n.a.
AARP Diversified Income Portfolio+                    n.a.                  n.a.                  n.a.
AARP Diversified Growth Portfolio+                    n.a.                  n.a.                  n.a.




(1) For the ten fiscal years ended September 30, 1996 for each of the above listed Funds except for the period February 1, 1994 (commencement of operations) to September 30, 1996 for the AARP Balanced Stock and Bond Fund and for the period February 1, 1996 (commencement of operations) to September 30, 1996 for the AARP Global Growth Fund.


* Prior to August 1, 1991, the AARP High Quality Tax Free Money Fund operated as the AARP Insured Tax Free Short Term Fund. The total return figures for the five and ten years ended September 30, 1996 for the AARP High Quality Tax Free Money Fund are representative of the Fund prior to its conversion date except that the figures have been adjusted to reflect its conversion to a money market fund.

+        AARP  Bond  Fund  for  Income,   AARP  U.S.  Stock  Index  Fund,   AARP
         International Stock Fund, AARP Small Company Stock Fund, AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio commenced operations on February 1, 1997.

         In addition to total return described above, the Funds may quote nonstandard "cumulative total return."

         The cumulative total return is the rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the rates of return of a hypothetical investment over such periods, according to the following formula. (Cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) -1

           C        =      Cumulative Total Return
           P        =      a hypothetical initial investment of $1,000
           ERV      =      ending redeemable value: ERV is the value, at the end
                           of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                                                                  Cumulative Total Return
                                              -----------------------------------------------------------------
                                                 One Year Ended       Five Years Ended      Ten Years Ended
                                                    9/30/96               9/30/96              9/30/96(1)
                                                    -------               -------              ----------


AARP Balanced Stock and Bond Fund                     13.08%                 n.a.                 31.04%
AARP Growth and Income                                20.20%               108.24%               262.51%
AARP U.S. Stock Index Fund+                            n.a.                  n.a.                  n.a.
AARP Global Growth Fund                                n.a.                  n.a.                  3.27%
AARP Capital Growth                                   15.97%                76.63%               242.55%
AARP International Stock Fund+                         n.a.                  n.a.                  n.a.
AARP Small Company Stock Fund+                         n.a.                  n.a.                  n.a.



(1) For the period February 1, 1994 (commencement of operations) to September 30, 1996 for the AARP Balanced Stock and Bond Fund and for the period February 1, 1996 (commencement of operations) to September 30, 1996 for the AARP Global Growth Fund.

+ AARP U.S. Stock Index Fund, AARP International Stock Fund and AARP Small Company Stock Fund commenced operations on February 1, 1997.


c)       The AARP Income Funds and AARP Insured Tax Free General Bond Fund

         From time to time, quotations of an AARP Fund's yield may be included in advertisements, sales literature or shareholder reports. This yield is calculated in the following manner.

         The yield is the net annualized SEC yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd + 1)^6 - 1]
         Where:

           a    =    dividends and interest earned during the  period, including
                     (except for  mortgage or receivable-backed obligations) the amortization  of  market  premium  or accretion  of  market discount.  For  mortgage or receivables-backed obligations,
                     this  amount  includes   realized  gains or losses based on
                     historic  cost  for   principal   repayments received.
           b    =    expenses accrued for the period (net of reimbursements).
           c    =    the average daily number of shares  outstanding  during the period that were entitled to receive dividends.
           d    =    the maximum offering price per share on the last day of the period.

                                                    Yield for the 30-day period
                     Fund                            ended September 30, 1996
                     ----                            ------------------------

AARP GNMA and U.S. Treasury                                     6.54%
AARP High Quality Bond                                          5.96
AARP Bond Fund for Income+                                      n.a.
AARP Insured Tax Free General Bond                              4.72

+        AARP Bond Fund for Income commenced operations on February 1, 1997.

d)       AARP Insured Tax Free General Bond and AARP High Quality Tax Free Money
         Fund

         The tax equivalent yield is the net annualized after-tax yield based on a specified seven day period for money market funds or on a specified 30-day (one month) period for non-money market funds assuming a reinvestment of all dividends paid during the period, i.e., compounding. Tax equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

                                                    Equivalent Taxable Yields
                                                 period ended September 30, 1996
                                                 -------------------------------

                     Fund               Tax Bracket:      28%           31%
                     ----

AARP High Quality Tax Free Money                         4.18%         4.36%
AARP Insured Tax Free General Bond                       6.56%         6.84%

(e)      General Performance Information

         Quotations of an AARP Fund's performance are based on historical earnings and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Fund's expenses. In periods of declining interest rates a Fund's quoted yield and 30-day current yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's quoted yield and 30-day current yield will tend to be somewhat lower.

         Comparison of non-standard performance data of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         From time to time, in marketing and other AARP Fund literature, these AARP Funds' performances may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations, such as Lipper Analytical Services, Inc. ("Lipper"), Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA"), Value

Line Mutual Fund Survey, Morningstar, Inc. and other independent organizations. For instance, AARP Growth Funds will be compared to funds in the growth fund category; and so on. In similar fashion, the performance of the AARP GNMA and U.S. Treasury Fund will be compared to that of certificates of deposit. Evaluations of AARP Fund performance made by independent sources or independent experts may also be used in advertisements concerning the AARP Funds, including reprints of, or selections from, editorials or articles about these Funds.

         In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Indices with which the Fund may be compared include but are not limited to, the following:
Standard & Poor's  500 Stock  Index (S&P  500),  The  Europe/Australia/Far  East
(EAFE) Index, Morgan Stanley Capital International World Index, J.P. Morgan Global Traded Bond Index, and Salomon Brothers World Government Bond Index.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Evaluation of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for AARP Fund performance information and articles about the AARP Funds may include, but are not limited to, the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by MasterFund, Inc. of Wilmington, Delaware.

Barron's,  a  Dow  Jones  and  Company,  Inc.  business   and  financial  weekly
that  periodically  reviews  mutual  fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Federal Reserve Bulletin, a monthly publication that reports domestic and international financial statistics, including short-term certificate of deposit interest rates.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,  a  European   publication   that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings   of   mutual   funds   based   on  fund performance, risk and portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter published by Sheldon Jacobs that includes mutual fund performance data and recommendations for the mutual Fund investor.

No-Load Fund X, a monthly newsletter published by DAL Investment Company, Inc. that reports on mutual fund performance, rates funds, and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

Taking a Global Approach

         Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

         The U.S. is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

         Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

         Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

         International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S.
investments strike the best balance between risk and reward.

                               TRUST ORGANIZATION

                  (See "FUND ORGANIZATION" in the Prospectus.)

         Each of the AARP Funds is a separate series of a Massachusetts business trust. AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, and the AARP Bond Fund for Income are series of AARP Income Trust. AARP High Quality Tax

Free Money Fund and AARP Insured Tax Free General Bond Fund are series of AARP Tax Free Income Trust which changed its name from AARP Insured Tax Free Income Trust on August 1, 1991. AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund, AARP Global Growth Fund, AARP Capital Growth Fund, AARP International Stock Fund and AARP Small Company Stock Fund are series of AARP Growth Trust. Each of the above Trusts was established under a separate Declaration of Trust dated June 8, 1984. AARP High Quality Money Fund is a separate series of the AARP Cash Investment Funds, which was established under a Declaration of Trust dated January 20, 1983. The original name of AARP Cash Investment Funds was Master Investment Services Fund. That name was changed to AARP Money Fund Trust on February 6, 1985, and to its present name on May 24, 1985. AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio are series of AARP Managed Investment Portfolios Trust which was established under a Declaration of Trust on October 21, 1996. Each Trust's shares of beneficial interest of $.01 (AARP High Quality Tax Free Money Fund $.001) par value per share are issued in separate series. AARP Cash Investment Funds has three series in addition to AARP High Quality Money Fund that are not currently offered. None of the other Trusts has an existing series which is not currently being offered. Other series may be established and/or offered by the Trusts in the future. Each share of a series represents an interest in that series which is equal to each other share of that series.

         The assets received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that series and constitute the underlying assets of that series. The underlying assets of each series are segregated on the books of account of the Trust, and are to be charged with the liabilities of that series. The Trustees have determined that expenses with respect to all series in a Trust are to be allocated in proportion to the net asset value, or such other reasonable basis, of the respective series in that Trust except where allocations of direct expenses can otherwise be more fairly made. The officers of each Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to all the series in a Trust. Each Trust's Declaration of Trust provides that allocations so made to each series shall be binding on all persons. While each Declaration of Trust provides that liabilities of a series may be satisfied only out of the assets of that series, it is possible that if a series were unable to meet its obligations, a court might find that the assets of other series in the Trust should satisfy such obligations. In the event of the dissolution or liquidation of a Trust, the holders of the shares of each series are entitled to receive as a class the underlying assets of that series available for distribution to shareholders.

         Shareholders are entitled to one vote per share. Separate votes are taken by each series on all matters except where the 1940 Act requires that a matter be decided by the vote of shareholders of all series of a Trust voting together or where a matter affects only one of the series, in which case only shareholders of that series shall vote thereon. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of each Trust's investment advisory agreement is a matter to be determined separately by each series in that Trust. Approval of the agreement by the shareholders of one series in a Trust is effective as to that series whether or not enough votes are received from the shareholders of other series in the Trust to approve such agreement as to the other series.

         The Trustees of each Trust have the authority to establish additional series and to designate the relative rights and preferences as between the series. All shares issued and outstanding of each series that is offered by a Trust will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus.

         Each Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in any of the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                             MANAGEMENT OF THE FUNDS

                  (See "FUND ORGANIZATION" in the Prospectus.)


         Each Trust has retained Scudder, Stevens & Clark, Inc., a Delaware corporation (the "Fund Manager"), to perform management and investment advisory services for the Funds. Each Trust, except AARP Managed Investment Portfolios Trust, has retained the Fund Manager pursuant to Investment Management and Advisory Agreements with each Trust ("Management Agreement") dated February 1, 1994. AARP Managed Investment Portfolios Trust has retained the Fund Manager to perform management and investment advisory services for the Portfolios pursuant to a Special Servicing Agreement dated February 1, 1997.


         Each Management Agreement provides that the Fund Manager will regularly provide, or cause to be provided, to the AARP Funds investment research, advice and supervision and furnish continuously an investment program for the AARP Funds consistent with each Fund's investment objective and policies.

         The Fund Manager assumes responsibility for the compensation and expenses of all officers and executive employees of each Trust and makes available or causes to be made available, without expense to the Trusts, the services of such of its partners, directors, officers and employees as may duly be elected officers or Trustees of a Trust, subject to their individual consent to serve and to any limitations imposed by law, and pays the Trusts' office rent and provides, or causes to be provided, investment advisory, research and statistical facilities and related clerical services. For these services the AARP Funds pay the Fund Manager a monthly fee consisting of a base fee and an individual Fund fee. The base fee is based on average daily net assets of all Funds in the AARP Investment Program, as follows:

           Program Assets                    Annual Rate at Each
             (Billions)                          Asset Level
             ----------                          -----------
              First $2                               0.35%
              Next  $2                               0.33
              Next  $2                               0.30
              Next  $2                               0.28
              Next  $3                               0.26
              Next  $3                               0.25
              Over $14                               0.24

         Total program assets as of September 30, 1996 were over $13 billion.

         All AARP Funds pay a flat individual Fund fee monthly based on the net assets of that Fund, except AARP Diversified Investment Income Portfolio and AARP Diversified Investment Growth Portfolio.

         The individual Fund fees are as follows:

         AARP High Quality Money Fund, 10/1200 of 1% (or approximately .10 of 1% on an annual basis);
         AARP GNMA and U.S.  Treasury Fund,  12/1200 of 1% (or approximately .12 of 1% on an annual basis);
         AARP High Quality Bond Fund,  19/1200 of 1% (or  approximately  .19 of 1% on an annual basis);
         AARP Bond Fund for Income, 28/1200 of 1% (or approximately .28 of 1% on an annual basis);
         AARP High Quality Tax Free Money Fund, 10/1200 of 1% (or approximately .10 of 1% on an annual basis);
         AARP Insured Tax Free General  Bond  Fund,  19/1200 of 1% (or  approximately  .19 of 1% on an annual  basis);
         AARP Balanced  Stock and Bond Fund,  19/1200 of 1% (or approximately  .19 of 1% on an annual  basis);
         AARP  Growth and Income Fund,  19/1200 of 1% (or  approximately  .19 of 1% on an annual basis);
         AARP U.S. Stock Index Fund,  0/1200 of 1% (0 of 1% on an annual basis);
         AARP Global Growth Fund,  55/1200 of 1% (or  approximately .55 of 1% on an  annual  basis);
         AARP  Capital  Growth  Fund,  32/1200  of  1%  (or approximately .32 of 1% on an annual basis);
         AARP International  Stock Fund,  60/1200 of 1% (or  approximately  .60 of 1% on an annual basis);
         AARP Small Company Stock Fund,  55/1200 of 1% (or  approximately .55 of 1% on an annual basis);
         AARP Diversified  Income Portfolio,  n/a;
         AARP Diversified Growth Portfolio, n/a.

         The advisory fees from October 1, 1993 to January 31, 1994 under the previous Investment Management and Advisory Agreements and under the present Investment Management Agreement from February 1, 1994 to September 30, 1994 and for the two fiscal years ended September 30, 1996 were as follows:

                                                                    1994              1995             1996
                                                                    ----              ----             ----
          AARP High Quality Money Fund                          $ 1,244,322       $ 1,492,545      $1,522,929
          AARP GNMA and U.S. Treasury Fund                       26,198,841        22,095,173      21,113,592
          AARP High Quality Bond Fund                             2,952,999         2,600,629      2,550,245
          AARP Bond Fund for Income**                              n.a.             n.a.              n.a.
          AARP High Quality Tax Free Money Fund                     568,107           493,693       453,559
          AARP Insured Tax Free General Bond Fund                 9,944,429         8,813,051      8,665,253
          AARP Balanced Stock and Bond Fund@                        365,435           960,412      1,560,129
          AARP Growth and Income Fund                             9,533,476        12,406,325      17,423,770
          AARP U.S. Stock Index Fund**                             n.a.             n.a.              n.a.
          AARP Global Growth Fund*                                 n.a.             n.a.            266,155
          AARP Capital Growth Fund                                4,184,437         3,988,023      4,626,894
          AARP International Stock Fund**                          n.a.             n.a.              n.a.
          AARP Small Company Stock Fund**                          n.a.             n.a.              n.a.
          AARP Diversified Income Portfolio**                      n.a.             n.a.              n.a.
          AARP Diversified Growth Portfolio**                      n.a.             n.a.              n.a.

         Each Management Agreement provides that the Fund Manager will reimburse the AARP Funds or the Trust for annual expenses in excess of the lowest expense limitation imposed by the states in which the Funds of the particular Trust are at the time offering their shares for sale, although no payments are required to be made by the Fund Manager pursuant to this reimbursement provision in excess of the annual fee paid by the funds of a Trust to the Fund Manager. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitation. The Fund Manager has agreed that its obligation to reimburse the Funds will not be restricted to the amounts of the management fees. Such agreement may be modified or withdrawn without shareholder approval.

         The expense ratios, net of voluntary and statutory fee waivers and reimbursements of expenses, for the periods ended September 30, 1994, 1995 and 1996 were as follows:

                                                                    1994              1995             1996
                                                                    ----              ----             ----

          AARP High Quality Money Fund                              1.13%             .98%             .96%
          AARP GNMA and U.S. Treasury Fund                           .66              .67               .64
          AARP High Quality Bond Fund                                .95              .95               .91
          AARP Bond Fund for Income**                                n.a.              n.a.             n.a.
          AARP High Quality Tax Free Money Fund                      .90              .87               .85
          AARP Insured Tax Free General Bond Fund                    .68              .69               .66
          AARP Balanced Stock and Bond Fund@                        1.31+             1.01              .88
          AARP Growth and Income Fund                                .76              .72               .69
          AARP U.S. Stock Index Fund**                              n.a.              n.a.             n.a.
          AARP Global Growth Fund*                                  n.a.              n.a.             1.75+
          AARP Capital Growth Fund                                   .97              .95               .90
          AARP International Stock Fund**                           n.a.              n.a.             n.a.
          AARP Small Company Stock Fund**                           n.a.              n.a.             n.a.
          AARP Diversified Income Portfolio**                       n.a.              n.a.             n.a.
          AARP Diversified Growth Portfolio**                       n.a.              n.a.             n.a.


         For the fiscal years ended September 30, 1994, 1995 and 1996, the reimbursements by the Fund Manager based on the expense limitation then in effect were as follows:

                                                                    1994              1995             1996
                                                                    ----              ----             ----
          AARP High Quality Money Fund                               --               --                --
          AARP GNMA and U.S. Treasury Fund                           --               --                --
          AARP High Quality Bond Fund                                --               --                --
          AARP Bond Fund for Income**                               n.a.              n.a.             n.a.
          AARP High Quality Tax Free Money Fund                    $8,083             --                --
          AARP Insured Tax Free General Bond Fund                    --               --                --
          AARP Balanced Stock and Bond Fund@                         --               --                --
          AARP Growth and Income Fund                                --               --                --
          AARP U.S. Stock Index Fund**                              n.a.              n.a.             n.a.
          AARP Global Growth Fund*                                  n.a.              n.a.            175,025
          AARP Capital Growth Fund                                   --               --                --
          AARP International Stock Fund**                           n.a.              n.a.             n.a.
          AARP Small Company Stock Fund**                           n.a.              n.a.             n.a.
          AARP Diversified Income Portfolio**                       n.a.             n.a..             n.a.
          AARP Diversified Growth Portfolio**                       n.a.              n.a.             n.a.


@        AARP Balanced Stock and Bond Fund commenced operations on February 1, 1994.
*        AARP Global Growth Fund commenced operations on February 1, 1996.
**       AARP  Bond  Fund  for  Income,  AARP U.S. Stock Index Fund, AARP International Stock Fund,  AARP Small
         Company  Stock  Fund,  AARP Diversified  Income  Portfolio and AARP  Diversified  Growth  Portfolio
         commenced operations on February 1, 1997.
+        Annualized.


         If reimbursement is required, it will be made as promptly as practicable after the end of each Trust's fiscal year. However, no fee payment will be made to the Fund Manager during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment. The amortization of organizational costs is described herein under "ADDITIONAL INFORMATION-- Other Information."

         Under the Management Agreements, each Trust is responsible for all of its other expenses including organizational expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; any fees for portfolio pricing paid to a pricing agent; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing share certificates, if any, and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Fund Manager, Scudder, Stevens & Clark, Inc., AARP Financial Services Corporation or AARP; the cost of preparing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Trust may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Trust. Each Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The custodian agreement for each Trust provides that the custodian shall compute the net asset value for that Trust.

         Each Management Agreement provides that the Fund Manager shall not be required to pay expenses of distribution of the Funds' shares to the extent that
(i) such distribution expenses are, pursuant to a written contract, to be borne by a principal underwriter of the Trust ("Scudder Investor Services, Inc." is principal underwriter for the AARP Trusts), (ii) the Trust shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act ("Rule 12b-1 plan") providing for the Trust (or the Funds or some other party) to assume some or all of such expenses, or (iii) such expenses are required to be paid by Scudder, Stevens & Clark, Inc. To the extent such expenses of distribution are not to be borne by a principal underwriter, or are not permitted to be paid by the Trust (or a Fund or such other party) pursuant to a Rule 12b-1 plan, they are to be assumed by the Fund Manager. (The adoption of a Rule 12b-1 plan by a Trust would require the approval of the Trustees, including a majority of those Trustees who are not interested persons of the Trust, and of a majority of the outstanding voting securities of each Fund.)

         The Management Agreements for all Funds except AARP Global Growth Fund, AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Stock Fund, and AARP Small Company Stock Fund will remain in effect until August 31, 1997 and from year to year thereafter only if their continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreements or "interested persons" of the Fund Manager, Scudder, Stevens & Clark, Inc. or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, with respect to each Fund, by a majority of the outstanding voting securities of that Fund. The Supplement to Investment Management Agreement for the AARP Global Growth Fund will remain in effect until August 31, 1997 and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Fund Manager, Scudder, Stevens & Clark, Inc. or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, by a majority of the outstanding voting securities of the AARP Global Growth Fund. The Supplement to Investment Management Agreement for the AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Stock Fund, and AARP Small Company Stock Fund will remain in effect until August 31, 1998 and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Fund Manager, Scudder, Stevens & Clark, Inc. or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, by a majority of the outstanding voting securities of the particular AARP Fund. In the event a Management Agreement is approved by the shareholders of one of the Funds but not by the shareholders of the other Fund, the Management Agreement will continue in effect as to the former Fund but not the latter. The Management Agreements for all Funds except AARP Global Growth Fund were last approved by the Trustees (including a majority of the Trustees who are not "interested persons") on June 18, 1996 and by the shareholders on January 13, 1994. The Supplement to Investment Management Agreement for AARP Global Growth Fund dated February 1, 1996 was approved by the Trustees on December 13, 1995 and by the initial shareholder on January 24, 1996. The Supplement to Investment Management Agreement for the AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Stock Fund and AARP Small Company Stock Fund, dated February 1, 1997 was approved by the Trustees on December 16, 1996 and by the initial shareholder of each Fund on ____________. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


         Pursuant to a Subadvisory Agreement entered into between the AARP U.S. Stock Index Fund and Bankers Trust Company on February 1, 1997, Bankers Trust Company (the "Subadviser") serves as Subadviser to the AARP U.S. Stock Index Fund. The fee paid to the Subadviser is calculated on a quarterly basis and depends on the level of total assets in the AARP U.S. Stock Index Fund. The fee rate decreases as the level of total assets for the Fund increases. The fee rate for each level of assets is: .07% of the first $100 million of average daily net assets, .03% of such assets in excess of $100 million, and .01% of such assets in excess of $200 million with a minimum annual fee of $75,000. For the first twelve months of management, the Subadviser has agreed to waive a portion of its fee. After the first year, the full fee will be charged.


         A Special Servicing Agreement (the "Service Agreement") has been entered into among the Fund Manager, the Underlying AARP Mutual Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc. and the AARP Managed Investment Portfolios Trust on February 1, 1997. Under the Service Agreement, the Fund Manager will arrange for all services pertaining to the operation of the Trust including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation to act as Shareholder Servicing Agent and Fund Accounting Agent, respectively, for each Portfolio. In addition, the Service Agreement will provide that, if the officers of any Underlying AARP Mutual Fund, at the direction of the Board of Trustees, determine that the aggregate expenses of a Portfolio are less than the estimated savings to the Underlying AARP Mutual Fund from the operation of that Portfolio, the Underlying AARP Mutual Fund will bear those expenses in proportion to the average daily value of its shares owned by that Portfolio. No Underlying AARP Mutual Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying AARP Mutual Funds and the resulting reduction in shareholder servicing costs. In this regard, the shareholder servicing costs to any Underlying AARP Mutual Fund for servicing one account registered to the Trust would be significantly less than the cost to that same Underlying AARP Mutual Fund of servicing the same pool of assets contributed in the typical fashion by a large group of individual shareholders owning small accounts in each Underlying AARP Mutual Fund.

         Based on actual expense data from the Underlying AARP Mutual Funds and certain very conservative assumptions with respect to the Trust, the Fund Manager, the Underlying AARP Mutual Funds, Scudder Service Corporation, Scudder Investor Services, Inc., Scudder Fund Accounting Corporation, Scudder Trust Company and the Series anticipate that the aggregate financial benefits to the Underlying AARP Mutual Funds from these arrangements will exceed the costs of operating the Portfolios. If such turns out to be the case, there will be no charge to the Trust for the services under the Service Agreement. Rather, in accordance with the Service Agreement, such expenses will be passed through to the Underlying AARP Mutual Funds in proportion to the value of each Underlying AARP Mutual Fund's shares held by each Portfolio.

         In the event that the aggregate financial benefits to the Underlying AARP Mutual Funds do not exceed the costs of a Portfolio, the Fund Manager will pay, on behalf of that Portfolio, that portion of costs, as set forth herein, determined to be greater than the benefits. The determination of whether and the extent to which the benefits to the Underlying AARP Mutual Funds from the organization of the Trust will exceed the costs to such funds will be made based upon the analysis criteria set forth in the Order. This cost-benefit analysis was initially reviewed by the Trustees of the Underlying AARP Mutual Funds before participating in the Service Agreement. For future years, there will be an annual review of the Service Agreement to determine its continued appropriateness for each Underlying AARP Mutual Fund.

         Certain non-recurring and extraordinary expenses will not be paid in accordance with the Service Agreement including: the fees and costs of actions, suits or proceedings and any penalties or damages in connection therewith, to which a Portfolio may incur directly, or may incur as a result of its legal obligation to provide indemnification to its officers, trustees and agents; the fees and costs of any governmental investigation and any fines or penalties in connection therewith; and any federal, state or local tax, or related interest penalties or additions to tax, incurred, for example, as a result of the Portfolios' failure to distribute all of its earnings, failure to qualify under subchapter M of the Internal Revenue Code, or failure to timely file any required tax returns or other filings. Under unusual circumstances, the parties to the Service Agreement may agree to exclude certain other expenses.

         Scudder, Stevens & Clark, Inc. is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual Fund to the public. In 1953, Scudder introduced Scudder International Fund, the first Fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The principal source of the Fund Manager's income is professional fees received from providing continuous investment advice, and the firm derives no income from banking, brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Portfolio Trust, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc., and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Fund Manager maintains a large research department, which conducts continuous studies of the factors that affect the condition of various industries, companies and individual securities. In this work, the Fund Manager utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Fund Manager, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

         Certain investments may be appropriate for more than one Fund and also for other clients advised by the Fund Manager. Investment decisions for each Fund and for other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one

Fund or client or in different amounts and at different times for more than one but less than all Funds or other clients. Likewise, a particular security may be bought for one or more Funds or clients when one or more other Funds or clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Funds or clients on the same date. In such event such transactions will be allocated among the Funds and/or clients in a manner believed by the Fund Manager to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other Funds or clients of the Fund Manager in the interest of most favorable net results to the particular Fund.

         Each Management Agreement provides that the Fund Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund Manager in the performance of its duties or from reckless disregard by the Fund Manager of its obligations and duties under the respective agreement.

         In reviewing the terms of each Management Agreement and in discussions with the Fund Manager concerning such agreements, the Trustees of each Trust who are not "interested persons" of that Trust have been represented by independent counsel at the Trust's expense. Dechert Price & Rhoads acts as general counsel for the Trusts.

         Pursuant to a Member Services Agreement with the Fund Manager, dated February 1, 1994, AARP Financial Services Corp. ("AFSC") provides the Fund Manager with nondistribution related service and advice primarily concerning designing and tailoring the AARP Investment Program from Scudder and its Funds to meet the needs of AARP's members on an ongoing basis. AARP Financial Services Corp. receives, as compensation for its services, a Monthly Member Services fee. The fee paid to AFSC is calculated on a daily basis and depends on the level of total assets of the AARP Investment Program. The fee rate decreases as the level of total assets increases. The fee rate for each level of assets is .07 of 1% for the first $6 billion, .06 of 1% for the next $10 billion and .05 of 1% thereafter.

         The Member Services Agreement will remain in effect until August 31, 1997 and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not "interested persons" of the Fund Manager, AFSC, or the Funds cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, with respect to each Fund, by a majority of the outstanding voting securities of that Fund. The continuance of the Member Services Agreement was last approved by the Trustees (including a majority of the Trustees who are not such "interested persons") on June 18, 1996 and by shareholders on January 13, 1994. The Member Services Agreement may be terminated at any time without payment of penalty by the Funds on sixty days' written notice, or by AFSC upon six months' notice to the Funds and to the Fund Manager, and automatically terminates in the event of its assignment or the assignment of the Management Agreement.

         Pursuant to a Service Mark License Agreement, dated March 20, 1996 among the Trusts, except for AARP Managed Investment Portfolios Trust, the Fund Manager and AARP, use of the AARP service marks by a Trust and its Funds will be terminated, unless otherwise agreed to by AARP, upon termination of that Trust's Management Agreement.

         Officers and employees of the Fund Manager from time to time may have transactions with various banks, including the AARP Funds' custodian bank. It is the Fund Manager's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Trustees of a Trust may have dealings with that Trust as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Personal Investments by Employees of Scudder

     Employees of Scudder are permitted to make personal securities transactions, subject to requirements and restrictions set forth in Scudder's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Linda Coughlin#* (45)                 Chairman of the       Managing Director of Scudder,      Director and Senior
                                      Board and Trustee     Stevens & Clark, Inc.              Vice President

Horace B. Deets+* (58)                Vice Chairman and     Executive Director, American       --
                                      Trustee               Association of Retired Persons

Carole Lewis Anderson (52)            Trustee               President, MASDUN Capital          --
3616 Reservoir Road, N.W.                                   Advisors; Formerly Principal,
Washington, DC                                              Suburban Capital Markets, Inc.;
                                                            Director, VICORP Restaurants,
                                                            Inc.; Member of the Board,
                                                            Association for Corporate Growth
                                                            of Washington, D.C.; Trustee,
                                                            Hasbro Children's Foundation and
                                                            Mary Baldwin College

Adelaide Attard (66)                  Trustee               Gerontology Consultant; Member,    --
270-28N Grand Central Parkway                               New York City Department of
Floral Park, NY                                             Aging Advisory Council--
                                                            Appointed by Mayor (1995); Board
                                                            Member, American Association on
                                                            International Aging (1981 to
                                                            present); Commissioner, County
                                                            of Nassau, New York, Dept. of
                                                            Senior Citizen Affairs
                                                            (1971-1991); Chairperson,
                                                            Federal Council on Aging
                                                            (1981-1986)

Cyril F. Brickfield+* (78)            Trustee               Honorary President and Special     --
                                                            Counsel, American Association of
                                                            Retired Persons

                                       62

                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Robert N. Butler, M.D. (70)           Trustee               Director, International            --
211 Central Park West                                       Longevity Center and Professor
Apt. 7F                                                     of Geriatrics and Adult
New York, NY                                                Development; Chairman, Henry L.
                                                            Schwartz Department of
                                                            Geriatrics and Adult
                                                            Development, Mount Sinai Medical
                                                            Center (1982 to present);
                                                            Formerly Director, National
                                                            Institute on Aging, National
                                                            Institute of Health (1976-1982)

Esther Canja+* (69)                   Trustee               Vice President, American           --
                                                            Association of Retired Persons;
                                                            Trustee and Chair, AARP Group
                                                            Health Insurance Plan; Board
                                                            Liaison, National Volunteer
                                                            Leadership Network Advisory
                                                            Committee; Chair, Board
                                                            Operations Committee; AARP State
                                                            Director of Florida (1990-1992)

Edgar R. Fiedler (67)                 Trustee               Senior Fellow and Economic         --
845 Third Ave.                                              Counselor
New York, NY

Lt. Gen. Eugene P. Forrester (70)     Trustee               Lt. General (Retired), U.S.        --
1101 S. Arlington Ridge Rd.                                 Army; International Trade
Arlington, VA                                               Counselor (1983 to present);
                                                            Consultant

Wayne F. Haefer+* (60)                Trustee               Director, Membership Division of   --
                                                            AARP; Formerly Secretary,
                                                            Employee's Pension and Welfare
                                                            Trusts of AARP and Retired
                                                            Persons Services, Inc.

George L. Maddox, Jr. (71)            Trustee               Professor Emeritus and Director,    --
P.O. Box 2920                                               Long Term Care Resources
Duke Univ. Medical Center                                   Program, Duke University Medical
Durham, NC                                                  Center; Professor Emeritus of
                                                            Sociology, Departments of
                                                            Sociology and Psychiatry, Duke
                                                            University

                                       63

                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Robert J. Myers (84)                  Trustee               Actuarial Consultant (1983-        --
9610 Wire Ave.                                              present); Formerly Chairman,
Silver Spring, MD                                           Commission on Railroad
                                                            Retirement Reform (1988-90);
                                                            Deputy Commissioner, Social
                                                            Security Administration
                                                            (1981-1982); Member, National
                                                            Commission on Social Security
                                                            (1978-1981); Formerly Executive
                                                            Director, National Commission on
                                                            Social Security Reform
                                                            (1982-1983); Director: NASL
                                                            Series Trust, Inc. and North
                                                            American Funds, Inc.; Member,
                                                            Prospective Payment Assessment
                                                            Commission.

James H. Schulz (60)                  Trustee               Professor of Economics and         --
158 Scruton Pond Road                                       Kirstein Professor of Aging
Barrington, NH                                              Policy, Policy Center on Aging,
                                                            Florence Heller School, Brandeis
                                                            University

Gordon Shillinglaw (71)               Trustee               Professor Emeritus of              --
196 Villard Ave.                                            Accounting, Columbia University
Hastings-on-Hudson, NY                                      Graduate School of Business

Thomas W. Joseph## (57)               Vice President        Principal of Scudder, Stevens &    Vice President,
                                                            Clark, Inc.                        Director, Treasurer and
                                                                                               Assistant Clerk

David S. Lee## (63)                   Vice President and    Managing Director of Scudder,      President, Assistant
                                      Assistant Treasurer   Stevens & Clark, Inc.              Treasurer and Director

Thomas F. McDonough## (50)            Vice President and    Principal of Scudder, Stevens &    Clerk
                                      Assistant Secretary   Clark, Inc.

Pamela A. McGrath## (43)              Vice President and    Managing Director of Scudder,     --
                                      Treasurer             Stevens & Clark, Inc.

Edward J. O'Connell# (51)             Vice President and    Principal of Scudder, Stevens &    Assistant Treasurer
                                      Assistant Treasurer   Clark, Inc.

James W. Pasman## (44)                Vice President        Principal of Scudder, Stevens &   --
                                                            Clark, Inc.

Kathryn L. Quirk# (44)                Vice President and    Managing Director of Scudder,      Senior Vice President
                                      Secretary             Stevens & Clark, Inc.

                                       64

                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Howard Schneider## (39)               Vice President        Managing Director of Scudder,     --
                                                            Stevens & Clark, Inc.

Cornelia M. Small# (52)               President             Managing Director of Scudder,     --
                                                            Stevens & Clark, Inc.

*        Messrs. Brickfield, Deets, Findlay, Haefer and Ms. Canja and Ms. Coughlin are Trustees of each of the Trusts and are considered by the Trusts and their counsel to be persons who are "interested persons" of the Trusts
         (within the meaning of the 1940 Act).
**       Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
#        Address:  345 Park Avenue, New York, New York
##       Address:  Two International Place, Boston, Massachusetts
+        Address:  601 E Street, N.W., Washington, D.C.

         As of December 31, 1996, all Trustees and officers of the Funds as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act) less than 1% of the outstanding shares of each Fund. To the best of the Trusts' knowledge as of December 31, 1996 no person owned beneficially more than 5% of the outstanding shares of any of the Trusts.

                                  REMUNERATION

         Several of the officers and Trustees of the Trusts may be officers or employees of Scudder, Stevens & Clark, Inc., Scudder Service Corporation, Scudder Investor Services, Inc., Scudder Fund Accounting Corp., or Scudder Trust Company and will participate in the fees received by such entities. No individual affiliated with AARP will participate directly in any such fees. The Trusts pay no direct remuneration to any officer of the Trusts. However, each of the Trustees who is not affiliated with Scudder, Stevens & Clark, Inc. or AARP will be paid by the Trust(s) for which he or she serves as Trustee. Until September 30, 1996, each of these unaffiliated Trustees received an annual fee of $2000 from each Fund for which he or she serves plus $270 for each Trustees' meeting and $200 for each audit committee meeting or meeting held for the purpose of considering arrangements between the Fund and the Fund Manager or any of its affiliates attended. Each unaffiliated Trustee also received $100 per committee meeting, other than an audit committee meeting, attended. If any such meetings are held jointly with meetings of one or more mutual funds advised by the Fund Manager, a maximum fee of $800 for meetings of the Board, meetings of the unaffiliated members of the Board for the purpose of considering arrangements between the Fund and the Fund Manager or any of its affiliates or the audit committees of such Funds, and $400 for all other committee meetings or meetings of the unaffiliated members of the Board is paid, to be divided equally among the Funds. Effective October 1, 1996, each unaffiliated Trustee will receive an annual retainer of $10,000 for serving as a Trustee of the AARP Investment Program. In addition, each Trustee will receive from each Fund, a fee of $175 for attending each Trustees' meeting; $150 for attending each audit and contract committee meeting; $100 for attending each nominating committee meeting; and $125 for attending each additional committee meeting. For the year ended September 30, 1996, the Trustees' fees and expenses for nine of the Funds were as follows:

                   Fund                            Expense
                   ----                            -------

 AARP High Quality Money Fund                        $19,028
 AARP GNMA and U.S. Treasury Fund                     29,609
 AARP High Quality Bond Fund                          29,612
 AARP High Quality Tax Free Money Fund                25,712
 AARP Insured Tax Free General Bond Fund              25,715
 AARP Balanced Stock and Bond Fund                    24,005
 AARP Growth and Income Fund                          24,002

 AARP Global Growth Fund                              15,157
 AARP Capital Growth Fund                             24,009

The  following  table  shows  the  aggregate   compensation   received  by  each
unaffiliated Trustee from each Trust and from all AARP Trusts and Scudder Fund complex for the year ended December 31, 1996.

                          AARP Cash       AARP       AARP Tax                     All AARP Trusts
                          Investment     Income     Free Income       AARP          and Scudder
Name                         Fund         Trust       Trust        Growth Trust     Fund Complex
----                         ----         -----       -----        ------------     ------------
Carole L. Anderson                                                                   (__ funds)

Adelaide Attard                                                                      (__ funds)

Robert N. Butler                                                                     (__ funds)

Mary Johnston Evans                                                                  (__ funds)

Edgar R. Fiedler                                                                     (__ funds)

Eugene P. Forrester                                                                  (__ funds)

William B. Macomber                                                                  (__ funds)

George L. Maddox, Jr.                                                                (__ funds)

Robert J. Myers                                                                      (__ funds)

James H. Schulz                                                                      (__ funds)

Gordon Shillinglaw                                                                   (__ funds)

+     AARP Diversified  Investment Income Portfolio and AARP Diversified  Investment  Growth Portfolio,  series of AARP
      Investment Portfolio Trust, commenced operations on February 1, 1997.
      AARP Cash Investment Fund consists of one Fund:  AARP High Quality Money Fund.
      AARP Income Trust consists of three Funds:  AARP GNMA and U.S.  Treasury  Fund,  AARP High Quality Bond Fund, and
      AARP Bond Fund for Income.*
      AARP Tax Free Income  Trust  consists of two Funds:  AARP High  Quality Tax Free Money Fund and AARP  Insured Tax
      Free General Bond Fund.
      AARP Growth Trust consists of seven Funds:  AARP Balanced Stock and Bond Fund,  AARP U.S. Stock Index Fund,* AARP
      Growth and Income Fund, AARP Global Growth Fund,* AARP Capital Growth Fund, AARP  International  Stock Fund,* and
      AARP Small Company Stock Fund.*

*     AARP Global Growth Fund  commenced  operations on February 1, 1996.  AARP Bond Fund for Income,  AARP U.S.  Stock
      Index Fund, AARP International Stock Fund, and AARP Small Company Stock Fund commenced  operations on February 1,
      1997.

**    Mr. Fiedler received $______ through a deferred  compensation  program.  As of December 31, 1996, Mr. Fiedler had a total of $______  accrued in a deferred  compensation  program for serving on the Board of Directors of Scudder
      Institutional Fund, Inc. and Scudder Fund, Inc.

                                   DISTRIBUTOR

         Each of the Trusts has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of Scudder, Stevens & Clark, Inc., a Delaware corporation. The underwriting agreements dated September 4, 1985 will remain in effect until August 31, 1997 and from year to year thereafter only if their continuance is approved annually by a majority of the members of the Board of Trustees of each Trust who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees of each Trust or a majority of the outstanding voting securities of each Trust.

         Under each Trust's principal underwriting agreement, the Trust is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the

Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Trust; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); and the cost of printing and postage of business reply envelopes.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of shares of the Funds to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of customer service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Trust.

         Note: Although each Trust does not currently have a Rule 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreements provide that the Trust will also pay those fees and expenses permitted to be paid or assumed by that Trust pursuant to a Rule 12b-1 Plan, if any, adopted by each Trust, notwithstanding any other provision to the contrary in the underwriting agreement and each Trust or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         As agent, the Distributor currently offers shares of the Funds to investors in all states. Each underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of any of the Funds.

                                      TAXES

 (See "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" in the Prospectus.)

         Each AARP Fund has qualified and intends to elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code (the "Code"), as amended, since its inception and intends to continue to so qualify. (Such qualification does not involve supervision of management or investment practices or policies by a government agency.) In any year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, and at least 90% of its net tax-exempt income, if any, the Fund generally is not subject to Federal income tax to the extent that it distributes to shareholders its investment company taxable income and net realized capital gains in the manner required under the Code.

         Each AARP Fund must distribute its taxable income according to a prescribed formula and will be subject to a 4% nondeductible excise tax on amounts not so distributed. The formula requires a Fund to distribute each calendar year at least 98% of its ordinary income (excluding tax-exempt income) for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and any ordinary income and capital gains for prior years that was not previously distributed.

         To qualify under Subchapter M, gains from the sale of stock, securities and certain options, futures and forward contracts held for less than three months must be limited to less than 30% of each Fund's annual gross income. Moreover, short-term gains (i.e., gains from the sale of securities held for one year or less) are taxed as ordinary income when distributed to shareholders. Options, futures and forward activities of the AARP Funds may increase the amount of the short-term gains and gains that are subject to the 30% limitation.

         The determination of the nature and amount of investment company taxable income of a Fund will be based solely on the transactions in, and on the income received and expenses incurred by or allocated to, the Fund. Each AARP Fund intends to offset any realized net capital gains against any capital loss carryforward before making capital gains distributions to shareholders.

         Distributions of any investment company taxable income (which includes interest, dividends and the excess of net short-term capital gain over net long-term capital loss, less expenses) are taxable to shareholders as ordinary income.

         Generally, each Fund will distribute any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss). If a Fund retains its net capital gains for investment, requiring Federal income tax to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to its shareholders. As a result, shareholders (a) will be required to include in income for Federal income tax purposes, as long-term capital gains, their proportionate share of such undistributed amounts and (b) will be entitled to credit their proportionate share of the Federal income tax paid thereon by the Fund against their Federal income tax liability. In the case of shareholders whose long-term capital gains would be taxed at a lower rate, the amount of the credit for tax paid by a Fund in excess of the shareholder's actual tax on capital gains may be applied to reduce the net amount of tax otherwise payable by such shareholders in respect of their other income or, if no tax is payable, the excess may be refunded. For Federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between its pro rata share of such gains and its tax credit. If a Fund retains net capital gains, it may not be treated as having met the excise tax distribution requirement.


         Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain on such shares.


         Distributions of investment company taxable income and net realized capital gains by a Fund will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon distribution which will nevertheless be taxable to them.

         Shareholders who redeem, sell or exchange shares of a Fund may realize gain or loss if the proceeds are more or less than the shareholder's purchase price. Such gain or loss generally will be a capital gain or loss if the Fund shares were capital assets in the hands of the shareholder, and generally will be long- or short-term, depending on the length of time the Fund shares were held. However, if a shareholder realizes a loss on the sale of a share held at the time of sale for six months or less, such loss will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. A gain realized on a redemption, sale or exchange will not be affected by a reacquisition of shares. A loss realized on a redemption, sale or exchange, however, will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Equity options (including options on stock and options on narrow-based stock indexes) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Fund's holding period for the option and in the case of an exercise of a put option on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security of the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by a Fund is exercised, the character of the gain or loss depends on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

         Many futures contracts, certain foreign currency forward contracts and all listed nonequity options (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will constitute "section 1256 contracts." Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or losses. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on October 31) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income.


         Positions of a Fund which consist of at least one security and at least one option or other position with respect to the security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.


         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract, foreign currency forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Proposed regulations have been issued which may allow the Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. No mark to market losses may be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by those countries.

         Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount represents interest for Federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount earned in a given year generally is treated for Federal income tax purposes as income earned by the Funds, and therefore is subject to the distribution requirements of the Code. The amount of income earned by the Funds is determined on the basis of a constant yield to maturity which takes into account at least semi-annual or annual compounding (depending on the date of the security) of accrued interest.

         In addition, some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of many debt securities, including tax-exempt securities having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Funds at a constant rate over the time remaining to the debt security's maturity or, at the election of the Funds, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         In addition to Federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions from the Funds. Under the laws of certain states, distributions of investment company taxable income are taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by the resident of such state, would be exempt from such state's income tax. Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Funds in their own state and localities.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, Trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her.

         Special Information Regarding AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund: Each of the AARP Tax Free Income Funds intends to qualify to pay "exempt-interest dividends" to its shareholders. Each Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities of states, U.S. possessions, their political subdivisions, and the District of Columbia, the interest on which is exempt from Federal tax. To the extent that the Funds' dividends distributed to shareholders are derived from earnings on interest income exempt from Federal tax and are designated as "exempt-interest dividends" by the Funds, they will be excludable from a shareholder's gross income for Federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits. In addition, interest on certain municipal obligations (private activity bonds) will be treated as a preference item for purposes of calculating the alternative minimum tax for individuals and for corporations. Similarly, income distributed by the Funds, including exempt-interest dividends, may constitute an adjustment to alternative minimum taxable income of corporate shareholders. The Funds do not intend to purchase any private activity bonds. The Funds will inform shareholders annually as to the portion of the distributions from the Funds which constituted "exempt-interest dividends."

         To the extent that the Funds' dividends are derived from interest on their temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, they are considered ordinary taxable income for Federal income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable at long-term capital gain rates regardless of the length of time the shareholder has owned Fund shares. However, if a shareholder realizes a loss on the sale of a share held at the time of sale for six months or less, such loss will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, a loss realized by a shareholder on the sale of shares of the Funds with respect to which exempt-interest dividends have been paid will be disallowed if such shares have been held by the shareholder for six months or less (to the extent of exempt-interest dividends paid).

         Under the Code, a shareholder's interest expense deductions with respect to indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as either of the AARP Tax-Free Funds, may be limited. In addition, under rules issued by the Internal Revenue Service for determining when borrowed Funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed Funds even though the borrowed Funds are not directly traceable to the purchase of shares.

         Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuer. Neither AARP, the Fund Manager, nor Counsel to the Funds makes any review of proceedings relating to the issuer of municipal securities or the bases of such opinions.

         The foregoing description regarding the AARP Tax-Free Funds relates only to Federal income tax law. Investors should consult with their tax advisers as to exemption from other state or local law. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Funds.

                        BROKERAGE AND PORTFOLIO TURNOVER

Brokerage Commissions

         To the maximum extent feasible the AARP Funds' investment adviser will place orders for portfolio transactions through the Distributor, which in turn will place orders on behalf of the AARP Funds with other brokers and dealers. The Distributor receives no commission, fees or other remuneration from the Funds for this service. Allocation of brokerage is supervised by the Fund Manager.

         Purchases and sales of fixed-income securities for the AARP Funds are generally placed by the Fund Manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The primary objective of the Fund Manager in placing orders for the purchase and sale of assets for the AARP Funds' portfolios is to obtain the most favorable net results, taking into account such factors as price, commission (which is negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Fund Manager seeks to evaluate the overall reasonableness of brokerage commissions paid through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the AARP Funds to reported commissions paid by others. The Fund Manager reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         AARP Diversified Portfolio Investments are made directly in Underlying AARP Funds with no commission.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Fund Manager's practice to place such orders with brokers and dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes, or who supply research, market and statistical information to the Funds or the Fund Manager. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and concerning the performance of accounts. The Fund Manager is not authorized, when placing portfolio transactions for the AARP Funds, except for the AARP Growth Funds, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Fund Manager will not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the Funds. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Subject to obtaining the most favorable results, the Fund Manager may place particular transactions through the Distributor, with the net commission or fee being credited against the fee payable to the Fund Manager. The Distributor, however, does not intend to engage in a general brokerage business. Also subject to obtaining the most favorable net results, the Fund Manager may place brokerage transactions with Bear, Stearns & Co.

         Although certain research, market and statistical information from brokers and dealers can be useful to the AARP Funds and to the Fund Manager, it is the opinion of the Fund Manager that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Fund Manager's staff. Such information may be useful to the Fund Manager in providing services to clients other than the AARP Funds, and not all such information is used by the Fund Manager in connection with the AARP Funds. Conversely, such information provided to the Fund Manager by brokers and dealers through whom other clients of the Fund Manager effect securities transactions may be useful to the Fund Manager in providing services to the AARP Funds.

         For the fiscal years ended September 30, 1994, 1995 and 1996 the AARP Growth and Income Fund paid brokerage commissions of $2,319,113, $1,690,604 and $___________ and the AARP Capital Growth Fund paid brokerage commissions of $1,156,320, $2,636,662, and $___________, both respectively. For the fiscal period ended September 30, 1994, and for the fiscal years ended September 30, 1995 and 1996, the AARP Balanced Stock and Bond Fund paid brokerage commissions of $152,376, $149,816, and $__________, respectively. For the fiscal period February 1, 1996 (commencement of operations) until September 30, 1996, the AARP Global Growth Fund paid brokerage commissions of $__________. In the fiscal year ended September 30, 1996, $__________ (___%) of the total brokerage commissions paid by AARP Growth and Income Fund and $____________ (___%) by AARP Capital Growth Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The amount of such transactions aggregated $_____________ for the AARP Capital Growth Fund, (___% of all brokerage transactions) and $____________ (___%) of all brokerage transactions) for the AARP Growth and Income Fund. The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or other special factors. For the fiscal year ended September 30, 1996, $________ (___%) of the total brokerage commissions paid by AARP Balanced Stock and Bond Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The amount of such transactions aggregated $_____________ for AARP Balanced Stock and Bond Fund, (___% of all brokerage transactions). For the fiscal period ended September 30, 1996, $________ (___%) of the total brokerage commissions paid by AARP Global Growth Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or other special factors.

         The Trustees review from time to time whether the recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable. To date, no recapture has been effected.

Portfolio Turnover

         Fund   securities   may  be  sold  to  take   advantage  of  investment
opportunities arising from changing market levels or yield relationships. Although such transactions involve additional costs in the form of spreads or commissions, they will be undertaken in an effort to improve the overall investment return of a Fund, consistent with that Fund's objectives. The portfolio turnover rate of a Fund is defined in a Rule of the SEC as the lesser of the value of securities purchased or securities sold during the year, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. The portfolio turnover rates for the fiscal years ended September 30, 1994, 1995, and 1996 for five of the non-money market Funds were:
AARP GNMA and U.S. Treasury Fund, 114.54%, 70.35%, and 83.44%; AARP High Quality Bond Fund, 63.75%, 201.07%, and 169.96%; AARP Insured Tax Free General Bond Fund, 38.39%, 17.45%, and 18.69%; AARP Growth and Income Fund, 31.82%, 31.26%,
and 25.02%; AARP Capital Growth Fund, 79.65%, 98.44%, and 64.84%, all respectively. The portfolio turnover rate for the period ended September 30, 1994 and for the fiscal years ended September 30, 1995 and 1996 for the AARP Balanced Stock and Bond Fund was 49.32%, 63.77%, and 35.22%, respectively. The portfolio turnover rate for AARP Global Growth Fund for the period February 1, 1996 (commencement of operations) to September 30, 1996 was 12.56%. Under normal investment conditions, it is anticipated that the AARP Bond Fund for Income's, the AARP U.S. Stock Index Fund's, the AARP International Stock Fund's or the AARP Small Company Stock Fund's annual portfolio turnover rate will not exceed 75% for the initial fiscal year. It is also anticipated that the annual portfolio turnover rate for AARP Diversified Growth Portfolio and AARP Diversified Income Portfolio will not exceed 50% for the initial fiscal year.

                                 NET ASSET VALUE

AARP Money Funds

         The net asset value per share of the Fund is computed twice daily as of twelve o'clock noon and the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day when the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value is determined by dividing the total assets of the Fund, less all of its liabilities, by the total number of shares of the Fund outstanding. The Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 under the 1940 Act. Under this method, portfolio securities for which market quotations are readily available and which have remaining maturities of more than 60 days from the date of valuation are valued at the mean between the over-the-counter bid and asked prices. Securities which have remaining maturities of 60 days or less are valued by the amortized cost method; if acquired with remaining maturities of 61 days or more, the cost thereof for purposes of valuation is deemed to be the value on the 61st day prior to maturity. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. For example, securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. Determinations of net asset value per share for the Fund made other than as of the close of the Exchange may employ adjustments for changes in interest rates and other market factors.

AARP Non-Money Market Funds

         The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities purchased with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         Trading in securities on foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined by each Trust's Board of Directors. Shares of AARP Underlying Funds in which the AARP Diversified Portfolios invest in next determine net asset value after the order is placed.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The financial statements of the AARP Funds included in the Annual Report to shareholders dated September 30, 1996, have been examined by Price Waterhouse LLP, independent accountants, and are incorporated by reference into this Statement of Additional Information in reliance upon the accompanying report of said firm, which report is given upon their authority as experts in accounting and auditing.

Shareholder Indemnification

         Each of the Trusts is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself would be unable to meet its obligations. No series of one Trust is liable for the obligations of another series in the AARP Complex.

Ratings of Corporate Bonds

         The three highest ratings of Moody's for corporate bonds are Aaa, Aa and A. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa securities. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Although factors giving security to principal and interest on bonds rated A are adequate, other elements may be present which suggest a susceptibility to impairment sometime in the future.

         The three highest ratings of S&P for corporate bonds are AAA (Prime), AA (High-grade) and A. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rating issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Ratings of Commercial Paper

         The ratings Prime-1 and Prime-2 are the highest commercial paper ratings assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; 6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Prime-2 ratings are assigned by Moody's to commercial paper issuers which have a strong capacity for meeting their obligations in a timely fashion. However, their financial, economic and managerial capacities will be less than that of Prime-1 borrowers. Financial characteristics such as earnings, coverage ratios and capitalization will be more affected by external economic factors than Prime-1 borrowers. Liquidity is still believed to be ample.

         The two highest ratings of S&P for commercial paper are A-1 and A-2. Commercial paper rated A-1 or better by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.

         S&P will assign an A-2 rating to the commercial paper of companies which have the capacity for timely payment on issues. However, the relative degree of safety is less than for issuers rated A-1.

Ratings of Municipal Bonds

         The three highest ratings of Moody's for municipal bonds are Aaa, Aa, and A. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the

Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         The three highest ratings of S&P for municipal bonds are AAA (Prime), AA (High-grade), and A (Good grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of Funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

         S&P's top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

         The ratings F-1+ and F-1 are the two highest ratings assigned by Fitch. Among the factors considered by Fitch in assigning these rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt;
(4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is within these two ratings.

Other Information

         Each AARP Fund has a fiscal year ending on September 30.

The CUSIP for AARP High Quality Money Fund is 000036E-10-7
The CUSIP for AARP GNMA & U.S. Treasury Fund is 00036M-10-9.
The CUSIP for AARP High Quality Bond Fund is 00036M-20-8.
The CUSIP for AARP Bond Fund for Income Fund is 00036M-30-7.
The CUSIP for AARP Tax Free Money Fund is 00036Q-10-0.
The CUSIP for AARP Insured Tax Free General Bond Fund is 00036Q-20-9. The CUSIP for AARP Balanced Stock & Bond is 00036J-30-4.
The CUSIP for AARP Growth & Income Fund is 00036J-10-6.
The CUSIP for AARP Capital Growth Fund is 00036J-20-5.
The CUSIP for AARP Global Growth Fund is 00036J-40-3.
The CUSIP for AARP U.S. Stock Index Fund is 00036J-50-2
The CUSIP for AARP International Stock Fund is 00036J-60-1.
The CUSIP for AARP Small Company Stock is 00036J-70-0.
The CUSIP for AARP Diversified Income Portfolio is 00036W-10-7.
The CUSIP for AARP Diversified Growth Portfolio is 00036W-20-6.

         Portfolio securities of the AARP Funds except AARP Global Growth Fund are held separately, pursuant to a custodian agreements with each Trust, by State Street Bank and Trust Company of Boston as Custodian.

         Portfolio securities of AARP Global Growth Fund are held separately, pursuant to a custodian agreement with AARP Growth Trust on behalf of AARP Global Growth Fund, by Brown Brothers Harriman & Co. of Boston as Custodian.

         Each Trust has shareholder servicing agreements with Scudder Service Corporation ("SSC"), a subsidiary of Scudder, Stevens & Clark, Inc. SSC is the transfer agent, dividend disbursing and shareholder service agent for each Fund. Shareholder service expenses charged by SSC were for AARP High Quality Money Fund, $1,526,580; AARP GNMA and U.S. Treasury Fund, $7,340,012; AARP High Quality Bond Fund, $1,586,232; AARP High Quality Tax Free Money Fund, $304,924; AARP Insured Tax Free General Bond Fund, $1,925,762; AARP Balanced Fund, $724,796; AARP Growth and Income Fund, $3,850,612; and AARP Capital Growth Fund, $1,176,990, for the fiscal year ended September 30, 1996. Shareholder service expenses charged by SSC for AARP Global Growth Fund were $178,759 for the period February 1, 1996 (commencement of operations) to September 30, 1996. Not all of these fees were paid in full at the fiscal year end.

         The firm of Dechert Price & Rhoads of Washington, D.C. is counsel for the Trusts.

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of Scudder, Stevens & Clark, Inc., computes net asset value for each Fund. AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund each pay Scudder Fund Accounting an annual fee equal to 0.020% on the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million, up to and including $1 billion and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP Insured Tax Free General Bond Fund pays Scudder Fund Accounting an annual fee equal to 0.024% on the first $150 million of average daily net assets, 0.0070% on such assets in excess of $150 million up to and including $1 billion, and 0.0040% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund and AARP Bond Fund for Income each pay Scudder Fund Accounting an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund, AARP Capital Growth Fund and AARP Small Company Stock Fund each pay Scudder Fund Accounting an annual fee equal to 0.025% on the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges. AARP Global Growth Fund and Scudder International Stock Fund each pay Scudder Fund Accounting Corporation an annual fee equal to 0.065% on the first $150 million of average daily net assets, 0.0400% of such assets in excess of $150 million up to and including $1 billion, and 0.0200% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

         Scudder Investor Services, Inc. is the Distributor for each Fund. For the fiscal years ended September 30, 1996, 1995 and 1994, the Distributor was paid $___________, $___________ and $___________ , respectively by AARP High
Quality Money Fund,  $___________,  $___________ and $___________ , respectively by AARP GNMA and U.S. Treasury Fund, $___________, $___________ and $___________
, respectively by AARP High Quality Bond Fund, $___________, $___________ and $___________ , respectively by AARP High Quality Tax Free Money Fund, $___________, $___________ and $___________ , respectively by AARP Insured Tax
Free General Bond Fund, $___________ by AARP Balanced Stock and Bond Fund, $___________, $___________ and $___________ , respectively by AARP Growth and
Income Fund, $___________,  $___________ and $___________ , respectively by AARP
Global  Growth  Fund  and   $___________,   $___________   and   $___________  ,
respectively by AARP Capital Growth Fund.

         Many of the investment changes in the Funds will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders. These transactions will reflect investment decisions made by the Fund Manager in light of the objectives and policies of the Funds, and such factors as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         Costs of $__________ incurred by AARP Bond Fund for Income in conjunction with its organization are amortized over the five year period beginning ____________.

         Costs of $__________ incurred by AARP U.S. Stock Index Fund in conjunction with its organization are amortized over the five year period beginning ____________.

         Costs of $__________ incurred by AARP International Stock Fund in conjunction with its organization are amortized over the five year period beginning ____________.

         Costs of $__________ incurred by AARP Small Company Stock Fund in conjunction with its organization are amortized over the five year period beginning ____________.

         Costs of $__________ incurred by AARP Diversified Income Portfolio in conjunction with its organization are amortized over the five year period beginning ____________.

         Costs of $__________ incurred by AARP Diversified Growth Portfolio in conjunction with its organization are amortized over the five year period beginning ____________.

         Each Trust is located at Two International Place, Boston, Massachusetts 02110-4103 (telephone: 1-800-253-2277). Each has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of the Funds offered by the Prospectus. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statements, certain parts of which are omitted in accordance with Rules and Regulations of the SEC. The Registration Statements may be inspected at the principal office of the SEC at 450 Fifth Street, N.W., Washington, D.C. and copies thereof may be obtained from the SEC at prescribed rates.

         The following chart demonstrates that tax-free yields are equivalent to higher taxable yields due to their tax-exempt status. For example, tax-free interest of 5% is the equivalent of 6.94% taxable in a 28% tax bracket.
Please refer to the chart for more examples.

Tax-Exempt Income vs. Taxable Income

         The following table illustrates comparative yields from taxable and tax-exempt obligations under federal income tax rates in effect for the 1996 calendar year.

          1996 Taxable Income                           To Equal Hypothetical Tax-Free Yields of 5%,
          Brackets                                        7% and 9%, a Taxable Investment Would
                                                                      Have To Earn**

                 Individual             Federal
                   Return              Tax Rates            5%                7%                9%
                   ------              ---------            --                --                --

          $0 - $23,350                   15.0%             5.88%            8.24%             10.59%
          $23,351 - $56,550              28.0%             6.94%            9.72%             12.50%
          $56,551 - $117,950             31.0%             7.25%            10.14%            13.04%
          $117,951 - $256,500            36.0%             7.81%            10.94%            14.06%
          Over $256,500                  39.6%             8.28%            11.59%            14.90%

                   Joint                Federal
                   Return              Tax Rates            5%                7%                9%
                   ------              ---------            --                --                --

          $0 - $39,000                   15.0%             5.88%            8.24%             10.59%
          $39,001 - $94,250              28.0%             6.94%            9.72%             12.50%
          $94,251 - $143,600             31.0%             7.25%            10.14%            13.04%
          $143,601 - $256,500            36.0%             7.81%            10.94%            14.06%
          Over $256,500                  39.6%             8.28%            11.59%            14.90%

**       These illustrations  assume the Federal  alternative minimum tax is not applicable,  that an individual is not a "head  of  household"  and  claims  one  exemption  and  that  taxpayers  filing a joint  return  claim  two


                                       78

         exemptions.  Note also that these  federal  income tax brackets and rates do not take into account the effects of (i) a reduction in the  deductibility  of itemized  deductions for taxpayers  whose federal  adjusted gross income exceeds $114,700 ($57,350 in the case of a married  individual  filing a separate  return),  or of (ii)
         the gradual  phaseout of the personal  exemption  amount for  taxpayers  whose federal  adjusted  gross income exceeds  $114,700  (for  single  individuals)  or $172,050  (for  married  individuals  filing  jointly).  The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.

Example:*

         Based on 1996 federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $40,000 would have to earn a tax-equivalent yield of 6.94% in order to match a tax-free yield of 5%.

         There is no guarantee that a Fund will achieve a specific yield. While most of the income distributed to the shareholders of each Fund will be exempt from federal income taxes, portions of such distributions may be subject to federal income taxes. Distributions may also be subject to state and local taxes.

*        Net  amount  subject  to  federal  income  tax  after   deductions  and
         exemptions, exclusive of the alternative minimum tax.

                              FINANCIAL STATEMENTS

         The financial statements and notes, including the investment portfolio, of each AARP Fund, together with the Report of Independent Accountants and Supplementary Information are incorporated by reference.

Annual
REPORT TO SHAREHOLDERS

SEPTEMBER 30, 1996

AARP Investment Program
from SCUDDER

      TABLE OF CONTENTS


    Letter to Shareholders                                              2

    Special Section of the Annual Report                                7

    AARP Fund Reports                                                  11

    AARP High Quality Money Fund                                       12

    AARP High Quality Tax Free Money Fund                              13

    AARP GNMA and U.S. Treasury Fund                                   14

    AARP High Quality Bond Fund                                        16

    AARP Insured Tax Free General Bond Fund                            18

    AARP Balanced Stock and Bond Fund                                  20

    AARP Growth and Income Fund                                        22

    AARP Global Growth Fund                                            24

    AARP Capital Growth Fund                                           26

    AARP Funds' Investment Portfolios                                  28

    Financial Statements                                               74

    Financial Highlights                                               81

    Notes to Financial Statements                                      86

    Report of Independent Accountants                                  92

    Shareholder Meeting Results                                        93

    Officers and Trustees                                              95

    Service and Tax Information                                Back Cover

LETTER TO SHAREHOLDERS

                                AARP Investment Program
                                           from Scudder



      Dear Shareholders,

               The period covered by this Annual Report -- October 1, 1995 through September 30, 1996 -- was a volatile time for investors. While the stock market soared to new heights, there were significant dips along the way. At the same time, bond investments struggled for much of 1996, as long-term interest rates rose. The AARP Mutual Funds were shielded from some of this volatility because of the conservative investment strategies we use to reduce share price fluctuation. Beginning on page 12, you can find performance information on the AARP Mutual Funds. We think you will be pleased that despite some fluctuation, the AARP Mutual Funds provided generally healthy returns.

               During uncertain times such as that of the period covered by this Report, some of you may be wondering if you are invested properly -- should you have less in stocks and more in bonds, more in stocks and less in bonds, or less invested in long-term investments and more in money market investments? If you are reassessing your portfolio, we encourage you to read the Special Section to the Report this year beginning on page
      7. It provides a basic guide to allocating your assets.

               First, though, we would like to spend a few paragraphs looking back on the past year in the financial markets and then review some matters specific to the AARP Investment Program.

      THE U.S. ECONOMY AND THE FINANCIAL MARKETS

               The volatility in the markets since the beginning of the year underscored the uncertainty about the direction of the U.S. economy. Though we have enjoyed a period of low inflation and low interest rates, intermittent signs of strengthening activity have raised fears of increasing inflation. At the same time, disappointing earnings announcements from time to time have caused the stock market to question the longevity of the economic expansion. Simultaneous fears of economic strengths and weaknesses have caused both markets to react dramatically.

      THE STOCK MARKET

               The stock market, as measured by the Dow Jones Industrial Average (the price-weighted average of 30 actively traded blue-chip stocks), has been on an upward trend for more than a year, reaching new highs. This strong stock market has not come easily, however. In fact, there have been a record number of days in 1996 when the Dow has been up or down 50 points from the previous day's close. If you look to the graph on page 4, you can see how much the Dow has fluctuated. What is compelling about this graph is that the Dow not only survived several setbacks, but sometimes recouped most of its losses within a day or two. Back in March, for example, in reaction to a strong employment report from the Federal Government announcing a 509,000 increase in employed individuals, investors began selling stocks at a furious pace fearing inflation. Consequently, the Dow dropped 171 points in one day -- the third largest point decline in the history of the Dow -- only to gain 110 points the next business day. From the beginning of the period covered by this Report on October 1, 1995 to its end on September 30, 1996, the Dow rose from 4761.26 to 5882.17, posting a 23.5% gain.

      THE BOND MARKET

               Bond investors have experienced a disappointing year as fears of inflation, fueled by strong economic growth, caused long-term interest rates to rise. As you can see in the graph on page 4, long-term interest rates, as measured by the 30-year Treasury bond, rose from 6.57% on September 30, 1995 to 6.92% on September 30, 1996. If you look closely, you will see that long-term rates were as low at 5.95% back in early January and as high as 7.25% in July.

               Unlike long-term rates, short-term interest rates are more directly driven by actions of the Federal Reserve Board (the Fed). The Fed lowered short-term interest rates back in January and, despite much speculation of impending changes, has not made any moves since. Short-term rates, in turn, have remained low over this period. Short-term rates (as measured by the three-month Treasury bill) were 5.40% on September 30, 1995 and 5.01% on September 30, 1996.

      WHAT THIS MEANS FOR INVESTORS

               Stock investors should remember that while stock prices have historically trended upward, markets do not move up in a straight line. Volatility in the stock market, including periods when returns are negative, cannot be predicted but are normal and should be expected. For bonds, daily volatility remains high, but long-term interest rates have remained within a small band (6.75% - 7.25%) over the past several months. Yet, the direction of interest rates remains uncertain. It appears the Fed believes that the economy is cooling down, rather than heating up. After weeks of speculation that the Fed would take pre-emptive measures against inflation, its officials decided not to raise the federal funds rate -- the rate which banks charge each other for overnight loans -- at their meeting on September 24, 1996.

LINE CHART TITLE:               Stock Market

CHART PERIOD:
         (PLOTTED WEEKLY FROM OCTOBER 1, 1995 TO SEPTEMBER 30, 1996)

CHART DATA:


                                 10/1/95           4789
                                                   4769
                                                   4794
                                                   4795
                                                   4755
                                                   4870
                                                   4990
                                                   5049
                                                   5074
                                                   5157
                                                   5177
                                                   5098
                                 12/31/95          5117
                                                   5181
                                                   5061
                                                   5185
                                                   5395
                                                   5542
                                                   5503
                                                   5630
                                                   5486
                                                   5470
                                                   5585
                                                   5637
                                 3/31/96           5587
                                                   5682
                                                   5532
                                                   5535
                                                   5567
                                                   5518
                                                   5687
                                                   5762
                                                   5643
                                                   5697
                                                   5649
                                                   5705
                                 6/30/96           5655
                                                   5588
                                                   5511
                                                   5427
                                                   5473
                                                   5681
                                                   5689
                                                   5723
                                                   5616
                                                   5660
                                                   5839
                                                   5888
                                 9/30/96           5873


CAPTION TO PRECEDING CHART:

The stock market, as measured by the unmanaged Dow Jones Industrial Average, gained 23.5% over the last year.

LINE CHART TITLE:               Long-Term Interest Rates

CHART PERIOD:
         (PLOTTED WEEKLY FROM OCTOBER 1, 1995 TO SEPTEMBER 30, 1996)

CHART DATA:

                           10/1/95                6.57 %
                                                  6.42
                                                  6.3
                                                  6.35
                                                  6.33
                                                  6.32
                                                  6.23
                                                  6.25
                                                  6.13
                                                  6.05
                                                  6.09
                                                  6.05
                           12/31/95               5.95
                                                  6.04
                                                  6.16
                                                  5.97
                                                  6.03
                                                  6.1
                                                  6.22
                                                  6.41
                                                  6.47
                                                  6.69
                                                  6.74
                                                  6.64
                            3/31/96               6.67
                                                  6.66
                                                  6.81
                                                  6.79
                                                  6.78
                                                  6.92
                                                  6.83
                                                  6.83
                                                  6.99
                                                  7.04
                                                  7.09
                                                  7.10
                            6/30/96               6.9
                                                  7.18
                                                  7.02
                                                  6.96
                                                  7.01
                                                  6.7
                                                  6.76
                                                  6.92
                                                  7.12
                                                  7.11
                                                  6.95
                                                  7.04
                            9/30/96                6.9


CAPTION TO PRECEDING CHART:

Long-term interest rates, as measured by the 30-year U.S. Treasury Bond, were 6.57% on October 1, 1995 and 6.92% at the end of September 1996.

               Moving forward, we continue to believe there is long-term opportunity in the stock and bond markets. New technology and global competition are two reasons inflation should stay low. Technology also provides exciting new products and new companies that generate equity investment opportunities. All of this is good news for the financial markets -- and for investors who are willing to stay committed for the long-term.

      A REMINDER FOR INVESTORS

      CALLOUT: If you can accept that both the bond and stock markets will have volatility, the inevitable declines in the markets should not be cause for alarm.

               While you may be tempted to get distracted by the day-to-day changes in the financial markets, history tells us that long-term investors are best served by putting the inevitable downturns of the markets into proper perspective. If you can accept that both the bond and stock markets will have volatility, inevitable downturns in the markets should not be cause for alarm. In fact, these down periods often provide buying opportunities for investors. It is also important to diversify your assets in a mix of different investments such as stocks, bonds, and money market investments. This sensible strategy often helps provide a degree of protection from market volatility. Please refer to the Special Section for more information on diversification.

      THE AARP INVESTMENT PROGRAM FROM SCUDDER

               The AARP Mutual Funds are distinct from many other mutual funds that may seek higher returns, but do not focus on reducing share price fluctuation. The AARP Mutual Funds seek to moderate the share price volatility of your investment, while at the same time provide the opportunity for competitive returns -- as they have over the period covered by this Report. It is this commitment to conservative investing that has continued to appeal to AARP members. As of September 30, 1996, there were more than 650,000 investors participating in the Program and nearly $13 billion in assets under management. Of course, while the AARP Mutual Funds are conservatively managed, it is important that you realize that your principal is never insured or guaranteed, and the value of your investment and your return will move up and down as market conditions change.

               The AARP Investment Program prides itself on the introduction of new services and features that will help meet shareholders' changing needs. We are pleased to note the following developments:

               o   INTRODUCTION OF THE AARP GLOBAL GROWTH FUND

               We were pleased to offer our newest AARP Mutual Fund to shareholders on February 1, 1996 -- the AARP Global Growth Fund. You can read about this Fund in the current Prospectus and can find information about it on page 24 of this Report.

               o   EASY-ACCESS LINE ENHANCEMENT

               Since its initial introduction in 1990, we have continued to improve the Easy-Access Line -- the toll-free automated service line -- as the needs of our shareholders have changed. In response to the request of shareholders, the latest enhancement allows you to get price, yield, and total return information more easily. When you call our toll-free number at 1-800-631-4636, you now have a choice. You can press the star (*) key on your touch-tone phone to receive only prices, yields, total returns, or AARP Fund descriptions (no sign-on required), or enter your Social Security number and PIN to receive information on your specific account or to make transactions.

               o   STATEMENT ENHANCEMENTS

               o Investment Flow Summary. The Investment Flow Summary section was added to your consolidated statement in March to make it easier to see how the AARP Mutual Funds are performing for you. It summarizes the flow of your transactions and market activity for each of the AARP Mutual Funds in your portfolio. The section adds up all additions to your accounts (new share purchases), your withdrawals (shares sold), and indicates how market value changes have impacted your account.

               o Average Cost Information. In January, average cost information was added to your statement. As you know, the IRS requires you to report any gains from the sale or exchange of non-money market mutual fund shares. To determine your gain (or loss), first you need to know how much you paid for the shares you sold. To help you better manage your AARP Mutual Funds investment, we now provide you with an estimate of what you paid to obtain the shares. This estimate now appears on each of your monthly statements. Please refer to the January 1996 issue of Financial Focus for more information and consult a tax advisor.

      NEW FUNDS CENTER IN NEW YORK

               The newest Scudder Funds Center was opened in New York City in March. When you visit us on the northwest corner of 51st Street and Lexington Avenue, you can obtain information on the AARP Mutual Funds or speak face-to-face with one of our AARP Mutual Fund Representatives. If you need help in allocating your assets, have questions about planning for retirement, or want to learn more about the AARP Mutual Funds, stop in and see us. For directions or for information on other Funds Centers, please call us at 1-800-253-2277.

               We hope you find all the information in this Report helpful. If you have any questions or require assistance, please call us toll-free at 1-800-253-2277. One of our knowledgeable AARP Mutual Fund Representatives will be happy to assist you between the hours of 8:00 A.M. to 8:00 P.M. Monday through Friday, eastern time.



      Sincerely,

      /s/Cuyler W. Findlay       /s/Linda C. Coughlin

      Cuyler W. Findlay          Linda C. Coughlin
      Chairman                   President

      ASSET ALLOCATION

      TAILORING YOUR INVESTMENTS TO HELP REACH YOUR GOALS

      As an investor, we encourage you to examine your asset mix annually to ensure that the investments you have chosen still meet your needs. To assist you, we have devoted this Special Section of the Annual Report to asset allocation. We define asset allocation and offer some guidelines that can help you choose the right mix of investments to meet your financial goals.

UNDERSTANDING ASSET ALLOCATION

CALL OUT: Because both the financial markets and your objectives change over time, an annual reassessment of your current investment mix is generally a sensible exercise.

      Asset allocation is simply a plan that divides money among stocks, bonds, and cash investments. Done properly, asset allocation offers the potential of meeting investment objectives, and reducing risk to a portfolio through diversification. This is because different kinds of investments do not always react the same way to shifts in the economy or financial climate. By diversifying, an investor is not relying on a single type of investment and may be more able to ride out the ups and downs that are part of investing.

      Generally speaking, just as it is wise to spread investments across a variety of securities, it may also make sense to spread a portion of them across a number of countries. Since the U.S. and foreign markets do not always move in step with each other, a portfolio that includes global investments offers the opportunity for the poor performance of one market to be offset by another market that did better than expected.

      Generally, you can allocate your investable assets among three major investment categories:

      MONEY MARKET INVESTMENTS, such as insured CDs, savings accounts, or money market funds, which offer stability of principal and modest income;

      INCOME-ORIENTED INVESTMENTS, such as bonds or bond mutual funds, which offer higher regular income;

      GROWTH-ORIENTED INVESTMENTS, such as stocks or stock mutual funds, which generally tend to offer long-term growth of your money.

FACTORS THAT AFFECT YOUR ASSET ALLOCATION

      Before planning an asset allocation or reexamining an allocation already in place, it is important to keep the following points in mind:

      o  Your Financial Situation

      Many of you need your investments to provide income to help meet current living expenses like rent, food, or health care. In this case, you may have no choice but to focus on investments such as money markets or bond investments, which produce a steady stream of income. On the other hand, you may have other sources of income that provide sufficient income to meet day-to-day expenses. In this case, you may choose to diversify your portfolio among stocks, bonds, and cash equivalents.

      o  Your Objectives

CALL OUT: It is important to consider your financial situation, your investment objectives, your time horizon, and your tolerance for risk when allocating your assets.

      Most investors share the same basic investment objectives -- safety of principal, income, and growth of capital -- or some combination of the three. Investors differ as to how to pursue these objectives, which ones to emphasize at various times, and to what degree. Are you retired and looking to earn income? Are you looking to create a nest egg to provide a college education for your child or grandchild? Or, are you investing to enjoy a secure, comfortable retirement at some undetermined time in your future? Your investment objective will help determine the mix of investments that could be right for you.

      o  Your Investment Time Horizon

      It is also important to determine a realistic time horizon over which your money can work for you. Investors may confuse their investment time horizon with their expected life span or with the number of years they have until retirement. However, it is important to have a broad view of your investment time horizon. For example, if you are eighty years old and investing for the college education of your newborn grandchild, your investment time horizon is at least fifteen years. If you're fifty and saving for retirement, your investment time horizon could be your lifespan.

      o  Your Risk Tolerance

      To determine your tolerance for risk, you must first understand what risk means. Broadly defined, risk is the chance of loss. However, financial risk is multifaceted. Investments can have currency, interest rate, inflation, credit, liquidity and prepayment risk, to name a few. Complicating the analysis of risk even further is that each investor has his or her own tolerance and attitude toward risk. An investment considered "high risk" by one investor may be considered "low risk" by another. Determining your particular tolerance for risk is important. If you do not honestly assess how much risk you are willing to accept, you may not be able to stick to a disciplined investment plan when market conditions inevitably change.

CHOOSING THE APPROPRIATE ASSET ALLOCATION THAT'S BEST FOR YOU

      Once you review the factors described above, you need to choose the right mix of investments for your situation. To help illustrate, we have provided a matrix of allocations on the following page that may assist you in deciding what type of mix would work best for you. Of course, every investor's situation is unique and will change. Keep in mind that these models are hypothetical and are not intended as recommendations.

--------------------------------------------------------------------------------
      CONSERVATIVE INVESTOR

PIE CHART INSERTED HERE:

          60%        U.S. Bonds
           5%        Non-U.S. Stocks
          25%        U.S. Stocks
          10%        Money Market Instruments

   If you are an income-oriented investor who is uncomfortable with too much risk and have an investment time horizon of at least three years, the conservative model may be of interest to you. As you can see, a majority of the portfolio is invested in bonds for income. Approximately one third of the portfolio is invested in stocks for growth -- 5% in non-U.S. stocks for further diversification. The remainder of the portfolio is invested in money market instruments for liquidity. (If your investment time horizon is less than three years and you are looking for stability of principal and easy access to your assets, chances are you can't afford to expose your money to short-term risk. Therefore, you may decide to change this allocation to at least 50% money market investments, with the remainder of the portfolio in bonds.)

--------------------------------------------------------------------------------
      MODERATE INVESTOR

PIE CHART INSERTED HERE:

          35%        U.S. Bonds
          10%        Non-U.S. Stocks
          45%        U.S. Stocks
          10%        Money Market Instruments

   If you are looking for a combination of income and growth and have an investment time horizon of at least three to five years, you may want to use the moderate model as an example. Unlike the conservative model, a majority of this portfolio would be allocated to stock for growth -- 10% of which could be in non-U.S. stocks for further diversification. A little more than a third of the portfolio could be invested in bonds for income. The remainder of the portfolio could be invested in money market instruments for liquidity.

--------------------------------------------------------------------------------
      AGGRESSIVE INVESTOR

PIE CHART INSERTED HERE:

          20%        U.S. Bonds
          15%        Non-U.S. Stocks
          60%        U.S. Stocks
           5%        Money Market Instruments

   If you are looking for long-term growth of capital, understand the risks that accompany high growth investments, and have an investment time horizon of 5-10 years or more, the aggressive model may be of interest to you. As you can see, 75% of the portfolio is invested in stocks because stocks have provided the highest returns over the long term* -- 15% in non-U.S. stocks. Approximately 20% of the portfolio could be invested in bonds. Only a small portion of the portfolio is in money market investments.

   *Past performance is not a guarantee of future results.

CHANGING YOUR ASSET ALLOCATION -- REBALANCING YOUR PORTFOLIO

CALL OUT:  Through regular monitoring of your portfolio's asset allocation, you can ensure that your portfolio is in line with your investment objectives.

      We suggest that you review your asset allocation at least once a year to see if your assets are invested in a way that continues to help satisfy your objectives. If they are not, you may want to consider shifting your allocations to meet your changing needs. Rebalancing your portfolio is a discipline that you may want to incorporate into your long-term investment program. Rebalancing simply means bringing your asset allocation back to its original target. For example, suppose you allocated 60% of your portfolio to bonds, 30% to stocks and 10% to money markets. After a year of rising stock prices, the stocks now represent 40% of your portfolio (without adding any new money). You may want to readjust your portfolio by transferring a portion of your stock holdings to bonds or by directing any dividends from stocks to add to your bond investments.

      It is important to rebalance your portfolio to maintain a steady allocation between stocks, bonds, and your money market investments. Your asset allocation is determined by the risk you are willing to accept and the potential rewards. If, for example, your stock portion were to rise above the original level, your risk exposure increases. If the stock portion falls below its target, your future earnings may be lower. Through regular monitoring of your asset allocation, you can ensure that your portfolio is kept in line with your investment objectives.

      AARP FUND REPORTS


   The following pages contain a summary of each Fund in the AARP Investment Program from Scudder. Each AARP Mutual Fund report contains the one-year total return, five-year total return, and ten-year total return (or, in the case of AARP Global Growth Fund, Life of Fund total return if the Fund is less than 10 years old). Because a one-year total return could be high or low depending on market conditions over a 12-month period, it is useful to have the perspective of the five-year and ten-year total return figures. Within some of the Fund descriptions, one-year total return is broken down into two components: distribution of income and capital change. Distribution of income is defined to include reinvested dividends. Capital change is defined as the change in the price per share including any reinvested capital gains distributions.

   You will also note that all of the AARP Funds, except the AARP Money Funds, have been compared to market indices. We are providing these comparisons to comply with the Securities and Exchange Commission's (SEC) disclosure requirements. Under these requirements, all mutual funds (except money funds) are required to compare their performance over the past ten years (or Life of Fund) to that of a broad-based securities market index. It is important to note, however, that these indices may have limited relevance to the performance of mutual funds. They do not reflect the deduction of any servicing, investment management, or administration expenses.

   Also, the AARP Mutual Funds are unique in the emphasis on seeking to reduce share price fluctuation. This, in turn, can have significant impact on performance. Therefore, when comparing an AARP Mutual Fund's performance with that of a major market index, remember that any comparison may be of limited value.

      AARP HIGH QUALITY MONEY FUND


FUND OVERVIEW

This Fund is designed to preserve your principal while you earn money market returns. The AARP High Quality Money Fund has quality standards high enough to have secured a AAAm rating from Standard & Poor's*, a leading national independent rating firm. The Fund seeks to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. Government and the yield of the Fund will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking money market income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their assets with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

Stephen L. Akers
  Lead Portfolio Manager
K. Sue Cote
Debra A. Hanson
Robert T. Neff
  Portfolio Managers



 *The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.


HOW THE FUND HAS PERFORMED

      As with all money funds, the performance of the AARP High Quality Money Fund mirrored what happened to short-term interest rates during the period covered by this Report. Short-term interest rates, as measured by the three-month U.S. Treasury Bill, declined from 5.40% on September 30, 1995 to 5.01% at the end of September 1996. This trend caused a gradual decline in the Fund's 7-day net annualized yield from 4.97% on September 30, 1995 to 4.67% as of September 30, 1996. The Fund's one-year total return as of September 30, 1996 was 4.62%, which was made up entirely of income. The five-year cumulative total return was 20.13%; the five-year average annualized total return was 3.74%; the 10-year cumulative total return was 65.93%; and the 10-year average annualized total return was 5.19%. Of course past performance is not a guarantee of future results, and yield will fluctuate.

THE FUND'S INVESTMENT STRATEGY

      As of September 30, 1996, the average maturity of the Fund was 46 days, which is shorter than the average maturity of 55 days at the beginning of October 1995. We allowed the average maturity of the Fund to decline by investing in securities with maturities of one month or less. We took this step due to the uncertain outlook for the economy and interest rates. By maintaining a more neutral average maturity we were better positioned to take advantage of the direction of interest rates, whether they rose or declined.

      We are cautious in predicting the direction of short-term interest rates, and therefore will not likely make significant changes in the portfolio during the coming months. We believe this is the best way to offer shareholders both competitive yields and stability.

      AARP HIGH QUALITY TAX FREE MONEY FUND


FUND OVERVIEW

The AARP High Quality Tax Free Money Fund is designed to offer you stability of principal, along with income free from federal taxes.^1 The quality of the Fund is high enough to have secured a AAAm rating from Standard & Poor's (S&P).^2 The AARP High Quality Tax Free Money Fund is designed to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that the Fund is not insured or guaranteed by the U.S. Government, and yield will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors seeking tax-free income or who do not want the risks associated with stocks or bonds. These investors include those seeking money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.

PORTFOLIO
MANAGEMENT TEAM


K. Sue Cote
  Lead Portfolio Manager
Donald C. Carleton
  Portfolio Manager

^1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

^2 The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.



HOW THE FUND HAS PERFORMED

      Over the past year, the yield on the AARP High Quality Tax Free Money Fund declined as short-term interest rates declined. The Fund's 7-day net annualized yield declined from 3.37% on September 30, 1995 to 3.01% on September 30, 1996. This is a taxable equivalent yield of 4.98% for shareholders in the 39.6% tax bracket. The Fund's one-year total return was 2.80%, which was made up entirely of income. The five-year cumulative total return was 12.31%; the five-year average annualized total return was 2.35%, the ten-year cumulative total return was 44.62%; and the ten-year average annualized total return was 3.76%.

      Please note that the ten-year figures include the performance of the AARP Insured Tax Free Short Term Fund, which changed its name and objective to the AARP High Quality Tax Free Money Fund on August 1, 1991. Of course, past performance is not a guarantee of future results, and yield will fluctuate.

THE FUND'S INVESTMENT STRATEGY

      Due to the uncertain outlook for the economy and interest rates, we shortened the average maturity of the Fund from 55 days on September 30, 1995, to 49 days as of September 30, 1996. We decreased our holdings of securities with maturities of six to 12 months and increased our investment in securities with maturities of less than six months. By maintaining a more neutral average maturity we were better positioned to take advantage of the direction of interest rates, whether they rose or declined.

      As always, all securities we bought were rated within the two highest quality ratings of at least one of the three leading national independent rating firms: Fitch Investors Service Inc., Moody's Investors Service Inc., or Standard & Poor's. For those funds rated by S&P, there are particular guidelines with which any tax-free money fund must comply in order to maintain its AAAm rating. In addition, within the universe of securities that fit the S&P criteria, Scudder credit analysts approve only a small percentage of that universe. Therefore, the number of securities that we have to choose from is much smaller and in most cases of better quality than other tax-free money funds.

      We expect the short-term volatility of interest rates to continue over the near term and therefore will not be extending the average maturity of the Fund. We believe this strategy should continue to offer shareholders competitive tax-free income and stability.

      AARP GNMA AND U.S. TREASURY FUND

FUND OVERVIEW

The AARP GNMA and U.S. Treasury Fund seeks to produce monthly income from a conservatively managed high-quality portfolio. Although your principal is not guaranteed as it is with an insured fixed-rate Certificate of Deposit (CD) or savings account, the Fund is managed to help reduce share price fluctuation. While the securities in the Fund are guaranteed as to the timely payment of principal and interest, the guarantee is not related to the Fund's yield or share price, both of which will fluctuate daily.

                                  Total Return

                                   CUMULATIVE

                                      FUND     INDEX^+
                                      ----     -------
                            1 yr.     4.79%     5.88%
                            5 yr.    33.51%    41.70%
                           10 yr.   102.33%   136.10%

                                 AVERAGE ANNUAL

                                      FUND    INDEX^+
                                      ----    -------
                            1 yr.     4.79%    5.88%
                            5 yr.     5.95%    7.21%
                           10 yr.     7.30%    8.96%


HOW THE FUND HAS PERFORMED

      As stated in the Letter to Shareholders, 1996 has been a disappointing time for bond investors. Shareholders in the AARP GNMA and U.S. Treasury Fund were shielded from some of this volatility because of the Fund's unique strategy to keep 20% to 50% of its assets in short-term securities. It is this strategy, however, that often causes the Fund to lag the unmanaged Lehman Brothers Mortgage GNMA Index. When you look to the chart below, you will see that the AARP GNMA and U.S. Treasury Fund's one-year total return of 4.79% (representing 6.63% in distributions of income and -1.84% in capital change) underperformed the Index total return of 5.88%. Please note that the Index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses as a mutual fund does.

      While 12-month returns for the Fund will vary from year to year, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to provide high monthly income and overcome down periods in the market. As the graph to right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $20,233, assuming all distributions were reinvested. If you took your distributions in cash, the value of your investment would have been $9,325, and you would have received $7,442 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:


                         AARP GNMA and U.S.                Lehman Brothers
                           Treasury Fund                Mortgage GNMA Index^+
                           -------------                ---------------------

       1986                  $ 10000                          $ 10000
       1987                    10154                            10194
       1988                    11277                            11728
       1989                    12199                            13055
       1990                    13280                            14288
       1991                    15155                            16662
       1992                    16851                            18556
       1993                    17843                            19789
       1994                    17503                            19548
       1995                    19308                            22299
       1996                    20233                            23610


BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                           (Total Return%)

CHART DATA:

                         AARP GNMA and U.S.                Lehman Brothers
                           Treasury Fund                Mortgage GNMA Index^+
                           -------------                ---------------------

       1992                    11.19 %                          11.43 %
       1993                     5.89 %                           6.59 %
       1994                    -1.90 %                          -1.22 %
       1995                    10.31 %                          14.07 %
       1996                     4.79 %                           5.88 %


--------------------------------------------------------------------------------
^+ The unmanaged Lehman Brothers Mortgage GNMA Index is a market value weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

The Fund's Investment Strategy

      In an environment of rising long-term interest rates, such as that of most of 1996, we favored GNMA securities with coupons of 7.5% or lower. We found these mortgages attractive because the prepayment risk associated with such securities is low. Moreover, the income from these mortgages is still above the income from many other high-quality fixed-income investments such as U.S. Treasurys. We also continued to maintain our position in older, higher-coupon mortgages. Most of these mortgages are more than five years old and therefore have had plenty of opportunities to be refinanced but have not been. We feel that these securities offer high current income to shareholders while exposing the portfolio to little risk of prepayment.


CALLOUT: It has been an ongoing strategy to keep 20% to 50% of the Fund's assets in short-term U.S. Treasury obligations and cash equivalents to help moderate share price volatility.

      To help dampen share price volatility during a period of rising interest rates, we increased the portion of the portfolio invested in short-term U.S. Treasury obligations. Shareholders in this Fund should feel comfortable that the current blend of GNMA securities has the potential to provide a competitive stream of income, while the short-term Treasury securities and cash equivalents will continue to dampen share price volatility.

PIE CHART TITLE:     ASSET ALLOCATION

CHART PERIOD:    As of September 30, 1996

CHART DATA:

   Government National Mortgage
      Association                  66%
   U.S. Treasury Obligations       33%
   Cash Equivalents                 1%
                                  ----
                                  100%
                                  ====


For Whom the
Fund is Designed

The Fund is designed for conservative investors who want relatively high current income and a degree of protection from day-to-day share price volatility. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.

Portfolio
Management Team

David H. Glen
  Lead Portfolio Manager
Mark S. Boyadjian
  Portfolio Manager

      AARP HIGH QUALITY BOND FUND


FUND OVERVIEW

The AARP High Quality Bond Fund offers you monthly income and the opportunity for higher returns than you can expect from the AARP GNMA and U.S. Treasury Fund. In pursuing higher returns, fluctuation in the value of your principal may also be greater. The Fund has quality standards that are among the highest of any general bond fund currently available, with at least 65% of the portfolio invested in AAA-rated and AA-rated issues, and the other 35% in nothing less than A-rated bonds.

                                  Total Return

                                   CUMULATIVE

                                      FUND       INDEX^+
                                      ----       -------
                            1 yr.     4.59%       4.90%
                            5 yr.    39.31%      43.32%
                           10 yr.   109.70%     126.02%

                                 AVERAGE ANNUAL

                                      FUND       INDEX^+
                                      ----       -------
                            1 yr.     4.59%       4.90%
                            5 yr.     6.86%       7.46%
                           10 yr.     7.69%       8.49%


HOW THE FUND HAS PERFORMED

      The past year was a disappointing year for bond investors, as long-term interest rates rose. When you look to the chart below, the AARP High Quality Bond Fund's one-year total return of 4.59% slightly underperformed the unmanaged Lehman Brothers Aggregate Bond Index return of 4.90%. It is important to note that the quality of the securities in the Fund is higher than the index and the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses, as a mutual fund does.

      While 12-month returns for the Fund will vary from year to year, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to earn monthly income over time. As the graph to the right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $20,970, assuming all distributions were reinvested. If you took your dividends in cash, your investment would have been $9,962, and you would have received $7,285 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                         AARP High Quality                Lehman Brothers
                             Bond Fund                  Aggregate Bond Index^+
                         ------------------             ----------------------

       1986                  $ 10000                          $ 10000
       1987                     9991                            10027
       1988                    11228                            11360
       1989                    12394                            12640
       1990                    13040                            13596
       1991                    15053                            15770
       1992                    16793                            17749
       1993                    18787                            19520
       1994                    17746                            18890
       1995                    20049                            21547
       1996                    20970                            22602


BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                           (Total Return%)

CHART DATA:

                         AARP High Quality                Lehman Brothers
                              Bond Fund                 Aggregate Bond Index^+
                         -----------------              ----------------------

       1992                    11.56 %                          12.55 %
       1993                    11.88 %                           9.98 %
       1994                    -5.55 %                          -3.22 %
       1995                    12.98 %                          14.06 %
       1996                     4.59 %                           4.90 %


--------------------------------------------------------------------------------
^+ The unmanaged Lehman Brothers Aggregate Bond Index is a market value weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

      During the past 12-month period, we increased our investment in corporate securities, which included issues from some of the country's leading consumer staples, durable goods manufacturing, financial, and transportation companies. We also continued to add income to the portfolio from attractively priced mortgage-backed securities. We maintained a large portion of the Fund's assets in mortgage-backed securities (approximately 20% as of September 30, 1996) because of their high quality, income potential, and attractive prices.


CALLOUT: The Fund attempts to reduce share price fluctuation by investing in a variety of different sectors.

      The Fund continued to maintain its objective of investing in high-quality securities. As of September 30, 1996, 63% of the portfolio was invested in government, AAA-rated or AA-rated securities; 18% of the Fund was invested in A-rated bonds; and 19% was invested in AAA-rated cash equivalents.

      We believe that the AARP High Quality Bond Fund's current portfolio is well positioned for the current economic environment and we will always be looking for new opportunities to add returns to the portfolio. We believe the Fund should continue to provide shareholders with high income and less share price fluctuation than a long-term bond. Our emphasis remains on delivering both competitive yields with potential price appreciation, as well as maintaining high credit quality and diversification across various types of issues.

PIE CHART TITLE:    ASSET ALLOCATION

CHART PERIOD:    As of September 30, 1996

CHART DATA:

   U.S. Treasury Obligations                26%
   Corporate Bonds                          24%
   Cash Equivalents                         21%
   U.S. Government Agency Pass-Thrus        19%
   Foreign Bonds--U.S. $ Denominated         5%
   Asset Backed                              5%
                                           ----
                                           100%
                                           ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who want competitive returns from a portfolio of high credit quality. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.

PORTFOLIO
MANAGEMENT TEAM

David H. Glen
  Lead Portfolio Manager
William M. Hutchinson
Stephen A. Wohler
  Portfolio Managers

      AARP INSURED TAX FREE GENERAL BOND FUND


FUND OVERVIEW

The AARP Insured Tax Free General Bond Fund seeks to pay high monthly income that is free from federal taxes. The Fund invests in a portfolio consisting primarily of high-grade municipal securities that are insured against default. This insurance does not apply to the value of your shares or the yield of the Fund, both of which will fluctuate daily.*The Fund also aims to keep the value of its shares more stable than that of a long-term municipal bond.

                                  Total Return

                                   CUMULATIVE

                                      FUND        INDEX^+
                                      ----        -------
                          1 yr.      5.88%         6.04%
                          5 yr.     40.20%        43.23%
                         10 yr.    105.67%       113.71%

                                 AVERAGE ANNUAL

                                      FUND        INDEX^+
                                      ----        -------
                          1 yr.      5.88%         6.04%
                          5 yr.      6.99%         7.44%
                          10 yr.     7.48%         7.88%

*It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Gains on sales of Fund shares and distributions of capital gains generally will be subject to federal, state and local taxes.


HOW THE FUND HAS PERFORMED

      As stated in the Letter to Shareholders, the past year has been a disappointing time for bond investors, including those in the municipal market. Long-term interest rates rose and as a result, the value of the securities held by the Fund decreased. When we look at the total return, as illustrated in the chart below, the AARP Insured Tax Free General Bond Fund's one-year total return of 5.88% underperformed the unmanaged Lehman Brothers Municipal Bond Index's return of 6.04%. However, it outperformed the unmanaged Lehman Brothers Municipal Bond 10 Year Index return of 4.88%. Over the past year, the portfolio managers have tried to reduce the Fund's volatility by shortening the average maturity. As of September 30, 1996, the Fund's average maturity was 11 years. This helps explain the Fund's underperformance of the Lehman Brothers Municipal Bond Index, which has an average maturity of 14 years.

      It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to earn income free from federal taxes and grow over time and overcome down periods in the market. As the graph to the right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $20,567, assuming all distributions were reinvested. If you took your dividends in cash, your investment would have grown to $10,725, and you would have received $6,665 in distributions.


LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                   AARP Insured Tax Free General           Lehman Brothers
                             Bond Fund                  Municipal Bond Index^+
                  ------------------------------        ----------------------

       1986                  $ 10000                          $ 10000
       1987                     9706                            10053
       1988                    11102                            11357
       1989                    12286                            12343
       1990                    12886                            13182
       1991                    14670                            14921
       1992                    16140                            16480
       1993                    18450                            18580
       1994                    17625                            18127
       1995                    19424                            20154
       1996                    20567                            21371

BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                          (Total Return%)

CHART DATA:

                   AARP Insured Tax Free General           Lehman Brothers
                             Bond Fund                  Municipal Bond Index^+
                   -----------------------------        ----------------------

       1992                    10.01 %                          10.45 %
       1993                    14.31 %                          12.74 %
       1994                    -4.88 %                          -2.44 %
       1995                    10.21 %                          11.18 %
       1996                     5.88 %                           6.04 %


--------------------------------------------------------------------------------
^+ The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

      Purchasing bonds with call protection remained a fundamental part of the Fund's investment strategy over the past year. Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provided a more reliable income stream than would have existed if the Fund held a significant amount of bonds that could be called in before their stated maturity. As of September 30, 1996, 84% of the portfolio was invested in non-callable bonds.

CALLOUT: Investing in insured securities of varying maturities helps dampen the share price volatility of this Fund.

      We also continued to favor intermediate-term bonds, with 41% of the Fund invested in bonds maturing in 10 to 15 years. This strategy added to the Fund's performance because bonds with maturities in the 15-year range that were non-callable performed better than longer-term bonds. In addition, 22% of the portfolio was invested in the hospital sector, 16% in municipal bonds of large urban cities, and 16% in electric utilities.

      As of September 30, 1996, 90% of the portfolio was invested in insured securities (or securities escrowed in U.S. Treasurys that provide the backing of the U.S. Government). Remember that this insurance protects the bond from default but does not apply to the value of your shares or to the yield of the Fund, both of which will fluctuate daily.

      We believe that the Fund's strategy outlined above reflects our commitment to providing high tax-free income while seeking to keep its share price more stable than that of a long-term municipal bond.

PIE CHART TITLE:    ASSET ALLOCATION -- MUNICIPAL BOND EFFECTIVE MATURITIES

CHART PERIOD:                 As of September 30, 1996

CHART DATA:

                         Less than 1 year              8%
                         1 to less than 5 years       10%
                         5 to less than 10 years      21%
                         10 to less than 15 years     41%
                         Greater than 15 years        20%
                                                     ----
                                                     100%
                                                     ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors in higher tax brackets who want income that is free from federal income taxes. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.


PORTFOLIO
MANAGEMENT TEAM

Donald C. Carleton
  Lead Portfolio Manager
Philip G. Condon
  Portfolio Manager

      AARP BALANCED STOCK AND BOND FUND


FUND OVERVIEW

Through a combination of stocks, bonds, and cash reserves, the AARP Balanced Stock and Bond Fund seeks to offer you long-term growth of capital and quarterly income. The Fund attempts to keep the value of its shares more stable than other potentially higher returning, higher risk balanced mutual funds.


                                  Total Return

                                   CUMULATIVE

                                                 BLENDED
                                      FUND        INDEX^+
                                      ----        -------
                           1 yr.     13.08%       14.50%
                           Life of
                           Fund*     31.04%       36.84%


                                 AVERAGE ANNUAL

                                                 BLENDED
                                      FUND        INDEX^+
                                      ----        -------
                           1 yr.     13.08%       14.50%
                           Life of
                           Fund*     10.69%       12.49%


HOW THE FUND HAS PERFORMED

      The AARP Balanced Stock and Bond Fund performed well. The Fund's solid one-year total return of 13.08% underperformed the blended index's total return of 14.50%, primarily because of the Fund's conservative investment strategy to reduce share price volatility. The blended index is made up of the unmanaged Standard & Poor's 500 Index 50%, the unmanaged Lehman Brothers Aggregate Bond Index 40%, and the 3-month Treasury Bill Index 10%. Please note that the Fund was introduced on February 1, 1994. Therefore, five-year and ten-year data are not available.

      We would also like to note that by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. As the graph to the right shows, if you invested $10,000 in the Fund when it was introduced in February of 1994, your investment would have grown to $13,104 by September 30, 1996, assuming all distributions were reinvested. If you took your distributions as cash, your investment would have grown to $11,753, and you would have received $1,166 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Semiannual Periods from February 1, 1994
                         to September 30, 1996

CHART DATA:

                                   Standard & Poor's          Lehman
             AARP Balanced Stock    500 Stock Price          Brothers               Blended
                and Bond Fund           Index          Aggregate Bond Index         Index^+
             -------------------   -----------------   --------------------       ------------

 2/1/94*         $ 10000               $ 10000               $ 10000               $ 10000
 3/31/94            9642                  9304                  9584                  9452
 9/30/94           10050                  9800                  9543                  9742
 3/31/95           10467                 10753                 10062                 10498
 9/30/95           11738                 12716                 10885                 11951
 3/31/96           12669                 14205                 11147                 12930
 9/30/96           13272                 15302                 11418                 13684


BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                          (Total Return%)

CHART DATA:

                    AARP Balanced Stock         Blended
                       and Bond Fund            Index^+
                    -------------------         -------

      2/1/94*-            -0.78%                 -3.83%
     9/30/94

      1995                16.80%                 20.43%

      1996                13.08%                 14.50%


THE FUND'S INVESTMENT STRATEGY

      In general, the stock portion of the Fund (representing 57% of the

--------------------------------------------------------------------------------
^+ The performance of the blended benchmark is a weighting comprised of 50%
   Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and the 3-Month Treasury Bill Index (10%). The 50/40/10 measure is meant to reflect the anticipated long range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.


 * The Fund commenced operations on February 1, 1994.

portfolio as of September, 30 1996) uses an approach similar to the AARP Growth and Income Fund. The Fund will usually invest in stocks that are believed to have favorable long-term capital appreciation outlooks and have above-average dividend yields. Since the stock portion of the Fund is managed by the same team and with the same strategy as the AARP Growth and Income Fund, refer to the AARP Growth and Income Fund Report on page 60 for details on specific stock selection. (The Fund may invest up to 70% of its assets in stocks.)


CALLOUT: The Fund attempts to reduce share price fluctuation by following a strict discipline for stocks, by investing in bonds with varying maturities, and by maintaining a significant cash position.

      The portion of the Fund invested in bonds (representing 40% of the portfolio as of September 30, 1996) can include corporate issues, U.S. Government securities, mortgage-backed obligations, and other fixed-income securities. At least 75% of these securities will be securities rated within the three highest quality ratings (AAA, AA, and A) by Moody's or S&P, independent rating organizations. (At all times, at least 30% of the Fund's assets will be a combination of bonds and cash equivalents.) Over this period, we favored corporate debt issues whose values stand to benefit from signs of economic strength and the accompanying perception of lower credit risk. We also focused on mortgage-backed securities, which had experienced price weakness and presented relative value. Corporates and mortgage-backed securities represented 12% and 13% of the portfolio as of September 30, 1996. The remaining 3% of the Fund's assets were invested in cash equivalents.

      We continue to believe that stocks will outperform bonds and cash over the longer term and therefore a majority of the portfolio will continue to be invested in stocks. While we are comfortable with our current asset allocation of 57% stocks, 40% bonds, and 3% cash equivalents, this allocation may be gradually changed depending upon our expectations for the financial markets.

PIE CHART TITLE:    ASSET ALLOCATION

CHART PERIOD:    As of September 30, 1996

CHART DATA:

Stocks                      57%
Bonds                       40%
Cash Equivalents             3%
                           ----
                           100%
                           ====


FOR WHOM THE
FUND IS DESIGNED

This Fund is designed for investors who are seeking long-term growth of their assets, but who want less risk than an investment solely in stocks. Investors should be able to invest for the longer term (three or more years) and be comfortable with the value of their principal fluctuating up and down.



PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager
William M. Hutchinson
Benjamin W. Thorndike
  Portfolio Managers

      AARP GROWTH AND INCOME FUND

FUND OVERVIEW

The AARP Growth and Income Fund is a conservatively managed stock fund that provides the potential for long-term growth and quarterly income, while still seeking to moderate share price volatility. It invests in stocks with above-average dividend yields that may offer the opportunity for long-term growth of capital.

                                  Total Return

                                   CUMULATIVE

                                      FUND      INDEX^+
                                      ----      -------
                           1 yr.     20.20%     20.34%
                           5 yr.    108.24%    103.15%
                          10 yr.    262.51%    304.29%

                                 AVERAGE ANNUAL

                                      FUND      INDEX^+
                                      ----      -------
                           1 yr.     20.20%     20.34%
                           5 yr.     15.80%     15.21%
                          10 yr.     13.74%     14.98%


HOW THE FUND HAS PERFORMED

      The AARP Growth and Income Fund performed well over the past year. Its one-year total return of 20.20% (representing 3.22% in distributions of income and 16.98% in capital change) slightly underperformed the unmanaged Standard & Poor's Stock Price Index of 20.34%. Due to the Fund's conservative investment strategy, the Fund will often lag the index when the stock market rallies strongly, as it did over the past 12 months, and outperform when the market declines.

      It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus of staying invested through good and bad times, your investment has the opportunity to grow significantly over time. As the graph to the right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $36,251 by September 30, 1996, assuming reinvestment of any distributions. If you took your distributions as cash, your investment would have grown to $21,044, and you would have received $7,145 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                          AARP Growth and             Standard & Poor's
                            Income Fund           500 Stock Price Index^+
                          ---------------         -----------------------

       1986                  $ 10000                     $ 10000
       1987                    13089                       14342
       1988                    11677                       12569
       1989                    15241                       16717
       1990                    13687                       15173
       1991                    17408                       19901
       1992                    19425                       22100
       1993                    23189                       24974
       1994                    25041                       25894
       1995                    30158                       33596
       1996                    36251                       40429


BAR CHART TITLE:   ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                           (Total Return%)

CHART DATA:

                          AARP Growth and             Standard & Poor's
                            Income Fund            500 Stock Price Index^+
                          ---------------          -----------------------

           1992               11.59 %                       11.04 %
           1993               19.38 %                       12.97 %
           1994                7.99 %                        3.68 %
           1995               20.43 %                       29.75 %
           1996               20.20 %                       20.34 %



THE FUND'S INVESTMENT STRATEGY

      Stocks had a much higher degree of volatility over the period covered by this Report than we have seen in the recent past, but yet closer to historical norm. Because of the volatile nature of the stock market, we did not make great strategic shifts in the portfolio over this period. Instead, we continued to employ some of the strategies we initiated late last year. We favored cyclical stocks that we believe were historically undervalued. New or increased portfolio

--------------------------------------------------------------------------------
^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

positions in cyclicals include Ford Motor Company, PACCAR (a heavy duty truck manufacturer), Weyerhaeuser and Westvaco (two paper/forest product stocks), and Phelps Dodge and Allegheny Teledyne (two metals companies). We also continued to look for opportunities in consumer cyclicals, namely in retail-oriented stocks. Valuations in this group have looked appealing for quite some time given the sector's less-than-favorable performance in 1994 and 1995. We added to existing holdings of May Department Stores and Sears. We also established a position in KMart, via its new convertible preferred issue. This offered us an attractive way to participate in the anticipated turnaround of this company.

CALLOUT: The Fund focuses on stocks with above-average dividends and sound fundamentals to help reduce share price volatility.

      We were able to buy these cyclical stocks by taking profits from many of the non-economically sensitive consumer stocks that have done well for the Fund. We also took profits in several strong-performing consumer staples such as Avon, Colgate, and Clorox, and redirected proceeds into more attractively valued stocks in the same sector such as Duracell. Duracell's stock had fallen as investors questioned the sustainability of the company's historical growth rate. The stock subsequently moved up sharply after the company announced in mid-September that it plans to merge with Gillette. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

      Over the near term, we do not envision any radical shifts in the Fund's composition. In general, our focus on high dividend-paying stocks tends to lead us in the direction of value investing. This has and should continue to benefit the Fund over time.


PIE CHART TITLE:    ASSET ALLOCATION -- SECTORS OF EQUITY HOLDINGS

CHART PERIOD:                  As of September 30, 1996

CHART DATA:
                         Financial                      20%
                         Manufacturing                  19%
                         Health                         11%
                         Consumer Staples                9%
                         Durables                        8%
                         Energy                          8%
                         Communications                  6%
                         Consumer Discretionary          6%
                         Utilities                       5%
                         Other                           8%
                                                       ----
                                                       100%
                                                       ====

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors who are seeking long-term growth of their assets and the opportunity to keep ahead of inflation. Investors should be able to invest for at least three years or more and be comfortable with fluctuation in the value of their principal that is associated with investing in stocks.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager
Lori J. Ensinger
Kathleen T. Millard
Benjamin W. Thorndike
  Portfolio Managers

      AARP GLOBAL GROWTH FUND

FUND OVERVIEW

The AARP Global Growth Fund seeks to offer long-term capital growth in a globally diversified portfolio, and to keep the value of its shares more stable than other global stock funds.

                                  Total Return

                                      FUND      INDEX^+
                                      ----      -------
                             Life of
                             Fund*   3.27%     6.60%

HOW THE FUND HAS PERFORMED

CALLOUT: The Fund seeks to offer less share price volatility than many global growth funds by maintaining core holdings that are from well-established companies in mature countries.

      The AARP Global Growth Fund was introduced to shareholders on February 1, 1996. For the life of the Fund -- February 1, 1996 through September 30, 1996 -- the total return of 3.27% (not annualized) underperformed the MSCI World Index of 6.60% for the same time period. This underperformance was due to the high cash flows into this new Fund, occurring simultaneously with rapidly rising markets, especially in the U.S. The short-term impact of these conditions was reinforced by the Fund's underweighting in the U.S. relative to the Index and to the Fund's peers. This relative underweighting reflects the view of the portfolio management team that more long-term investment values lie in other markets, which have not appreciated as much. We expect this short-term performance distortion to wash out over time.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Monthly Periods from February 1, 1996*
                         to September 30, 1996

CHART DATA:

                            AARP Global               MSCI World
                            Growth Fund                 Index^+
                            -----------                 -------

     2/1/96^*               $ 10000                   $ 10000
                              10000                     10059
     3/31/96                  10180                     10224
                              10320                     10462
     5/31/96                  10407                     10469
                              10280                     10520
     7/31/96                   9980                     10146
                              10213                     10261
     9/30/96                  10327                     10660


BAR CHART TITLE:   ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                           (Total Return%)

CHART DATA:

                            AARP Global           MSCI World
                            Growth Fund            Index^+
                            -----------           ----------
             2/1/96^*-
             9/30/96           3.27 %                 6.6 %


THE FUND'S INVESTMENT STRATEGY

      Since the Fund was introduced in February, we have adhered to a "theme approach" of investing. What this means is that we develop global themes and search for the appropriate stock values to represent them, rather than weight the portfolio according to countries or economic sectors. For example, we targeted companies with new technologies and secure large market shares. Portfolio examples include Reuters, and First Data. Another theme focuses on the world's demographics. Due to an aging population, we believe pharmaceutical

--------------------------------------------------------------------------------
^+ The MSCI (Morgan Stanley Capital International) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1996.

products and health providers will continue to thrive. We therefore favor companies such as Astra, Sandoz, and Ciba-Geigy. A third theme focuses on German and French companies that are restructuring and joining the global capital markets. We believe stocks such as Daimler-Benz (an automobile and truck manufacturer) and Hoechst (a chemical producer) should benefit from this trend. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

      The portfolio is currently broadly invested among more than 20 countries and over 110 different companies. The largest allocations by country are the United States, Germany, and the United Kingdom. We expect this diversified portfolio to benefit from many global trends underway: the global economy and capital markets in aggregate are functioning well; growth is being achieved without inflation; and new technologies are emerging and old industries are restructuring.

PIE CHART TITLE:    ASSET ALLOCATION -- COUNTRIES OF EQUITY HOLDINGS

CHART PERIOD:    As of September 30, 1996

CHART DATA:

          United States              23%
          Germany                    18%
          United Kingdom             11%
          Switzerland                 9%
          Japan                       9%
          Sweden                      8%
          Canada                      4%
          France                      4%
          Australia                   3%
          Other                      11%
                                   ----
                                   100%
                                   ====

PIE CHART TITLE:    ASSET ALLOCATION -- SECTORS OF EQUITY HOLDINGS

CHART PERIOD:    As of September 30, 1996

CHART DATA:

          Manufacturing              26%
          Financial                  19%
          Metals and Minerals        10%
          Consumer Staples            8%
          Technology                  6%
          Energy                      5%
          Construction                5%
          Service Industries          5%
          Durables                    4%
          Other                      12%
                                    ----
                                    100%
                                    ====


FOR WHOM THE
FUND IS DESIGNED

The new Fund, which commenced operations on February 1, 1996, is suitable for investors who want to add worldwide stock opportunities to their portfolio. Investors should invest for the longer term (at least 5 years or more) and be comfortable with the value of their principal fluctuating up and down. Because the Fund invests globally, it will be affected by up and down movements in U.S. and international stock markets. The Fund will also be subject to international investment risks such as currency exchange risk.

PORTFOLIO
MANAGEMENT TEAM

William E. Holzer
  Lead Portfolio Manager
Nicholas Bratt
Alice Ho
  Portfolio Managers

      AARP Capital Growth Fund

FUND OVERVIEW

The AARP Capital Growth Fund is designed to help investors take advantage of the high growth potential of stocks while attempting to keep the value of its shares more stable than other potentially higher returning, higher risk capital growth mutual funds.

                                  Total Return

                                   CUMULATIVE

                                     FUND         INDEX^+
                                     ----         -------
                        1 yr.       15.97%         20.34%
                        5 yr.       76.63%        103.15%
                       10 yr.      242.55%        304.29%


                                 AVERAGE ANNUAL

                                     FUND         INDEX^+
                                     ----         -------
                        1 yr.       15.97%        20.34%
                        5 yr.       12.05%        15.21%
                       10 yr.       13.10%        14.98%

HOW THE FUND HAS PERFORMED

         The AARP Capital Growth Fund performed well over the past year. It provided a one-year total return of 15.97%, (representing 1.15% in distributions of income and 14.82% in capital change), although it underperformed the unmanaged Standard & Poor's 500 Stock Price Index of 20.34%. The Fund's valuation disciplines and focused diversification kept it from participating more fully in the strong rise of the broad market index.

         It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. As the graph to the right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $34,255 by September 30, 1996, assuming you reinvested any distributions. If you took your distributions as cash, your investment would have grown to $20,573, and you would have received $6,865 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                            AARP Capital                  Standard & Poor's
                            Growth Fund                500 Stock Price Index^+
                            -----------                -----------------------

       1986                  $ 10000                          $ 10000
       1987                    13697                            14342
       1988                    12946                            12569
       1989                    18593                            16717
       1990                    13580                            15173
       1991                    19393                            19901
       1992                    20158                            22100
       1993                    25102                            24974
       1994                    23923                            25894
       1995                    29538                            33596
       1996                    34255                            40429


BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                          (Total Return%)

CHART DATA:

                            AARP Capital                  Standard & Poor's
                            Growth Fund                500 Stock Price Index^+
                            -----------                -----------------------

        1992                   3.94 %                         11.04 %
        1993                  24.53 %                         12.97 %
        1994                  -4.70 %                          3.68 %
        1995                  23.47 %                         29.75 %
        1996                  15.97 %                         20.34 %



THE FUND'S INVESTMENT STRATEGY

         We continued to emphasize our strategy of maintaining a quality portfolio diversified across many sectors of the market. The top sectors include technology, health care, and finance. We believe technology has been and will continue to be a fruitful sector for above-average growth opportunities. Since technology stocks are characterized by a high degree of share price volatility,

--------------------------------------------------------------------------------
^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

we have focused our investments in quality companies such as Hewlett-Packard and Intel -- market leaders in their particular market segment.


CALLOUT: Through a broadly diversified portfolio consisting primarily of quality, medium- to large-sized companies with strong competitive positions in their industries, the Fund seeks to offer less share price volatility than many growth funds.

      Over the past few months, we began to focus on aerospace stocks due to the restructuring throughout the industry as a whole. We see strong growth potential in companies such as Rockwell, Lockheed Martin, and Textron. We also continued to favor the financial sector of the market. We believe that many financial stocks were attractively priced with price earnings multiples equal to or less than their earnings growth rates. We anticipate attractive earnings growth from stocks such as Federal National Mortgage Assn., American Express, and Citicorp -- three of the Fund's top five holdings. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

      Given the uncertain outlook for economic growth and individual company profits, we continue to emphasize quality companies such as Pfizer and McDonalds, in addition to those mentioned above, whose profits in our opinion are sustainable through varying market conditions.

PIE CHART TITLE:    ASSET ALLOCATION -- Sectors of Equity Holdings

CHART PERIOD:    As of September 30, 1996

CHART DATA:

               Financial                17%
               Technology               16%
               Health                   15%
               Manufacturing            12%
               Energy                   11%
               Consumer Staples          7%
               Consumer Discretionary    7%
               Durables                  5%
               Service Industries        4%
               Other                     6%
                                       ----
                                       100%
                                       ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors seeking long-term growth of their principal. Investors should be able to invest for the longer term (five years or more) and be comfortable with the fluctuation of their principal that is associated with investing in stocks.



PORTFOLIO
MANAGEMENT TEAM

William F. Gadsden
  Lead Portfolio Manager
Bruce F. Beaty
  Portfolio Manager

I N V E S T M E N T  P O R T F O L I O S,

F I N A N C I A L  S T A T E M E N T S

A N D  A D D I T I O N A L

I N F O R M A T I O N

  AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
--------------------------------------------------------------------------------------------------------------------

Principal
Amount($)                                                                                                  Value($)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 9.7%
--------------------------------------------------------------------------------------------------------------------

     35,000,000     Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96 at 5.7%
                      to be repurchased at $35,005,542 on 10/1/96 collateralized by a $32,832,000
                      U.S. Treasury Note, 8.5%, 2/15/00 ..............................................    35,000,000
      4,998,000     Repurchase Agreement with State Street Bank dated 9/30/96 at 5.3%
                      to be repurchased at $4,998,736 on 10/1/96 collateralized by a $5,065,000
                      U.S. Treasury Note, 6%, 8/31/97 ................................................     4,998,000
                                                                                                         -----------
                    TOTAL REPURCHASE AGREEMENTS (COST $39,998,000) ...................................    39,998,000
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
  COMMERCIAL PAPER 50.0%
--------------------------------------------------------------------------------------------------------------------

HEALTH 3.4%
Pharmaceuticals
     14,000,000     Eli Lilly & Co., 5.38%, 12/11/96 .................................................    13,850,964
                                                                                                         -----------

FINANCIAL 41.3%
Business Finance 3.6%
     15,000,000     CIT Group Holdings Inc., 5.16%, 10/9/96 ..........................................    14,980,680
                                                                                                         -----------
Other Financial Companies 37.7%
     16,000,000     AIG Funding Inc., 5.51%, 1/7/97 ..................................................    15,761,080
     10,000,000     American Express Credit Corp., 3.51%, 10/3/96 ....................................     9,997,072
     14,000,000     American General Finance Corp., 5.38%, 12/18/96 ..................................    13,836,643
     16,000,000     Associates Corp. of North America, 5.38%, 12/18/96 ...............................    15,813,306
     10,000,000     Beneficial Corp., 5.59%, 4/9/97 ..................................................     9,711,908
     10,000,000     Chevron Oil Finance Co., 5.14%, 10/9/96 ..........................................     9,987,168
     10,000,000     Ciesco L.P., 4.61%, 10/7/96 ......................................................     9,991,050
     13,000,000     Credit Agricole USA Inc., 5.43%, 12/5/96 .........................................    12,871,777
     10,000,000     Dresdner U.S. Finance Inc., 4.91%, 10/2/96 .......................................     9,997,271
     10,000,000     General Electric Capital Corp., 5.32%, 3/19/97 ...................................     9,743,583
      5,000,000     General Electric Capital Services Inc., 5.59%, 4/7/97 ............................     4,857,463
     17,000,000     New Center Asset Trust, 5.14%, 10/23/96 ..........................................    16,944,369
     16,000,000     Private Export Funding Corp., 5.39%, 11/14/96 ....................................    15,892,979
                                                                                                         -----------
                                                                                                         155,405,669
                                                                                                         -----------

MEDIA 1.5%
Broadcasting & Entertainment
      6,100,000     Walt Disney Co., 5.38%, 12/10/96 .................................................     6,035,955
                                                                                                         -----------

DURABLES 3.8%
Automobiles
     16,000,000     Ford Motor Credit Co., 5.40%, 11/26/96 ...........................................    15,864,467
                                                                                                         -----------
                    TOTAL COMMERCIAL PAPER (COST $206,154,345) .......................................   206,137,735
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  CERTIFICATES OF DEPOSIT 4.9%
--------------------------------------------------------------------------------------------------------------------

      5,000,000     Mellon Bank Corp., 6.13%, 9/9/97 .................................................     5,025,415
     15,000,000     United States National Bank of Oregon, 5.36%, 10/22/96 ...........................    15,000,000
                                                                                                         -----------
                    TOTAL CERTIFICATES OF DEPOSIT (COST $20,000,000) .................................    20,025,415
                                                                                                         -----------


    The accompanying notes are an integral part of the financial statements

  AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


Principal
Amount($)                                                                                                  Value($)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 26.4%
--------------------------------------------------------------------------------------------------------------------

      5,000,000     Federal Home Loan Bank, 5.31%, 12/12/96 ..........................................     5,000,000
      2,900,000     Federal Home Loan Mortgage Corp., 5.7%, 10/1/96 ..................................     2,900,000
     17,000,000     Federal National Mortgage Association, 5.149%, 7/14/99* ..........................    16,872,500
     20,000,000     Student Loan Marketing Association, 5.695%, 11/27/96* ............................    20,026,813
     38,690,000     Student Loan Marketing Association, 5.56%, 1/23/97* ..............................    38,760,416
     10,000,000     Student Loan Marketing Association, 5.51%, 10/30/97* .............................    10,013,900
     15,500,000     Student Loan Marketing Association, 5.14%, 7/12/99* ..............................    15,377,550
                                                                                                         -----------
                    TOTAL U.S. GOVERNMENT AGENCIES (COST $109,098,204) ...............................   108,951,179
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  SHORT_TERM NOTES 8.4%
--------------------------------------------------------------------------------------------------------------------

FINANCIAL 6.8%
Banks 5.6%
      5,000,000     Bank of America Illinois, 5.7%, 5/28/97 ..........................................     5,001,291
      8,000,000     FCC National Bank Note, 5.8%, 10/10/96 ...........................................     7,999,959
     10,000,000     Pittsburgh National Bank, 5.322%, 7/1/97* ........................................     9,992,000
                                                                                                         -----------
                                                                                                          22,993,250
                                                                                                         -----------
Other Financial Companies 1.2%
      5,000,000     General Electric Capital Corp., 5.35%, 10/22/96 ..................................     5,000,000
                                                                                                         -----------

AUTOMOBILE RECEIVABLES 1.6%
      6,605,783     Ford Motor Credit Co., 5.67%, 7/15/97 ............................................     6,605,584
                                                                                                         -----------
                    TOTAL SHORT_TERM NOTES (COST $34,595,734) ........................................    34,598,834
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  SUMMARY                                                                      % OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------

                    TOTAL INVESTMENT PORTFOLIO (COST $409,846,283)(a) ..........     99.4                409,711,163
                    OTHER ASSETS AND LIABILITIES, NET ..........................      0.6                  2,415,030
                                                                                    -----                -----------
                    NET ASSETS .................................................    100.0                412,126,193
                                                                                    =====                ===========
--------------------------------------------------------------------------------------------------------------------


    *  Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of
       September 30, 1996.

  (a)  At September 30, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $409,846,283 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost .........................................................     $ 142,758

       Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value .........................................................      (277,878)
                                                                                                         ---------

       Net unrealized depreciation .................................................................     $(135,120)
                                                                                                         =========
--------------------------------------------------------------------------------------------------------------------

       At September 30, 1996, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $74,841 which expire September 30, 2004. In addition, from November 1, 1995 through September
       30, 1996, the Fund incurred approximately $57,258 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------------------------------------------

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the
       Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of
       Assets and Liabilities.

--------------------------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements

  AARP HIGH QUALITY TAX FREE MONEY FUND


-----------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
-----------------------------------------------------------------------------------------------------------------------


                                                                                     Principle     Credit
                                                                                     Amount($)    Rating(b)    Value($)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  MUNICIPAL INVESTMENTS 99.3%
-----------------------------------------------------------------------------------------------------------------------

ALASKA
Alaska Housing Finance Corp., General Mortgage Revenue, Series 1991-A, Weekly
 Demand Note, 3.85%, 6/1/26* ......................................................  3,000,000      A-1+      3,000,000

ARIZONA
Apache County, AZ, Industrial Development Authority, Tucson Electric Power Co.,
 Series 1983 C, Weekly Demand Note, 3.85%, 12/15/18* ..............................  1,000,000      A-1       1,000,000
Maricopa County, AZ, Pollution Control Revenue, Palos Verde Project,
 Series 1985 G, Tax Exempt Commercial Paper, 3.6%, 10/16/96 .......................  2,000,000      A-1       2,000,000
Maricopa County, AZ, Pollution Control Revenue, Public Service of New Mexico,
 Weekly Demand Note, 3.9%, 11/1/22* ...............................................  4,000,000      A-1+      4,000,000
Pima County, AZ, Industrial Development Authority, Tucson Electric Power Co.,
 Weekly Demand Note, 3.8%, 10/1/22* ...............................................  3,900,000      A-1+      3,900,000
Pima County, AZ, Industrial Development Authority, Tucson Electric Power Co.
 Series 1982 A, Weekly Demand Note, 3.8%, 7/1/22* .................................  1,000,000      A-1+      1,000,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Weekly Demand
 Note, 3.9%, 12/1/11* .............................................................  1,900,000      A-1       1,900,000

CALIFORNIA
Anaheim, CA, Multi-Family Housing Revenue, Harbor Cliff Project,
 Variable Rate Demand Note, 3.55%, 7/1/06* ........................................  1,000,000      MIG1      1,000,000
California State Revenue Anticipation Note, Series 1996, 4.5%, 6/30/97 ............  1,000,000      SP1+      1,003,798
Orange County, CA, Irvine Ranch Water District, Series 1985 B,
 Variable Rate Demand Bond, 3.65%, 10/1/05* .......................................  1,000,000      A-1       1,000,000
Los Angeles County, CA, Tax and Revenue Anticipation Notes, Series 1996 A,
 4.5%, 6/30/97 ....................................................................  2,000,000      MIG1      2,009,326
Southern California Pollution Control Revenue, Edison Co., Series 1986 A,
 Daily Demand Note, 3.85%, 2/28/08* ...............................................  1,000,000      A-1+      1,000,000

COLORADO
Clear Creek County, CO, Colorado Counties Financing Program, Series 1988,
 Weekly Demand Note, 3.9%, 6/1/98* ................................................    155,000      A-1+        155,000
Colorado Health Facilities Authority, Composite Issue for Kaiser Permanente,
 Series 1995 A, Weekly Demand Note, 3.9%, 8/1/15* .................................  3,000,000      A-1+      3,000,000

FLORIDA
Dade County, FL, Industrial Development Authority Revenue, Dolphins
 Stadium Project:
   Series C, Weekly Demand Note, 3.85%, 1/1/16* ...................................  1,000,000      A-1+      1,000,000
   Series D, Weekly Demand Note, 3.85%, 1/1/16* ...................................  1,300,000      A-1+      1,300,000
Jacksonville, FL, Pollution Control Revenue, Florida Power and Light, Series 1994,
 Tax Exempt Commercial Paper, 3.6%, 10/10/96 ......................................  1,000,000      MIG1      1,000,000
Orlando, FL, Wastewater Systems Revenue, Series 1990 A, Tax Exempt
 Commercial Paper, 3.5%, 11/19/96 .................................................  2,000,000      A-1+      2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric, Cooperative
 Finance Corp., Series 1984 H-1, Weekly Demand Note, 3.4%, 3/15/14* ...............  4,250,000      A-1+      4,250,000
Sarasota County, FL, Public Hospital District, Sarasota Memorial, Series 1985 A
 Tax Exempt Commercial Paper, 3.6%, 10/18/96 ......................................  2,500,000      P1        2,500,000

GEORGIA
Gordon County, GA, Industrial Development Authority Revenue, Sara Lee Corp.
 Project, Series 1989, Weekly Demand Note, 3.85%, 3/1/02* .........................  1,400,000      A-1+      1,400,000

INDIANA
City of Sullivan, IN, National Rural Utilities Cooperative Finance Corp.,
Hoosier Energy Rural Electric, Tax Exempt Commercial Paper, 3.5%, 11/21/96 ........  2,000,000      A-1+      2,000,000



    The accompanying notes are an integral part of the financial statements

  AARP HIGH QUALITY TAX FREE MONEY FUND


-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                                     Principle     Credit
                                                                                     Amount($)    Rating(b)    Value($)
-----------------------------------------------------------------------------------------------------------------------

Hoosier City of Sullivan, IN, Cooperative Finance Corporation, Series, 1985 L4,
 Tax Exempt Commercial Paper, 3.55%, 10/8/96 ......................................  2,200,000      A-1+      2,200,000

IOWA
Iowa School Corporation Warrant Certificates, Iowa Schools Cash Anticipation
 Program, Series B, 4.25%, 1/30/97(c) .............................................  1,750,000      SP1+      1,754,764
West Des Moines, IA, Commercial Development Revenue, Greyhound Lines,
 Weekly Demand Note, 3.8%, 12/1/14* ...............................................  6,400,000      A-1+      6,400,000

KENTUCKY
Kentucky Development Finance Authority, Health Care System, Appalachian
 Regional Health Care, Series 1991, Weekly Demand Note, 3.85%, 9/1/06* ............  6,800,000      MIG1      6,800,000

MARYLAND
Ann Arrundel County, MD, Baltimore Electric & Gas Company, Tax Exempt
 Commercial Paper, 3.65%, 12/10/96 ................................................    900,000      A-1         900,000

MASSACHUSETTS
Massachusetts Bay Transportation Authority, MA, Series B, 4.75%, 9/5/97 ...........  2,000,000      SP-1      2,014,284

MINNESOTA
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982,
 Weekly Demand Note, 3.79%, 8/1/12* ...............................................    300,000      A-1+        300,000

MISSISSIPPI
Jackson County, MS, Pollution Control Revenue Refunding, Chevron USA Project,
 Series 1993, Daily Demand Note 3.7%, 6/1/23* .....................................    900,000      P1          900,000
Perry County, MS, Pollution Control Revenue, Leaf River Forest Products,
 Daily Demand Note, 3.75%, 3/1/02* ................................................    800,000      P1          800,000

MISSOURI
Missouri HEFA School District Advance Funding Note, Series 1996 C, Kansas City
 School District, 4.5%, 9/8/97 ....................................................  1,000,000      SP1+      1,005,416

NEVADA
Clark County, NV, Airport System, McCarran International Airport, Series A,
 Weekly Demand Note, 3.8%, 7/1/12*(c) .............................................  3,000,000      A-1+      3,000,000

NEW HAMPSHIRE
New Hampshire Business Finance Authority, Connecticut Light & Power,
 Weekly Demand Note, 3.9%, 12/1/22* ...............................................  1,700,000      A-1+      1,700,000

NEW MEXICO
Albuquerque, NM, Gross Receipts/Lodger's Tax, Series 19991 A, Weekly Demand
 Note, 3.9%, 7/1/22* ..............................................................  2,000,000      A-1+      2,000,000
Farmington, NM, Pollution Control Revenue, Arizona Public Service Co.,
 Series 1994 B, Daily Demand Note, 3.75%, 9/1/24* .................................    300,000      P1          300,000

NEW YORK
New York State Energy Research & Development Authority, Pollution Control,
 NYS Electric and Gas, Daily Demand Note, 3.75%, 6/1/29* ..........................    500,000      A-1+        500,000
New York Municipal Water Authority, Series 1994 G, 3.75%, 6/15/24*(c) .............    350,000      MIG1        350,000
New York City General Obligation, Series 1994 H-3, Tax Exempt
 Commercial Paper, 3.75%, 11/12/96(c) .............................................  1,000,000      A-1+      1,000,000
New York City, NY, General Obligation, Series A-4, Daily Demand Note,
 4%, 8/1/22* ......................................................................    900,000      MIG1        900,000

PENNSYLVANIA
Allegheny County, PA, General Obligation, Tender Option Bond, Weekly Demand
 Note, Series C38, 3.9%, 9/1/04*(c) ...............................................  1,000,000      MIG1      1,000,000
Emmaus, PA, General Authority, Local Government Revenue Bond Pool Program:
 1989 Series E, Weekly Demand Note, 3.95%, 3/1/24* ................................  1,800,000      A-1       1,800,000
 1989 Series E-6, Weekly Demand Note, 3.95%, 3/1/24* ..............................  2,000,000      A-1+      2,000,000
 1989 Series E-8, Weekly Demand Note, 3.95%, 3/1/24* ..............................  1,200,000      A-1+      1,200,000


    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                                     Principle     Credit
                                                                                     Amount($)    Rating(b)    Value($)
-----------------------------------------------------------------------------------------------------------------------

Langhorne, PA, Franciscan Health System Pooled Financing, Saint Mary Hospital
 Authority, Series A, Daily Demand Note, 3.85%, 12/1/24* ..........................    200,000      A-1+        200,000
Philadelphia, PA, Tax and Revenue Anticipation Notes, Series 1996 A, 4.5%,
 6/30/97 ..........................................................................  2,000,000      MIG1      2,007,874
Philadelphia, PA, School District, Tax and Revenue Anticipation Notes,
 Series 1996-1997, 4.5%, 6/30/97 ..................................................  3,000,000      SP1       3,010,763

TENNESSEE
Franklin, TN, Industrial Development Revenue, Franklin Oaks Apartments,
 Weekly Demand Note, 3.65%, 12/1/07* ..............................................  5,000,000      MIG1      5,000,000

TEXAS
Brazos, TX, Harbor Institutional Project, Series 1986, Tax Exempt
 Commercial Paper, 3.6%, 10/9/96 ..................................................    960,000      A-1         960,000
Grapevine, TX, Industrial Development Corp., American Airlines, Series B2
 Daily Demand Note, 3.9%, 12/1/24* ................................................    500,000      P1          500,000
Grapevine, TX, Industrial Development Corp., American Airlines, Series B4,
 Daily Demand Note, 3.9%, 12/1/24* ................................................    600,000      P1          600,000
Harris County, TX, Tax Anticipation Notes, Series 1996, 4.5%, 2/28/97 .............  1,000,000      MIG1      1,002,973
Lone Star, TX, Airport Improvement Authority, 1995 Series A-3, Daily Demand
 Note, 3.9%, 12/1/14* .............................................................    200,000      MIG1        200,000
San Antonio, TX, Electric and Gas, City Public Services, Series 1995 A, Tax Exempt
 Commercial Paper, 3.1%, 10/25/96 .................................................  1,500,000      A-1+      1,500,000
Texas General Obligation, Veterans Housing Assistance Refunding Bonds,
 Series 1995, Weekly Demand Note, 3.8%, 12/1/16* ..................................  1,500,000      A-1+      1,500,000
State of Texas, Tax and Revenue Anticipation Notes, Series 1996, 4.75%, 8/29/97 ...  2,000,000      SP1+      2,014,612

UTAH
Salt Lake City UT, Pooled Hospital Financing, Tax Exempt Commercial Paper,
 3.5%, 10/15/96 ...................................................................  1,000,000      A-1+      1,000,000

VERMONT
Vermont Educational and Health Buildings Financing Agency, Revenue
 Capital Asset Financing, Series 2005 A, 3.8%, 8/1/05* ............................  3,600,000      MIG1      3,600,000

WASHINGTON
Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand Note,
 3.9%, 11/1/18* ...................................................................  1,900,000      A-1+      1,900,000
Washington Health Care Facilities Authority:
 Sisters of Providence, Series 1985-E, Daily Demand Note, 3.75%, 10/1/05* .........  1,000,000      A-1+      1,000,000
 Yakima Valley Memorial Hospital Association, Series 1996, 3.6%, 12/1/96 ..........    800,000      AAA         800,000

WISCONSIN
Milwaukee, WI, Promissory Notes, General Obligation, Series 1996 B-6,
 3.8%, 2/15/97 ....................................................................  1,495,000      AA        1,498,545

WYOMING
Sweetwater County, WY, Pollution Control Revenue Refunding, Pacificorp Project,
 Series 1990 A, Weekly Demand Note, 3.8%, 7/1/15* .................................  2,000,000      MIG1      2,000,000
                                                                                                            -----------
TOTAL MUNICIPAL INVESTMENTS (COST $110,537,355) ...................................                         110,537,355
                                                                                                            -----------

-----------------------------------------------------------------------------------------------------------------------
  SUMMARY                                                                               % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

                    TOTAL INVESTMENT PORTFOLIO (COST $110,537,355)(a) ....................     99.3         110,537,355
                    OTHER ASSETS AND LIABILITIES, NET ....................................      0.7             727,373
                                                                                              -----         -----------
                    NET ASSETS ...........................................................    100.0         111,264,728
                                                                                              =====         ===========
-----------------------------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements

  AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    * Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

  (a) At September 30, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $110,631,317 was as follows:

       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value .........   $(93,962)
                                                                      ========

  (b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

  (c) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, FSA, or MBIA.

--------------------------------------------------------------------------------

       At September 30, 1996, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $608,379 of which $170,432 expires September 30, 1997, $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003, $5,140 expires September 30, 2004. In addition, from November 1, 1995 through September 30, 1996, the Fund incurred approximately $217,594 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.





    The accompanying notes are an integral part of the financial statements

  AARP GNMA AND U.S. TREASURY FUND

----------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
----------------------------------------------------------------------------------------------------------------------

Principal                                                                                                    Market
Amount($)                                                                                                   Value($)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 0.5%
----------------------------------------------------------------------------------------------------------------------

         26,622,000   Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 9/30/96 at 5.70%
                        to be repurchased at $26,626,215 on 10/1/96, collateralized by a $27,114,000
                        U.S. Treasury Note, 6.125%,  9/30/00, (COST $26,622,000) ......................     26,622,000
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 33.1%
----------------------------------------------------------------------------------------------------------------------

        150,000,000   U.S. Treasury Note, 5.625%, 10/31/97 ............................................    149,649,000
        300,000,000   U.S. Treasury Note, 5.25%, 12/31/97 .............................................    297,609,000
        175,000,000   U.S. Treasury Note, 6.125%, 5/15/98 .............................................    175,218,750
        200,000,000   U.S. Treasury Note, 5.0%, 1/31/99 ...............................................    194,938,000
        250,000,000   U.S. Treasury Note, 5.50%, 2/28/99 ..............................................    246,132,500
        200,000,000   U.S. Treasury Note, 6.875%, 7/31/99 .............................................    202,968,000
        360,000,000   U.S. Treasury Note, 6.0%, 8/15/99 ...............................................    357,469,200
                                                                                                         -------------
                      TOTAL U.S. TREASURY OBLIGATIONS (COST $1,630,584,011) ...........................  1,623,984,450
                                                                                                         -------------

----------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 65.9%
----------------------------------------------------------------------------------------------------------------------

        618,529,061   6.50% with various maturities to 5/15/26 ........................................    580,354,367
        673,093,309   7.00% with various maturities to 7/15/25 ........................................    651,628,516
        207,213,441   7.50% with various maturities to 6/15/26 ........................................    205,020,978
        188,611,417   8.00% with various maturities to 11/15/23 .......................................    191,260,566
        444,138,044   8.50% with various maturities to 9/15/26 ........................................    458,101,856
        496,933,743   9.00% with various maturities to 4/15/26 ........................................    525,485,170
        299,492,348   9.50% with various maturities to 9/15/24 ........................................    322,676,078
        227,243,557   10.00% with various maturities to 12/15/24 ......................................    248,342,764
            141,203   10.25% with a maturity of 12/15/98 ..............................................        148,087
         19,246,842   10.50% with various maturities to 1/20/21 .......................................     21,319,891
          4,025,582   11.50% with various maturities to 2/15/16 .......................................      4,593,671
          7,952,389   12.00% with various maturities to 7/15/15 .......................................      9,258,471
          6,109,038   12.50% with various maturities to 8/15/15 .......................................      7,171,566
          1,441,856   13.00% with various maturities to 8/20/15 .......................................      1,707,313
            865,092   13.50% with various maturities to 10/15/14 ......................................      1,041,010
            331,829   14.00% with various maturities to 12/15/14 ......................................        404,767
             95,793   14.50% with a maturity of 10/15/14 ..............................................        118,214
            237,143   15.00% with various maturities to 10/15/12 ......................................        292,642
            276,833   16.00% with a maturity of 2/15/12 ...............................................        344,458
                                                                                                         -------------
                      TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                        (COST $3,225,098,366) .........................................................  3,229,270,385
                                                                                                         -------------

----------------------------------------------------------------------------------------------------------------------
  SUMMARY       % OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------

                      TOTAL INVESTMENT PORTFOLIO (COST $4,882,304,377)(a) ................   99.5        4,879,876,835
                      OTHER ASSETS AND LIABILITIES, NET ..................................    0.5           24,563,009
                                                                                            -----        -------------
                      NET ASSETS .........................................................  100.0        4,904,439,844
                                                                                            =====        =============




    The accompanying notes are an integral part of the financial statements

  AARP GNMA AND U.S. TREASURY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    *  Effective maturities will be shorter due to prepayments.

  (a) At September 30, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $4,882,304,377 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ........ $ 33,904,328

       Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value ........  (36,331,870)
                                                                   ------------

       Net unrealized depreciation ............................... $ (2,427,542)
                                                                   ============

--------------------------------------------------------------------------------

       Purchases and sales of investment securities, all of which were U.S. Government obligations and U.S. Government Agencies (excluding short-term investments), for the year ended September 30, 1996, aggregated $5,937,809,268 and $4,285,162,696, respectively.

--------------------------------------------------------------------------------

       At September 30, 1996, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $322,435,519 all of which expires September 30, 2003.

--------------------------------------------------------------------------------

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.





    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY BOND FUND

----------------------------------------------------------------------------------------------
LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
----------------------------------------------------------------------------------------------

Principal                                                                             Market
Amount($)                                                                            Value($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 9.7%
----------------------------------------------------------------------------------------------

    27,994,000  Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96 at 5.7% to be repurchased at
                  $27,998,432 on 10/1/96 collateralized by a
                  $26,773,000 U.S. Treasury Note, 7.75%, 1/31/00 ...............    27,994,000

    21,940,000  Repurchase Agreement with State Street Bank dated
                  9/30/96 at 5.3% to be repurchased at $21,943,230
                  on 10/1/96 collateralized by a $22,233,000 U.S.
                  Treasury Note, 6%, 8/31/97 ...................................    21,940,000
                                                                                   -----------
                TOTAL REPURCHASE AGREEMENTS (COST $49,934,000) .................    49,934,000
                                                                                   -----------
----------------------------------------------------------------------------------------------
SHORT-TERM NOTES 7.6%
----------------------------------------------------------------------------------------------

    20,000,000  Federal Farm Credit Bank, 4.63%, 10/9/96 .......................    19,976,889
    19,000,000  Federal Home Loan Bank, 2.59%, 10/2/96 .........................    18,997,271
                                                                                   -----------
                TOTAL SHORT-TERM NOTES (COST $38,974,160) ......................    38,974,160
                                                                                   -----------
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER 3.9%
----------------------------------------------------------------------------------------------

    20,000,000  Associates Corp. of North America, 5.21%, 10/29/96
                  (COST $19,916,000) ...........................................    19,916,000
                                                                                   -----------
----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 25.9%
----------------------------------------------------------------------------------------------

    40,000,000  U.S. Treasury Note, 5.75%, 10/31/97 (c) ........................    39,962,400
    30,000,000  U.S. Treasury Note, 6.75%, 5/31/99 (c) .........................    30,360,900
    12,500,000  U.S. Treasury Note, 6.875%, 7/31/99 ............................    12,685,500
    25,000,000  U.S. Treasury Note, 5.75%, 8/15/03 .............................    23,847,750
    25,000,000  U.S. Treasury Note, 7.25%, 8/15/04 (c) .........................    25,898,500
                                                                                   -----------
                TOTAL U.S. TREASURY OBLIGATIONS (COST $133,291,993) ............   132,755,050
                                                                                   -----------
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY PASS-THRUS* 19.9%
----------------------------------------------------------------------------------------------

    10,122,945  Federal Home Loan Mortgage Corp., 8%, 4/1/08 ...................    10,355,570
     6,576,814  Federal National Mortgage Association, 8%, 5/1/07 ..............     6,725,910
     9,025,211  Federal National Mortgage Association, 8.5%, 11/1/09 ...........     9,372,049
     8,718,803  Federal National Mortgage Association, 8%, 12/1/09 .............     8,916,459
     6,822,599  Federal National Mortgage Association, 6.5%, 10/1/25 ...........     6,413,243
    24,106,730  Federal National Mortgage Association, 6.5%, 11/1/25 ...........    22,660,327
     2,440,099  Federal National Mortgage Association, 6.5%, 11/1/25 ...........     2,291,400
     2,381,781  Federal National Mortgage Association, 6.5%, 11/1/25 ...........     2,238,875
    32,000,000  Federal National Mortgage Association, 8.5%, TBA (b) ...........    32,819,840
                                                                                   -----------
                TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS (COST $103,052,596) ....   101,793,673
                                                                                   -----------
----------------------------------------------------------------------------------------------
FOREIGN BONDS - U.S.$ DENOMINATED 5.5%
----------------------------------------------------------------------------------------------

    15,000,000  Abbey National PLC Global Medium Term Note, 6.69%, 10/17/05 ....    14,441,250
    15,000,000  Province of Ontario Global, 6%, 2/21/06 ........................    13,829,100
                                                                                   -----------
                TOTAL FOREIGN BONDS - U.S.$ DENOMINATED (COST $29,928,700) .....    28,270,350
                                                                                   -----------




    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY BOND FUND


Principal                                                                              Market
Amount($)                                                                             Value($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
ASSET BACKED 5.4%
----------------------------------------------------------------------------------------------
HOME EQUITY LOANS 4.5%
     22,727,121  The Money Store Inc. Home Equity Trust Series
                   1996-B A1, 6.72%, 3/15/10 ...................................    22,762,632
MANUFACTURED HOUSING 0.9%
      4,500,000  Merrill Lynch Mortgage Investors Inc., "B", Series
                   1991-D, 9.85%, 7/15/11 ......................................     4,734,810
                                                                                   -----------
                 TOTAL ASSET BACKED (COST $27,186,340) .........................    27,497,442
                                                                                   -----------
----------------------------------------------------------------------------------------------
CORPORATE BONDS 24.0%
----------------------------------------------------------------------------------------------

CONSUMER STAPLES 3.2%
     15,000,000  Coca Cola Enterprises, Inc., 8.5%, 2/1/22 .....................    16,362,450
                                                                                   -----------
FINANCIAL 9.9%
      1,500,000  American Express Credit Corp., 11.625%, 12/12/00 ..............     1,606,875
     15,000,000  Associates Corp. of North America, 6.625%, 5/15/01 ............    14,849,400
      7,550,000  BankAmerica Corp., 7.125%, 5/1/06 .............................     7,431,465
     20,000,000  Fleet Financial Group Inc., 6%, 10/26/98 ......................    19,842,400
      7,450,000  Wells Fargo & Co., 6.875%, 4/1/06 .............................     7,193,869
                                                                                   -----------
                                                                                    50,924,009
                                                                                   -----------
TECHNOLOGY 2.7%
     15,000,000  In-ternational Business Machines Corp., 7%, 10/30/45 ..........    13,704,600
                                                                                   -----------
ENERGY 6.4%
     15,000,000  Atlantic Richfield Co., 9.125%, 8/1/31 ........................    17,619,000
     15,000,000  Norsk Hydro AS, 7.75%, 6/15/23 ................................    14,919,300
                                                                                   -----------
                                                                                    32,538,300
                                                                                   -----------
UTILITIES 1.8%
     10,000,000  Public Service Electric & Gas Co. 1st Refunding
                   Mortgage, 6.25%, 1/1/07 .....................................     9,145,800
                                                                                   -----------
                 TOTAL CORPORATE BONDS (COST $124,101,989) .....................   122,675,159
                                                                                   -----------

----------------------------------------------------------------------------------------------
SUMMARY                                                            % OF NET ASSETS
----------------------------------------------------------------------------------------------

                 TOTAL INVESTMENT PORTFOLIO (COST $526,385,778) (a) ...  101.9     521,815,834
                 OTHER ASSETS AND LIABILITIES, NET ....................   (1.9)     (9,910,668)
                                                                         -----     -----------
                 NET ASSETS ...........................................  100.0     511,905,166
                                                                         =====     ===========

----------------------------------------------------------------------------------------------


*    Effective maturities will be shorter due to prepayments.

TBA To be announced

(a) At September 30, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $526,385,778 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost .......................................   $ 1,610,998

     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value .......................................    (6,180,942)
                                                                                   -----------
     Net unrealized depreciation ...............................................   $(4,569,944)
                                                                                   ===========

(b)  Security purchased on a when-issued basis (See Note 1 of Notes to the Financial Statements).





    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------



(c) At September 30, 1996, these securities, in whole or in part, have been segregated to cover when-issued securities.
-------------------------------------------------------------------------------
     The aggregate face value of futures contracts opened and closed during the year ended September 30, 1996 was $2,745,543,197 and $2,745,543,197,
     respectively.
-------------------------------------------------------------------------------
     For the year ended September 30, 1996, purchases and sales of investment securities (excluding short-term and U.S. Government obligations and U.S. Government agencies) aggregated $135,968,590 and $74,784,828, respectively. Purchases and sales of U.S. Government obligations and U.S. Government Agencies aggregated $639,930,969 and $725,671,135, respectively. In addition, the Fund wrote and closed options on U.S. Treasury Bonds (premiums received $268,688).
-------------------------------------------------------------------------------
     At September 30, 1996, and to the extent provided in regulations, the Fund had a capital loss carryforward of approximately $7,897,530 which expires September 30, 2003. In addition, from November 1, 1995 through September 30, 1996, the Fund incurred approximately $860,534 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1997.
-------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.





    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------
LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS (Under 1 year) - 6.6%
-------------------------------------------------------------------------------------------------------------

ALABAMA
Phoenix City, AL, Industrial Development Bond, Mead Coated
   Board Project, Daily Demand Note, 4.1%, 10/1/25* .......................   3,100,000     A1      3,100,000

CALIFORNIA
San Diego County, California, Water Authority, Certificate of Participation:
   5.632%, 4/25/07*(c) ....................................................   6,300,000     AAA     6,481,629
   5.681%, 4/22/09*(c) ....................................................   4,500,000     AAA     4,605,795

DISTRICT OF COLUMBIA
District of Columbia, General Obligation, Refunding Bonds,
   Series A6, Daily Demand Note, 4.1%, 10/1/07* ...........................     400,000     A         400,000

FLORIDA
Halifax Hospital Medical Center, FL, Hospital Revenue, Auction
   Reset Security, Series A, 3.7%, 10/1/19*(c) ............................  11,000,000     AAA    11,000,000
Volusia County, FL, Health Facility Authority Revenue Health
   FAC-S Alliance Community, Variable Rate Demand Note, 4%, 9/1/20* .......   1,000,000     A1+     1,000,000

ILLINOIS
Illinois Educational Facilities Authority, University Pooled
   Finance Program, Weekly Demand Note, 3.9%, 12/1/05*(c) .................   5,000,000     MIG1    5,000,000
Illinois Health Facilities Authority, Rush Presbyterian St.
   Luke's Hospital, Tax Exempt Commercial Paper,
   Series 1989, 3.5%, 10/22/96 ............................................   1,100,000     A1+     1,100,000

INDIANA
Trustees of Purdue University Student Fee Revenue Bonds,
   Series 1995K, Weekly Demand Bond, 3.8%, 7/1/20* ........................   5,000,000     MIG1    5,000,000

KANSAS
Burlington, KS, Environmental Improvement Revenue, Kansas City
   Power & Light, Municipal Auction Security,
   Series B, 3.64%, 12/1/23* ..............................................  16,000,000     A      16,000,000

MASSACHUSETTS
Massachusetts Education Loan Authority Revenues, Issue E,
   Series 1996A, Weekly Demand Note, 3.8%, 7/1/14* ........................   1,000,000     A1+     1,000,000
Massachusetts Health & Educational Facilities Authority, Capital
   Asset Program:
   Series 1989G-1, Weekly Demand Note, 3.7%, 1/1/19*(c) ...................     800,000     AAA       800,000
   Series D, Weekly Demand Note, 3.75%, 1/1/35*(c) ........................     100,000     SP1+      100,000
Massachusetts Industrial Finance Agency, Resource Recovery,
   Ogden Haverhill Project, Weekly Demand Note, 3.8%, 12/1/06* ............   1,600,000     MIG1    1,600,000
Massachusetts State Health and Educational Facilities,
   Boston University, Select Auction Variable Rate
   Securities, 3.53%, 10/1/31*(c) .........................................   1,000,000     AAA     1,000,000

MICHIGAN
Grand Rapids, MI, Water Supply Revenue Bonds, Series 1993,
    Weekly Demand Note, 3.7%, 1/1/20*(c) ..................................   3,000,000     MIG1    3,000,000

NEW YORK
New York City Municipal Water Finance Authority, Series 1994G
    Variable Rate Demand Note, 3.75%, 6/15/24*(c) .........................     300,000     MIG1      300,000
New York City, NY, General Obligation, Unlimited Tax
    Series A4, 3.9%, 8/1/21* ..............................................   7,600,000     MIG1    7,600,000
New York State Energy, Brooklyn Union Gas, Select Auction
    Variable Rate Securities, 3.59%, 4/1/20* ..............................  10,000,000     A      10,000,000
New York State General Obligation, Tax Exempt Commercial Paper,
    Series R, 3.45%, 10/9/96 ..............................................   4,000,000     A       4,000,000

NORTH CAROLINA
Durham, NC, General Obligation, Variable Rate
    Demand Note, 3.8%, 2/1/12* ............................................     100,000     A1        100,000





    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
OHIO
Cuyahoga County, OH, Health & Education, University Hospital
   of Cleveland, Daily Demand Note, 3.95%, 1/1/16* ........................   1,300,000     MIG1    1,300,000

PENNSYLVANIA
Philadelphia, PA, Hospital and Higher Education Facilities Authority, Daily
Demand Note, 4%, 3/1/27* ..................................................   5,300,000     A1+     5,300,000

PUERTO RICO
Puerto Rico, Series 1996, Variable Rate Demand Bond, 3.65%, 7/1/01*(c) ....   3,000,000     AAA     3,000,000

SOUTH CAROLINA
Charleston, SC, Industrial Refunding Revenue Bonds, Massey Coal
   Terminal, Daily Demand Bond, 3.75%, 1/1/07* ............................     450,000     P1        450,000

TEXAS
Grapevine, TX, Industrial Development Authority Corp., Series A4,
   Daily Demand Note, 3.9%, 12/1/24* ......................................   1,700,000     P1      1,700,000

UTAH
Intermountain Power Agency, UT, Power Supply Revenue,
   Series 1993, 5.55%, 7/1/11* ............................................   7,000,000     AAA     6,760,250

VIRGINIA
Peninsula Port Authority, VA, Shell Oil, Daily
   Demand Note, 3.75%, 12/1/05* ...........................................   3,600,000     SS&C    3,600,000
Winchester County, VA, Industrial Development Authority,
   Hospital Revenue, 6.3%, 1/1/15*(c) .....................................   5,700,000     AAA     5,432,442

WASHINGTON
Tacoma, WA, Electric System Revenue, 6.51%, 1/2/15*(c) ....................   6,000,000     AAA     6,268,620
                                                                                                  -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (COST $116,519,925) ................                       116,998,736
                                                                                                  -----------
-------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS (Over 1 year) - 92.5%
-------------------------------------------------------------------------------------------------------------
ALASKA
Alaska State Housing Finance Corp., Veterans Mortgage, First
   Program, Series F, GNMA Collateralized, 8.1%, 9/1/20 ...................   4,340,000     AAA     4,455,227
Anchorage, AK, Electric Utility Revenue, Senior Lien, 6.5%, 12/1/07 (c) ...   2,620,000     AAA     2,910,296
North Slope Borough, AK, General Obligation:
    Capital Appreciation, Series A, Zero Coupon, 6/30/06 (c) ..............   4,000,000     AAA     2,343,360
    Capital Appreciation, Series B, Zero Coupon:
       6/30/05 (c) ........................................................  25,600,000     AAA    15,978,496
       6/30/04 (c) ........................................................  15,500,000     AAA    10,287,350
    Series B, Zero Coupon, 1/1/03 (c) .....................................  16,000,000     AAA    11,557,440

ARIZONA
Arizona State, Municipal Finance Program, Certificate of
    Participation, Series 25, 7.875%, 8/1/14 (c) ..........................   3,500,000     AAA     4,436,740
Maricopa County, AZ:
    School District #28, Kyrene Elementary,
        Series B, Zero Coupon, 1/1/04(c) ..................................   6,000,000     AAA     4,152,360
    School District #6, Washington Elementary,
        Series B, 4.1%, 7/1/13 (c) ........................................   2,950,000     AAA     2,443,574
    Unified School District #41, Gilbert School,
        Zero Coupon, 1/1/05 (c) ...........................................   5,280,000     AAA     3,445,411
    Unified School District #68, Alhambra Elementary,
        Zero Coupon, 7/1/05 (c) ...........................................   2,850,000     AAA     1,812,258
Scottsdale, AZ, Industrial Development Authority, Scottsdale Memorial
        Hospital, 8.5%, 9/1/17 (c) ........................................   1,050,000     AAA     1,114,050

CALIFORNIA
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
        5.375%, 6/1/09 ....................................................  10,415,000     AAA    10,385,734
Banning, CA, Water System, Certificate of Participation, 8%, 1/1/19 (c) ...     960,000     AAA     1,245,053
Banning, CA, Wastewater, Certificate of Participation, 8%, 1/1/19 (c) .....   1,080,000     AAA     1,400,684


    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
Big Bear Lake, California Department of Water and Power, Series 1996,
        6%, 4/1/11 (c) ....................................................   3,800,000     AAA     4,015,498
State of California, General Obligation, 6.4%, 2/1/06 (c) .................   4,500,000     AAA     4,936,860
California Housing Finance Agency Revenue, 5.7%, 8/1/16 ...................   7,210,000     AAA     7,083,392
California Housing Finance Authority Revenue, 5.3%, 8/1/14 (c) ............   4,000,000     AAA     4,002,120
California State Public Works Board, Lease Revenue,
    Series A, 6.3%, 12/1/06 (c) ...........................................   8,095,000     AAA     8,918,504
Irvine Ranch, California Water District, Joint Powers Agency
    Local Pool Revenue, 7.875%, 2/15/23 ...................................   3,000,000     AA      3,128,820
Los Angeles County, CA, Convention & Exhibition Center Authority,
    Certificate of Participation:
         Zero Coupon, 8/15/02 (c) .........................................   5,000,000     AAA     3,738,650
         Zero Coupon, 8/15/03 (c) .........................................   6,270,000     AAA     4,435,085
Los Angeles County, CA, Public Works Financing Authority Lease Revenue,
        Series 1996B, 5.25%, 9/1/11 (c) ...................................   3,000,000     AAA     2,921,220
Los Angeles County, CA, Capital Asset Leasing, 6%, 12/1/06 (c) ............   9,000,000     AAA     9,702,450
Los Angeles County, CA, Public Works Finance Authority, Lease Revenue,
        Multiple Projects IV, 4.75%, 12/1/10 (c) ..........................  11,140,000     AAA    10,201,009
Madera, CA, Certificates of Participation, Valley Children's
    Hospital Project, Series 1995, 6.5%, 3/15/10 (c) ......................   2,840,000     AAA     3,127,408
Oakland, CA, Redevelopment Agency, Tax Allocation, Central District,
    6%, 2/1/07 (c) ........................................................   2,000,000     AAA     2,138,080
Riverside, CA, Transportation Commission, Sales Tax Revenue:
    Series A, 5.7%, 6/1/06 (c) ............................................   5,400,000     AAA     5,648,670
    Series A, 5.75%, 6/1/07 (c) ...........................................    3,000,000    AAA     3,146,100
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax,
    Revenue Refunding, 6.75%, 7/1/10 (c) ..................................   2,000,000     AAA     2,263,660
San Joaquin, CA, Certificates of Participation, County Public
    Facilities Project, 5.5%, 11/15/13 (c) ................................   2,000,000     AAA     1,997,660
Sweetwater, CA, Water Revenue, 5.25%, 4/1/10 (c) ..........................  13,240,000     AAA    13,051,330
Three Valleys, CA, Municipal Water District, Certificates
    of Participation, 5%, 11/1/14 (c) .....................................   3,000,000     AAA     2,774,310
Whittier, CA, Presbyterian Intercommunity Hospital, Health
    Facilities Revenue, 6.25%, 6/1/08 (c) .................................   1,780,000     AAA     1,936,943

COLORADO
Castle Rock Ranch Colorado Public Improvements Authority,
    Public Facilities Revenue:
       Series 1996, 6.3%, 12/1/07 .........................................   3,115,000     AA      3,286,014
       Series 1996, 6.4%, 12/1/08 .........................................   3,310,000     AA      3,502,079
       Series 1996, 6.375%, 12/1/11 .......................................   2,000,000     AA      2,088,020

CONNECTICUT
Connecticut Resource Recovery Authority:
    Series 1996, 6.25%, 11/15/05 (c) ......................................   2,000,000     AAA     2,166,000
    Series 1996A, 6.25%, 11/15/06 (c) .....................................   4,525,000     AAA     4,895,009
Connecticut State Housing Authority, Housing Mortgage
    Finance Program, Series 1992B, 6.15%, 11/15/04 ........................   5,000,000     AA      5,194,000

DISTRICT OF COLUMBIA
District of Columbia, General Obligation:
    Series A1, 6.5%, 6/1/10 (c) ...........................................   2,270,000     AAA     2,483,630
    Refunding, 1993 Series A, 5.875%, 6/1/05 (c) ..........................   4,750,000     AAA     4,924,135
    Series A, Prerefunded 6/1/99 at 102, 7.5%, 6/1/09***(c) ...............   5,000,000     AAA     5,481,600
    Series B, Zero Coupon, 6/1/00 (c) .....................................   3,500,000     AAA     2,929,325
    Series B, 6.125%, 6/1/03 (c) ..........................................   4,000,000     AAA     4,219,760
    Series B, 5.4%, 6/1/06 (c) ............................................  18,905,000     AAA    18,861,329
    Series B3, 5.4%, 6/1/06 (c) ...........................................  10,000,000     AAA     9,976,900





    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
   Series B, 5.5%, 6/1/07 (c) .............................................  25,000,000     AAA    25,058,000
   Series B, 5.5%, 6/1/08 (c) .............................................  21,300,000     AAA    21,279,978
   Series B, 5.5%, 6/1/09 (c) .............................................  15,150,000     AAA    15,039,708
   Series B, 5.5%, 6/1/09 (c) .............................................   2,840,000     AAA     2,819,325
   Series B, 5.5%, 6/1/10 (c) .............................................  15,590,000     AAA    15,382,653
   Series B, 5.5%, 6/1/12 (c) .............................................   1,050,000     AAA     1,024,097
District of Columbia, Georgetown University, Series B, 7.1%, 4/1/12 .......   3,000,000     AAA     3,202,440

FLORIDA
Florida State Department of Natural Resources, Preservation 2000-A,
   4.75%, 7/1/12 (c) ......................................................  10,000,000     AAA     9,039,400
Florida Municipal Power Agency, Stanton II Project, Refunding
   Revenue Bonds, Series 1993, 4.5%, 10/1/16 (c) ..........................   4,400,000     AAA     3,732,652
Orange County, FL, Health Facilities Authority Refunding Program,
   Series A, 7.875%, 12/1/25 (c) ..........................................  16,830,000     AAA    17,545,107
Sarasota County, FL, School Board Finance Corp., Lease Revenue,
   Refunding, 5%, 7/1/09 (c) ..............................................   5,595,000     AAA     5,355,366

GEORGIA
Cobb County, GA, Kennestone Hospital Authority,
   Series A, 5.625%, 4/1/11 (c) ...........................................   5,305,000     AAA     5,370,676
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central
   Georgia, Series C, 5.25%, 8/1/11 (c) ...................................   8,225,000     AAA     8,074,894
Municipal Electric Authority of Georgia, 5th Crossover,
   Project #1, 6.4%, 1/1/13 (c) ...........................................   3,500,000     AAA     3,807,615

ILLINOIS
Central Lake County, IL, Joint Action Water Agency,
   Refunding Revenue, Zero Coupon, 5/1/02 (c) .............................   2,245,000     AAA     1,698,185
Chicago O'Hare International Airport, IL, Refunding Revenue:
   Series 1996A, Passenger Facilities Charge, 6%, 1/1/06 (c) ..............   2,000,000     AAA     2,104,140
   Series C, 5%, 1/1/11 (c) ...............................................   6,500,000     AAA     6,071,520
Chicago, IL, Board of Education, Certificate of Participation,
   Series 1992A, Non Callable, 6.125% 1/1/06 (c) ..........................   4,000,000     AAA     4,268,640
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/1/09 (c) .......................................................  11,990,000     AAA    12,010,023
   5.5%, 1/1/10 (c) .......................................................   7,220,000     AAA     7,212,563
Chicago, IL, General Obligation:
   6.25%, 1/1/11 (c) ......................................................   3,000,000     AAA     3,201,600
   Series A, 5.375%, 1/1/13 (c) ...........................................  15,410,000     AAA    15,009,648
   Series B, 5%, 1/1/08 (c) ...............................................   3,485,000     AAA     3,374,003
   Series B, 5%, 1/1/10 (c) ...............................................   5,200,000     AAA     4,910,360
   Series B, 5%, 1/1/11 ...................................................   1,620,000     AAA     1,528,324
   Series B, 5%, 1/1/12 (c) ...............................................   5,000,000     AAA     4,679,950
   Series B, 5.125%, 1/1/15 (c)(d) ........................................   9,550,000     AAA     8,993,044
   Emergency Telephone System, 5.55%, 1/1/08 ..............................   5,820,000     AAA     5,898,279
Chicago, IL, General Obligation Lease, Board of Education:
   Series 1996, 6.25%, 12/1/11 (c) ........................................   1,600,000     AAA     1,711,984
   Series A, 6.25%, 1/1/15 (c) ............................................  23,000,000     AAA    24,583,780
   Series A, 6.25%, 1/1/10 (c) ............................................  11,550,000     AAA    12,345,218
   Series A 6%, 1/1/16 (c) ................................................  11,025,000     AAA    11,473,166
   Series A, 6%, 1/1/20 (c)(d) ............................................  36,625,000     AAA    38,027,005
Chicago, IL, Motor Fuel Tax Revenue, Prerefunded 1/1/01 at
   100, 6.5%, 1/1/16***(c) ................................................   2,000,000     AAA     2,138,720
Chicago, IL, Public Building Commission, Building Revenue:
   Series A, 5.25%, 12/1/07 (c) ...........................................   3,500,000     AAA     3,482,220
   Series A, 5.25%, 12/1/09 (c) ...........................................  10,420,000     AAA    10,158,250




    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
   Series A, 5.25%, 12/1/11 (c) ...........................................   9,705,000     AAA     9,331,358
   Series A, Zero Coupon, 1/1/06 (c)                                          2,430,000     AAA     1,478,849
Cook & Dupage Counties, Illinois High School District Number 210, Zero Coupon:
   12/1/07 (c) ............................................................   2,550,000     AAA     1,385,033
   12/1/08 (c) ............................................................   2,625,000     AAA     1,334,051
   12/1/09 (c) ............................................................   2,860,000     AAA     1,357,356
Cook County, IL, General Obligation:
   Zero Coupon, 11/1/04 (c) ...............................................   3,205,000     AAA     2,132,928
   Series C, 6%, 11/15/07 (c) .............................................   5,000,000     AAA     5,334,350
Decatur, IL, General Obligation, Series 1991:
   Zero Coupon, 10/1/03 (c) ...............................................   1,455,000     AAA     1,019,111
   Zero Coupon, 10/1/04 (c) ...............................................   1,415,000     AAA       935,372
Decatur, IL, Public Building Commission, Certificate of Participation:
   6.5%, 1/1/03 (c) .......................................................   1,725,000     AAA     1,871,936
   6.5%, 1/1/06 (c) .......................................................   1,500,000     AAA     1,641,630
Evergreen Park, Illinois Hospital Facilities, Little County
   Mary's Hospital, 7.75%, 2/15/09 (c) ....................................   2,935,000     AAA     3,120,257
Illinois State, Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/11 (c) ....................................................   3,000,000     AAA     3,229,530
   6.25%, 12/15/20 (c) ....................................................   6,975,000     AAA     7,493,801
   Series A, 6.5%, 12/15/07 ...............................................   4,765,000     AAA     5,285,719
   Series A, 6.5%, 12/15/08 (c) ...........................................   5,255,000     AAA     5,816,024
Illinois Educational Facilities Authority, Loyola University:
   Zero Coupon, 7/1/05 (c) ................................................   4,000,000     AAA     2,521,920
   Revenue Refunding, Series 1991A, Zero Coupon, 7/1/04 (c) ...............   2,860,000     AAA     1,915,170
Illinois Health Facilities Authority:
   Brokaw-Mennonite Healthcare:
       6%, 8/15/06 (c) ....................................................   1,380,000     AAA     1,450,187
       6%, 8/15/07 (c) ....................................................   1,460,000     AAA     1,526,342
       6%, 8/15/08 (c) ....................................................   1,550,000     AAA     1,611,318
       6%, 8/15/09 (c) ....................................................   1,640,000     AAA     1,694,924
   Children's Memorial Hospital, 6.25%, 8/15/13 (c) .......................   3,400,000     AAA     3,593,120
   Felician Healthcare Inc., Series A, 6.25%, 1/1/15 (c) ..................  17,000,000     AAA    18,050,430
   Memorial Medical Center, 6.75%, 10/1/11 (c) ............................   2,135,000     AAA     2,311,351
   Methodist Health Service, Series 1985G, 8%, 8/1/15 (c) .................  10,015,000     AAA    11,025,614
   Sherman Hospital, 6.75%, 8/1/11 (c) ....................................   2,700,000     AAA     2,960,172
   SSM Healthcare System, Series AA, 6.4%, 6/1/08 (c) .....................   1,350,000     AAA     1,474,200
Joliet, IL, Junior College Assistance Corp., Lease Revenue, North Campus
   Extension Center, 6.7%, 9/1/12 (c) .....................................   2,500,000     AAA     2,809,675
Kane County, Illinois School District -129 Aurora West Side,
   Series 1996A, 6.5%, 2/1/10 (c) .........................................   1,775,000     AAA     1,939,276
Kendall, Kane and Will Counties, IL, Community Unit School
   District Number 308, Oswego:
       Zero Coupon, 3/1/02 (c) ............................................   1,055,000     AAA       804,712
       Zero Coupon, 3/1/05 (c) ............................................   1,540,000     AAA       988,156
       Zero Coupon, 3/1/06 (c) ............................................   1,595,000     AAA       962,040
Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion
   Project:
       Zero Coupon, 12/15/03 (c) ..........................................   3,200,000     AAA     2,218,048
       Zero Coupon, 6/15/04 (c) ...........................................  10,300,000     AAA     6,913,154
State of Illinois, Northwest Suburban Municipal Joint Action
   Water Agency, Supply System Revenue, 6.45%, 5/1/07 (c) .................   2,575,000     AAA     2,812,415
Rosemont, IL, Tax Increment, Series C:
   Zero Coupon, 12/1/05 (c) ...............................................   4,455,000     AAA     2,747,799




    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
   Zero Coupon, 12/1/07 (c) ...............................................   2,655,000     AAA     1,442,063
State University Retirement System, IL, Special Revenue,
   Zero Coupon, 10/1/03 (c) ...............................................   2,750,000     AAA     1,926,155
University of Illinois, Board of Trustees, Series 1991:
   Zero Coupon, 4/1/03 (c) ................................................   3,890,000     AAA     2,794,771
   Zero Coupon, 4/1/05 (c) ................................................   3,830,000     AAA     2,446,796
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation:
       Zero Coupon, 12/15/00 (c) ..........................................   1,325,000     AAA     1,087,017
       Zero Coupon, 12/15/01 (c) ..........................................   1,730,000     AAA     1,340,369

INDIANA
Fort Wayne, IN, Parkview Memorial Hospital, 6.5%, 11/15/12 (c) ............   1,400,000     AAA     1,488,564
Indiana Health Facility Finance Authority, Hospital Revenue:
   Ancilla Systems Inc., Series A, 6%, 7/1/18 (c) .........................  27,635,000     AAA    28,588,131
   Community Hospital Project, 6.4%, 5/1/12 (c) ...........................   5,000,000     AAA     5,275,750
Indiana Municipal Power Agency, Power Supply System,
   Series B, 6%, 1/1/12 (c) ...............................................   2,000,000     AAA     2,095,800
Indiana University:
   Student Fees Revenue, Series H, Zero Coupon, 8/1/06 (c) ................   8,500,000     AAA     5,013,470
   Series H, Zero Coupon, 8/1/08 (c) ......................................  10,000,000     AAA     5,177,200
   Student Fee Bonds, Series J, 5%, 8/1/18 (c) ............................   4,200,000     AAA     3,801,042
Madison County, IN, Community Hospital of Anderson,
   Prerefunded 1/1/98 at 102, 8%, 1/1/14***(c) ............................   7,055,000     AAA     7,530,366
Merrillville, IN, Multiple School Building Corp., First Mortgage,
   Zero Coupon, 1/15/11 (c) ...............................................   4,000,000     AAA     1,757,000

IOWA
Polk County, IA, Mercy Hospital, 6.75%, 11/1/05 (c) .......................   5,000,000     AAA     5,462,600

KANSAS
Kansas City, KS, Utility System Revenue:
   ETM, Zero Coupon, 9/1/04** .............................................   3,575,000     AAA     2,421,562
   ETM, Zero Coupon, 9/1/05** .............................................   5,300,000     AAA     3,393,961
   ETM, Zero Coupon, 9/1/06** .............................................   1,875,000     AAA     1,130,081
   Zero Coupon, 9/1/04 ....................................................   2,640,000     AAA     1,766,266
   Zero Coupon, 9/1/05 ....................................................   3,950,000     AAA     2,490,159
   Zero Coupon, 9/1/06 ....................................................   1,375,000     AAA       815,224

LOUISIANA
Louisiana Public Facilities Authority, Prerefunded 2/15/08
   at 100, 4.75%, 5/1/16***(c) ............................................   5,765,000     AAA     5,548,813
New Orleans, Louisiana Exhibition Hall Authority, Series 1993,
   Zero Coupon, 7/15/06 ...................................................   4,350,000     AAA     2,392,457
New Orleans, LA, General Obligation, Zero Coupon, 9/1/07 (c) ..............  10,000,000     AAA     5,565,000
Orleans, LA, Levee District, Levee Improvement Bonds,
   Series 1986, 5.95%, 11/1/14 (c) ........................................   2,000,000     AAA     2,034,480

MASSACHUSETTS
Commonwealth of Massachusetts, General Obligation:
   Series A, 7%, 3/1/99 (c) ...............................................   4,850,000     AAA     5,143,037
   Series D, 7%, 10/1/03 (c) ..............................................   7,000,000     AAA     7,631,680
Massachusetts Municipal Wholesale Electric Company,
   Power Supply System Revenue, Series A, 5.1%, 7/1/07 (c) ................   1,640,000     AAA     1,610,611

MICHIGAN
Brighton, MI, Area School District, Series I, Zero Coupon,
   Prerefunded 5/1/05 at 34.134, 5/1/20***(c) .............................  22,000,000     AAA     4,861,120
Detroit, MI, General Obligation, Distributable State
   Aid Refunding, 5.2%, 5/1/07 (c) ........................................   3,000,000     AAA     2,971,470




    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
Detroit, MI, Unlimited Tax, General Obligation, Distributable
    State Aid, 5.25%, 5/1/08 (c) ..........................................   1,500,000     AAA     1,478,190
Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue,
    Borgess Medical Center, Series A, 6%, 7/1/09 (c) ......................   8,250,000     AAA     8,585,858
Michigan State Hospital Finance Authority, Sisters of Mercy
    Healthcorp Obligated Group, Series P, 5.25%, 8/15/08 (c) ..............   8,655,000     AAA     8,571,566
Michigan State Housing Development Authority, Rental Revenue,
    Series B, 5.7%, 4/1/12 ................................................   6,275,000     AAA     6,161,109

MINNESOTA
Northern Minnesota Municipal Power Agency, Series A, 7.25%, 1/1/16 ........   7,500,000     AAA     7,998,675

MISSOURI
MissouriHealth & Educational Facilities Authority, SSM Healthcare,
    1992 Series 1992AA:
       6.35%, 6/1/08 (c) ..................................................   8,125,000     AAA     8,837,481
       6.4%, 6/1/09 (c) ...................................................   8,640,000     AAA     9,408,010

NEVADA
Clark County, NV, School District, General Obligation,
   Zero Coupon, 3/1/05 (c) ................................................   8,070,000     AAA     5,199,420

NEW JERSEY
New Jersey Highway Authority, Garden State Parkway
   General Revenue, ETM 6.5%, 1/1/11** ....................................   5,055,000     AAA     5,404,048
New Jersey Housing and Mortgage Finance Agency, Home
   Mortgage Purchase Revenue, Zero Coupon, 10/1/16 (c) ....................   5,155,000     AAA       648,138
New Jersey Turnpike Authority:
   6.5%, 1/1/09 (c) .......................................................   5,000,000     AAA     5,501,950
   IBC Series 1991A, 6.3%, 1/1/01 (c) .....................................   1,250,000     AAA     1,329,638

NEW YORK
New York City, New York, General Obligation:
   Unlimited Series 1987A, 8%, 11/1/01 (c) ................................     760,000     AAA       804,559
   Unlimited Series 1994H, Subseries H-1, 5.8%, 8/1/04 (c) ................   5,000,000     AAA     5,270,250
   Series G, 5.9%, 2/1/05 .................................................   5,500,000     AAA     5,772,470
   Series 1989E, 7%, 12/1/07 ..............................................     115,000     AAA       120,791
   8.125%, 11/1/05 (c) ....................................................   1,400,000     AAA     1,483,930
   Series A, ETM, 8%, 11/1/01** ...........................................     740,000     AAA       803,892
   Series A, 3%, 8/15/02 (c) ..............................................   9,000,000     AAA     8,230,860
   Series C, 6.4%, 8/1/04 (c) .............................................     500,000     AAA       541,955
   Series C, 6.4%, 8/1/05 (c) .............................................     430,000     AAA       463,811
   Series C, Prerefunded 8/1/02 at 101.50, 6.4%, 8/1/05***(c) .............  10,000,000     AAA    11,004,800
   Series D, 8%, 8/1/05 (c) ...............................................     170,000     AAA       178,826
   Series D, Prerefunded 8/1/97 at 102, 8%, 8/1/05***(c) ..................     830,000     AAA       874,803
   Series D, 6%, 8/1/06 (c) ...............................................     140,000     AAA       143,760
   Series D, 6%, 8/1/08 (c) ...............................................     370,000     AAA       377,777
   Series E, ETM, 7%, 12/1/07**(c) ........................................   1,385,000     AAA     1,429,486
New York State Dormitory Authority:
   College and University Pooled Capital Program, 7.8%, 12/1/05 (c) .......   9,905,000     AAA    10,728,106
   Revenue, City University, 7%, 7/1/09 (c) ...............................   4,000,000     AAA     4,604,000
   Revenue, City University, 7.5%, 7/1/10 (c) .............................   5,750,000     AAA     6,898,333
   Lease Revenue Bonds, Dormitory Facilities, Series A, 6%, 7/1/09 (c) ....   2,000,000     AAA     2,101,840
New York State Energy Research and Development Authority, Pollution
   Control Revenue, Electric and Gas, 5.9%, 12/1/06 (c) ...................   5,300,000     AAA     5,622,399
New York State, Urban Development Corporation Revenue,
   Correctional Capital Facilities, Series A, 6.5%, 1/1/11 ................   4,500,000     AAA     4,935,420
Suffolk County, NY, Industrial Development Agency, Southwest Sewer
   System, 6%, 2/1/07 (c) .................................................   8,000,000     AAA     8,585,520



    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
NORTH CAROLINA
North Carolina Eastern Municipal Power Agency:
   Refunding Link Certificate, 5.5%, 1/1/07 (c) ...........................   2,000,000     AAA     2,024,840
   Refunding Link Certificate, 6%, 1/1/18 (c) .............................   8,775,000     AAA     9,195,849
   Power System Revenue Bond, 7.25%, 1/1/21 ...............................   1,505,000     AAA     1,541,782
North Carolina Municipal Power Agency, Catawba Electric Revenue:
   7.5%, 1/1/17 ...........................................................   4,520,000     A       4,740,621
   5.25%, 1/1/08 (c) ......................................................   2,500,000     AAA     2,497,675
   6%, 1/1/11 (c) .........................................................   8,235,000     AAA     8,687,431

NORTH DAKOTA
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
   Zero Coupon, 5/1/02 (c) ................................................   2,850,000     AAA     2,161,725

OHIO
Cleveland, OH, Water Works Revenue, Series 1993G,
   5.5%, 1/1/13 (c) .......................................................  10,000,000     AAA     9,988,400
Hamilton County, OH, Electric System Mortgage Revenue,
   Series B, Prerefunded 10/15/98 at 102, 8%, 10/15/22***(c) ..............   3,720,000     AAA     4,060,826
Ohio Air Quality Development Authority, Ohio Power Company,
   Series B, 7.4%, 8/1/09 (c) .............................................   5,000,000     AAA     5,475,350

OKLAHOMA
Tulsa, OK, Industrial Development Authority:
   Hospital Revenue, St. John's Medical Center, Zero Coupon, 12/1/04 (c) ..   5,430,000     AAA     3,558,605
   St. John's Medical Center, Zero Coupon, 12/1/02 (c) ....................   3,930,000     AAA     2,887,371

PENNSYLVANIA
Pennsylvania Industrial Development Authority, Economic Development
   Revenue:
       5.8%, 1/1/08 (c) ...................................................   4,250,000     AAA     4,429,435
       5.8%, 7/1/08 (c) ...................................................   4,875,000     AAA     5,087,501
       5.8%, 1/1/09 (c) ...................................................   2,500,000     AAA     2,591,725
Philadelphia, PA, Water & Wastewater Refunding Revenue,
   5.625%, 6/15/09 (c) ....................................................  20,000,000     AAA    20,398,800
Philadelphia, PA, Water & Wastewater Revenue:
   5.625%, 6/15/08 (c) ....................................................   2,100,000     AAA     2,156,028
   5.625%, 6/15/09 (c) ....................................................  10,855,000     AAA    11,071,449
   5.5%, 6/15/07 (c) ......................................................   5,000,000     AAA     5,088,650
Philadelphia, PA Municipal Authority Revenue, Justice Lease,
   Series B, 6.9%, 11/15/03 (c) ...........................................   2,000,000     AAA     2,235,540
Westmoreland County, PA, Industrial Development Revenue,
   Westmoreland Health System, 5.375%, 7/1/11 (c) .........................   7,300,000     AAA     7,164,585

PUERTO RICO
Commonwealth of Puerto Rico, Highway & Transportation
   Authority Revenue, 5.5%, 7/1/09 ........................................  10,940,000     AAA    11,089,331

RHODE ISLAND
Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
   Revolving Fund, Series A, 5.4%, 10/1/15 (c) ............................   2,000,000     AAA     1,930,920
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993B, 5%, 5/15/10 (c) ..........................................   5,000,000     AAA     4,776,000
   1993 Series B, 5.25%, 5/15/15 (c) ......................................  22,000,000     AAA    20,871,400
Rhode Island Depositors Economic Protection Corp., Special Obligation:
   Series B, 5.8%, 8/1/10 (c) .............................................   6,200,000     AAA     6,380,420
   Series B, 5.8%, 8/1/11 (c) .............................................   4,525,000     AAA     4,639,799
   Series B, 5.8%, 8/1/12 (c) .............................................   2,500,000     AAA     2,560,825
   Series B, 5.8%, 8/1/13 (c) .............................................   7,340,000     AAA     7,493,259
Rhode Island Public Building Authority, Public Projects,
   Series A, Prerefunded 2/1/98 at 102, 8.2%, 2/1/08***(c) ................   2,200,000     AAA     2,354,330




    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA
Piedmont Municipal Power Agency, SC, Electric Revenue:
    Series A, 6.5%, 1/1/16 (c) ............................................   3,000,000     AAA     3,326,640
    Series C, 5.5%, 1/1/12 (c) ............................................   5,000,000     AAA     5,004,650
    5.5%, 1/1/08 (c) ......................................................   1,915,000     AAA     1,946,981

SOUTH DAKOTA
South Dakota Building Authority, Certificate of Participation,
    Series A, 7.5%, 12/1/16 ...............................................  15,000,000     AAA    15,390,000

TENNESSEE
Knox County, TN, Health, Educational Hospital Housing Facilities Board,
    Fort Sanders Alliance:
        6.25%, 1/1/13 (c) .................................................   4,000,000     AAA     4,301,320
        7.25%, 1/1/09 (c) .................................................   3,750,000     AAA     4,374,713
        5.75%, 1/1/11 (c) .................................................  15,405,000     AAA    15,780,574
        5.75%, 1/1/12 (c) .................................................  17,880,000     AAA    18,298,571
Knox County, TN, Health, Education and Housing Facilities
    Board, Fort Sanders Alliance, Series 1995, 5.75%, 1/1/14 (c) ..........   2,000,000     AAA     2,039,380

TEXAS
Austin, TX, Combined Utility Systems Revenue, Series A,
    Zero Coupon, 11/15/08 (c) .............................................   3,460,000     AAA     1,783,665
Cedar Hill, Texas Independent School District, Zero Coupon:
    Series 1996, 8/15/07 ..................................................   1,500,000     AAA       819,225
    Series 1996, 8/15/09 ..................................................   1,500,000     AAA       714,855
    Series 1996, 8/15/10 ..................................................   3,130,000     AAA     1,389,376
Dallas, TX, Housing Finance Corp., Single Family, Capital Appreciation,
    Zero Coupon, 10/1/16 (c) ..............................................   6,805,000     AAA       855,593
Dallas-Fort Worth, TX, Airport Revenue:
    7.75%, 11/1/03 (c) ....................................................   1,000,000     AAA     1,168,180
    7.8%, 11/1/05 (c) .....................................................   2,000,000     AAA     2,378,720
    7.8%, 11/1/06 (c) .....................................................   2,025,000     AAA     2,411,309
    7.375%, 11/1/08 (c) ...................................................   4,500,000     AAA     5,223,285
    7.375%, 11/1/10 (c) ...................................................   3,500,000     AAA     4,050,515
Harris County, TX, Health Facilities:
    Texas Medical Center Project, Series 1996, 6.25%, 5/15/08 (c) .........   2,785,000     AAA     2,972,319
    6.25%, 5/15/09 (c) ....................................................   2,965,000     AAA     3,151,380
Harris County, TX, General Obligation;
    Capital Appreciation Bond, Zero Coupon, 10/1/06 (c) ...................   9,035,000     AAA     5,333,270
    Flood Control District, Zero Coupon, 10/1/00 (c) ......................   1,000,000     AAA       831,610
    Toll Road Authority, Subordinate Lien, Unlimited Tax,
         Series A, Zero Coupon, 8/15/04 ...................................   2,050,000     AAA     1,374,628
    Toll Road Authority, Subordinate Lien, Series A,
         Zero Coupon, 8/15/05 .............................................   4,025,000     AAA     2,543,317
    Toll Road Revenue, Subordinate Lien, Series A,
         Zero Coupon, 8/15/06 (c) .........................................   4,010,000     AAA     2,383,063
Houston, TX, Water & Sewer System Authority, Series C:
    Zero Coupon, 12/1/06 (c) ..............................................  14,575,000     AAA     8,528,270
    Zero Coupon, 12/1/08 (c) ..............................................  19,000,000     AAA     9,770,940
    Zero Coupon, 12/1/09 (c) ..............................................  14,750,000     AAA     7,090,620
Houston,TX, Water & Sewer System Revenue Compound Interest,
    Junior Lien, Zero Coupon, Series 1991C:
         12/1/10 (c) ......................................................   5,000,000     AAA     2,242,450
         12/1/12 (c) ......................................................   3,350,000     AAA     1,331,156




    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital, Series B:
   5.5%, 12/1/06 (c) ......................................................   3,945,000     AAA     4,056,091
   5.6%, 12/1/07 (c) ......................................................   2,415,000     AAA     2,480,205
   5.625%, 12/1/08 (c) ....................................................   4,400,000     AAA     4,504,852
   5.625%, 12/1/09 (c) ....................................................   4,640,000     AAA     4,713,034
Montgomery County, TX, General Obligation, Library Refunding:
   Zero Coupon, 9/1/03 (c) ................................................   3,475,000     AAA     2,460,821
   Zero Coupon, 9/1/04 (c) ................................................   3,475,000     AAA     2,324,914
   Zero Coupon, 9/1/05 (c) ................................................   3,475,000     AAA     2,190,710
North Central Texas Health Facilities Development Corp. Hospital Revenue,
   Presbyterian Hospital, Prerefunded 12/1/97 at 102,
       8.75%, 12/1/15***(c) ...............................................   5,000,000     AAA     5,372,250
San Antonio, TX, Electric and Gas, Revenue Refunding, Series A:
   Zero Coupon, 2/1/06 (c) ................................................  17,900,000     AAA    10,944,060
   Zero Coupon, 2/1/05 (c) ................................................   2,500,000     AAA     1,624,350
   Zero Coupon, 2/1/05 (c) ................................................   8,000,000     AAA     5,197,920
San Antonio, TX, Hotel Revenue, Series 1996, 6%, 8/15/06 (c) ..............   2,000,000     AAA     2,125,400
San Antonio, TX, Electric and Gas, Series 1991B, Zero Coupon, 2/1/08 (c) ..   8,115,000     AAA     4,367,655
San Antonio, TX, Zero Coupon, 2/1/09 (c) ..................................   4,400,000     AAA     2,215,488
Tarrant County, TX, Health Facilities Development Corp., Hospital Refunding
   Revenue, Fort Worth Osteopathic Hospital:
       6%, 5/15/11 (c) ....................................................   4,615,000     AAA     4,830,244
       6%, 5/15/21 (c) ....................................................   6,235,000     AAA     6,505,786
Texas General Obligation, Superconductor Revenue, Series C,
   Zero Coupon, 4/1/05 (c) ................................................   8,390,000     AAA     5,404,502
Texas General Obligation, Capital Appreciation Bond, Super Collider,
   Series C, Zero Coupon, 4/1/06 (c) ......................................   7,385,000     AAA     4,475,679
Texas Municipal Power Agency:
   6.1%, 9/1/07 (c) .......................................................   9,250,000     AAA     9,960,493
   5.25%, 9/1/07 ..........................................................   1,500,000     AAA     1,509,855
   6.1%, 9/1/09 ...........................................................   4,435,000     AAA     4,733,609
Texas State Public Finance Authority, Building Authority:
   Zero Coupon, 2/1/06 (c) ................................................  13,915,000     AAA     8,507,631
   Series B, 6.25%, 2/1/08 (c) ............................................   5,190,000     AAA     5,610,286

UTAH
Associated Municipal Power System, UT, Hunter Project, Refunding Revenue:
   Zero Coupon, 7/1/00 (c) ................................................   2,755,000     AAA     2,309,158
   Zero Coupon, 7/1/02 (c) ................................................   5,200,000     AAA     3,900,832
   Zero Coupon, 7/1/04 (c) ................................................   5,895,000     AAA     3,947,528
   Zero Coupon, 7/1/05 (c) ................................................   5,900,000     AAA     3,719,832
   Zero Coupon, 7/1/06 (c) ................................................   5,895,000     AAA     3,492,552
   Zero Coupon, 7/1/07 (c) ................................................   3,750,000     AAA     2,083,725
Intermountain Power Agency, UT, Power Supply Revenue:
   5%, 7/1/12 (c) .........................................................   1,000,000     AAA       927,770
   Series A, Zero Coupon, 7/1/02 (c) ......................................   1,655,000     AAA     1,245,007
   Series A, Zero Coupon, 7/1/03 (c) ......................................   1,000,000     AAA       711,720
   Series A, Zero Coupon, 7/1/04 (c) ......................................   1,730,000     AAA     1,162,854
   Series B, Zero Coupon, 7/1/02 (c) ......................................   8,230,000     AAA     6,191,182
Provo, UT, Electric System Revenue, ETM, 10.375%, 9/15/15**(c) ............   1,800,000     AAA     2,482,740

VIRGINIA
Roanoke, VA, Industrial Development Authority, Roanoke Memorial Hospital,
   Series B, 6.125%, 7/1/17 (c) ...........................................   5,500,000     AAA     5,851,175
Southeastern Public Service Authority, VA, Refunding Revenue,
   5.25%, 7/1/10 (c) ......................................................   7,380,000     AAA     7,301,108



    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
Virginia Beach, VA, Development Authority, Virginia Beach
    General Hospital Project:
        5%, 2/15/06 (c) ...................................................   1,750,000     AAA     1,748,600
        5%, 2/15/07 (c) ...................................................   1,800,000     AAA     1,784,106
        6%, 2/15/11 (c) ...................................................   1,595,000     AAA     1,679,902
        5.125%, 2/15/18 (c) ...............................................   3,000,000     AAA     2,798,730
        5.1%, 2/15/08 (c) .................................................   1,345,000     AAA     1,330,071

WASHINGTON
Clark County, WA, Public Utility District #1:
    6%, 1/1/06 (c) ........................................................   7,500,000     AAA     7,935,525
    6%, 1/1/08 (c) ........................................................   2,200,000     AAA     2,306,238
King County, WA, Public Hospital District #1, Valley Medical Center,
    Series 1992, 5.5%, 9/1/17 (c) .........................................   3,500,000     AAA     3,332,840
North Shore, WA, General Obligation, School
    District #417, 5.6%, 12/1/10 (c) ......................................   1,650,000     AAA     1,668,876
Snohomish County, WA, School District #6, 6.5%, 12/1/07 (c) ...............   3,325,000     AAA     3,672,596
Washington Health Care Facilities Authority, Empire Health Services-Spokane:
    5.65%, 11/1/05 (c) ....................................................   2,155,000     AAA     2,230,727
    5.7%, 11/1/06 (c) .....................................................   3,440,000     AAA     3,570,754
    5.75%, 11/1/07 (c) ....................................................   7,350,000     AAA     7,605,486
    5.8%, 11/1/09 (c) .....................................................   4,595,000     AAA     4,736,894
    5.8%, 11/1/10 (c) .....................................................   2,100,000     AAA     2,168,166
Washington State Public Power Supply System, Revenue Refunding:
    Nuclear Project #1, Series A, Prerefunded 7/1/99 at
       102, 7.5%, 7/1/15***(c) ............................................   2,405,000     AAA     2,638,093
    Nuclear Project #1, Series A, 7%, 7/1/11 (c) ..........................   3,830,000     AAA     4,203,540
    Nuclear Project #1, Series A, 7.5%, 7/1/15 (c) ........................   1,595,000     AAA     1,746,956
    Nuclear Project #1, Series B, 7.25%, 7/1/12 (c) .......................  10,895,000     AAA    12,086,368
    Nuclear Project #2, Series A, 7.25%, 7/1/03 (c) .......................   2,000,000     AAA     2,216,500
    Nuclear Project #2, Series A, 5.7%, 7/1/08 (c) ........................   5,000,000     AAA     5,077,450
    Nuclear Project #2, Series C, 7.375%, 7/1/11 (c) ......................   1,370,000     AAA     1,533,263
    Nuclear Project #2, Series C, 7%, 7/1/01 (c) ..........................  10,000,000     AAA    10,884,200
    Nuclear Project #3, Series A, Prerefunded 7/1/99 at 102,
       7.25%, 7/1/16***(c) ................................................   3,630,000     AAA     3,958,551
    Nuclear Project #3, Series A, Zero Coupon, 7/1/04 (c) .................   3,625,000     AAA     2,427,445
    Nuclear Project #3, Series A, Zero Coupon, 7/1/05 (c) .................   4,125,000     AAA     2,600,730
    Nuclear Project #3, 7.5%, 7/1/08 ......................................   4,000,000     AAA     4,692,880
Washington Public Power Supply System, Nuclear Power Project #1,
    6%, 7/1/08 (c) ........................................................   5,000,000     AAA     5,187,450
Washington Public Power Supply System, Nuclear Project #1,
    Series 1989A, 7.5%, 7/1/15 ............................................   1,500,000     AAA     1,647,015
Washington State Housing Finance, Series A, 7.1%, 12/1/17 .................   7,930,000     AAA     8,167,900

WEST VIRGINIA
West Virginia, School Building Authority Revenue,
    Series B, 6.75%, 7/1/10 (c) ...........................................   4,000,000     AAA     4,340,160

WISCONSIN
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/04 (c) ........   3,475,000     AAA     2,354,591
Wisconsin Health & Educational Facilities Authority Aurora Medical:
    Series 1996, 5.75%, 11/15/06 (c) ......................................   2,000,000     AAA     2,064,930
    Series 1996, 5.75%, 11/15/07 (c) ......................................   1,500,000     AAA     1,534,545
    Series 1996, 6%, 11/15/08 (c) .........................................   4,085,000     AAA     4,249,013
    Series 1996, 6%, 11/15/09 (c) .........................................   4,330,000     AAA     4,476,917
    Felician Healthcare Inc., Series B, 6.25%, 1/1/22 (c) .................   5,285,000     AAA     5,685,867
    Hospital Sisters Services Inc. - Obligated Group, 5.375%, 6/1/18 ......   4,800,000     AAA     4,527,168
    6.1%, 8/15/09 (c) .....................................................   2,000,000     AAA     2,092,580
    Riverview Hospital Association Project, 9%, 5/1/11 ....................   2,500,000     AAA     2,560,900




    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
    SSM Healthcare:
        Series 1992A, 6.4%, 6/1/08 ........................................   2,335,000     AAA     2,543,445
        Series 1992AA, 6.45%, 6/1/09 (c) ..................................   2,485,000     AAA     2,710,017
        Series 1992AA, 6.45%, 6/1/10 (c) ..................................   2,650,000     AAA     2,886,778
        Series 1992AA, 6.5%, 6/1/11 (c) ...................................   2,820,000     AAA     3,053,665
        Series 1992AA, 6.5%, 6/1/12 (c) ...................................   3,000,000     AAA     3,312,060
    St. Luke's Medical Center, 7.1%, 8/15/11 (c) ..........................   2,000,000     AAA     2,220,200
    Villa St. Francis Inc., Series C, 6.25%, 1/1/22 (c) ...................   9,230,000     AAA     9,930,096
    Wheaton Franciscan Services, Series 1993, 6.1%, 8/15/08 (c) ...........   4,580,000     AAA     4,862,174
                                                                                                -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (COST $1,544,992,355) ...............                     1,623,395,173
                                                                                                -------------
-------------------------------------------------------------------------------------------------------------
SUMMARY                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT PORTFOLIO (COST $1,661,512,280) (a) ..............        99.1         1,740,393,909

        OTHER ASSETS AND LIABILITIES, NET .................................         0.9            15,018,313
                                                                                  -----         -------------
        NET ASSETS ........................................................       100.0         1,755,412,222
                                                                                  =====         =============

-------------------------------------------------------------------------------------------------------------


*    Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

**   ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

***  Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(a)  At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of
     $1,661,808,939 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ....................................................  $ 83,434,667

     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value ....................................................    (4,849,697)
                                                                                               ------------
     Net unrealized appreciation ............................................................  $ 78,584,970
                                                                                               ============
(b)  (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.
     Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c)  (Unaudited) Bond is insured by one of these companies: AMBAC, MBIA, FGIC, FSA or Capital Guaranty

(d)  At September 30, 1996, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

     At September 30, 1996, open futures contracts sold short were as follows (Note 1):

                                                          Aggregate            Market
Futures                   Expiration       Contracts     Face Value($)         Value($)
-------                   ----------       ---------     -------------         --------


U.S. Treasury Bond ..... December 1996       1,150       123,673,550         125,565,625
                                                         -----------         -----------

Total net unrealized depreciation on open futures contracts sold short ...... (1,892,075)
                                                                             ===========

     The aggregate face value of futures contracts opened and closed during the year ended September 30, 1996 was $730,013,519 and $777,225,705, respectively.

-------------------------------------------------------------------------------
     Purchases and sales of investment securities (excluding short-term investments), for the year ended September 30, 1996, aggregated $314,764,373 and $409,484,784, respectively.
-------------------------------------------------------------------------------

     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


    The accompanying notes are an integral part of the financial statements

   AARP BALANCED STOCK AND BOND FUND


-----------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
-----------------------------------------------------------------------------------------------------------------------

Principal                                                                                                     Market
Amount($)                                                                                                    Value($)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 2.9%
-----------------------------------------------------------------------------------------------------------------------

         11,492,000      Repurchase Agreement with Donaldson, Lufkin, and Jenrette dated 9/30/96 at 5.7% to be repurchased at $11,493,820 on 10/1/96, collateralized by a $11,336,000 U.S. Treasury Note, 7.125%, 9/30/99 (COST $11,492,000) ...........  11,492,000
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 11.0%
-----------------------------------------------------------------------------------------------------------------------

          8,000,000      U.S. Treasury Note, 5.5%, 9/30/97 ................................................   7,980,000
          5,000,000      U.S. Treasury Note, 5.13%, 4/30/98 ...............................................   4,932,800
          2,500,000      U.S. Treasury Note, 5.875%, 3/31/99 ..............................................   2,481,250
          3,000,000      U.S. Treasury Note, 6.75%, 5/31/99 ...............................................   3,036,090
          6,000,000      U.S. Treasury Note, 6.875%, 7/31/99 ..............................................   6,089,040
          4,500,000      U.S. Treasury Note, 6%, 10/15/99 .................................................   4,464,855
          2,000,000      U.S. Treasury Note, 6.125%, 7/31/00 ..............................................   1,981,560
          1,500,000      U.S. Treasury Note, 5.75%, 10/31/00 ..............................................   1,463,910
          4,500,000      U.S. Treasury Note, 5.875%, 2/15/04 ..............................................   4,305,240
            750,000      U.S. Treasury Bond, 7.875%, 2/15/21 ..............................................     819,143
          6,000,000      U.S. Treasury Bond, 6.25%, 8/15/23 ...............................................   5,421,540
          3,500,000      U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/09
                           (7.01%***) .....................................................................   1,492,295
                                                                                                             ----------
                         TOTAL U.S. TREASURY OBLIGATIONS (COST $44,435,599) ...............................  44,467,723
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION** 3.3%
-----------------------------------------------------------------------------------------------------------------------

          4,543,846      Government National Mortgage Association, 10%, with various maturities to
                           2/15/25 ........................................................................   4,965,355
          8,111,741      Government National Mortgage Association, 8.5%, 11/15/25 .........................   8,342,358
                                                                                                             ----------
                         TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $13,258,632) ................  13,307,713
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCY MORTGAGE PASS-THRUS** 9.7%
-----------------------------------------------------------------------------------------------------------------------

          15,091,192     Federal National Mortgage Association, 6.5%, with various
                           maturities to 3/1/26 ...........................................................  14,175,178
          26,015,434     Federal National Mortgage Association, 7%, with various
                           maturities to 8/1/26 ...........................................................  25,099,772
                                                                                                             ----------
                         TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THRUS (COST $39,549,999) ..............  39,274,950
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  FOREIGN BONDS -- U.S.$ DENOMINATED 1.0%
-----------------------------------------------------------------------------------------------------------------------

          1,000,000      ABN-AMRO Bank NV, Subordinated Note, 7.13%, 10/15/93 .............................     904,590
          3,000,000      Province of Ontario, Global Medium Term Note, 6%, 2/21/06 ........................   2,765,820
            575,000      Royal Bank of Scotland, 6.375%, 2/1/11 ...........................................     515,223
                                                                                                             ----------
                         TOTAL FOREIGN BONDS -- U.S.$ DENOMINATED (COST $4,410,708) .......................   4,185,633
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  ASSET BACKED 3.2%
-----------------------------------------------------------------------------------------------------------------------

AUTOMOBILE RECEIVABLES 1.7%
          4,000,000      Ford Credit Automobile Trust Series 1996-A A4,  6.75%, 9/15/00 ...................   4,027,480
          3,000,000      Premier Auto Trust Asset Backed Certificate Series 1996-3 A4, 6.75%,
                           11/6/00 ........................................................................   3,018,750
                                                                                                             ----------
                                                                                                              7,046,230
                                                                                                             ----------


    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

Principal                                                                                                     Market
Amount($)                                                                                                    Value($)
-----------------------------------------------------------------------------------------------------------------------

CREDIT CARD RECEIVABLES 1.5%
          4,000,000      Chase Manhattan Credit Card Master Trust, Series 1996-4A, 6.73%, 2/15/02 .........   4,022,480
          2,000,000      Sears Credit Account Master Trust Series 1995-4, 6.25%, 1/15/03 ..................   1,999,360
                                                                                                              ---------
                                                                                                              6,021,840
                                                                                                             ----------
                         TOTAL ASSET BACKED (COST $12,997,645) ............................................  13,068,070
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 11.6%
-----------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY 0.9%
          4,000,000      ITT Corp., 7.375%, 11/15/15 ......................................................   3,720,640
                                                                                                             ----------

CONSUMER STAPLES 0.4%
          2,000,000      Borden Inc., 7.875%, 2/15/23 .....................................................   1,634,080
                                                                                                             ----------

FINANCIAL 4.7%
          5,850,000      Associates Corp. of North America, 6.625%,  5/15/01 ..............................   5,791,266
          4,000,000      Capital One Bank Medium Term Note, 5.95%, 2/15/01 ................................   3,819,160
          1,000,000      General Electric Capital Services Inc., 7.5%, 8/21/35 ............................     990,780
          2,500,000      Societe Generale, 7.4%, 6/1/06 ...................................................   2,497,075
          4,000,000      Southern National Corp., 7.05%, 5/23/03 ..........................................   3,976,960
          2,000,000      Wells Fargo & Co., 6.875%, 4/1/06 ................................................   1,931,240
                                                                                                             ----------
                                                                                                             19,006,481
                                                                                                             ----------

MEDIA 2.4%
          2,000,000      News America Holdings Inc., 8.5%, 2/15/05 ........................................   2,116,600
          4,000,000      Tele-Communications, Inc., 8%, 8/1/05 ............................................   3,909,360
          3,500,000      Time Warner Inc., 9.125%, 1/15/13 ................................................   3,710,420
                                                                                                             ----------
                                                                                                              9,736,380
                                                                                                             ----------

DURABLES 2.0%
          1,000,000      Boeing Co., 6.875%, 10/15/43 .....................................................     907,820
          3,000,000      Comdisco, Inc., Senior Note, 5.75%, 2/15/01 ......................................   2,876,310
          1,000,000      Ford Motor Co., 8.875%, 1/15/22 ..................................................   1,117,940
          2,000,000      Lockheed Martin Corp., 7.75%, 5/1/26 .............................................   2,011,540
          1,000,000      McDonnell Douglas Corp., 9.75%, 4/1/12 ...........................................   1,190,960
                                                                                                             ----------
                                                                                                              8,104,570
                                                                                                             ----------

TECHNOLOGY 0.4%
          1,500,000      Loral Corp., 8.375%, 6/15/24 .....................................................   1,604,520
                                                                                                             ----------

TRANSPORTATION 0.8%
          2,500,000      AMR Corp., 9.75%, 8/15/21 ........................................................   2,935,650
                                                                                                             ----------
                         TOTAL CORPORATE BONDS (COST $46,912,533) .........................................  46,742,321
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS 0.4%
-----------------------------------------------------------------------------------------------------------------------

HEALTH 0.1%
Pharmaceuticals
            290,000      Sandoz Capital BVI Ltd., 2%, 10/6/02 .............................................     324,075
                                                                                                             ----------

FINANCIAL 0.1%
Other Financial Companies
            200,000      First Financial Management Corp., 5%, 12/15/99 ...................................     384,000
                                                                                                             ----------

SERVICE INDUSTRIES 0.2%
Miscellaneous Commercial Services
          1,000,000      ADT Operations Inc., Liquid Yield Option Note, 7/6/10 ............................     567,500
            260,000      Jardine Strategic Holdings Ltd., 7.5%, 5/7/49 ....................................     282,100
                                                                                                             ----------
                                                                                                                849,600
                                                                                                             ----------




    The accompanying notes are an integral part of the financial statements

   AARP BALANCED STOCK AND BOND FUND


--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Principal                                                                                       Market
Amount($)                                                                                      Value($)
--------------------------------------------------------------------------------------------------------

CONSTRUCTION 0.0%
Homebuilding
          30,000    Empresa ICA Sociedad Controladora S.A., 5%, 3/15/04 ....................      21,000
                                                                                              ----------
                    TOTAL CONVERTIBLE BONDS (COST $1,201,871) ..............................   1,578,675
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS 1.6%
--------------------------------------------------------------------------------------------------------

Shares
---------
CONSUMER DISCRETIONARY 0.3%
Department & Chain Stores
          23,500    Kmart 7.75% ............................................................   1,148,563
                                                                                              ----------

HEALTH 0.3%
Health Industry Services
          45,600    FHP International Corp.,"A", Cum. $1.25 ................................   1,419,300
                                                                                              ----------

FINANCIAL 0.4%
Consumer Finance 0.3%
          33,100    Advanta Corp. 6.75% ....................................................   1,381,925
                                                                                              ----------

REAL ESTATE 0.1%
          14,600    Security Capital Industrial Trust "B" 7% ...............................     357,700
                                                                                              ----------

MANUFACTURING 0.5%
Containers & Paper 0.2%
           3,300    Boise Cascade Corp. "G", Cum. $1.58 ....................................      92,400
          15,400    Bowater, Inc. 7% "B" ...................................................     483,175
          2,100     International Paper Co. 5.25% ..........................................      99,750
                                                                                              ----------
                                                                                                 675,325
                                                                                              ----------

Industrial Specialty 0.2%
          31,300    Cooper Industries, Inc. 6% .............................................     641,650
                                                                                              ----------
Wholesale Distributors 0.1%
           4,700    Alco Standard Corp. 6.5% ...............................................     427,700
                                                                                              ----------

ENERGY 0.1%
Oil & Gas Production
           4,200    Parker & Parsley Capital Corp. 6.25% ...................................     227,325
                                                                                              ----------
                    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,563,150) ...................   6,279,488
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
  COMMON STOCKS 55.2%
--------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY 2.5%
Department & Chain Stores
          54,200    J.C. Penney Co., Inc. ..................................................   2,933,575
          38,000    May Department Stores ..................................................   1,847,750
          89,800    Rite Aid Corp. .........................................................   3,255,250
          48,100    Sears, Roebuck & Co. ...................................................   2,152,475
                                                                                              ----------
                                                                                              10,189,050
                                                                                              ----------

CONSUMER STAPLES 5.4%
Alcohol 0.6%
          67,600    Anheuser Busch Companies, Inc. .........................................   2,543,450
                                                                                              ----------
Consumer Electronic & Photographic Products 0.6%
          11,700    Duracell International Inc. ............................................     750,263
          33,800    Whirlpool Corp. ........................................................   1,711,125
                                                                                              ----------
                                                                                               2,461,388
                                                                                              ----------



    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                                                                                                Market
Shares                                                                                         Value($)
--------------------------------------------------------------------------------------------------------

Food & Beverage 2.0%
          43,900    General Mills, Inc. ..................................................     2,650,463
         114,550    H.J. Heinz Co. .......................................................     3,866,063
           9,200    Unilever NV (New York shares) ........................................     1,450,150
                                                                                              ----------
                                                                                               7,966,676
                                                                                              ----------
Package Goods/Cosmetics 2.2%
          36,000    Avon Products Inc. ...................................................     1,786,500
          11,400    Clorox Co. ...........................................................     1,092,975
          48,900    Kimberly-Clark Corp. .................................................     4,309,313
          37,700    Tambrands Inc. .......................................................     1,588,113
                                                                                              ----------
                                                                                               8,776,901
                                                                                              ----------

HEALTH 7.0%
Medical Supply & Specialty 0.8%
          84,200    Bausch & Lomb, Inc. ..................................................     3,094,350
                                                                                              ----------
Pharmaceuticals 6.2%
          47,600    American Home Products Corp. .........................................     3,034,500
          67,600    Baxter International Inc. ............................................     3,160,300
          32,600    Bristol-Myers Squibb Co. .............................................     3,141,825
          28,400    Eli Lilly & Co. ......................................................     1,831,800
          68,200    Schering-Plough Corp. ................................................     4,194,300
          39,200    SmithKline Beecham PLC (ADR) .........................................     2,386,300
          64,800    Warner-Lambert Co. ...................................................     4,276,800
         122,100    Zeneca Group PLC .....................................................     3,034,936
                                                                                              ----------
                                                                                              25,060,761
                                                                                              ----------

COMMUNICATIONS 3.6%
Telephone/Communications
          72,700    Alltel Corp. .........................................................     2,026,513
          30,200    Bell Atlantic Corp. ..................................................     1,808,225
          65,600    GTE Corp. ............................................................     2,525,600
          33,000    Hong Kong Telecommunications Ltd. (ADR) ..............................       594,000
          40,400    Koninklijke PTT Nederland ............................................     1,389,524
          54,500    NYNEX Corp. ..........................................................     2,370,750
          22,000    SBC Communications, Inc. .............................................     1,058,750
          56,600    Sprint Corp. .........................................................     2,200,325
          100,000   Telecom Corp. of New Zealand .........................................       469,762
                                                                                              ----------
                                                                                              14,443,449
                                                                                              ----------

FINANCIAL 11.0%
Banks 4.5%
          44,300    Bankers Trust New York Corp. .........................................     3,483,088
          41,100    Chase Manhattan Corp. (New) ..........................................     3,293,138
          67,400    CoreStates Financial Corp. ...........................................     2,915,050
          42,900    First Bank System Inc. ...............................................     2,868,938
          34,100    J.P. Morgan & Co., Inc. ..............................................     3,030,638
          54,200    KeyCorp (New) ........................................................     2,384,800
                                                                                              ----------
                                                                                              17,975,652
                                                                                              ----------
Insurance 1.9%
          30,728    Allstate Corp. .......................................................     1,513,404
          62,600    EXEL, Ltd. ...........................................................     2,175,345
          17,400    Hartford Steam Boiler Inspection & Insurance Co. .....................       778,650
          73,300    Lincoln National Corp. ...............................................     3,216,038
                                                                                              ----------
                                                                                               7,683,437
                                                                                              ----------




    The accompanying notes are an integral part of the financial statements

   AARP BALANCED STOCK AND BOND FUND


--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                                                                                                Market
Shares                                                                                         Value($)
--------------------------------------------------------------------------------------------------------

Other Financial Companies 1.7%
          74,600    Federal National Mortgage Association ..................................   2,601,675
          55,300    Student Loan Marketing Association .....................................   4,126,763
                                                                                              ----------
                                                                                               6,728,438
                                                                                              ----------
Real Estate 2.9%
          15,500    Developers Diversified Realty Corp. ....................................     497,938
          46,800    Equity Residential Properties Trust (REIT) .............................   1,673,100
          66,600    Health Care Property Investment Inc. (REIT) ............................   2,172,825
          61,700    Meditrust SBI (REIT) ...................................................   2,136,363
         101,600    Nationwide Health Properties Inc. (REIT) ...............................   2,235,200
          26,000    Omega Healthcare Investors (REIT) ......................................     780,000
          53,083    Security Capital Industrial Trust ......................................     968,765
          54,128    Simon DeBartolo Group, Inc. ............................................   1,380,264
                                                                                              ----------
                                                                                              11,844,455
                                                                                              ----------

MEDIA 0.2%
Print Media
          20,900    Reader's Digest Association Inc. "A" ...................................     854,288
                                                                                              ----------

SERVICE INDUSTRIES 0.2%
Printing/Publishing
          13,900    Dun & Bradstreet Corp. .................................................     828,788
                                                                                              ----------

DURABLES 4.7%
Aerospace 2.9%
           7,200    AAR Corp. ..............................................................     166,500
          40,972    Lockheed Martin Corp. ..................................................   3,692,602
           4,000    Northrop Grumman Corp. .................................................     321,000
          62,900    Rockwell International Corp. ...........................................   3,545,988
          32,900    United Technologies Corp. ..............................................   3,952,113
                                                                                              ----------
                                                                                              11,678,203
                                                                                              ----------
Automobiles 1.5%
          53,200    Dana Corp. .............................................................   1,609,300
          15,000    Eaton Corp. ............................................................     905,625
          70,700    Ford Motor Co. .........................................................   2,209,375
          28,900    Genuine Parts Co. ......................................................   1,264,375
                                                                                              ----------
                                                                                               5,988,675
                                                                                              ----------
Construction/Agricultural Equipment 0.3%
          20,300    PACCAR, Inc. ...........................................................   1,111,425
                                                                                              ----------

MANUFACTURING 9.3%
Chemicals 2.8%
          46,500    DSM NV (ADR) ...........................................................   1,139,250
          22,800    Dow Chemical Co. .......................................................   1,829,700
          45,800    E.I. du Pont de Nemours & Co. ..........................................   4,041,850
          26,400    Eastman Chemical Co. ...................................................   1,541,100
          11,000    Imperial Chemical Industries PLC (ADR) (New) ...........................     580,250
          93,300    Lyondell Petrochemical Co. .............................................   2,169,225
                                                                                              ----------
                                                                                              11,301,375
                                                                                              ----------
Containers & Paper 0.7%
          81,500    Stone Container Corp. ..................................................   1,273,438
          48,400    Westvaco Corp. .........................................................   1,433,850
                                                                                              ----------
                                                                                               2,707,288
                                                                                              ----------
Diversified Manufacturing 1.9%
          47,100    Dresser Industries Inc. ................................................   1,401,225
          21,400    Olin Corp. .............................................................   1,797,600
          50,200    TRW Inc. ...............................................................   4,668,600
                                                                                              ----------
                                                                                               7,867,425
                                                                                              ----------



    The accompanying notes are an integral part of the financial statements

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                      Market
Shares                                                               Value($)
------------------------------------------------------------------------------



Electrical Products 0.9%
   32,200  Philips NV (New York shares) ..........................   1,155,175
   57,100  Thomas & Betts Corp. ..................................   2,341,100
                                                                    ----------
                                                                     3,496,275
                                                                    ----------
Industrial Specialty 0.2%
   16,100  Corning Inc. ..........................................     627,900
                                                                    ----------
Machinery/Components/Controls 0.1%
   10,400  Timken Co. ............................................     408,200
                                                                    ----------
Office Equipment/Supplies 1.8%
  135,900  Xerox Corp. ...........................................   7,287,633
                                                                    ----------
Specialty Chemicals 0.9%
   55,300  Betz Laboratories Inc. ................................   2,903,250
   24,900  Witco Corp. ...........................................     818,583
                                                                    ----------
                                                                     3,721,833
                                                                    ----------

ENERGY 4.6%
Oil Companies
   20,400  Exxon Corp. ...........................................   1,698,300
   55,500  Murphy Oil Corp. ......................................   2,677,875
   31,400  Pennzoil Co. ..........................................   1,660,275
   39,900  Repsol SA (ADR) .......................................   1,321,688
   15,000  Royal Dutch Petroleum Co. (New York shares) ...........   2,341,875
   61,981  Societe Nationale Elf Aquitaine (ADR) .................   2,440,502
   12,400  Texaco Inc. ...........................................   1,140,800
   60,701  Total SA (ADR) ........................................   2,374,927
  123,500  YPF S.A. "D" (ADR) ....................................   2,825,061
                                                                    ----------
                                                                    18,481,303
                                                                    ----------

METALS & MINERALS 1.9%
Steel & Metals
   99,335  Allegheny Teledyne Inc. ...............................   2,247,454
   84,000  Freeport McMoRan Copper & Gold, Inc. "A" ..............   2,478,000
  101,500  Oregon Steel Mills, Inc. ..............................   1,560,563
   21,900  Phelps Dodge Corp. ....................................   1,404,338
                                                                    ----------
                                                                     7,690,355
                                                                    ----------

CONSTRUCTION 1.1%
Forest Products
   30,700  Georgia Pacific Corp. .................................   2,429,138
   48,600  Louisiana-Pacific Corp. ...............................   1,105,650
   22,400  Weyerhaeuser Co. ......................................   1,033,200
                                                                    ----------
                                                                     4,567,988
                                                                    ----------

TRANSPORTATION 0.7%
Railroads
   59,100  Canadian National Railway Co. .........................   1,211,550
   19,500  Union Pacific Corp. ...................................   1,428,375
                                                                    ----------
                                                                     2,639,925
                                                                    ----------

UTILITIES 3.0%
Electric Utilities
   32,900  CINergy Corp. .........................................   1,015,788
   20,700  CMS Energy Corp. ......................................     623,588
   59,300  National Power PLC (GDR) ..............................   1,475,088
   26,100  PacifiCorp ............................................     538,313
   50,800  Pacific Gas & Electric Co. ............................   1,104,900
   57,000  PowerGen PLC (ADR) ....................................   1,759,875
   30,900  Southern Company ......................................     699,113


    The accompanying notes are an integral part of the financial statements

   AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                 Value($)
--------------------------------------------------------------------------------


    124,600  TNP Enterprises Inc. .................................    3,083,850
     10,500  Texas Utilities Co., Inc. ............................      416,063
     63,600  Unicom Corp. .........................................    1,597,950
                                                                     -----------
                                                                      12,314,528
                                                                     -----------
             TOTAL COMMON STOCKS (COST $181,331,287) ..............  222,341,414
                                                                     ===========

--------------------------------------------------------------------------------
   SUMMARY                                           % OF NET ASSETS
--------------------------------------------------------------------------------
             Total Investment Portfolio (Cost
               $361,153,424) (a) .......................   99.9      402,737,987
             Other Assets and Liabilities, Net .........    0.1          441,952
                                                          -----      -----------
             Net Assets ................................  100.0      403,179,939
                                                          =====      ===========

--------------------------------------------------------------------------------


  REIT   Real Estate Investment Trust

    **   Effective maturities will be shorter due to prepayments.

   *** Yield (unaudited); bond equivalent yield to maturity; not a coupon rate.

   (a) At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $361,182,456 was as follows:

         Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value
         over tax cost ...........................................  $44,701,820

         Aggregate  gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over value .........................................   (3,146,289)
                                                                    -----------
         Net unrealized appreciation .............................  $41,555,531
                                                                    ===========

--------------------------------------------------------------------------------

         For the year ended September 30, 1996, purchases and sales of investment securities (excluding short-term investments, U.S.
         Government obligations and U.S. Government Agencies) aggregated
         $169,718,696 and $55,986,876, respectively. Purchases and sales of U.S.
         Government obligations and U.S. Government Agencies aggregated
         $96,989,449 and $44,895,774, respectively.

--------------------------------------------------------------------------------

         The aggregate face value of future contracts closed during the year ended September 30, 1996 was $3,641,641.

--------------------------------------------------------------------------------

         Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The
         Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

         The accompanying notes are an integral part of the financial statements

  AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
--------------------------------------------------------------------------------------------------------------------

Principal                                                                                                  Market
Amount($)                                                                                                 Value($)
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 0.1%
--------------------------------------------------------------------------------------------------------------------

         2,188,000  Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96 at 5.7% to be repurchased at $2,188,346 on 10/1/96, collateralized
                      by a $1,635,000 U.S. Treasury Note, 11.625%, 11/15/04 (COST $2,188,000) ........     2,188,000
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  COMMERCIAL PAPER 2.6%
--------------------------------------------------------------------------------------------------------------------
        35,000,000  American Express Credit Corp., 11/21/96 ..........................................    34,731,044
        20,000,000  Associates Corp. of North America, 10/17/96 ......................................    19,949,756
        20,000,000  General Electric Capital Services Inc., 12/4/96 ..................................    19,805,722
        15,300,000  Pitney Bowes Credit Corp., 10/15/96 ..............................................    15,266,085
        20,000,000  Walt Disney Co. Discount Note, 10/23/96 ..........................................    19,932,022
                                                                                                         -----------
                    TOTAL COMMERCIAL PAPER (COST $109,704,595) .......................................   109,684,629
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 0.1%
--------------------------------------------------------------------------------------------------------------------

FINANCIAL
         4,500,000  Siemens Capital Corp. with warrants, 8%, 6/24/02 (COST $5,885,818) ...............     6,075,000
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS 3.3%
--------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY 1.0%
Department & Chain Stores
         4,000,000  Federated Department Stores, Inc. debenture, 5%, 10/1/03 .........................     4,480,000
        34,500,000  Home Depot Inc. Convertible until 10/1/01, 3.25%, 10/1/01 ........................    35,103,750
 .....................................................................................................   -----------
                                                                                                          39,583,750
                                                                                                         -----------

HEALTH 0.2%
Pharmaceuticals
         6,260,000  Sandoz Capital BVI Ltd., 2%, 10/6/02 .............................................     6,995,550
                                                                                                         -----------

COMMUNICATIONS 0.0%
Telephone/Communications
         1,000,000  Compania de Telefonos de Chile, S.A., 4.5%, 1/15/03 ..............................     1,200,000
                                                                                                         -----------

FINANCIAL 1.1%
Banks 0.5%

        17,290,000  MBL International Finance Bermuda, 3.0%, 11/30/02 ................................    19,624,150
                                                                                                         -----------
Real Estate 0.4%
        18,250,000  Security Capital Corp., 6.5%, 3/29/16(b)(c) ......................................    18,250,000
                                                                                                         -----------
Other Financial Companies 0.2%
         5,200,000  First Financial Management Corp., 5.0%, 12/15/99 .................................     9,984,000
                                                                                                         -----------

SERVICE INDUSTRIES 0.5%
Miscellaneous Commercial Services
        25,000,000  ADT Operations Inc., Liquid Yield Option Note, 7/6/10 ............................    14,187,500
         7,036,000  Jardine Strategic Holdings Ltd., 7.5%, 5/7/49 ....................................     7,634,060
                                                                                                         -----------
                                                                                                          21,821,560
                                                                                                         -----------

DURABLES 0.1%
Automobiles
         4,000,000  Magna International, Inc., 5.0%, 10/15/02 ........................................     4,300,000
                                                                                                         -----------

MANUFACTURING 0.1%
Diversified Manufacturing
         5,000,000  Thermo Electron Corp., 4.25%, 1/1/03 .............................................     6,000,000
                                                                                                         -----------



    The accompanying notes are an integral part of the financial statements

  AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

Principal                                                                                                  Market
Amount($)                                                                                                 Value($)
--------------------------------------------------------------------------------------------------------------------

TECHNOLOGY 0.1%
Electronic Data Processing
         8,000,000  Silicon Graphics Inc., Zero Coupon, 11/2/13 ......................................     3,980,000
                                                                                                         -----------

CONSTRUCTION 0.2%
Homebuilding
        10,670,000  Empresa ICA Sociedad Controladora S.A., 5.0%, 3/15/04 ............................     7,469,000
                                                                                                         -----------
                    TOTAL CONVERTIBLE BONDS (COST $127,964,368) ......................................   139,208,010
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS 2.8%
--------------------------------------------------------------------------------------------------------------------

Shares
---------------
CONSUMER DISCRETIONARY 0.5%
Department & Chain Stores
           439,800  Kmart 7.75% ......................................................................    21,495,225
                                                                                                         -----------

HEALTH 0.7%
Health Industry Services 0.7%
           848,700  FHP International Corp.,"A", Cum. $1.25 ..........................................    26,415,788
                                                                                                         -----------
Medical Supply & Specialty 0.0%
            25,000  U.S. Surgical Corp. "A", Cum. $2.20 ..............................................     1,034,375
                                                                                                         -----------

FINANCIAL 0.3%
Consumer Finance 0.1%
           129,000  Advanta Corp. 6.75% ..............................................................     5,385,750
                                                                                                         -----------
Real Estate 0.2%
           302,400  Security Capital Industrial Trust "B" 7% .........................................     7,408,800
                                                                                                         -----------

MANUFACTURING 0.6%
Containers & Paper 0.1%
            61,900  Boise Cascade Corp. "G", Cum $1.58 ...............................................     1,733,200
            50,200  International Paper Co. 5.25% ....................................................     2,384,500
                                                                                                         -----------
                                                                                                           4,117,700
                                                                                                         -----------
Industrial Specialty 0.3%
           652,400  Cooper Industries, Inc. 6.0% .....................................................    13,374,200
                                                                                                         -----------
Wholesale Distributors 0.2%
           102,800  Alco Standard Corp. 6.5% .........................................................     9,354,800
                                                                                                         -----------

TECHNOLOGY 0.1%
Electronic Data Processing 0.1%
            50,000  Ceridian Corp. 5.5% ..............................................................     5,462,500
                                                                                                         -----------

ENERGY 0.3%
Oil & Gas Production
           215,300  Parker & Parsley Capital Corp. 6.25% .............................................    11,706,938
                                                                                                         -----------

METALS & MINERALS 0.3%
Precious Metals
           500,000  Freeport McMoRan Copper & Gold, Inc., Cum.$1.25 ..................................    13,875,000
                                                                                                         -----------
                    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $102,560,937) ...........................   119,631,076
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 91.7%
--------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY 4.3%
Department & Chain Stores
           909,800  J.C. Penney Co., Inc. ............................................................    49,242,925
           577,200  May Department Stores ............................................................    28,066,350
         1,855,200  Rite Aid Corp. ...................................................................    67,251,000



    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                Value($)
--------------------------------------------------------------------------------

          812,900   Sears, Roebuck & Co. .........................    36,377,275
                                                                     -----------
 .................................................................   180,937,550
                                                                     -----------

CONSUMER STAPLES 8.7%
Alcohol 1.1%

        1,262,600   Anheuser-Busch Companies, Inc. ...............    47,505,325
                                                                     -----------
Consumer Electronic & Photographic Products 1.1%
          218,000   Duracell International Inc. ..................    13,979,250
          605,600   Whirlpool Corp. ..............................    30,658,500
                                                                     -----------
                                                                      44,637,750
                                                                     -----------
Consumer Specialties 0.0%
          159,200   A.T. Cross Co. "A" ...........................     1,810,900
                                                                     -----------
Food & Beverage 3.1%
          598,400   General Mills, Inc. ..........................    36,128,400
        2,064,900   H.J. Heinz Co. ...............................    69,690,375
          165,200   Unilever NV (New York shares) ................    26,039,650
                                                                     -----------
                                                                     131,858,425
                                                                     -----------
Package Goods/Cosmetics 3.4%
          618,100   Avon Products Inc. ...........................    30,673,213
          215,300   Clorox Co. ...................................    20,641,888
          701,300   Kimberly-Clark Corp. .........................    61,802,063
          713,000   Tambrands Inc. ...............................    30,035,125
                                                                     -----------
                                                                     143,152,289
                                                                     -----------

HEALTH 10.4%
Medical Supply & Specialty 1.2%
        1,347,200   Bausch & Lomb, Inc. ..........................    49,509,600
                                                                     -----------
Pharmaceuticals 9.2%
          772,800   American Home Products Corp. .................    49,266,000
        1,166,300   Baxter International Inc. ....................    53,816,300
          577,000   Bristol-Myers Squibb Co. .....................    55,608,375
          546,600   Eli Lilly & Co. ..............................    35,255,700
          905,500   Schering-Plough Corp. ........................    55,688,250
          661,300   SmithKline Beecham PLC (ADR) .................    40,256,638
          926,600   Warner-Lambert Co. ...........................    61,155,600
        1,446,900   Zeneca Group PLC .............................    35,964,369
              300   Zeneca Group PLC (ADR) .......................        22,275
                                                                     -----------
                                                                     387,033,507
                                                                     -----------

COMMUNICATIONS 5.9%
Telephone/Communications
        1,374,000   Alltel Corp. .................................    38,300,250
          502,700   Bell Atlantic Corp. ..........................    30,099,163
        1,068,500   GTE Corp. ....................................    41,137,250
          591,800   Hong Kong Telecommunications Ltd. (ADR) ......    10,652,400
          862,000   Koninklijke PTT Nederland ....................    29,647,766
        1,043,100   NYNEX Corp. ..................................    45,374,850
        1,127,000   Sprint Corp. .................................    43,812,125
        2,036,000   Telecom Corp. of New Zealand .................     9,564,345
                                                                     -----------
                                                                     248,588,149
                                                                     -----------

FINANCIAL 18.3%
Banks 8.9%
          286,000   AmSouth Bancorp. .............................    12,727,000
          590,000   Argentaria Corporacion Bancaria de Espana ....    24,428,360
          125,500   BankAmerica Corp. ............................    10,306,688



    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                Value($)
--------------------------------------------------------------------------------

       804,600    Bankers Trust New York Corp. ....................   63,261,675
       649,200    Chase Manhattan Corp. (New) .....................   52,017,150
       983,800    CoreStates Financial Corp. ......................   42,549,350
       712,300    First Bank System Inc. ..........................   47,635,063
       299,400    First Chicago NBD Corp. .........................   13,547,850
       574,800    J.P. Morgan & Co., Inc. .........................   51,085,350
       980,200    KeyCorp (New) ...................................   43,128,800
       120,900    NationsBank Corp. ...............................   10,503,188
       128,500    Nordbanken AB ...................................    3,293,630
                                                                     -----------
                                                                     374,484,104
                                                                     -----------
Insurance 2.9%
       477,423    Allstate Corp. ..................................   23,513,085
       979,100    EXEL, Ltd. ......................................   34,023,725
       306,600    Hartford Steam Boiler Inspection &
                    Insurance Co. .................................   13,720,350
     1,110,200    Lincoln National Corp. ..........................   48,710,025
                                                                     -----------
                                                                     119,967,185
                                                                     -----------
Other Financial Companies 2.8%
     1,237,800    Federal National Mortgage Association ...........   43,168,275
     1,045,000    Student Loan Marketing Association ..............   77,983,125
                                                                     -----------
                                                                     121,151,400
                                                                     -----------
Real Estate 3.7%
      245,800     Avalon Properties, Inc. (REIT) ..................    5,714,850
      386,200     Camden Property Trust (REIT) ....................    9,896,375
       88,500     Charles E. Smith Residential Realty, Inc. (REIT)     2,135,063
      235,000     Developers Diversified Realty Corp. (REIT) ......    7,549,375
       28,000     Equity Residential Properties Trust (REIT) ......    1,001,000
    1,716,600     General Growth Properties, Inc. (REIT) ..........   42,700,425
      409,800     Health Care Property Investment Inc. (REIT) .....   13,369,725
       31,100     Mark Centers Trust (REIT) .......................      338,213
      457,900     Meditrust SBI (REIT) ............................   15,854,788
      680,800     Nationwide Health Properties Inc. (REIT) ........   14,977,600
       71,200     Post Properties Inc. (REIT) .....................    2,607,700
       17,398     Security Capital Corp.(b)(c) ....................   18,510,962
      431,708     Security Capital Industrial Trust (REIT) ........    7,878,671
      451,200     South West Property Trust Inc. (REIT) ...........    6,260,400
      150,000     Spieker Properties, Inc. (REIT) .................    4,406,250
      102,100     Vornado Realty Trust (REIT) .....................    4,135,050
                                                                     -----------
                                                                     157,336,447
                                                                     -----------

MEDIA 0.3%
Print Media
      336,400     Reader's Digest Association Inc. "A" ............   13,750,350
                                                                     -----------

SERVICE INDUSTRIES 0.3%
Printing/Publishing
      242,200     Dun & Bradstreet Corp. ..........................   14,441,175
                                                                     -----------

DURABLES 7.5%
Aerospace 4.3%
      128,700     AAR Corp. .......................................    2,976,188
      604,700     Lockheed Martin Corp. ...........................   54,498,588
       79,000     Northrop Grumman Corp. ..........................    6,339,750
      934,300     Rockwell International Corp. ....................   52,671,163
      546,900     United Technologies Corp. .......................   65,696,363
                                                                     -----------
                                                                     182,182,052
                                                                     -----------


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                Value($)
--------------------------------------------------------------------------------

Automobiles 2.7%
       941,900    Dana Corp. .....................................    28,492,475
       444,100    Eaton Corp. ....................................    26,812,538
     1,145,700    Ford Motor Co. .................................    35,803,125
       471,400    Genuine Parts Co. ..............................    20,623,750
                                                                     -----------
                                                                     111,731,888
                                                                     -----------
Construction/Agricultural Equipment 0.5%
       383,400    PACCAR, Inc. ...................................    20,991,150
                                                                     -----------

MANUFACTURING 18.0%
Chemicals 5.2%
       390,900    DSM Group NV ...................................    38,348,146
       518,300    Dow Chemical Co. ...............................    41,593,575
       823,600    E.I. du Pont de Nemours & Co. ..................    72,682,700
       489,900    Eastman Chemical Co. ...........................    28,597,913
       800,000    Imperial Chemical Industries PLC ...............    10,581,083
     1,254,000    Lyondell Petrochemical Co. .....................    29,155,500
                                                                     -----------
                                                                     220,958,917
                                                                     -----------
Containers & Paper 1.9%
       566,900    Bowater, Inc. ..................................    21,542,200
     2,150,500    Stone Container Corp. ..........................    33,601,563
       883,900    Westvaco Corp. .................................    26,185,538
                                                                     -----------
                                                                      81,329,301
                                                                     -----------
Diversified Manufacturing 3.1%
       941,000    Dresser Industries Inc. ........................    27,994,750
       299,900    Olin Corp. .....................................    25,191,600
       833,100    TRW Inc. .......................................    77,478,300
                                                                     -----------
                                                                     130,664,650
                                                                     -----------
Electrical Products 2.0%
      815,000     Philips Electronics N.V. .......................    29,411,387
      367,300     Philips NV (New York shares) ...................    13,176,888
    1,014,600     Thomas & Betts Corp. ...........................    41,598,600
                                                                     -----------
                                                                      84,186,875
                                                                     -----------
Industrial Specialty 0.5%
      525,600     Corning Inc. ...................................    20,498,400
                                                                     -----------
Machinery/Components/Controls 0.7%
      925,000     S.K.F. AB "B" (Free)* ..........................    22,244,629
      214,500     Timken Co. .....................................     8,419,125
                                                                     -----------
                                                                      30,663,754
                                                                     -----------
Office Equipment/Supplies 2.8%
    2,192,100     Xerox Corp. ....................................   117,551,363
                                                                     -----------
Specialty Chemicals 1.8%
      204,800     ARCO Chemical Co. ..............................    10,240,000
      709,000     Betz Laboratories Inc. .........................    37,222,500
      306,400     Petrolite Corp. ................................    10,264,400
      501,600     Witco Corp. ....................................    16,490,100
                                                                     -----------
                                                                      74,217,000
                                                                     -----------

ENERGY 7.2%
Oil Companies
      309,500     Exxon Corp. ....................................    25,765,875
      395,300     Murphy Oil Corp. ...............................    19,073,225
      527,100     Pennzoil Co. ...................................    27,870,413
      545,900     Repsol SA (ADR) ................................    18,082,938
      264,700     Royal Dutch Petroleum Co. (New York shares) ....    41,326,288


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                Value($)
--------------------------------------------------------------------------------

       488,800    Societe Nationale Elf Aquitaine ..............      38,220,176
       255,900    Texaco Inc. ..................................      23,542,800
       558,448    Total SA "B" .................................      43,947,171
       569,496    Total SA (ADR) ...............................      22,281,531
     1,941,300    YPF S.A. "D" (ADR) ...........................      44,407,238
                                                                   -------------
                                                                     304,517,655
                                                                   -------------

METALS & MINERALS 2.5%
Precious Metals 0.3%
       405,000    De Beers Consolidated Mines Ltd. (ADR) .......      12,555,000
                                                                   -------------

STEEL & METALS 2.2%
     1,815,310    Allegheny Teledyne Inc. ......................      41,071,389
       579,010    Freeport McMoRan Copper & Gold, Inc. "A" .....      17,080,795
     1,061,900    J & L Specialty Steel, Inc. ..................      14,468,388
       297,500    Phelps Dodge Corp. ...........................      19,077,188
                                                                   -------------
                                                                      91,697,760
                                                                   -------------

CONSTRUCTION 1.4%
Forest Products
      509,600     Georgia Pacific Corp. ........................      40,322,100
      394,900     Weyerhaeuser Co. .............................      18,214,763
                                                                   -------------
                                                                      58,536,863
                                                                   -------------

TRANSPORTATION 1.8%
Airlines 0.3%
      171,180     Delta Air Lines, Inc. ........................      12,324,960
                                                                   -------------
Railroads 1.5%
    1,200,900     Canadian National Railway Co. ................      24,618,450
      141,100     Norfolk Southern Corp. .......................      12,893,013
      339,200     Union Pacific Corp. ..........................      24,846,400
                                                                   -------------
                                                                      62,357,863
                                                                   -------------

UTILITIES 5.1%
Electric Utilities
      519,300     CINergy Corp. ................................      16,033,388
      261,200     CMS Energy Corp. .............................       7,868,650
    1,468,800     China Light & Power Co. Ltd. (ADR) ...........       6,829,920
      577,367     National Power PLC ...........................       3,560,669
      250,000     National Power PLC (GDR) .....................       6,218,750
      553,600     PacifiCorp ...................................      11,418,000
      824,500     Pacific Gas & Electric Co. ...................      17,932,875
    8,586,000     PowerGen PLC .................................      65,045,862
      942,503     PowerGen PLC (Sponsored ADR) .................      29,099,780
      636,400     Southern Company .............................      14,398,550
      224,600     Texas Utilities Co., Inc. ....................       8,899,775
    1,035,400     Unicom Corp. .................................      26,014,410
                                                                   -------------
                                                                     213,320,629
                                                                   -------------
                  TOTAL COMMON STOCKS (COST $2,933,400,128) ....   3,866,450,236
                                                                   -------------

--------------------------------------------------------------------------------
  SUMMARY                                           % OF NET ASSETS
--------------------------------------------------------------------------------
                  TOTAL INVESTMENT PORTFOLIO (COST
                    $3,281,703,846)(a) ................  100.6    4,243,236,951

                  OTHER ASSETS AND LIABILITIES, NET ...   (0.6)     (24,253,553)
                                                         -----    -------------
                  NET ASSETS ..........................  100.0    4,218,983,398
                                                         =====    =============



    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

REIT  Real Estate Investment Trust


  (a) At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of
      $3,279,384,207 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value
        over tax cost ...................................................................................    $989,964,050

      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
        cost over value .................................................................................     (26,111,306)
                                                                                                             ------------
      Net unrealized appreciation .......................................................................    $963,852,744
                                                                                                             ============

  (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $36,760,962 (.87% of net assets). The cost of these securities at September 30, 1996 was $36,500,000.


  (c) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at September 30, 1996 is as follows:

      Security                                 Acquisition Date       Cost ($)
      --------                                 ----------------       --------

      Security Capital Corp.                       4/19/96           18,250,000

      Security Capital Corp., 6.5%, 3/29/16        4/19/96           18,250,000

--------------------------------------------------------------------------------


  At September 30, 1996, outstanding written call options were as follows (Note 1):



                              Number of    Expiration     Strike        Market
                              Contracts       Date       Price ($)     Value ($)
                           -----------------------------------------------------

  Xerox Corp.
  (Premiums received $19,199) ... 400        Nov. 96       60.00        20,000

--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short#term investments) for the year ended September 30, 1996, aggregated $1,515,643,194 and $863,095,769, respectively. In addition the Fund wrote a call option on Xerox Corp. (premium received $19,199).
--------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


    The accompanying notes are an integral part of the financial statements

    AARP GLOBAL GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
    LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                                                                   Market
Amount ($)                                                                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENTS 8.4%
------------------------------------------------------------------------------------------------------------------------------------

      6,496,000        Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96 at 5.7% to be repurchased at $6,497,029 on 10/1/96, collateralized by a $6,488,000 U.S. Treasury Note,
                         5.875%, 7/31/97 (COST $6,496,000) ...........................................................     6,496,000
                                                                                                                           ---------
------------------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE BONDS 0.0%
------------------------------------------------------------------------------------------------------------------------------------

GHANA
         13,000        Ashanti Capital Corp., 5.5%, 3/15/03 (COST $13,000) ...........................................        11,765
                                                                                                                           ---------
------------------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS 2.4%
------------------------------------------------------------------------------------------------------------------------------------

Shares
---------------
GERMANY

         36,582        RWE AG (Producer and marketer of petroleum and chemical products) .............................     1,117,474
          4,455        SAP AG (Computer software manufacturer) .......................................................       748,261
                                                                                                                           ---------
                       TOTAL PREFERRED STOCKS (COST $1,782,317) ......................................................     1,865,735
                                                                                                                           ---------
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 91.6%
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA 0.2%
          8,300        YPF S.A. "D" (ADR) (Petroleum company) ........................................................       189,863
                                                                                                                           ---------

AUSTRALIA 2.9%
         46,619        Broken Hill Proprietary Co. Ltd. (Petroleum, minerals and steel) ..............................       597,952
        493,058        Fosters Brewing Group Ltd. (Leading brewery) ..................................................       886,160
        118,000        Woodside Petroleum Ltd. (Major oil and gas producer) ..........................................       782,914
                                                                                                                           ---------
                                                                                                                           2,267,026
                                                                                                                           ---------
AUSTRIA 1.0%
         14,100        Flughafen Wien AG (Operator of terminals and facilities at Vienna International Airport) ......       743,003
                                                                                                                           ---------

BERMUDA 0.2%
          3,450        Mid Ocean Limited (Property and casualty insurance company) ...................................       147,052
                                                                                                                           ---------

BRAZIL 2.2%
         77,300        Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ...............................       676,375
      3,071,000        Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility) ..............................       809,068
      6,200,000        Companhia Energetica de Minas Gerais (Electric power utility) .................................       210,097
        771,000        Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ..........................        23,031
                                                                                                                           ---------
                                                                                                                           1,718,571
                                                                                                                           ---------

CANADA 3.6%
         26,505        Barrick Gold Corp. (Gold exploration and production in North and South America) ...............       662,552
         16,200        Canadian National Railway Co. (Operator of one of Canada's two principal railroads) ...........       332,100
         49,650        Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) ...............     1,151,811
         28,145        Placer Dome Inc. (Gold, silver and copper mining company) .....................................       665,322
                                                                                                                           ---------
                                                                                                                           2,811,785
                                                                                                                           ---------

FRANCE 3.5%
          5,051        Alcatel Alsthom (Manufacturer of transportation, telecommunication and energy equipment) ......       425,847
          9,328        Compagnie Financiere de Paribas (Finance and investment company) ..............................       599,535
         11,800        Lafarge SA (Leading producer of cement, concrete and aggregates) ..............................       695,596
         21,466        Schneider SA (Manufacturer of electronic components and automated manufacturing systems) ......     1,009,822
                                                                                                                           ---------
                                                                                                                           2,730,800
                                                                                                                           ---------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                           Market
Shares                                                                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY 14.3%
            365        Allianz AG Holding (Insurance holding company) ................................................       643,886
         51,510        BASF AG (Leading international chemical producer) .............................................     1,619,016
         43,320        Bayer AG (Leading chemical producer) ..........................................................     1,588,528
         18,740        Bayerische Vereinsbank Girozentrale (Commercial bank) .........................................       650,375
         17,300        Daimler-Benz AG (Automobile and truck manufacturer)* ..........................................       950,444
         43,550        Hoechst AG (Chemical producer) ................................................................     1,587,836
          2,537        Mannesmann AG (Bearer) (Diversified construction and technology) ..............................       950,243
            525        Muenchener Rueckversicherungs AG (Insurance company) ..........................................       928,200
          8,860        Schering AG (Pharmaceutical and chemical producer) ............................................       684,595
         12,350        Siemens AG (Leading electrical engineering and electronics company) ...........................       650,677
         16,036        VEBA AG (Electric utility, distributor of oil and chemicals) ..................................       838,998
                                                                                                                          ----------
                                                                                                                          11,092,798
                                                                                                                          ----------

GHANA 1.1%
         51,600        Ashanti Goldfields Co., Ltd. (ADS) (Leading gold producer) ....................................       864,300
                                                                                                                          ----------

HONG KONG 1.8%
        136,000        Hutchison Whampoa, Ltd. (Container terminal and real estate company) ..........................       914,522
        131,000        Television Broadcasts, Ltd. (Television broadcasting) .........................................       487,036
                                                                                                                          ----------
                                                                                                                           1,401,558
                                                                                                                          ----------

INDONESIA 0.9%
          2,730        Asia Pulp & Paper Co., Ltd. (ADR) (Producer of pulp and paper)* ...............................        32,419
         53,500        HM Sampoerna (Foreign registered) (Tobacco company) ...........................................       520,715
        184,071        Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) .....................       140,709
          5,775        Indah Kiat Pulp & Paper Warrants* .............................................................         2,363
         18,000        Pabrik Kertas Tjiwi Kimia (Operator of pulp and paper factory) ................................        17,636
                                                                                                                          ----------
                                                                                                                             713,842
                                                                                                                          ----------

JAPAN 8.1%
         33,000        Bridgestone Corp. (Leading automobile tire manufacturer) ......................................       594,302
         46,000        Canon Inc. (Leading producer of visual image and information equipment) .......................       902,607
         44,000        Hitachi Ltd. (General electronics manufacturer) ...............................................       425,768
          6,000        Japan Associated Finance Co. (Venture capital company) ........................................       542,962
         52,000        Matsushita Electrical Industrial Co., Ltd. (Leading manufacturer of consumer
                         electronic products) ........................................................................       871,248
          1,000        Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) .........................        65,765
         10,300        SMC Corp. (Leading maker of pneumatic equipment) ..............................................       719,828
          1,300        Shohkoh Fund & Co., Ltd. (Finance company for small- and medium-sized firms) ..................       292,357
         10,000        Sony Corp. (Consumer electronic products manufacturer) ........................................       629,872
        128,000        Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) .....................       362,405
        101,000        Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining company) ..............       851,546
                                                                                                                          ----------
                                                                                                                           6,258,660
                                                                                                                          ----------

KOREA 2.1%
         24,600        Korea Electric Power Co. (ADR) (Electric utility) .............................................       464,325
         25,250        Korea Express Co., Ltd. (EDR) .................................................................       366,125
         32,000        Yukong, Ltd. (Korea's leading oil refiner) ....................................................       813,559
            752        Yukong, Ltd. Rights* ..........................................................................         4,916
                                                                                                                          ----------
                                                                                                                           1,648,925
                                                                                                                          ----------

NETHERLANDS 1.7%
         13,299        AEGON Insurance Group NV (Insurance company) ..................................................       656,213
         21,607        Internationale Nederland Groep NV (Insurance and financial services) ..........................       673,760
                                                                                                                          ----------
                                                                                                                           1,329,973
                                                                                                                          ----------

NEW ZEALAND 0.7%
        108,700        Telecom Corp. of New Zealand (Telecommunication services) .....................................       510,631
                                                                                                                          ----------



    The accompanying notes are an integral part of the financial statements

    AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                           Market
Shares                                                                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH AFRICA 0.9%
         24,343        Rustenburg Platinum Holdings, Ltd. (ADR) (Leading platinum producer) ..........................       374,274
         29,030        Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
                         petrochemical production) ...................................................................       342,358
                                                                                                                           ---------
                                                                                                                             716,632
                                                                                                                           ---------

SWEDEN 7.2%
         53,000        AGA AB Free "B" (Producer and distributor of industrial and medical gases) ....................       863,023
         19,585        Astra AB "A" (Free) (Pharmaceutical company) ..................................................       826,807
         10,600        Autoliv AB (Manufacturer of automobile safety bags) ...........................................       457,083
         11,078        Diligentia AB (Real estate investment co.)* ...................................................       131,951
         38,765        S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ........................................       932,230
         33,252        Skandia Foersaekrings AB (Free) (Financial conglomerate) ......................................       919,976
        127,585        Skandinaviska Enskilda Banken (Commercial bank) ...............................................     1,115,708
         15,100        Volvo AB "B" (Free) (Automobile manufacturer) .................................................       324,425
                                                                                                                           ---------
                                                                                                                           5,571,203
                                                                                                                           ---------

SWITZERLAND 8.2%
         11,748        CS Holdings (Registered) (Provider of bank services, management services and life insurance) ..     1,160,944
            680        Ciba-Geigy AG (Bearer) (Pharmaceutical company) ...............................................       865,445
          1,605        Holderbank Financiere Glaris AG (Bearer) (Cement producer) ....................................     1,163,970
          1,257        Nestle SA (Registered) (Food manufacturer) ....................................................     1,400,451
              2        Sandoz AG (Bearer) (Pharmaceutical company) ...................................................         2,391
            702        Sandoz Ltd. AG (Registered) (Pharmaceutical company) ..........................................       842,534
            226        Swiss Reinsurance (Registered) (Life, accident and health insurance company) ..................       238,103
          2,354        Zurich Insurance Group (Registered) (Insurance company) .......................................       650,971
                                                                                                                           ---------
                                                                                                                           6,324,809
                                                                                                                           ---------

UNITED KINGDOM 9.9%
         66,700        BOC Group PLC (Producer of industrial gases) ..................................................       914,040
        105,333        Carlton Communications PLC (Television post production products and services) .................       796,334
         96,800        General Electric Co., PLC (Manufacturer of power, communications and defense
                         equipment and other various electrical components) ..........................................       599,246
        126,620        Grand Metropolitan PLC (Food and drink producer and retailer) .................................       944,384
         61,190        Kingfisher PLC (Retailer of wide range of consumer goods and merchandise) .....................       606,751
        224,915        Lonrho PLC (Widely diversified industrial holding company) ....................................       600,242
         75,605        PowerGen PLC (Electric utility) ...............................................................       572,769
         54,354        RTZ Corp., PLC (Mining and finance company) ...................................................       832,484
         57,941        Reuters Holdings PLC (International news agency) ..............................................       669,761
         76,300        Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ...........................     1,165,735
                                                                                                                           ---------
                                                                                                                           7,701,746
                                                                                                                           ---------

UNITED STATES 21.1%
         30,000        Anheuser-Busch Companies, Inc. (Leading brewery) ..............................................     1,128,750
          4,100        Boeing Co. (Manufacturer of jet airplanes) ....................................................       387,450
         15,000        Champion International Corp. (Manufacturer of wood-based products) ............................       688,125
         15,500        Charles Schwab Corp. (Discount brokerage services) ............................................       358,438
         30,520        EXEL, Ltd. (Provider of liability insurance) ..................................................     1,060,570
         22,010        Enron Corp. (Major natural gas pipeline system) ...............................................       896,908
         11,650        First Data Corp. (Credit-card processing services) ............................................       950,931
          1,700        General Re Corp. (Property and casualty reinsurance) ..........................................       240,975
         39,250        Homestake Mining Co. (Major international gold producer) ......................................       574,031
          7,750        International Business Machines Corp. (Principal manufacturer and servicer of
                         business and computing machines) ............................................................       964,875
          8,800        J.P. Morgan & Co., Inc. (Commercial banking and financial services) ...........................       782,100
         36,470        Louisiana-Pacific Corp. (Producer of lumber, plywood and pulp) ................................       829,693


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                           Market
Shares                                                                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------


         18,110        MBIA Inc. (Insurer of municipal bonds) ........................................................    1,552,933
         24,600        National Semiconductor Corp. (Manufacturer of integrated circuits and transistors)* ...........      495,075
         14,200        Newmont Mining Corp. (International gold exploration and mining company) ......................      670,950
          7,800        Parametric Technology Corp. (Mechanical design software producer)* ............................      385,125
          8,700        Parker-Hannifin Group (Fluid control components) ..............................................      365,400
         17,000        Praxair Inc. (Producer of industrial gases and specialized coatings) ..........................      731,000
         32,400        Stillwater Mining Co. (Exploration and development of mines in Montana producing
                         platinum, palladium and associated metals)* .................................................      607,500
         14,900        UNUM Corp. (Provider of disability, health and life insurance and group pension products) .....      955,463
         25,650        WMX Technologies Inc. (Solid and chemical waste management services) ..........................      843,244
         17,250        Xerox Corp. (Leading manufacturer of copiers and duplicators) .................................      925,031
                                                                                                                         ----------
                                                                                                                         16,394,567
                                                                                                                         ----------
                       TOTAL COMMON STOCKS (COST $70,237,701) ........................................................   71,137,744
                                                                                                                         ----------


------------------------------------------------------------------------------------------------------------------------------------
    SUMMARY                                                                                          % OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENT PORTFOLIO (COST $78,529,018) (a) ..........................        102.4         79,511,244
                       OTHER ASSETS AND LIABILITIES, NET ..........................................         (2.4)        (1,859,266)
                                                                                                           -----         ----------
                       NET ASSETS .................................................................        100.0         77,651,978
                                                                                                           =====         ==========

------------------------------------------------------------------------------------------------------------------------------------

     *    Non income producing security.

     (a)  At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of
          $78,552,697 was as follows:

          Aggregate gross unrealized appreciation for all investments in which there is an excess of
            value over tax cost ............................................................................     $ 3,538,505
          Aggregate gross unrealized depreciation for all investments in which there is an excess of
            tax cost over value ............................................................................      (2,579,958)
                                                                                                                 -----------
          Net unrealized appreciation ......................................................................     $   958,547
                                                                                                                 ===========

------------------------------------------------------------------------------------------------------------------------------------

     Purchases and sales of investment securities, (excluding short-term investments) from February 1, 1996 through September 30, 1996, aggregated $75,990,024 and $3,917,974, respectively.
--------------------------------------------------------------------------------
     From February 1, 1996 through September 30, 1996, the Fund incurred approximately $33,467 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1997.
--------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.
--------------------------------------------------------------------------------
     Sector breakdown of the Fund's equity securities is noted on page 25.



    The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

-----------------------------------------------------------------------------------------------
LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
-----------------------------------------------------------------------------------------------
Principal                                                                             Market
Amount ($)                                                                            Value ($)
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.0%
-----------------------------------------------------------------------------------------------
     16,328,000       Repurchase Agreement with Donaldson, Lufkin & Jenrette
                        dated 9/30/96 at 5.7% to be repurchased at $16,330,585
                        on 10/1/96, collateralized by a $15,967,000 U.S.
                        Treasury Note, 6.5%, 4/30/97 (COST $16,328,000) ..........   16,328,000
                                                                                   ------------

-----------------------------------------------------------------------------------------------
COMMON STOCKS 98.0%
-----------------------------------------------------------------------------------------------

Shares
------
CONSUMER DISCRETIONARY 6.4%
Department & Chain Stores 3.6%
        200,000       J.C. Penney Co., Inc. ......................................   10,825,000
        200,000       May Department Stores ......................................    9,725,000
        250,000       Walgreen Co. ...............................................    9,250,000
                                                                                   ------------
                                                                                     29,800,000
                                                                                   ------------
Restaurants 2.0%
        350,000       McDonald's Corp. ...........................................   16,581,250
                                                                                   ------------
Specialty Retail 0.8%
        346,800       Intimate Brands, Inc. ......................................    6,329,100
                                                                                   ------------
CONSUMER STAPLES 7.1%
Alcohol 1.5%
        330,000       Anheuser-Busch Companies, Inc. .............................   12,416,250
                                                                                   ------------
Food & Beverage 2.1%
        185,000       Albertson's Inc. ...........................................    7,793,125
        200,000       ConAgra Inc. ...............................................    9,850,000
                                                                                   ------------
                                                                                     17,643,125
                                                                                   ------------
Package Goods/Cosmetics 3.5%
        130,000       Clorox Co. .................................................   12,463,750
        145,600       Estee Lauder Companies "A" .................................    6,533,800
        100,000       Procter & Gamble Co. .......................................    9,750,000
                                                                                   ------------
                                                                                     28,747,550
                                                                                   ------------
HEALTH 14.3%
Health Industry Services 1.2%
        300,000       Bergen Brunswig Corp. "A" ..................................    9,525,000
                                                                                   ------------
Hospital Management 1.7%
        250,000       Columbia/HCA Healthcare Corp. ..............................   14,218,750
                                                                                   ------------
Medical Supply & Specialty 1.6%
        308,000       Becton, Dickinson & Co. ....................................   13,629,000
                                                                                   ------------
Pharmaceuticals 9.8%
        180,000       American Home Products Corp. ...............................   11,475,000
        180,000       Johnson & Johnson ..........................................    9,225,000
        150,000       Merck & Co. Inc. ...........................................   10,556,250
        215,000       Pfizer, Inc. ...............................................   17,011,875
        197,100       Sandoz Ltd. AG (ADR) .......................................   11,813,681
        115,000       Schering-Plough Corp. ......................................    7,072,500
        210,000       Warner-Lambert Co. .........................................   13,860,000
                                                                                   ------------
                                                                                     81,014,306
                                                                                   ------------
FINANCIAL 16.8%
Banks 5.0%
        225,000       Citicorp ...................................................   20,390,625
        125,000       First Chicago NBD Corp. ....................................    5,656,250

    The accompanying notes are an integral part of the financal statements.

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                                      Market
Shares                                                                                Value ($)
-----------------------------------------------------------------------------------------------
         80,000       J.P. Morgan & Co., Inc. ....................................    7,110,000
        200,000       Norwest Corp. ..............................................    8,175,000
                                                                                   ------------
                                                                                     41,331,875
                                                                                   ------------
Insurance 5.5%
        180,000       American International Group, Inc. .........................   18,135,000
        360,000       EXEL, Ltd. .................................................   12,510,000
        176,000       MBIA Inc. ..................................................   15,092,000
                                                                                   ------------
                                                                                     45,737,000
                                                                                   ------------
Consumer Finance 1.1%
        211,700       Associates First Capital Corp. .............................    8,679,700
                                                                                   ------------
Other Financial Companies 5.2%
        410,000       American Express Credit Corp. ..............................   18,962,500
        700,000       Federal National Mortgage Association ......................   24,412,500
                                                                                   ------------
                                                                                     43,375,000
                                                                                   ------------
MEDIA 1.0%
Broadcasting & Entertainment
        130,000       Walt Disney Co. ............................................    8,238,750
                                                                                   ------------
SERVICE INDUSTRIES 3.7%
Investment 2.5%
        200,000       Franklin Resources Inc. ....................................   13,275,000
        120,000       Merrill Lynch & Co., Inc. ..................................    7,875,000
                                                                                   ------------
                                                                                     21,150,000
                                                                                   ------------
Miscellaneous Commercial Services 1.2%
        291,000       Manpower, Inc. .............................................    9,675,750
                                                                                   ------------
DURABLES 4.9%
Aerospace 4.3%
        100,000       Lockheed Martin Corp. ......................................    9,012,500
        235,000       Rockwell International Corp. ...............................   13,248,125
        110,000       United Technologies Corp. ..................................   13,213,750
                                                                                   ------------
                                                                                     35,474,375
                                                                                   ------------
Telecommunications Equipment 0.6%
         80,000       Ascend Communications, Inc.* ...............................    5,290,000
                                                                                   ------------
MANUFACTURING 11.7%
Chemicals 3.5%
        140,000       E.I. du Pont de Nemours & Co. ..............................   12,355,000
        195,700       Praxair Inc. ...............................................    8,415,100
        145,000       Sigma-Aldrich Corp. ........................................    8,265,000
                                                                                   ------------
                                                                                     29,035,100
                                                                                   ------------
Diversified Manufacturing 3.6%
         95,000       General Electric Co. .......................................    8,645,000
        120,000       TRW Inc. ...................................................   11,160,000
        120,000       Textron, Inc. ..............................................   10,200,000
                                                                                   ------------
                                                                                     30,005,000
                                                                                   ------------
Electrical Products 1.9%
         75,000       ABB AB (ADR) ...............................................    7,875,000
         83,000       Emerson Electric Co. .......................................    7,480,375
                                                                                   ------------
                                                                                     15,355,375
                                                                                   ------------
Machinery/Components/Controls 2.7%
        200,000       Ingersoll-Rand Co. .........................................    9,500,000
        297,000       Parker-Hannifin Group ......................................   12,474,000
                                                                                   ------------
                                                                                     21,974,000
                                                                                   ------------



    The accompanying notes are an integral part of the financal statements.

AARP CAPITAL GROWTH FUND

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                                      Market
Shares                                                                                Value ($)
-----------------------------------------------------------------------------------------------

TECHNOLOGY 16.1%
Diverse Electronic Products 3.5%
        485,000       Applied Materials, Inc.* ...................................   13,398,125
        270,000       General Motors Corp. "H" ...................................   15,592,500
                                                                                   ------------
                                                                                     28,990,625
                                                                                   ------------
Electronic Data Processing 5.5%
        510,000       Hewlett-Packard Co. ........................................   24,862,500
         35,000       International Business Machines Corp. ......................    4,357,500
        260,000       Sun Microsystems, Inc. * ...................................   16,152,500
                                                                                   ------------
                                                                                     45,372,500
                                                                                   ------------
Military Electronics 1.0%
        150,000       Raytheon Co. ...............................................    8,343,750
                                                                                   ------------
Office/Plant Automation 2.0%
        120,000       Cabletron Systems Inc.* ....................................    8,205,000
        126,400       Cisco Systems, Inc.* .......................................    7,844,700
                                                                                   ------------
                                                                                     16,049,700
                                                                                   ------------
Semiconductors 4.1%
        410,000       Atmel Corp.* ...............................................   12,658,750
        225,000       Intel Corp. ................................................   21,473,438
                                                                                   ------------
                                                                                     34,132,188
                                                                                   ------------
ENERGY 11.1%
Engineering 0.8%
        110,000       Fluor Corp. ................................................    6,765,000
                                                                                   ------------
Oil Companies 8.8%
        125,000       Amoco Corp. ................................................    8,812,500
        100,000       Atlantic Richfield Co. .....................................   12,750,000
        143,000       Exxon Corp. ................................................   11,904,750
        105,000       Mobil Corp. ................................................   12,153,750
        254,800       Repsol SA (ADR) ............................................    8,440,250
        116,000       Royal Dutch Petroleum Co. (New York shares) ................   18,110,500
                                                                                   ------------
                                                                                     72,171,750
                                                                                   ------------
Oil/Gas Transmission 1.5%
        220,000       Enron Corp. ................................................    8,965,000
         70,000       Williams Cos., Inc. ........................................    3,570,000
                                                                                   ------------
                                                                                     12,535,000
                                                                                   ------------
TRANSPORTATION 2.9%
Airlines 1.3%
        135,000       AMR Corp.* .................................................   10,749,375
                                                                                   ------------
Railroads 1.6%
        300,000       Canadian Pacific Ltd. ......................................    6,937,500
        173,300       Wisconsin Central Transportation Co.* ......................    6,217,137
                                                                                   ------------
                                                                                     13,154,637
                                                                                   ------------
UTILITIES 2.0%
Electric Utilities
        350,000       Eastern Utilities Association ..............................    5,906,250
         60,000       Illinova Corp. .............................................    1,590,000
        285,000       PowerGen PLC (Sponsored ADR) ...............................    8,799,375
                                                                                   ------------
                                                                                     16,295,625
                                                                                   ------------
                       TOTAL COMMON STOCKS (COST $635,558,418) ...................  809,786,406
                                                                                   ------------


    The accompanying notes are an integral part of the financal statements.

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                                      Market
                                                                                      Value ($)
-----------------------------------------------------------------------------------------------
SUMMARY                                                           % OF NET ASSETS
-----------------------------------------------------------------------------------------------
           TOTAL INVESTMENT PORTFOLIO (COST $651,886,418) (a) ....... 100.0         826,114,406
           OTHER ASSETS AND LIABILITIES, NET ........................   0.0              22,307
                                                                      -----         -----------
           NET ASSETS ............................................... 100.0         826,136,713
                                                                      =====         ===========

-----------------------------------------------------------------------------------------------

 *   Nonincome producing security.

(a) At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $651,886,418 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ......................................... $186,762,238

     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value .........................................  (12,534,250)
                                                                                   ------------
     Net unrealized appreciation ................................................. $174,227,988
                                                                                   ============

-----------------------------------------------------------------------------------------------
     Purchases and sales of investment securities, (excluding short-term investments), for the year ended September 30, 1996, aggregated $505,361,929 and $477,699,166, respectively.
-----------------------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100%
     due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.



    The accompanying notes are an integral part of the financal statements.

   FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------
                                                      AARP HIGH         AARP HIGH          AARP GNMA          AARP HIGH
                                                      QUALITY       QUALITY TAX FREE        AND U.S.           QUALITY
SEPTEMBER 30, 1996                                   MONEY FUND        MONEY FUND        TREASURY FUND        BOND FUND
------------------------------------------------------------------------------------------------------------------------
   ASSETS
------------------------------------------------------------------------------------------------------------------------
Investments, at value (for identified cost, see
  accompanying lists of investment portfolios).     $409,711,163      $110,537,355      $4,879,876,835      $521,815,834
Cash ..........................................          615,980            94,688                 713               396
Receivable on investments sold ................               --                --                  --        17,818,066
Dividends and interest receivable .............        1,794,041           544,805          40,856,909         6,387,797
Receivable on Fund shares sold ................        1,798,471           389,494           1,507,742           158,373
Daily variation margin on futures
  contracts (Note 1) ..........................               --                --                  --            32,687
Deferred organization expenses (Note 1) .......               --                --                  --                --
Other assets ..................................            3,624             1,215              46,575             1,968
                                                    ------------      ------------      --------------      ------------
Total assets ..................................      413,923,279       111,567,557       4,922,288,774       546,215,121


------------------------------------------------------------------------------------------------------------------------
   LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Investments purchased (Note 1) ................               --                --                  --        32,903,000
Fund shares redeemed ..........................        1,294,574           151,000           3,738,944           270,184
Dividends payable .............................          144,916            49,223          11,149,116           704,498
Management fee (Note 2) .......................          131,854            35,772           1,674,064           201,910
Transfer and dividend disbursing agent (Note 2)          128,559            24,379             583,890           127,309
Written options, at market (Note 1) ...........               --                --                  --                --
Other accrued expenses ........................           97,183            42,455             702,916           103,054
                                                    ------------      ------------      --------------      ------------
Total liabilities .............................        1,797,086           302,829          17,848,930        34,309,955
------------------------------------------------------------------------------------------------------------------------
Net assets at value ...........................     $412,126,193      $111,264,728      $4,904,439,844      $511,905,166
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net
        investment income .....................     $         --      $         --      $           --      $    176,290
Net unrealized appreciation (depreciation) on:
  Investments .................................         (135,120)               --          (2,427,542)       (4,569,944)
  Futures contracts ...........................               --                --                  --                --
  Options .....................................               --                --                  --                --
  Foreign currency related transactions .......               --                --                  --                --
Accumulated net realized capital gain (loss) ..          (64,326)         (825,973)       (322,435,519)       (8,938,091)
Paid-in capital ...............................      412,325,639       112,090,701       5,229,302,905       525,236,911
------------------------------------------------------------------------------------------------------------------------
Net assets at value ...........................     $412,126,193      $111,264,728      $4,904,439,844      $511,905,166
------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding, $.01
  par value, unlimited number of shares
  authorized. (Note) AARP High Quality Tax
  Free Money Fund has a $.001 par value .......      412,261,312       111,270,214         328,879,292        32,366,706
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption
  price per share .............................     $       1.00      $       1.00      $        14.91      $      15.82
------------------------------------------------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements



-------------------------------------------------------------------------------------------------------
  AARP INSURED         AARP BALANCED           AARP GROWTH           AARP GLOBAL           AARP CAPITAL
TAX FREE GENERAL      STOCK AND BOND           AND INCOME               GROWTH                GROWTH
    BOND FUND              FUND                   FUND                   FUND                  FUND
-------------------------------------------------------------------------------------------------------

$1,740,393,909          $402,737,987         $4,243,236,951          $79,511,244          $826,114,406
        34,236                   505                 19,171                  954                   688
     3,256,885             1,755,752             36,747,825                   --            18,840,209
    22,192,373             2,525,052             12,475,946              136,433               777,228
       344,041               636,205              4,127,346              128,702               451,210

       323,437                    --                     --                   --                    --
            --                21,057                     --               13,013                    --
         4,388                    --                  4,287                   --                 1,395
--------------          ------------         --------------          -----------          ------------
 1,766,549,269           407,676,558          4,296,611,526           79,790,346           846,185,136

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

     6,074,420             3,870,932             72,648,281            1,671,784            18,645,035
     1,258,613               267,646              2,262,116               70,499               711,333
     2,783,961                    --                     --                   --                    --
       691,980               156,076              1,633,200               91,130               404,190
       153,812                65,804                341,417              178,759                99,288
            --                    --                 20,000                   --                    --
       174,261               136,161                723,114              126,196               188,577
--------------          ------------         --------------          -----------          ------------
    11,137,047             4,496,619             77,628,128            2,138,368            20,048,423
-------------------------------------------------------------------------------------------------------
$1,755,412,222          $403,179,939         $4,218,983,398          $77,651,978          $826,136,713
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

$           --          $    535,899         $    7,239,912          $   288,631          $  7,179,969

    78,881,629            41,584,563            961,533,105              982,226           174,227,988
    (1,892,075)                   --                     --                   --                    --
            --                    --                   (801)                  --                    --
            --                   163                (10,386)                (336)                   74
   (10,611,830)            4,039,132            149,472,235              (33,467)           66,173,430
 1,689,034,498           357,020,182          3,100,749,333           76,414,924           578,555,252
-------------------------------------------------------------------------------------------------------
$1,755,412,222          $403,179,939         $4,218,983,398          $77,651,978          $826,136,713
-------------------------------------------------------------------------------------------------------


    98,088,821            22,865,594             96,018,596            5,012,508            19,005,749
-------------------------------------------------------------------------------------------------------

$        17.90          $      17.63         $        43.94          $     15.49          $      43.47
-------------------------------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements

   FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------
                                                            AARP HIGH      AARP HIGH        AARP GNMA       AARP HIGH
YEAR ENDED SEPTEMBER 30, 1996                               QUALITY    QUALITY TAX FREE      AND U.S.        QUALITY
                                                           MONEY FUND     MONEY FUND      TREASURY FUND     BOND FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------

Income:
  Interest ..............................................  $21,267,455     $4,174,016     $ 366,995,391      $35,170,631
  Dividends .............................................           --             --                --               --
                                                           -----------     ----------     -------------      -----------
                                                            21,267,455      4,174,016       366,995,391       35,170,631
  Less foreign taxes withheld ...........................           --             --                --               --
                                                           -----------     ----------     -------------      -----------
                                                            21,267,455      4,174,016       366,995,391       35,170,631
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   EXPENSES
------------------------------------------------------------------------------------------------------------------------
  Management fee (Note 2) ...............................    1,522,929        453,559        21,113,592        2,550,245
  Services to shareholders:
    Transfer and dividend disbursing
      expense (Note 2) ..................................    1,526,580        304,924         7,340,012        1,586,232
    Other expenses ......................................      297,429         37,433         1,801,487          219,955
  Trustees' fees and expenses (Note 2) ..................       19,028         25,712            29,609           29,612
  Shareholder communications ............................      150,104         43,965         1,211,761          173,354
  Legal .................................................       11,258         11,829            11,787            8,672
  Auditing ..............................................       29,100         27,600            67,550           48,950
  Custodian and accounting fees (Note 2) ................       84,436         54,551         1,051,789          139,911
  Registration expenses .................................       61,916         13,885            42,116           16,194
  Amortization of organization expenses
    (Note 1) ............................................           --             --                --               --
  Other .................................................       21,199          9,303           174,069           21,990
                                                           -----------     ----------     -------------      -----------
Total Expenses before reductions ........................    3,723,979        982,761        32,843,772        4,795,115
Expense reductions (Note 2) .............................           --             --                --               --
                                                           -----------     ----------     -------------      -----------
Expenses, net ...........................................    3,723,979        982,761        32,843,772        4,795,115
------------------------------------------------------------------------------------------------------------------------
Net investment income ...................................   17,543,476      3,191,255       334,151,619       30,375,516
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from:
    Investments .........................................        2,595          1,553        23,690,016       (2,756,840)
    Futures contracts (Note 1) ..........................           --             --                --        4,190,615
    Options (Note 1) ....................................           --             --                --         (214,688)
    Foreign currency related transactions
      (Note 1) ..........................................           --             --                --               --
    Net unrealized appreciation (depreciation) on:
      Investments .......................................      355,595             --      (117,084,004)      (7,844,325)
      Futures contracts .................................           --             --                --               --
      Options ...........................................           --             --                --               --
      Foreign currency related transactions .............           --             --                --               --
                                                           -----------     ----------     -------------      -----------
Net gain (loss) on investments ..........................      358,190          1,553       (93,393,988)      (6,625,238)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations .......................................  $17,901,666     $3,192,808     $ 240,757,631      $23,750,278
------------------------------------------------------------------------------------------------------------------------
(a)   The AARP Global Growth Fund commenced operations on February 1, 1996.



     The accompanying notes are an integral part of the financial statements


-------------------------------------------------------------------------------------------------
  AARP INSURED         AARP BALANCED       AARP GROWTH           AARP GLOBAL         AARP CAPITAL
TAX FREE GENERAL      STOCK AND BOND       AND INCOME              GROWTH              GROWTH
    BOND FUND              FUND               FUND                FUND (A)              FUND
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

$ 98,356,689            $ 9,549,607         $ 13,744,132         $  253,066         $  1,040,466
          --              6,619,276          118,199,105            684,211           13,894,916
------------            -----------         ------------         ----------         ------------
  98,356,689             16,168,883          131,943,237            937,277           14,935,382
          --               (126,777)          (1,440,225)           (60,508)            (291,581)
------------            -----------         ------------         ----------         ------------
  98,356,689             16,042,106          130,503,012            876,769           14,643,801
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

   8,665,253              1,560,129           17,423,770            266,155            4,626,894
   1,925,762                724,796            3,850,612            178,759            1,176,990
     308,444                208,777            1,515,869             43,414              435,337
      25,715                 24,005               24,002             15,157               24,009
     336,591                114,481              851,852             23,459              212,913
       7,957                  8,292               18,364              8,015               11,779
      60,000                 33,550               49,000              8,000               46,200
     344,648                132,564              740,183            121,145              189,744
      33,718                 19,409              187,847             59,009                7,837
          --                  8,926                   --              1,995                   --
      64,193                  8,886               94,181              1,212               19,991
------------            -----------         ------------         ----------         ------------
  11,772,281              2,843,815           24,755,680            726,320            6,751,694

          --                     --                   --           (175,025)                  --
------------            -----------         ------------         ----------         ------------
  11,772,281              2,843,815           24,755,680            551,295            6,751,694
-------------------------------------------------------------------------------------------------
  86,584,408             13,198,291          105,747,332            325,474            7,892,107
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  15,073,015              4,984,143          161,815,047            (33,467)          71,644,200
   3,404,797                 34,436                   --                 --                   --
          --                     --                   --                 --                   --

          --                334,451             (411,014)           (36,843)             (38,602)

  (1,155,352)            20,509,469          381,330,506            982,226           32,512,381

  (1,262,186)                 3,391                   --                 --                   --

          --                     --                 (801)                --                   --
          --               (159,786)             (16,214)              (336)               4,863
------------            -----------         ------------         ----------         ------------
  16,060,274             25,706,104          542,717,524            911,580          104,122,842
-------------------------------------------------------------------------------------------------

$102,644,682            $38,904,395         $648,464,856         $1,237,054         $112,014,949
-------------------------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                             AARP HIGH                       AARP HIGH
                                                              QUALITY                     QUALITY TAX FREE
                                                             MONEY FUND                      MONEY FUND
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------
                                                             Years Ended                      Years Ended
                                                               Sept. 30,                        Sept. 30,
                                                        1996             1995             1996            1995
                                                   -------------    -------------    ------------    ------------
Operations:
  Net investment income ........................   $  17,543,476    $  18,316,417    $  3,191,255    $  3,691,193
  Net realized gain (loss) from:
    Investments ................................           2,595           (2,594)          1,553          (5,140)
    Futures contracts ..........................              --               --              --              --
    Options ....................................              --               --              --              --
    Foreign currency related transactions ......              --               --              --              --
  Net unrealized appreciation (depreciation) on:
    Investments ................................         355,595         (235,013)             --              --
    Futures contracts ..........................              --               --              --              --
    Options ....................................              --               --              --              --
    Foreign currency related transactions ......              --               --              --              --
                                                   -------------    -------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations ...............................      17,901,666       18,078,810       3,192,808       3,686,053
                                                   -------------    -------------    ------------    ------------
Distributions to shareholders:
  Net investment income ........................     (17,543,476)     (18,316,417)     (3,191,255)     (3,691,193)
  Net realized gains ...........................              --               --              --              --
  Tax return of capital ........................              --               --              --              --
                                                   -------------    -------------    ------------    ------------
                                                     (17,543,476)     (18,316,417)     (3,191,255)     (3,691,193)
                                                   -------------    -------------    ------------    ------------
Fund share transactions:
  Proceeds from sale of shares .................     370,605,211      405,381,235      30,976,787      41,129,795
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................      15,692,224       16,274,697       2,545,162       2,929,152
  Cost of shares redeemed ......................    (358,425,484)    (370,960,332)    (42,004,745)    (53,717,481)
                                                   -------------    -------------    ------------    ------------
Net increase (decrease) in net assets from Fund
  share transactions ...........................      27,871,951       50,695,600      (8,482,796)     (9,658,534)
                                                   -------------    -------------    ------------    ------------
Increase (decrease) in net assets ..............      28,230,141       50,457,993      (8,481,243)     (9,663,674)

Net assets at beginning of period ..............     383,896,052      333,438,059     119,745,971     129,409,645
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ................   $ 412,126,193    $ 383,896,052    $111,264,728    $119,745,971
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ......     384,389,361      333,693,761     119,753,010     129,411,544
                                                   -------------    -------------    ------------    ------------
  Shares sold ..................................     370,605,211      405,381,235      30,976,787      41,129,795
  Shares issued to shareholders in
    reinvestment of  distributions .............      15,692,224       16,274,697       2,545,162       2,929,152
  Shares redeemed ..............................    (358,425,484)    (370,960,332)    (42,004,745)    (53,717,481)
                                                   -------------    -------------    ------------    ------------
Net increase (decrease) in Fund shares .........      27,871,951       50,695,600      (8,482,796)     (9,658,534)
                                                   -------------    -------------    ------------    ------------
Shares outstanding at end of period ............     412,261,312      384,389,361     111,270,214     119,753,010
------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income ....................   $          --    $          --    $         --    $         --


    The accompanying notes are an integral part of the financial statements

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
             AARP GNMA                      AARP HIGH                   AARP INSURED                   AARP BALANCED
             AND U.S.                        QUALITY                  TAX FREE GENERAL                 STOCK AND BOND
           TREASURY FUND                    BOND FUND                    BOND FUND                          FUND
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
            Years Ended                      Years Ended                     Years Ended                    Years Ended
             Sept. 30,                         Sept. 30,                       Sept. 30,                      Sept. 30,
      1996              1995             1996           1995              1996            1995            1996           1995
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

$  334,151,619   $   358,090,095   $  30,375,516   $  32,695,491   $   86,584,408   $   91,515,925   $ 13,198,291   $  8,110,687

    23,690,016       (68,679,536)     (2,756,840)      6,264,433       15,073,015        1,141,498      4,984,143      2,922,966
            --                --       4,190,615         462,444        3,404,797      (22,927,127)        34,436         66,437
            --                --        (214,688)             --               --               --             --             --
            --                --              --              --               --               --        334,451         (8,944)

  (117,084,004)      224,571,191      (7,844,325)     25,349,000       (1,155,352)     102,468,526     20,509,469     20,344,202
            --                --              --        (235,464)      (1,262,186)        (843,714)         3,391         (3,391)
            --                --              --              --               --               --             --             --
            --                --              --              --               --               --       (159,786)       159,949
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

   240,757,631       513,981,750      23,750,278      64,535,904      102,644,682      171,355,108     38,904,395     31,591,906
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

  (334,151,619)     (347,262,513)    (30,375,516)    (32,238,660)     (86,584,408)     (91,515,925)   (12,975,460)    (7,923,700)
            --                --              --              --               --               --     (3,378,368)      (479,306)
            --       (10,827,582)             --              --               --               --             --             --
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
  (334,151,619)     (358,090,095)    (30,375,516)    (32,238,660)     (86,584,408)     (91,515,925)   (16,353,828)    (8,403,006)
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

   346,027,868       313,574,493      64,115,868      38,133,943      124,978,818      128,807,008    164,077,214     82,046,020

   193,739,502       209,361,883      21,458,457      22,872,960       52,441,004       56,102,941     14,941,233      7,595,827
  (793,984,012)   (1,012,262,747)   (100,466,218)   (127,867,757)    (245,115,196)    (371,972,763)   (45,596,030)   (41,121,662)
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

  (254,216,642)     (489,326,371)    (14,891,893)    (66,860,854)     (67,695,374)    (187,062,814)   133,422,417     48,520,185
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
  (347,610,630)     (333,434,716)    (21,517,131)    (34,563,610)     (51,635,100)    (107,223,631)   155,972,984     71,709,085

 5,252,050,474     5,585,485,190     533,422,297     567,985,907    1,807,047,322    1,914,270,953    247,206,955    175,497,870
---------------------------------------------------------------------------------------------------------------------------------
$4,904,439,844   $ 5,252,050,474   $ 511,905,166   $ 533,422,297   $1,755,412,222   $1,807,047,322   $403,179,939   $247,206,955
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

   345,829,087       379,121,168      33,312,382      37,734,181      101,872,669      113,066,680     15,074,610     11,983,629
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
    22,947,708        21,222,249       4,006,214       2,475,377        6,963,608        7,482,591      9,582,056      5,336,478

    12,859,585        14,034,160       1,341,850       1,481,640        2,918,782        3,261,074        873,110        497,020
   (52,757,088)      (68,548,490)     (6,293,740)     (8,378,816)     (13,666,268)     (21,937,646)    (2,664,182)    (2,742,517)
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
   (16,949,795)      (33,292,081)       (945,676)     (4,421,799)      (3,783,878)     (11,193,981)     7,790,984      3,090,981
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
   328,879,292       345,829,087      32,366,706      33,312,382       98,088,821      101,872,699     22,865,594     15,074,610
---------------------------------------------------------------------------------------------------------------------------------

$           --   $            --   $     176,290   $     304,913   $           --   $           --   $    535,899   $    321,966


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                             AARP GROWTH             AARP GLOBAL                 AARP CAPITAL
                                                             AND INCOME                GROWTH                       GROWTH
                                                                FUND                    FUND                         FUND
-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Years Ended            For the Period               Years Ended
                                                              Sept. 30,          February 1, 1996 (b) to          Sept. 30,
                                                       1996              1995     September 30, 1996      1996             1995
                                                  --------------   -------------- ------------------  -------------   -------------
Operations:
  Net investment income ........................  $  105,747,332   $   83,288,031     $   325,474     $   7,892,107   $   6,448,989
  Net realized gain (loss) from:
    Investments ................................     161,815,047       82,525,735         (33,467)       71,644,200       3,854,142
    Futures contracts ..........................              --               --              --                --              --
    Options ....................................              --               --              --                --              --
    Foreign currency related transactions ......        (411,014)          23,310         (36,843)          (38,602)        (49,230)
  Net unrealized appreciation (depreciation) on:
    Investments ................................     381,330,506      331,251,054         982,226        32,512,381     124,391,488
    Futures contracts ..........................              --               --              --                --              --
    Options ....................................            (801)              --              --                --              --
    Foreign currency related transactions ......         (16,214)           5,828            (336)            4,863          (4,789)
                                                  --------------   --------------     -----------     -------------   -------------

Net increase (decrease) in net assets resulting
   from operations .............................     648,464,856      497,093,958       1,237,054       112,014,949     134,640,600
                                                  --------------   --------------     -----------     -------------   -------------

Distributions to shareholders:
  Net investment income ........................    (102,016,492)     (81,086,105)             --        (7,038,882)       (216,094)
  Net realized gains ...........................     (67,064,704)     (85,015,819)             --        (9,204,690)    (13,160,374)
  Tax return of capital ........................              --               --              --                --              --
                                                  --------------   --------------     -----------     -------------   -------------
                                                    (169,081,196)    (166,101,924)             --       (16,243,572)    (13,376,468)
                                                  --------------   --------------     -----------     -------------   -------------
Fund share transactions:
  Proceeds from sale of shares .................     960,952,133      589,883,371      82,274,150       133,269,510      68,276,671
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................     153,099,566      149,554,221              --        15,425,567      12,786,953

  Cost of shares redeemed ......................    (380,970,538)    (376,048,965)     (5,860,726)     (110,338,687)   (193,118,723)
                                                  --------------   --------------     -----------     -------------   -------------
Net increase (decrease) in net assets from Fund
  share transactions ...........................     733,081,161      363,388,627      76,413,424        38,356,390    (112,055,099)
                                                  --------------   --------------     -----------     -------------   -------------
Increase (decrease) in net assets ..............   1,212,464,821      694,380,661      77,650,478       134,127,767       9,209,033

Net assets at beginning of period ..............   3,006,518,577    2,312,137,916           1,500       692,008,946     682,799,913
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ................  $4,218,983,398   $3,006,518,577     $77,651,978     $ 826,136,713   $ 692,008,946
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......      78,371,684       67,740,274             100        18,041,977      21,513,985
                                                  --------------   --------------     -----------     -------------   -------------
  Shares sold ..................................      23,131,229       17,103,571       5,395,570         3,299,011       2,055,946
  Shares issued to shareholders in
    reinvestment of  distributions .............       3,734,230        4,523,324              --           400,664         424,681
  Shares redeemed ..............................      (9,218,547)     (10,995,485)       (383,162)       (2,735,903)     (5,952,635)
                                                  --------------   --------------     -----------     -------------   -------------
Net increase (decrease) in Fund shares .........      17,646,912       10,631,410       5,012,408           963,772      (3,472,008)
                                                  --------------   --------------     -----------     -------------   -------------
Shares outstanding at end of period ............      96,018,596       78,371,684       5,012,508        19,005,749      18,041,977
-----------------------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
    net investment income ......................  $    7,239,912   $    6,072,468     $   288,631     $   7,179,969   $   6,365,346
(b) Commencement of Operations



    The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
     AARP HIGH QUALITY MONEY FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                   ---------------------------------------------------
                                                                     1996      1995      1994      1993      1992
                                                                   ---------------------------------------------------
Net asset value, beginning of period .........................      $1.000    $1.000    $1.000    $1.000    $1.000
                                                                   ---------------------------------------------------
    Net investment income ....................................        .045      .049      .028      .021      .040
    Distributions from net investment income .................       (.045)    (.049)    (.028)    (.021)    (.040)(a)
                                                                   ---------------------------------------------------
Net asset value, end of period ...............................      $1.000    $1.000    $1.000    $1.000    $1.000
                                                                   ---------------------------------------------------
TOTAL RETURN (%) (b) .........................................        4.62      4.99      2.84      2.13      4.12
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .......................         412       384       333       254       323
Ratio of operating expenses, net to average net assets (%)            .963      .978     1.125     1.312     1.151
Ratio of operating expenses before expense reductions,
    to average net assets (%) ................................        .963      .978     1.125     1.312     1.190
Ratio of net investment income to average net assets (%) .....       4.535     4.887     2.889     2.123     3.613


(a) Includes approximately $.005 per share of net realized short-term capital gains.

(b) Total returns would have been lower had certain expenses not been reduced.


--------------------------------------------------------------------------------
     AARP HIGH QUALITY TAX FREE MONEY FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                YEARS ENDED SEPTEMBER 30,
                                                                  -------------------------------------------------
                                                                    1996      1995      1994      1993      1992
                                                                  -------------------------------------------------
Net asset value, beginning of period .......................       $1.000    $1.000    $1.000    $1.000    $1.000
                                                                  -------------------------------------------------
    Net investment income ..................................         .028      .029      .017      .016      .026
    Distributions from net investment income ...............        (.028)    (.029)    (.017)    (.016)    (.026)
                                                                  -------------------------------------------------
Net asset value, end of period .............................       $1.000    $1.000    $1.000    $1.000    $1.000
                                                                  -------------------------------------------------
TOTAL RETURN (%) (a) .......................................         2.80      2.99      1.76      1.62      2.58
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .....................          111       120       129       134       127
Ratio of operating expenses, net to average net assets (%)            .85       .87       .90       .93       .95
Ratio of operating expenses before expense reductions,
    to average net assets (%) ..............................          .85       .87       .91      1.15      1.13
Ratio of net investment income to average net assets (%) ...         2.77      2.94      1.75      1.60      2.54

(a) Total returns would have been lower had certain expenses not been reduced.

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
    AARP GNMA AND U.S. TREASURY FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                   ------------------------------------------------------
                                                                     1996       1995       1994       1993       1992
                                                                   ------------------------------------------------------
Net asset value, beginning of period .....................          $15.19     $14.73     $15.96     $16.19     $15.72
                                                                   ------------------------------------------------------
Income from investment operations:
    Net investment income ................................             .99       1.01        .93       1.15       1.22
    Net realized and unrealized gain (loss) on investments            (.28)       .46      (1.23)      (.23)       .47
                                                                   ------------------------------------------------------
Total from investment operations .........................             .71       1.47       (.30)       .92       1.69
                                                                   ------------------------------------------------------
Less distributions:
    Net investment income ................................            (.99)      (.98)      (.93)     (1.15)     (1.22)
    Tax return of capital ................................              --       (.03)        --         --         --
                                                                   ------------------------------------------------------
Total distributions ......................................            (.99)     (1.01)      (.93)     (1.15)     (1.22)
                                                                   ------------------------------------------------------
Net asset value, end of period ...........................          $14.91     $15.19     $14.73     $15.96     $16.19
                                                                   ------------------------------------------------------
TOTAL RETURN (%) .........................................            4.79      10.31      (1.90)      5.89      11.19
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................           4,904      5,252      5,585      6,712      5,232
Ratio of operating expenses to average net assets (%)                  .64        .67        .66        .70        .72
Ratio of net investment income to average net assets (%) .            6.55       6.77       6.09       7.15       7.69
Portfolio turnover rate (%) ..............................           83.44      70.35     114.54     105.49      74.33



--------------------------------------------------------------------------------
    AARP HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                 ----------------------------------------------------------
                                                                   1996        1995        1994        1993        1992
                                                                 ----------------------------------------------------------
Net asset value, beginning of period .....................        $16.01      $15.05      $17.19      $16.44      $15.71
                                                                 ----------------------------------------------------------
Income from investment operations:
    Net investment income ................................           .92         .94         .85         .93        1.03
    Net realized and unrealized gain (loss) on investments          (.19)        .95       (1.76)        .93         .73
                                                                 ----------------------------------------------------------
Total from investment operations .........................           .73        1.89        (.91)       1.86        1.76
                                                                 ----------------------------------------------------------
Less distributions:
    Net investment income ................................          (.92)       (.93)       (.85)       (.93)      (1.03)
    Net realized gains on investments ....................            --          --          --        (.18)         --
    In excess of net realized gains on investments .......            --          --        (.38)         --          --
                                                                 ----------------------------------------------------------
Total distributions ......................................          (.92)       (.93)      (1.23)      (1.11)      (1.03)
                                                                 ----------------------------------------------------------
Net asset value, end of period ...........................        $15.82      $16.01      $15.05      $17.19      $16.44
                                                                 ----------------------------------------------------------
TOTAL RETURN (%) .........................................          4.59       12.98       (5.55)      11.88       11.56
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................           512         533         568         604         384
Ratio of operating expenses to average net assets (%)                .91         .95         .95        1.01        1.13
Ratio of net investment income to average net assets (%) .          5.76        6.13        5.31        5.64        6.40
Portfolio turnover rate (%) ..............................        169.96      201.07       63.75      100.98       63.00


--------------------------------------------------------------------------------
    AARP INSURED TAX FREE GENERAL BOND FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                             YEARS ENDED SEPTEMBER 30,
                                                                   ---------------------------------------------
                                                                     1996     1995     1994     1993     1992
                                                                   ---------------------------------------------
Net asset value, beginning of period .....................          $17.74   $16.93   $19.00   $17.88   $17.30
                                                                   ---------------------------------------------
Income from investment operations:
    Net investment income ................................             .87      .87      .86      .90      .93
    Net realized and unrealized gain (loss) on investments             .16      .81    (1.67)    1.55      .75
                                                                   ---------------------------------------------
Total from investment operations .........................            1.03     1.68     (.81)    2.45     1.68
                                                                   ---------------------------------------------
Less distributions:
    Net investment income ................................            (.87)    (.87)    (.86)    (.90)    (.93)
    Net realized gains on investments ....................              --       --     (.34)    (.43)    (.17)
    In excess of net realized gains on investments .......              --       --     (.06)      --       --
                                                                   ---------------------------------------------
Total distributions ......................................            (.87)    (.87)   (1.26)   (1.33)   (1.10)
                                                                   ---------------------------------------------
Net asset value, end of period ...........................          $17.90   $17.74   $16.93   $19.00   $17.88
                                                                   ---------------------------------------------
TOTAL RETURN (%) .........................................            5.88    10.21    (4.48)   14.31    10.01
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................           1,755    1,807    1,914    2,087    1,487
Ratio of operating expenses to average net assets (%)                  .66      .69      .68      .72      .74
Ratio of net investment income to average net assets (%) .            4.83     5.06     4.80     4.90     5.31
Portfolio turnover rate (%) ..............................           18.69    17.45    38.39    47.96    62.45


--------------------------------------------------------------------------------
    AARP BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                         FOR THE PERIOD
                                                            YEARS ENDED SEPTEMBER 30,  FEBRUARY 1, 1994 (a)
                                                            -------------------------    TO SEPTEMBER 30,
                                                               1996           1995             1994
                                                            -------------------------  --------------------
Net asset value, beginning of period .....................    $16.40         $14.64           $15.00
                                                             ----------------------------------------------
Income from investment operations:
    Net investment income ................................       .66            .61              .25
    Net realized and unrealized gain (loss) on investments      1.44           1.79             (.37)(b)
                                                             ----------------------------------------------
Total from investment operations .........................      2.10           2.40             (.12)
                                                             ----------------------------------------------
Less distributions:
    Net investment income ................................      (.66)          (.60)            (.24)
    Net realized gains on investments ....................      (.21)          (.04)              --
                                                             ----------------------------------------------
Total distributions ......................................      (.87)          (.64)            (.24)
                                                             ----------------------------------------------
Net asset value, end of period ...........................    $17.63         $16.40           $14.64
                                                             ----------------------------------------------
TOTAL RETURN (%) .........................................     13.08          16.80             (.78)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................       403            247              175
Ratio of operating expenses to average net assets (%)            .88           1.01             1.31(e)
Ratio of net investment income to average net assets (%) .      4.09           4.12             3.58(e)
Portfolio turnover rate (%) ..............................     35.22          63.77            49.32(e)
Average commission rate paid (c) .........................    $.0549         $   --           $   --

(a)Commencement of operations
(b)The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values during the period.
(c)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(d)Not Annualized        (e) Annualized

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
    AARP GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                 YEARS ENDED SEPTEMBER 30,
                                                                     ------------------------------------------------
                                                                       1996     1995      1994      1993      1992
                                                                     ------------------------------------------------
Net asset value, beginning of period .....................            $38.36   $34.13    $32.91    $28.67    $26.97
                                                                     ------------------------------------------------
Income from investment operations:
    Net investment income ................................              1.17     1.11       .94       .83       .97
    Net realized and unrealized gain on investments ......              6.40     5.44      1.62      4.58      2.11
                                                                     ------------------------------------------------
Total from investment operations .........................              7.57     6.55      2.56      5.41      3.08
                                                                     ------------------------------------------------
Less distributions from:
    Net investment income ................................             (1.15)   (1.09)    (1.13)     (.87)     (.90)
    Net realized gains on investments ....................              (.84)   (1.23)     (.21)     (.30)     (.48)
                                                                     ------------------------------------------------
Total distributions ......................................             (1.99)   (2.32)    (1.34)    (1.17)    (1.38)
                                                                     ------------------------------------------------
Net asset value, end of period ...........................            $43.94   $38.36    $34.13    $32.91    $28.67
                                                                     ------------------------------------------------
TOTAL RETURN (%) .........................................             20.20    20.43      7.99     19.38     11.59
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................             4,219    3,007     2,312     1,560       748
Ratio of operating expenses to average net assets (%)                    .69      .72       .76       .84       .91
Ratio of net investment income to average net assets (%) .              2.94     3.28      3.00      3.08      3.84
Portfolio turnover rate (%) ..............................             25.02    31.26     31.82     17.44     36.40
Average commission rate paid (a) .........................            $.0542   $   --    $   --    $   --    $   --


(a)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.


--------------------------------------------------------------------------------
    AARP GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                     FOR THE PERIOD
                                                                                    FEBRUARY 1, 1996
                                                                                     (COMMENCEMENT)
                                                                                     OF OPERATIONS)
                                                                                 TO SEPTEMBER 30, 1996
                                                                                 ---------------------
Net asset value, beginning of period ...........................................         $15.00
                                                                                         ------
Income from investment operations:
    Net investment income ......................................................            .06
    Net realized and unrealized gain (loss) on investments .....................            .43
                                                                                         ------
Total from investment operations ...............................................            .49
                                                                                         ------
Net asset value, end of period .................................................         $15.49
                                                                                         ------
TOTAL RETURN (%) (a) ...........................................................           3.27(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .........................................             78
Ratio of operating expenses, net to average net assets (%) .....................           1.75(d)
Ratio of operating expenses before expense reductions, to average net assets (%)           2.31(d)
Ratio of net investment income to average net assets (%) .......................           1.03(d)
Portfolio turnover rate (%) ....................................................          12.56(d)
Average commission rate paid (b) ...............................................         $.0150


(a)Total returns would have been lower had certain expenses not been reduced.
(b)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(c)Not Annualized     (d) Annualized


--------------------------------------------------------------------------------
    AARP CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                    YEARS ENDED SEPTEMBER 30,
                                                                   --------------------------------------------------------
                                                                     1996        1995        1994       1993       1992
                                                                   --------------------------------------------------------
Net asset value, beginning of period .....................          $38.36      $31.74      $36.20    $ 30.30     $30.23
                                                                   --------------------------------------------------------
Income from investment operations:
    Net investment income ................................             .42         .36         .00        .06        .15
    Net realized and unrealized gain (loss) on investments            5.59        6.91       (1.51)      7.19       1.09
                                                                   --------------------------------------------------------
Total from investment operations .........................            6.01        7.27       (1.51)      7.25       1.24
                                                                   --------------------------------------------------------
Less distributions from:
    Net investment income ................................            (.39)       (.01)       (.05)      (.14)      (.23)
    Net realized gains on investments ....................            (.51)       (.64)      (2.90)     (1.21)      (.94)
                                                                   --------------------------------------------------------
Total distributions ......................................            (.90)       (.65)      (2.95)     (1.35)     (1.17)
                                                                   --------------------------------------------------------
Net asset value, end of period ...........................          $43.47      $38.36      $31.74    $ 36.20     $30.30
                                                                   --------------------------------------------------------
TOTAL RETURN (%) .........................................           15.97       23.47       (4.70)     24.53       3.94
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................             826         692         683        607        424
Ratio of operating expenses to average net assets (%)                  .90         .95         .97       1.05       1.13
Ratio of net investment income to average net assets (%) .            1.05        1.00         .02        .22        .61
Portfolio turnover rate (%) ..............................           64.84       98.44       79.65     100.63      89.20
Average commission rate paid (a) .........................          $.0614      $   --      $   --    $    --     $   --

(a)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

NOTES TO FINANCIAL STATEMENT

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

     The AARP Cash Investment Funds, consisting of the AARP High Quality Money Fund, the AARP Income Trust, consisting of the AARP GNMA and U.S. Treasury Fund and the AARP High Quality Bond Fund, the AARP Tax Free Income Trust, consisting of the AARP High Quality Tax Free Money Fund, and the AARP Insured Tax Free General Bond Fund, and the AARP Growth Trust, consisting of the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund, and the AARP Capital Growth Fund are each Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. All funds are diversified. The AARP Cash Investment Funds, has one series, the AARP Growth Trust has four series and each of the other Trusts have two series. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series.

     The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the funds in preparation of their financial statements.

     A. SECURITY VALUATION. The AARP High Quality Money Fund uses the penny rounding method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, securities for which market quotations are readily available and which have remaining maturities of sixty-one days or more from the date of valuation are valued at the mean between the over-the-counter bid and asked prices by an independent registered broker/dealer. On the sixtieth day prior to maturity and thereafter until maturity, securities originally purchased with more than sixty days remaining to maturity are valued at amortized cost calculated daily, based upon the market valuation of the securities on the sixty-first day prior to maturity. The AARP High Quality Tax Free Money Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market. Security valuation with respect to each of the remaining funds is performed in the following manner:

     Common and preferred stocks traded on U.S. or foreign securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there is no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Unlisted securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used.

     Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

     Short-term investments with remaining maturities of 60 days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

     The value of all other securities is determined in good faith under the direction of the Trustees.

     B. REPURCHASE AGREEMENTS. The AARP High Quality Money Fund, AARP Growth Funds and AARP GNMA and U.S. Treasury Fund regularly invest in repurchase agreements. Each of the AARP funds may enter into repurchase agreements with selected banks and broker/dealers whereby each fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the underlying collateral, is equal to at least 101% of the resale price.


     C. FUTURES CONTRACTS. Each of the funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, and AARP Global Growth Fund may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the AARP Balanced Stock and Bond Fund sold interest rate futures as a temporary substitute for selling selected investments. Also, during the period, the AARP High Quality Bond Fund and the AARP Insured Tax Free General Bond Fund purchased and sold interest rate futures to hedge against declines in the value of portfolio securities.

     Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

     Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

     D. OPTIONS. Each of the Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, and the AARP Global Growth Fund may enter into options on futures contracts and may also (except for the Insured Tax Free General Bond Fund) write covered call options. Each of the Funds in the AARP Growth Trust may purchase put and call options on stock indices. In an option contract, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the AARP Growth and Income Fund and the AARP High Quality Bond Fund wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets. Also, during the period, the AARP High Quality Bond Fund purchased call options on securities as a temporary substitute for purchasing selected investments and the AARP Insured Tax Free General Bond Fund purchased put options on futures as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between

NOTES TO FINANCIAL STATEMENTS

the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

     E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Funds in the AARP Growth Trust, in connection with portfolio purchases and sales of securities denominated in a foreign currency, may enter into forward foreign currency exchange contracts ("forward contracts"). Additionally, from time to time, each fund may enter into contracts to hedge certain foreign currency denominated assets. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Balanced Stock and Bond Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets. Also, during the period, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund and the AARP Global Growth Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

     Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

     Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

     F. FOREIGN CURRENCY TRANSLATIONS. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     G. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. Premium on securities purchased by the AARP Tax Free Income Trust is amortized on an effective yield basis over the life of the security.

     Each Fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     H. FEDERAL INCOME TAXES. Each of the Funds is treated as a single entity for federal income tax purposes. It is the policy of each fund to comply with the requirements of the Internal Revenue Code as amended which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

     I. DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of each fund is declared as a dividend to shareholders. The dividends from AARP High Quality Money Fund and each of the funds in the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. The dividends from AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund are declared and paid quarterly. The dividends from AARP Global Growth Fund and AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains from securities transactions for each fund which are in excess of any available capital loss carryforwards, would be taxable to the fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund may take into account realized gains and losses on the sales of securities in its daily distributions. An additional distribution may be made by each fund to the extent necessary to avoid the payment of a four percent federal excise tax.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, REIT and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     J. EXPENSES. Each Fund is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the funds.

     K. ORGANIZATION COST. Costs incurred by the AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund in connection with its organization and initial registration of shares have been deferred and are being

NOTES TO FINANCIAL STATEMENTS

amortized on a straight-line basis over a five-year period.

     L. PORTFOLIO INSURANCE. The cost of premiums paid by the AARP Insured Tax Free General Bond Fund for insurance, which covers individual securities, is non-cancellable and runs the life of such securities, is added to the cost basis of such securities. This insurance provides for the timely payment of principal and interest on these securities when due and protects the fund against loss from default by the Municipal issuer. It does not protect the investor from losses due to changes in market values.

     M. SECURITIES PURCHASED ON A FORWARD DELIVERY OR WHEN-ISSUED BASIS. The AARP High Quality Money Fund, each of the funds in the AARP Income Trust and AARP Tax Free Income Trust, and AARP Balanced Stock and Bond Fund may purchase securities on a forward delivery or when-issued basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the fund and no interest accrues to the fund.

NOTE 2. MANAGEMENT FEE AND OTHER RELATED TRANSACTIONS.

     Under the investment management and advisory agreement (the "Management Agreement") between each Trust and Scudder, Stevens & Clark, Inc. (the "Fund Manager") the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets"). Each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds. The Annual Base Fee is calculated as follows: .35%, of the first $2.0 billion of such assets, .33% of the next $2.0 billion of such assets, .30% of the next $2.0 billion of such assets, .28% of the next $2.0 billion of such assets, .26% of the next $3.0 billion of such assets, .25% of the next $3.0 billion of such assets, .24% of such assets thereafter.

     In addition to the Base Fee Rate, each Fund agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund. The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each fund: .10% for AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund; .12% for AARP GNMA and U.S. Treasury Fund; .19% for AARP High Quality Bond Fund, AARP Insured Tax Free General Bond Fund, AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund; .55% for AARP Global Growth Fund; .32% for AARP Capital Growth Fund. The amount for each fund is shown in the Statement of Operations as Management Fee.

     As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

     The Management Agreement also provides that the Fund Manager will reimburse the funds for annual expenses in excess of the lowest state limitations imposed, exclusive of taxes, brokerage commissions, interest and extraordinary expenses. The Fund Manager agreed to maintain the annualized expenses of the

AARP High Quality Tax Free Money Fund at not more than 0.90% of average daily net assets until February 1, 1996. Effective February 1, 1996, the Fund Manager agreed to maintain the annualized expenses of the AARP Global Growth Fund at not more than 1.75% of average net assets until January 1, 1997. The amount of expenses reimbursed by the Fund Manager, if any, for each fund has been shown in the Statement of Operations as Expense Reductions.

     Each Trust has a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each fund has been shown in the Statement of Operations as Transfer and Dividend Disbursing Expense.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of AARP Growth and Income Fund, AARP Global Growth Fund and AARP Capital Growth Fund. For the year ended September 30, 1996, the amount charged to the Funds by SFAC aggregated $266,385, $43,116, and $103,618, respectively, of which $23,261, $43,116, and
$8,132, respectively, is unpaid at September 30, 1996. Effective October 6, 1995, for AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund; October 10, 1995, for AARP High Quality Bond Fund; October 20, 1995, for AARP Balanced Stock and Bond Fund; November 10, 1995, for AARP GNMA and U.S. Treasury Fund; and November 13, 1995 for AARP Insured Tax Free General Bond Fund, SFAC assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records. For the period ended September 30, 1996, the amount charged to the Funds by SFAC aggregated $48,622, $30,620, $84,969, $76,639, $480,771 and $150,802,
respectively, of which $4,253, $2,552, $6,867, $7,197, $41,759, and $14,015, respectively, is unpaid at September 30, 1996.

     Each fund pays each Trustee not affiliated with Scudder or AARP $2,000 annually, $270 for each Trustees' meeting, $200 for each audit committee meeting attended, and $100 for other committee meetings, plus expenses, subject to certain maximums per Trustee for meetings held jointly with other funds. The amount for each fund has been shown in the Statement of Operations as Trustees' fees and expenses.

REPORT OF INDEPENDENT ACCOUNTANTS





     To The Trustees and Shareholders of
     AARP Cash Investment Funds, AARP Income Trust,
     AARP Tax Free Income Trust and
     AARP Growth Trust

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the AARP Cash Investment Funds, the AARP Income Trust, the AARP Tax Free Income Trust and the AARP Growth Trust (hereafter referred to as the "Trusts") at September 30, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally acepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mistatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


     Price Waterhouse LLP
     Boston, Massachusetts
     November 14, 1996

      SHAREHOLDER MEETING RESULTS


A Special Meeting of Shareholders of the AARP Funds was held on Friday, September 13, 1996, at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts. The four matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1.      The election of 15 Trustees to hold office until their respective successors shall have been duly elected and qualified.

                                               AARP Cash Investment Funds                   AARP Tax Free Income Trust
                  Trustee:                         Number of Votes:                               Number of Votes:
                  --------                     --------------------------                   --------------------------

                                                                      Broker                                       Broker
                                          For         Withheld      Non-Votes*         For         Withheld      Non-Votes*
                                          ---         --------      ----------         ---         --------      ----------
         Carole L. Anderson             216,925,576     4,141,954        0           118,843,284     1,685,682        0
         Adelaide Attard                216,799,827     4,267,703        0           118,848,543     1,680,422        0
         Cyril F. Brickfield            216,472,867     4,594,663        0           118,796,747     1,732,219        0
         Robert N. Butler               216,701,084     4,366,446        0           118,708,693     1,820,273        0
         Esther Canja                   216,468,497     4,599,032        0           118,748,570     1,780,396        0
         Linda C. Coughlin              216,720,499     4,347,030        0           118,827,130     1,701,836        0
         Horace B. Deets                216,374,353     4,693,177        0           118,593,830     1,935,136        0
         Edgar R. Fiedler               216,731,994     4,335,536        0           118,935,082     1,593,884        0
         Cuyler W. Findlay              216,855,762     4,211,767        0           118,850,091     1,678,875        0
         Eugene P. Forrester            216,656,850     4,410,680        0           118,850,506     1,678,460        0
         Wayne F. Haefer                216,955,003     4,112,526        0           118,951,350     1,577,615        0
         George L. Maddox, Jr.          216,846,314     4,221,215        0           118,751,209     1,777,757        0
         Robert J. Myers                216,694,683     4,372,846        0           118,604,347     1,924,619        0
         James H. Schulz                216,926,200     4,138,329        0           118,964,697     1,564,268        0
         Gordon Shillinglaw             216,705,519     4,362,010        0           118,767,221     1,761,745        0

2. Ratification or rejection of the action taken by the Board of Trustees in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending September 30, 1997.

                        AARP Cash Investment Funds                                   AARP Tax Free Income Trust
                              Number of  Votes:                                            Number of Votes:
                        --------------------------                                   --------------------------

                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           215,375,499   1,703,689     3,988,341        0              117,630,211      531,450      2,367,304        0


3.      Approval or disapproval of Amended and Restated Declarations of Trust.

                        AARP Cash Investment Funds                                   AARP Tax Free Income Trust
                               Number of  Votes:                                           Number of Votes:
                        --------------------------                                   --------------------------
                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           202,397,479  10,317,597    8,352,452         0              110,916,660    4,866,055      4,727,112      19,138


4.      Approval or disapproval of modifications to the current fundamental diversification policies.#

                       AARP High Quality Money Fund                            AARP High Quality Tax Free Money Fund
                               Number of Votes:                                            Number of Votes:
                        --------------------------                             -------------------------------------
                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           205,891,068      6,861,270    8,315,191       0                55,243,653      1,670,969    2,157,905       0

-----------------------------------------------------------------------------------------------------------------------------------
*   Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

#   For Shareholders of the AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund only.

      SHAREHOLDER MEETING RESULTS



A Special Meeting of Shareholders of the AARP Funds was held on Friday, September 13, 1996, at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts. The three matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1.      The election of 15 Trustees to hold office until their respective successors shall have been duly elected and qualified.

                                                  AARP Income Trust                            AARP Growth Trust
                  Trustee:                         Number of Votes:                             Number of Votes:
                  --------              ------------------------------------         -------------------------------------
                                                                      Broker                                       Broker
                                            For         Withheld    Non-Votes*         For         Withheld      Non-Votes*
                                            ---         --------    ----------         ---         --------      ----------
         Carole L. Anderson             198,108,986     2,676,743        0            78,688,236     1,122,407        0
         Adelaide Attard                198,022,054     2,763,675        0            78,643,514     1,167,129        0
         Cyril F. Brickfield            197,880,680     2,905,049        0            78,541,412     1,269,231        0
         Robert N. Butler               197,861,574     2,924,155        0            78,584,607     1,226,036        0
         Esther Canja                   197,771,606     3,014,123        0            78,536,178     1,274,465        0
         Linda C. Coughlin              197,998,716     2,787,013        0            78,634,270     1,176,373        0
         Horace B. Deets                197,509,529     3,276,200        0            78,463,163     1,347,480        0
         Edgar R. Fiedler               198,038,088     2,747,641        0            78,594,205     1,216,438        0
         Cuyler W. Findlay              197,986,735     2,798,994        0            78,666,715     1,143,928        0
         Eugene P. Forrester            197,994,539     2,791,190        0            78,662,033     1,148,610        0
         Wayne F. Haefer                198,150,546     2,635,183        0            78,713,230     1,097,413        0
         George L. Maddox, Jr.          198,053,152     2,732,577        0            78,677,375     1,133,268        0
         Robert J. Myers                197,782,143     3,003,586        0            78,550,076     1,260,567        0
         James H. Schulz                198,208,487     2,577,242        0            78,762,753     1,047,890        0
         Gordon Shillinglaw             197,909,746     2,875,983        0            78,567,180     1,243,463        0

2. Ratification or rejection of the action taken by the Board of Trustees in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending September 30, 1997.

                            AARP Income Trust                                              AARP Growth Trust
                             Number of Votes:                                               Number of Votes:
                        --------------------------                                   --------------------------
                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           196,218,751      1,008,945    3,558,033       0                78,015,861        530,915    1,263,866       0


3.      Approval or disapproval of Amended and Restated Declarations of Trust.

                            AARP Income Trust                                            AARP Growth Trust
                            Number of Votes:                                             Number of Votes:
                      --------------------------                                   --------------------------

                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           186,179,562      6,964,391    7,577,717     64,058             72,967,248      3,867,254    2,931,868    44,273



-----------------------------------------------------------------------------------------------------------------------------------
*   Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

      OFFICERS AND TRUSTEES

CAROLE LEWIS ANDERSON

    Trustee of AARP Funds; President, MASDUN Capital Advisors; Formerly Principal, Suburban Capital Markets; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College.

ADELAIDE ATTARD

    Trustee of AARP Funds; Member, New York City Department of Aging Advisory Council--Appointed by Mayor (1995); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981 to present); Member, NYS Community Services for the Elderly Advisory Council--Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

CYRIL F. BRICKFIELD

    Trustee of AARP Funds; Honorary President and Special Counsel, American Association of Retired Persons; Former Board Member: American Association of International Aging, National Alzheimer's Association, and American Federation of Aging Research (AFAR).

ROBERT N. BUTLER, M.D.

    Trustee of AARP Funds; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

ESTHER CANJA

    Trustee of AARP Funds; Vice President, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Chair, Board Operations Committee; AARP State Director of Florida (1990-1992).

LINDA C. COUGHLIN

    President and Trustee of AARP Funds; Managing Director and Member, Board of Directors of Scudder, Stevens & Clark, Inc.

HORACE B. DEETS

    Vice Chairman and Trustee of AARP Funds; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

EDGAR R. FIEDLER

    Trustee of AARP Funds; Senior Fellow and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, Zurich-American Insurance Company, HT Insight Funds, and Emerging Mexico Fund.

CUYLER W. FINDLAY

    Chairman and Trustee of AARP Funds; Managing Director of Scudder, Stevens & Clark, Inc., Senior Vice President and Director, Scudder Investor Services, Inc.

EUGENE P. FORRESTER

    Trustee of AARP Funds; Consultant; International Trade Counselor;
    Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant: Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.

      OFFICERS AND TRUSTEES

WAYNE F. HAEFER

    Trustee of AARP Funds; Director, Membership Division of AARP; Trustee, Employee's Pension and Welfare Trusts of AARP and Retired Persons Services, Inc.; Formerly Director, Administration and Data Management Division of AARP.

GEORGE L. MADDOX, JR.

    Trustee of AARP Funds; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

ROBERT J. MYERS

    Trustee of AARP Funds; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director: NASL Series Trust, Inc. and North American Funds, Inc.; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Member, U.S. Office of Technology Assessment, Prospective Payment Assessment Commission.

JAMES H. SCHULZ

    Trustee of AARP Funds; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.

GORDON SHILLINGLAW

    Trustee of AARP Funds; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer, FERIS Foundation of America.

MARGARET D. HADZIMA*                                             EDWARD J. O'CONNELL*
        Vice President                                                  Vice President and  Assistant Treasurer

THOMAS W. JOSEPH*                                                JAMES W. PASMAN*
        Vice President                                                  Vice President

DAVID S. LEE*                                                    KATHRYN L. QUIRK*
        Vice President and Assistant Treasurer                          Vice President and  Secretary

THOMAS F. MCDONOUGH*                                             HOWARD SCHNEIDER*
        Vice President and Assistant Secretary                          Vice President

PAMELA A. MCGRATH*                                               CORNELIA M. SMALL*
        Vice President and Treasurer                                    Vice President

        *Scudder, Stevens & Clark, Inc.

    Effective January 1, 1995, each member of and nominee for the Board of Trustees must own shares of one or more of the Funds within the AARP Investment Program of which he/she serves as Trustee.

     SERVICE AND TAX INFORMATION

SHAREHOLDER                Our knowledgeable AARP Mutual Fund Representatives
SERVICE LINE               are available to answer questions about the Program
                           or your account Monday through Friday, between
1-800-253-2277             8:00 a.m.and 8:00 p.m., eastern time. Transactions
                           can be made Monday through Friday between 8:00 a.m.
                           and 4:00 p.m., eastern time.

                           Write: AARP Investment Program from Scudder P.O. Box 2540
                                           Boston, MA 02208-2540

                           For overnight   AARP Investment Program from Scudder
                           and certified   42 Longwater Drive
                           mail:           Norwell, MA 02061-1612

EASY-ACCESS LINE           Shareholders with a touch-tone telephone may call
                           this automated line to obtain AARP Fund performance
1-800-631-4636             and account information or to exchange or sell
                           (redeem) AARP Mutual Fund shares. This service is available 24 hours a day, 7 days a week.


TRANSACTIONS BY FAX        If you have access to a fax machine, you can fax
                           transaction requests. Any exchange or redemption
1-800-821-6234             request received after 4:00 p.m. business days or on
                           weekends, will be processed the next business day.
                           All faxes are kept confidential.


TDD (TELECOMMUNICATIONS    AARP members with hearing or speech impairments and
DEVICE FOR THE DEAF AND    access to TDD equipment can communicate with the
SPEECH IMPAIRED)           AARP Investment Program Monday through Friday
                           between 8:00 a.m. and 6:00 p.m., eastern time.
1-800-634-9454             Transactions can be made between 8:00 a.m. and 4:00
                           p.m., eastern time.


TAX INFORMATION            Of the dividends paid from net investment income by
                           the AARP High Quality Tax Free Money Fund and the
                           AARP Insured Tax Free General Bond Fund for the
                           Funds' fiscal years ending September 30, 1996, 100% constituted exempt-interest dividends for regular federal income tax purposes.

                           Pursuant to Section 852 of the Internal Revenue Code, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP Capital Growth Fund, and the AARP Insured Tax Free General Bond Fund designate $3,574,697, $132,329,293,
                           $52,397,990, and $3,762,709, respectively, as
                           capital gain dividends for their fiscal years ended September 30, 1996.

                           Pursuant to Section 853 of the Internal Revenue Code, AARP Global Growth Fund designates $0.012 per share (representing a total of $60,508) of foreign taxes and $0.046 per share (representing a total of $229,904) of foreign source income as having been paid in the fiscal year ended 9/30/96.

                           Pursuant to Section 854 of the Internal Revenue Code, the percentages of ordinary income dividends paid qualify for the dividends received deduction for corporations are as follow: AARP Balanced Stock and Bond Fund 40.72%, AARP Capital Growth Fund 100% and AARP Growth and Income Fund 94.47%.

                           In January 1997 you will receive federal tax information on all distributions paid to your account in calendar year 1996.

                           AARP TAX FREE INCOME TRUST

                            PART C. OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
--------          ---------------------------------

                  a.       Financial Statements

                           Included in Part A of this Registration Statement:

                                    Financial Highlights for the ten fiscal years ended
                                    September 30, 1996.

                           Included in Part B of this Registration Statement:

                                    Lists of Investments as of September 30, 1996
                                    Statements of Assets and Liabilities as of September 30, 1996
                                    Statements of Operations for the fiscal year ended September
                                    30, 1996
                                    Statements of Changes in Net Assets for the fiscal year
                                    ended September 30, 1996
                                    Financial Highlights for the five fiscal years ended
                                    September 30, 1996
                                    Notes to Financial Statements

                           Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

                   b.        Exhibits:

                             1.       (a)(1)  Declaration of Trust dated June 8, 1984, as amended November 1, 1984.
                                              (Previously filed as Exhibit 1(a) to Post-Effective Amendment No. 1 to the Registration Statement.)

                                      (a)(2)  Certificate of Amendment dated September 15, 1989 to Declaration of
                                              Trust.
                                              (Previously filed as Exhibit 1(a)(2) to Post-Effective Amendment No.
                                              10 to the Registration Statement.)

                                      (a)(3)  Certificate of Amendment dated June 26, 1991 to Declaration of Trust.
                                              (Previously filed as Exhibit 1(a)(3) to Post-Effective Amendment No.
                                              12 to the Registration Statement.)

                                      (a)(4)  Certificate of Amendment dated January 25, 1994 to Declaration of
                                              Trust.
                                              (Previously filed as Exhibit 1(a)(4) to Post-Effective Amendment No.
                                              16 to the Registration Statement.)

                                      (a)(5)  Amended and  Restated  Declaration of Trust dated  September 13, 1996 is filed herein.

                                      (b)(1)  Establishment of Series dated November 27, 1984.
                                              (Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement.)


                                Part C - Page 1

                                      (b)(2)  Redesignation of Series dated June 26, 1991.
                                              (Previously filed as Exhibit 1(b)(2) to Post-Effective Amendment No.
                                              12 to the Registration Statement.)

                             2.       (a)(1)  By-Laws of the Registrant as amended June 17, 1992.
                                              (Previously filed as Exhibit 2 to Post-Effective Amendment No. 13 to the Registration Statement.)

                                      (a)(2)  By-Laws of the Registrant as amended March 17, 1993.
                                              (Previously filed as Exhibit (2)(a)(2) to Post-Effective Amendment
                                              No. 14 to the Registration Statement.)

                                      (a)(3)  Certificate  as to  Resolution  of Board  Members dated June 24, 1996 is filed herein.

                             3.               Inapplicable.

                             4.               Specimen certificate representing shares of beneficial interest having a par value of $.01 per share.
                                              (Previously filed as Exhibit 4 to Post-Effective Amendment No. 1 to the Registration Statement.)

                             5.       (a)     Investment Management and Advisory Agreement between the Registrant and AARP/Scudder Financial Management Company dated December 16,
                                              1985.
                                              (Previously filed as Exhibit 5(a) to Post-Effective Amendment No. 5 to the Registration Statement.)  Terminated February 1, 1994.

                                      (a)(1)  Investment Management Agreement between the Registrant and Scudder,
                                              Stevens & Clark, Inc. dated February 1, 1994.
                                              (Previously filed as Exhibit 5(a)(1) to Post-Effective Amendment No.
                                              16 to the Registration Statement.)

                                      (b)     Subadvisory Agreement among AARP/Scudder Financial Management
                                              Company, Scudder, Stevens & Clark Ltd., the Registrant, AARP Income
                                              Trust and AARP Growth Trust dated December 16, 1985.
                                              (Previously filed as Exhibit 5(b) to Post-Effective Amendment No. 5 to the Registration Statement.)  Terminated February 1, 1994.

                             6.               Underwriting Agreement between the Registrant and Scudder Fund
                                              Distributors, Inc. dated September 4, 1985.
                                              (Previously filed as Exhibit 6 to Post-Effective  Amendment No. 4 to the Registration Statement.)

                             7.               Inapplicable.

                             8.       (a)(1)  Custodian Agreement between the Registrant and State Street Bank and
                                              Trust Company dated November 30, 1984.
                                              (Previously filed as Exhibit 8(a)(1) to Post-Effective Amendment No.
                                              4 to the Registration Statement.)

                                      (a)(2)  Fee schedule for Exhibit 8(a)(l).
                                              (Previously filed as Exhibit 8(a)(2) to Post-Effective Amendment No.
                                              4 to the Registration Statement.)


                                Part C - Page 2

                                      (a)(3)  Additional Provision to Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 30, 1984.
                                              (Previously filed as Exhibit 8(a)(3) to Post-Effective Amendment No.
                                              4 to the Registration Statement.)

                                      (a)(4)  Amendment No. 1 to Custodian Contract between the  Registrant and
                                              State Street Bank and Trust Company dated November 30, 1984.
                                              (Previously filed as Exhibit 8(a)(4) to Post-Effective Amendment No.
                                              4 to the Registration Statement.)

                                      (a)(5)  Amendment dated September 15, 1988 to Custodian Contract between
                                              Registrant and State Street Bank and Trust Company, dated November
                                              30, 1984.
                                              (Previously filed as Exhibit 8(a)(5) to Post-Effective Amendment No.
                                              9 to the Registration Statement.)

                                      (a)(6)  Form of revised fee schedule for Exhibit 8(a)(1).
                                              (Previously filed as Exhibit 8(a)(6) to Post-Effective Amendment No.
                                              17 to the Registration Statement.)

                                      (b)     Subcustodian Agreement between State Street Bank and Trust Company and Morgan Guaranty Trust Company of New York, dated November 25,
                                              1985.
                                              (Previously filed as Exhibit 8(b) to Post-Effective Amendment No. 9 to the Registration Statement.)

                                      (c)     Subcustodian Agreement between State Street Bank and Trust Company and Irving Trust Company, dated November 30, 1987.
                                              (Previously filed as Exhibit 8(c) to Post-Effective Amendment No. 9 to the Registration Statement.)

                                      (d)     Subcustodian Agreement between State Street Bank and Trust Company and Security Pacific National Trust Company (New York), dated
                                              February 18, 1988.
                                              (Previously filed as Exhibit 8(d) to Post-Effective Amendment No. 9 to the Registration Statement.)

                                      (e)     Subcustodian Agreement between State Street Bank and Trust Company and Chemical Bank, dated May 31, 1988.
                                              (Previously filed as Exhibit 8(e) to Post-Effective Amendment No. 9 to the Registration Statement.)

                             9.       (a)     Transfer Agency and Service Agreement between the Registrant and
                                              Scudder Service Corporation dated October 2, 1989.
                                              (Previously filed as Exhibit 9(a) to Post-Effective Amendment No. 10 to the Registration Statement.)

                                      (b)     Member Services Agreement among AARP/Scudder  Financial Management
                                              Company, AARP Financial  Services Corp., the Registrant, AARP Income
                                              Trust and AARP Growth Trust dated November 30, 1984.


                                Part C - Page 3

                                              (Previously filed as Exhibit 9(b) to Post-Effective Amendment No. 5 to the Registration Statement.)  Terminated February 1, 1994.

                                      (b)(1)  Member Services Agreement between AARP Financial Services Corp. and
                                              Scudder, Stevens & Clark, Inc. dated February 1, 1994.
                                              (Previously filed as Exhibit 9(b)(1) to Post-Effective Amendment No.
                                              16 to the Registration Statement.)

                                      (c)     Service Mark License Agreement among Scudder, Stevens & Clark,
                                              American Association of Retired Persons, the Registrant, AARP Income
                                              Trust and AARP Growth Trust dated November 30, 1984.
                                              (Previously filed as Exhibit 9(c) to Post-Effective Amendment No. 5 to the Registration Statement.)

                                      (c)(1)  Service Mark License Agreement among Scudder, Stevens & Clark,
                                              Inc., American Association of Retired Persons, the Registrant,
                                              AARP Cash Investment Trust, AARP Growth Trust and AARP Income
                                              Trust dated March 20, 1996 is filed herein.

                                      (d)     Shareholder Service Agreement between the Registrant and Scudder
                                              Service Corporation dated June 1, 1988.
                                              (Previously filed as Exhibit 9(d) to Post-Effective Amendment No. 9 to the Registration Statement.)

                                      (e)     Fund Accounting Services Agreement between the Registrant, on behalf of AARP High Quality Tax Free Money Fund and Scudder Fund Accounting
                                              Corporation dated October 6, 1995.
                                              (Previously filed as Exhibit 9(e) to Post-Effective Amendment No. 17 to the Registration Statement.)

                                      (f)     Fund Accounting Services Agreement between the Registrant, on behalf of AARP Insured Tax Free General Bond Fund and Scudder Fund
                                              Accounting Corporation dated November 10, 1995.
                                              (Previously filed as Exhibit 9(f) to Post-Effective Amendment No. 17 to the Registration Statement.)

                             10.              Inapplicable.

                             11.              Consent of Independent Accountants is filed herein.

                             12.              Inapplicable.

                             13.              Inapplicable.

                             14.              Inapplicable.

                             15.              Inapplicable.

                             16.              Schedule for Computation of Performance Data.
                                              (Previously filed as Exhibit 16 to Post-Effective Amendment No. 10 to the Registration Statement.)

                             17.              Financial Data Schedules are filed herein.

                             18.              Inapplicable.


                                Part C - Page 4

Power of Attorney for Cuyler W. Findlay, Cyril F. Brickfield, Edgar R. Fiedler, Eugene P. Forrester, George L. Maddox, Jr., James H. Schulz and Gordon Shillinglaw is incorporated by reference to the Signature Page of Post-Effective Amendment No. 8.

Power of Attorney for Linda C. Coughlin, Horace Deets and Wayne F. Haefer is incorporated by reference to the Signature Page of Post-Effective Amendment No. 17 to the Registration Statement.

Power of Attorney for Carole Lewis Anderson, Adelaide Attard, Robert N. Butler and Esther Canja is filed herein.

Item 25.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  None

Item 26.          Number of Holders of Securities (as of December 31, 1996).
--------          ----------------------------------------------------------

                                         (1)                                              (2)
                                   Title of Class                            Number of Record Shareholders
                                   --------------                            -----------------------------
                   Shares of beneficial interest
                   with par value of $.01

                       AARP High Quality Tax Free Money Fund                             9,087
                       AARP Insured Tax Free General Bond Fund                          64,794

Item 27.          Indemnification.
--------          ----------------

                  A policy of insurance covering Scudder, Stevens & Clark, Inc., its affiliates, including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder, Stevens & Clark, Inc. insures the Registrant's Trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article IV, Sections 4.1 - 4.3 of Registrant's Declaration of Trust provide as follows:

                  Section 4.1 No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholders Shares are issued. The rights accruing to a Shareholder under this
                  Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.


                                Part C - Page 5

                  Section 4.2 Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, agent or service provider thereof for any action or failure to act by him (or her) or any other such Trustee, officer, employee, agent or service provider (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office. The term "service provider" as used in this Section 4.2, shall include any investment adviser, principal underwriter or other person with whom the Trust has an agreement for provision of services.

                  Section 4.3 Mandatory Indemnification.

                  (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                           (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or
                           "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b) No indemnification shall be provided hereunder to a Trustee or officer:

                           (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                           (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                                    (A) by the court or other body approving the settlement or other disposition; or

                                    (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to


                                Part C - Page 6
                           indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section
                           4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3 provided that either:

                           (i) such undertaking is secured by a surety bond or some appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances: or

                           (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 28.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  The Adviser has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------
Stephen R. Beckwith        Director, Vice President, Assistant Treasurer, Chief Operating Officer & Chief
                                 Financial Officer, Scudder, Stevens & Clark, Inc. (investment adviser)**

Lynn S. Birdsong           Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Supervisory Director, The Latin America Income and Appreciation Fund N.V. (investment company) +
                           Supervisory Director, The Venezuela High Income Fund N.V. (investment company) xx
                           Supervisory Director, Scudder Mortgage Fund (investment company)+
                           Supervisory Director, Scudder Floating Rate Funds for Fannie Mae  Mortgage Securities I
                                 & II (investment company) +
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A. (investment manager) #
                           Trustee, Scudder Funds Trust (investment company)*
                           President & Director, The Latin America Dollar Income Fund, Inc.  (investment company)**
                           President & Director, Scudder World Income Opportunities Fund, Inc.  (investment company)**
                           Director, Canadian High Income Fund (investment company)#
                           Director, Hot Growth Companies Fund (investment company)#
                           President, The Japan Fund, Inc. (investment company)**
                           Director, Sovereign High Yield Investment Company (investment company)+

Nicholas Bratt             Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           President & Director, Scudder New Europe Fund, Inc. (investment company)**
                           President & Director, The Brazil Fund, Inc. (investment company)**


                                Part C - Page 7

                           President & Director, The First Iberian Fund, Inc. (investment company)**
                           President & Director, Scudder International Fund, Inc.  (investment company)**
                           President & Director, Scudder Global Fund, Inc. (President on all series except Scudder
                                 Global Fund) (investment company)**
                           President & Director, The Korea Fund, Inc. (investment company)**
                           President & Director, Scudder New Asia Fund, Inc. (investment company)**
                           President, The Argentina Fund, Inc. (investment company)**
                           Vice President, Scudder, Stevens & Clark Corporation (Delaware) (investment adviser)**
                           Vice President, Scudder, Stevens & Clark Japan, Inc. (investment adviser)###
                           Vice President, Scudder, Stevens & Clark of Canada Ltd. (Canadian investment adviser)
                                 Toronto, Ontario, Canada
                           Vice President, Scudder, Stevens & Clark Overseas Corporation oo

E. Michael Brown           Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Trustee, Scudder GNMA Fund (investment company)*
                           Trustee, Scudder U.S. Treasury Fund (investment company)*
                           Trustee, Scudder Tax Free Money Fund (investment company)*
                           Assistant Treasurer, Scudder Investor Services, Inc. (broker/dealer)*
                           Director & President, Scudder Realty Holding Corporation (a real estate holding company)*
                           Director & President,  Scudder Trust Company (a trust company)+++
                           Director, Scudder Trust (Cayman) Ltd.

Mark S. Casady             Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Director & Vice President, Scudder Investor Services, Inc. (broker/dealer)*
                           Vice President, Scudder Service Corporation (in-house transfer agent)*
                           Director, SFA, Inc. (advertising agency)*

Linda C. Coughlin          Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Director & Senior Vice President, Scudder Investor Services, Inc. (broker/dealer)*
                           President & Trustee, AARP Cash Investment Funds  (investment company)**
                           President & Trustee, AARP Growth Trust (investment company)**
                           President & Trustee, AARP Income Trust (investment company)**
                           President & Trustee, AARP Tax Free Income Trust  (investment company)**
                           President & Trustee, AARP Managed Investment Portfolios Trust  (investment company)**
                           Director, SFA, Inc. (advertising agency)*

Margaret D. Hadzima        Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Assistant Treasurer, Scudder Investor Services, Inc. (broker/dealer)*

Jerard K. Hartman          Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Scudder California Tax Free Trust (investment company)*
                           Vice President, Scudder Equity Trust (investment company)**
                           Vice President, Scudder Cash Investment Trust (investment company)*
                           Vice President, Scudder Fund, Inc. (investment company)**
                           Vice President, Scudder Global Fund, Inc. (investment company)**
                           Vice President, Scudder GNMA Fund (investment company)*
                           Vice President, Scudder Portfolio Trust (investment company)*
                           Vice President, Scudder Institutional Fund, Inc. (investment company)**
                           Vice President, Scudder International Fund, Inc. (investment company)**
                           Vice President, Scudder Investment Trust (investment company)*
                           Vice President, Scudder Municipal Trust (investment company)*
                           Vice President, Scudder Mutual Funds, Inc. (investment company)**


                                Part C - Page 8

                           Vice President, Scudder New Asia Fund, Inc. (investment company)**
                           Vice President, Scudder New Europe Fund, Inc. (investment company)**
                           Vice President, Scudder Securities Trust (investment company)*
                           Vice President, Scudder State Tax Free Trust (investment company)*
                           Vice President, Scudder Funds Trust (investment company)**
                           Vice President, Scudder Tax Free Money Fund (investment company)*
                           Vice President, Scudder Tax Free Trust (investment company)*
                           Vice President, Scudder U.S. Treasury Money Fund (investment company)*
                           Vice President, Scudder Pathway Series (investment company)*
                           Vice President, Scudder Variable Life Investment Fund (investment company)*
                           Vice President, The Brazil Fund, Inc. (investment company)**
                           Vice President, The Korea Fund, Inc. (investment company)**
                           Vice President, The Argentina Fund, Inc. (investment company)**
                           Vice President & Director, Scudder, Stevens & Clark of Canada, Ltd. (Canadian
                                 investment adviser) Toronto, Ontario, Canada
                           Vice President, The First Iberian Fund, Inc. (investment company)**
                           Vice President, The Latin America Dollar Income Fund, Inc. (investment company)**
                           Vice President, Scudder World Income Opportunities Fund, Inc. (investment company)**

Richard A. Holt            Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Scudder Variable Life Investment Fund (investment company)*

Dudley H. Ladd             Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Director, Scudder Global Fund, Inc. (investment company)**
                           Director, Scudder International Fund, Inc. (investment company)**
                           Director, Scudder Mutual Fund, Inc. (investment company)**
                           Senior Vice President & Director, Scudder Investor Services, Inc. (broker/dealer)*
                           President & Director, SFA, Inc. (advertising agency)*
                           Vice President & Trustee, Scudder Cash Investment Trust  (investment company)*
                           Trustee, Scudder Investment Trust (investment company)*
                           Trustee, Scudder Portfolio Trust (investment company)*
                           Trustee, Scudder Municipal Trust (investment company)*
                           Trustee, Scudder Securities Trust (investment company)*
                           Trustee, Scudder State Tax Free Trust (investment company)*
                           Trustee, Scudder Equity Trust (investment company)**
                           Vice President, Scudder U.S. Treasury Money Fund  (investment company)*

John T. Packard            Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           President, Montgomery Street Income Securities, Inc. (investment company) o
                           Director, Scudder Realty Advisors, Inc. (realty investment adviser) x

Daniel Pierce              Chairman & Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Chairman & Director, Scudder New Europe Fund, Inc. (investment company)**
                           Trustee, Scudder California Tax Free Trust (investment company)*
                           President & Trustee, Scudder Equity Trust (investment company)**
                           Director, The First Iberian Fund, Inc. (investment company)**
                           President & Trustee, Scudder GNMA Fund (investment company)*
                           President & Trustee, Scudder Portfolio Trust (investment company)*
                           President & Trustee, Scudder Funds Trust (investment company)**
                           President & Director, Scudder Institutional Fund, Inc. (investment company)**
                           President & Director, Scudder Fund, Inc. (investment company)**
                           Chairman & Director, Scudder International Fund, Inc. (investment company)**
                           President & Trustee, Scudder Investment Trust (investment company)*
                           Vice President & Trustee, Scudder Municipal Trust (investment company)*


                                Part C - Page 9

                           Vice President & Trustee, Scudder Pathway Series (investment company)*
                           President & Director, Scudder Mutual Funds, Inc. (investment company)**
                           Director, Scudder New Asia Fund, Inc. (investment company)**
                           President & Trustee, Scudder Securities Trust (investment company)*
                           Trustee, Scudder State Tax Free Trust (investment company)*
                           Vice President & Trustee, Scudder Variable Life Investment Fund (investment company)*
                           Director, The Brazil Fund, Inc. (until 7/94) (investment company)**
                           Vice President & Assistant Treasurer, Montgomery Street Income Securities, Inc.
                                 (investment company)o
                           Chairman, Vice President & Director, Scudder Global Fund, Inc.  (investment company)**
                           Vice President, Director & Assistant Treasurer, Scudder Investor Services, Inc.
                                 (broker/dealer)*
                           President & Director, Scudder Service Corporation (in-house transfer agent)*
                           Chairman & President, Scudder, Stevens & Clark of Canada, Ltd. (Canadian investment adviser), Toronto, Ontario, Canada
                           President & Director, Scudder Precious Metals, Inc. xxx
                           Chairman & Director, Scudder Global Opportunities Funds (investment company) Luxembourg
                           Chairman, Scudder, Stevens & Clark, Ltd. (investment adviser) London, England
                           Director, Scudder Fund Accounting Corporation (in-house fund accounting agent)*
                           Director, Vice President & Assistant Secretary, Scudder Realty Holdings Corporation (a
                                 real estate holding company)*
                           Director, Scudder Latin America Investment Trust PLC (investment company)@
                           Incorporator, Scudder Trust Company (a trust company)+++
                           Director, Fiduciary Trust Company (banking & trust company) Boston, MA
                           Director, Fiduciary Company Incorporated (banking & trust company) Boston, MA
                           Trustee, New England Aquarium, Boston, MA

Kathryn L. Quirk           Director & Secretary, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Scudder Fund, Inc. (investment company)**
                           Vice President, Scudder Institutional Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, Scudder World Income Opportunities Fund, Inc.
                                 (investment company)**
                           Vice President & Assistant Secretary, The Korea Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, The Argentina Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, The Brazil Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, Scudder International Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, Scudder Equity Trust (investment company)**
                           Vice President & Assistant Secretary, Scudder Securities Trust (investment company)*
                           Vice President & Assistant Secretary, Scudder Funds Trust (investment company)**
                           Vice President & Assistant Secretary, Scudder Global Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, Montgomery Street Income Securities, Inc.
                                 (investment company)o
                           Vice President & Assistant Secretary, Scudder Mutual Funds, Inc. (investment company)**
                           Vice President & Assistant Secretary, Scudder Pathway Series (investment company)*
                           Vice President & Assistant Secretary, Scudder New Europe Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, Scudder Variable Life Investment Fund (investment company)*


                                Part C - Page 10

                           Vice President & Assistant Secretary, The First Iberian Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, The Latin America Dollar Income Fund, Inc.
                                 (investment company)**
                           Vice President & Secretary, AARP Growth Trust (investment company)**
                           Vice President & Secretary, AARP Income Trust (investment company)**
                           Vice President & Secretary, AARP Tax Free Income Trust (investment company)**
                           Vice President & Secretary, AARP Cash Investment Funds (investment company)**
                           Vice President & Secretary, AARP Managed Investment Portfolios Trust (investment company)**
                           Vice President, Scudder GNMA Fund (investment company)*
                           Vice President & Secretary, The Japan Fund, Inc. (investment company)**
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation (in-house fund accounting agent)*
                           Senior Vice President, Scudder Investor Services, Inc. (broker/dealer)*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation (a real estate holding company)*
                           Vice President & Assistant Secretary, Scudder Precious Metals, Inc. xxx

Cornelia M. Small          Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Scudder Global Fund, Inc. (investment company)**
                           Vice President, AARP Cash Investment Funds (investment company)**
                           Vice President, AARP Growth Trust (investment company)**
                           Vice President, AARP Income Trust (investment company)**
                           Vice President, AARP Tax Free Income Trust (investment company)**

Edmond D. Villani          Director, President & Chief Executive Officer, Scudder, Stevens & Clark, Inc.
                                 (investment adviser)**
                           Chairman & Director, Scudder New Asia Fund, Inc. (investment company)**
                           Chairman & Director, The Argentina Fund, Inc. (investment company)**
                           Director, Scudder Realty Advisors, Inc. (realty investment adviser) x
                           Supervisory Director, Scudder Mortgage Fund (investment company) +
                           Chairman & Director, The Latin America Dollar Income Fund, Inc. (investment company)**
                           Director, Scudder, Stevens & Clark Japan, Inc. (investment adviser)###
                           Chairman & Director, Scudder World Income Opportunities Fund, Inc.  (investment company)**
                           Supervisory Director, Scudder Floating Rate Funds for Fannie Mae Mortgage Securities I
                                 & II (investment company)+
                           Director, The Brazil Fund, Inc. (investment company)**
                           Director, Indosuez High Yield Bond Fund (investment company) Luxembourg
                           President & Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President & Director, Scudder, Stevens & Clark Corporation (Delaware) (investment adviser)**
                           Director, IBJ Global Investment Management S.A., (Luxembourg investment management company) Luxembourg, Grand-Duchy of Luxembourg

Stephen A. Wohler          Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Montgomery Street Income Securities, Inc. (investment company)o

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         ++       Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, IL
         +++      5 Industrial Way, Salem, NH


                                Part C - Page 11

         o        101 California Street, San Francisco, CA
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         +        John B. Gorsiraweg 6, Willemstad Curacao, Netherlands Antilles
         xx       De Ruyterkade 62, P.O. Box 812, Willemstad Curacao, Netherlands Antilles
         ##       2 Boulevard Royal, Luxembourg
         ***      B1 2F3F 248 Section 3, Nan King East Road, Taipei, Taiwan
         xxx      Grand Cayman, Cayman Islands, British West Indies
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         @        c/o Sinclair Hendersen Limited, 23 Cathedral Yard, Exeter, Devon

Item 29.          Principal Underwriters.
--------          -----------------------

         (a)      Scudder California Tax Free Trust
                  Scudder Cash Investment Trust
                  Scudder Equity Trust
                  Scudder Fund, Inc.
                  Scudder Funds Trust
                  Scudder Global Fund, Inc.
                  Scudder GNMA Fund
                  Scudder Institutional Fund, Inc.
                  Scudder International Fund, Inc.
                  Scudder Investment Trust
                  Scudder Municipal Trust
                  Scudder Mutual Funds, Inc.
                  Scudder Pathway Series
                  Scudder Portfolio Trust
                  Scudder Securities Trust
                  Scudder State Tax Free Trust
                  Scudder Tax Free Money Fund
                  Scudder Tax Free Trust
                  Scudder U.S. Treasury Money Fund
                  Scudder Variable Life Investment Fund
                  AARP Cash Investment Funds
                  AARP Growth Trust
                  AARP Income Trust
                  AARP Tax Free Income Trust
                  AARP Managed Investment Portfolios Trust
                  The Japan Fund, Inc.

         (b)

         (1)                               (2)                                     (3)

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------
         E. Michael Brown                  Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         Mark S. Casady                    Director and Vice President             None
         Two International Place
         Boston, MA  02110

                                Part C - Page 12

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------
         Linda Coughlin                    Director and Senior Vice President      Chairman and Trustee
         Two International Place
         Boston, MA  02110

         Richard W. Desmond                Vice President                          None
         345 Park Avenue
         New York, NY  10154

         Paul J. Elmlinger                 Senior Vice President                   None
         345 Park Avenue
         New York, NY  10154

         Margaret D. Hadzima               Assistant Treasurer                     Vice President
         Two International Place
         Boston, MA  02110

         Thomas W. Joseph                  Director, Vice President,               Vice President
         Two International Place           Treasurer and Assistant Clerk
         Boston, MA 02110

         Dudley H. Ladd                    Director and Senior Vice President      None
         Two International Place
         Boston, MA 02110

         David S. Lee                      Director, President and Assistant       Vice President and
         Two International Place           Treasurer                               Assistant Treasurer
         Boston, MA 02110

         Thomas F. McDonough               Clerk                                   Vice President and
         Two International Place                                                   Assistant Secretary
         Boston, MA 02110

         Thomas H. O'Brien                 Assistant Treasurer                     None
         345 Park Avenue
         New York, NY  10154

         Edward J. O'Connell               Assistant Treasurer                     Vice President and
         345 Park Avenue                                                           Assistant Treasurer
         New York, NY 10154

         Daniel Pierce                     Director, Vice President                None
         Two International Place           and Assistant Treasurer
         Boston, MA 02110

         Kathryn L. Quirk                  Senior Vice President                   Vice President and
         345 Park Avenue                                                           Secretary
         New York, NY  10154

         Edmund J. Thimme                  Director and Vice President             None
         345 Park Avenue
         New York, NY  10154


                                Part C - Page 13

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------
         Benjamin Thorndike                Vice President                          None
         Two International Place
         Boston, MA 02110

         David B. Watts                    Assistant Treasurer                     None
         Two International Place
         Boston, MA 02110

         Linda J. Wondrack                 Vice President                          None
         Two International Place
         Boston, MA 02110

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 29.

         (c)

                     (1)                     (2)                 (3)                 (4)                 (5)
                                       Net Underwriting    Compensation on
              Name of Principal         Discounts and        Redemptions          Brokerage             Other
                 Underwriter             Commissions       and Repurchases       Commissions         Compensation
                 -----------             -----------       ---------------       -----------         ------------
               Scudder Investor              None                None                None               None
                Services, Inc.

Item 30.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Scudder, Stevens & Clark, Inc., Two International Place, Boston, MA 02110. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts.

Item 31.          Management Services.
--------          --------------------

                  Inapplicable.

Item 32.          Undertakings.
--------          -------------

                  Inapplicable.


                                Part C - Page 14

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 30th day of January, 1997.

                                        AARP TAX FREE INCOME TRUST


                                     By /s/Thomas F. McDonough
                                        ----------------------------------------
                                        Thomas F. McDonough, Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/Linda C. Coughlin
--------------------------------------
Linda C. Coughlin*                          Chairman and Trustee                January 30, 1997

/s/Carole Lewis Anderson
--------------------------------------
Carole Lewis Anderson*                      Trustee                             January 30, 1997

/s/Adelaide Attard
--------------------------------------
Adelaide Attard*                            Trustee                             January 30, 1997

/s/Cyril F. Brickfield
--------------------------------------
Cyril F. Brickfield*                        Trustee                             January 30, 1997

/s/Robert N. Butler
--------------------------------------
Robert N. Butler*                           Trustee                             January 30, 1997

/s/Esther Canja
--------------------------------------
Esther Canja*                               Trustee                             January 30, 1997

/s/Horace Deets
--------------------------------------
Horace Deets*                               Vice Chairman and Trustee           January 30, 1997

/s/Edgar R. Fiedler
--------------------------------------
Edgar R. Fiedler*                           Trustee                             January 30, 1997

/s/Eugene P. Forrester
--------------------------------------
Eugene P. Forrester*                        Trustee                             January 30, 1997

/s/Wayne F. Haefer
--------------------------------------
Wayne F. Haefer*                            Trustee                             January 30, 1997

/s/George L. Maddox, Jr.
--------------------------------------
George L. Maddox, Jr.*                      Trustee                             January 30, 1997

/s/Robert J. Myers
--------------------------------------
Robert J. Myers*                            Trustee                             January 30, 1997



SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/James H. Schulz
--------------------------------------
James H. Schulz*                            Trustee                             January 30, 1997

/s/Gordon Shillinglaw
--------------------------------------
Gordon Shillinglaw*                         Trustee                             January 30, 1997

/s/Pamela A. McGrath
--------------------------------------
Pamela A. McGrath                           Treasurer (Principal Financial and  January 30, 1997
                                            Accounting Officer)



*By      /s/Thomas F. McDonough
         ---------------------------------------
         Thomas F. McDonough
         Attorney-in-fact pursuant to a power of attorney
         contained in the signature pages of Post-Effective
         Amendment No. 8 to the Registration Statement
         filed December 4, 1987, Post-Effective Amendment
         No. 17 to the Registration Statement filed January
         19, 1996, and Post-Effective Amendment No. 19 to
         the Registration Statement filed July 1, 1996.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 30th day of January, 1997.

                                        AARP TAX FREE INCOME TRUST


                                     By /s/Thomas F. McDonough
                                        ----------------------------------------
                                        Thomas F. McDonough,
                                        Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in her capacity as a trustee or officer, or both, as the case may be of the Registrant, does hereby appoint David S. Lee, Thomas F. McDonough and Sheldon A. Jones and each of them, severally, or if more than one acts, a majority of them, her true and lawful attorney and agent to execute in her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                                   TITLE             DATE
---------                                   -----             ----

/s/Carole Lewis Anderson
--------------------------------------
Carole Lewis Anderson                       Trustee           January 30, 1997

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 30th day of January, 1997.

                                        AARP TAX FREE INCOME TRUST


                                     By /s/Thomas F. McDonough
                                        ----------------------------------------
                                        Thomas F. McDonough,
                                        Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in her capacity as a trustee or officer, or both, as the case may be of the Registrant, does hereby appoint David S. Lee, Thomas F. McDonough and Sheldon A. Jones and each of them, severally, or if more than one acts, a majority of them, her true and lawful attorney and agent to execute in her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                                   TITLE             DATE
---------                                   -----             ----

/s/Adelaide Attard
--------------------------------------
Adelaide Attard                             Trustee           January 30, 1997

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 30th day of January, 1997.

                                        AARP TAX FREE INCOME TRUST


                                     By /s/Thomas F. McDonough
                                        ----------------------------------------
                                        Thomas F. McDonough,
                                        Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in her capacity as a trustee or officer, or both, as the case may be of the Registrant, does hereby appoint David S. Lee, Thomas F. McDonough and Sheldon A. Jones and each of them, severally, or if more than one acts, a majority of them, her true and lawful attorney and agent to execute in her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                                   TITLE             DATE
---------                                   -----             ----

/s/Robert N. Butler
--------------------------------------
Robert N. Butler                            Trustee           January 30, 1997

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 30th day of January, 1997.

                                        AARP TAX FREE INCOME TRUST


                                     By /s/Thomas F. McDonough
                                        ----------------------------------------
                                        Thomas F. McDonough,
                                        Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in her capacity as a trustee or officer, or both, as the case may be of the Registrant, does hereby appoint David S. Lee, Thomas F. McDonough and Sheldon A. Jones and each of them, severally, or if more than one acts, a majority of them, her true and lawful attorney and agent to execute in her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                                   TITLE             DATE
---------                                   -----             ----

/s/Esther Canja
--------------------------------------
Esther Canja                                Trustee           January 30, 1997

                                                               File No. 2-91579
                                                               File No. 811-4050




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 19

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                                       AND


                                AMENDMENT NO. 21

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940




                           AARP TAX FREE INCOME TRUST

                           AARP TAX FREE INCOME TRUST

                                  EXHIBIT INDEX



                                 Exhibit 1(a)(5)

                                 Exhibit 2(a)(3)

                                 Exhibit 9(c)(1)

                                   Exhibit 11

                                   Exhibit 17